As filed with the Securities and Exchange Commission on November 5, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
c/o Neuberger Berman Management LLC
Neuberger Berman Equity Funds
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006-1600
 (Names and Addresses of agents for service)

Date of fiscal year end: August 31, 2010

Date of reporting period: August 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Shareholders.

Neuberger Berman Equity Funds

Investor Class Shares Trust Class Shares Advisor Class Shares Institutional Class Shares	Class A Shares Class C Shares Class R3 Shares

Climate Change Fund
Emerging Markets Equity Fund
Equity Income Fund
Focus Fund
Genesis Fund
Guardian Fund
International Fund
International Institutional Fund
International Large Cap Fund
Intrinsic Value Fund

Large Cap Disciplined Growth Fund Mid Cap Growth Fund Multi-Cap Opportunities Fund Partners Fund Real Estate Fund Regency Fund Select Equities Fund Small Cap Growth Fund Socially Responsive Fund

Annual Report
August 31, 2010

Contents

THE FUNDS
President's Letter	1

PORTFOLIO COMMENTARY (UNAUDITED)

Climate Change Fund	2

Emerging Markets Equity Fund	6

Equity Income Fund	10

Focus Fund	14

Genesis Fund	18

Guardian Fund	22

International Fund	26

International Institutional Fund	29

International Large Cap Fund	32

Intrinsic Value Fund	36

Large Cap Disciplined Growth Fund	40

Mid Cap Growth Fund	44

Multi-Cap Opportunities Fund	48

Partners Fund	52

Real Estate Fund	56

Regency Fund	60

Select Equities Fund	64

Small Cap Growth Fund	68

Socially Responsive Fund	72

FUND EXPENSE INFORMATION	81

SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS

Climate Change Fund	85

Emerging Markets Equity Fund	87

Equity Income Fund	90

Focus Fund	92

Genesis Fund	93

Guardian Fund	95

International Fund	96

International Institutional Fund	99

International Large Cap Fund	102

Intrinsic Value Fund	105

Large Cap Disciplined Growth Fund	107

Mid Cap Growth Fund	109

Multi-Cap Opportunities Fund	111

Partners Fund	112

Real Estate Fund	114

Regency Fund	115

Select Equities Fund	117

Small Cap Growth Fund	118

Socially Responsive Fund	120

FINANCIAL STATEMENTS	131

FINANCIAL HIGHLIGHTS (ALL CLASSES) PER SHARE DATA

Climate Change Fund	185

Emerging Markets Equity Fund	185

Equity Income Fund	187

Focus Fund	187

Genesis Fund	189

Guardian Fund	191

International Fund	193

International Institutional Fund	193

International Large Cap Fund	195

Intrinsic Value Fund	195

Large Cap Disciplined Growth Fund	197

Mid Cap Growth Fund	199

Multi-Cap Opportunities Fund	201

Partners Fund	201

Real Estate Fund	203

Regency Fund	205

Select Equities Fund	207

Small Cap Growth Fund	207

Socially Responsive Fund	211

Reports of Independent Registered Public Accounting Firms	218

Directory	220

Trustees and Officers	221

Proxy Voting Policies and Procedures	231

Quarterly Portfolio Schedule	231

Notice to Shareholders	232

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2010 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Fellow Shareholder,

The fiscal year ended August 31, 2010 was a time marked by significant volatility, as unsteady markets adjusted in real time to changing economic news. Over the course of the period, the U.S. stock market moved from a low-quality, speculative rally coming out of the financial crisis to a market more focused on concerns about slower-than-anticipated economic growth.

Major headlines about Chinese efforts to contain growth and possible contagion from European sovereign debt issues joined slowing economic data from the U.S. in cooling sentiment. Regionally, performance was led by the emerging markets, where economic growth rates were higher and fears related to developed markets' issues were less severe. U.S. stocks generally closed in mildly positive territory, but international developed markets, working through debt concerns and the austerity measures necessary to counteract them, declined.

Despite fears reported in the headlines, economic data over the period were mixed. Just as the market may have overreacted on the upside during the rally, we think the later selloff may have been overstated as well. Also, we believe the possibility of a double-dip recession, a topic that resurfaced this summer, remains unlikely. While the temporary increase from the inventory replacement cycle was shorter-lived and less steep than generally expected, more current data are somewhat more optimistic. In July, business inventories saw the largest increase in two years, a positive for U.S. GDP growth. August's capacity utilization number also increased, although it remains below the longer-term average. Retail sales, an indicator of consumer spending, declined in August, but that too remains well above levels a year ago.

While the U.S. government's $814 billion stimulus package, which helped the economy in the short term, is ending, inflation and interest rates remain low, and corporate America appears to be healthy. Between sharp cost-cutting measures during the downturn and conservative spending coming out of it, company balance sheets are showing abundant cash—which can be deployed to increase shareholder value, toward future growth, or for mergers and acquisitions, which have already begun to accelerate.

Consumer spending is the counterpoint. Private wage and salary disbursements increased by $25.7 billion in July, but serious pressure on consumers continues. At 9.6%, the unemployment rate is still far too high. The savings rate increased during the second quarter, credit remains somewhat constrained, and the housing sector is weak. While the total number of jobs increased over the fiscal year, more hiring is clearly needed.

GDP growth was revised down to 1.7% for the second quarter and, all told, we expect below-trend economic growth for at least the near term. Without strong economic growth, we expect investors will begin to focus more on fundamentals. In such an environment, we believe the market should offer a premium for companies that are truly exceptional, and that can execute under a variety of economic conditions.

That would be a quintessential stock-picker's scenario—where the variation in performance between individual securities is meaningful, and where investors are rewarded for thoughtful, detailed fundamental analysis—and that speaks to our strengths. Moving forward, we think the quality of our investment teams, our thorough and independent research, and our investment disciplines will be advantages.

Thank you for your continued confidence in Neuberger Berman. We look forward to continuing to serve your investment needs.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Mutual Funds

Climate Change Fund Commentary

For the fiscal year ended August 31, 2010, Neuberger Berman Climate Change Fund posted a slightly negative return, underperforming its benchmark, the MSCI World Index. The Fund outperformed the more comparable HSBC Global Climate Change Index and many of its peers for the period.

To some degree, performance of the MSCI World Index was driven by defensive areas this period, such as Telecommunications and Consumer Staples—sectors that are less relevant to the portfolio's investment theme. Defensive stocks led within markets that were extremely volatile, shaken by global macroeconomic concerns. While we acknowledge the difficulties of the past year's uncertain macro environment, key defensive decisions helped us temper volatility and outperform our peers and what we consider the more appropriate indexes.

We remain constructive from a thematic perspective. We continue to believe the Fund is advantageously positioned as a long-term, global portfolio that invests in a diverse universe of companies poised to benefit from efforts to address the impacts of climate change worldwide. We continue to allocate assets across three main themes—Cleaner Energy including wind, solar, nuclear and natural gas; Energy Efficiency including smart grid technology, energy efficient buildings and transportation; and Climate Adaptation including water services, carbon trading and agriculture.

Given the market backdrop over the past year, we were very balanced in our management approach, aware that some of our investment areas entailed higher volatility. A significant part of the portfolio is allocated to renewable energy and other higher-beta, growth-oriented areas. While some of these holdings posted lackluster performance, we had prudently bar-belled our exposure with more defensive holdings. Broad diversification remained a strategic priority for the Fund as we focused on key areas such as nuclear power, natural gas, water and smart grid. Defensive investments this period included a healthy weighting to Utilities and other dividend-paying companies. In power and utility companies, we continued to see attractive dividends, solid earnings visibility and exposure to clean energy growth opportunities. Both our diversification and the inclusion of Utilities tempered portfolio volatility and helped us outperform many "pure play" alternative and clean energy investment vehicles during the period.

While we manage a global portfolio, another defensive decision involved maintaining a significant allocation—approximately 65-70% of assets—to the U.S. market. As we witnessed economic deterioration in Europe and parts of Asia, an overweight to the U.S., which we believed was showing signs of recovery, seemed prudent. The case for an overweight U.S. allocation extends beyond macroeconomic considerations as well. We continue to believe the U.S. has much more room to advance in climate change efforts than regions such as Europe. We believe as more stringent environmental regulations begin to take hold in the U.S., and companies become more aggressive in their pursuit of cleaner energy, it will open up a great deal of opportunity for many American companies to benefit, and some foreign companies as well. Additionally, from our perspective, the valuations of the U.S. stocks that we participate in do not reflect the long-term potential in many of these areas.

From a climate-policy perspective, movement over the period was disappointing, from the Copenhagen Global Climate Change Conference to the lack of progress from the U.S. Senate on a comprehensive energy bill. Policy uncertainty has created a short-term cloud and overhang over many companies levered to cleaner energy and climate change in particular.

Even so, with a much more active Environmental Protection Agency under the Obama administration, regulations have been and, we believe, will continue to be drafted that should benefit our portfolio holdings longer-term regardless of the lack of national energy legislation. These regulations are what we believe will be the first wave of the administration's strategy to economically burden more carbon intensive forms of energy. Although political uncertainty exists, we believe the new regulations pave the way for a bright future for cleaner energy, the largest component of the portfolio. We, therefore, believe the environmental policy direction is certainly very favorable for the companies in this Fund.

Looking forward, we believe regulatory forces driving the desire for an increasingly diversified, clean and secure energy mix could provide a myriad of investment opportunities across the Fund's Cleaner Energy, Energy Efficiency and Climate Adaptation segments—most of which still have billions of dollars in "stimulus tailwind" and could benefit from favorable incentives and rising demand for years to come.

Sincerely,

Ronald B. Silvestri
Portfolio Manager

Climate change-related companies may be particularly susceptible to such factors as environmental protection regulatory actions, changes in government standards and subsidy levels, changes in taxation, and other domestic and international, political, regulatory and economic developments. Such companies may also be significantly affected by the level or pace of technological change in industries focusing on energy, pollution and environmental control. Because society's focus on climate change issues is relatively new, there could be significant changes of emphasis and direction, and rapid technological change, rendering even new approaches and products obsolete. The risks associated with these investments are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.

To the extent that the Fund emphasizes small-, mid- or large-cap stocks, it takes on the associated risks. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Climate Change Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Climate Change Fund

TICKER SYMBOLS
Institutional Class	NBCLX
Class A	NBCAX
Class C	NBCCX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	1.8%
Consumer Staples	0.5
Energy	10.6
Financials	0.4
Industrials	28.3
Information Technology	13.5
Materials	1.5
Utilities	40.4
Short-Term	3.0
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,10
		Average Annual Total Return Ended 08/31/2010
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	05/01/2008	–0.17%	–16.57%
Class A	05/01/2008	–0.22%	–16.70%
Class C	05/01/2008	–0.97%	–17.30%
With Sales Charge
Class A		–5.92%	–18.78%
Class C		–1.96%	–17.30%
Index
MSCI World Index2,19		2.07%	–10.76%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 9.87%, 9.94% and 10.96% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements). The expense ratios net of waivers and reimbursements were 1.00%, 1.25% and 2.00% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2013 for Institutional Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1% which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Climate Change Fund

COMPARISON OF A $10,000 INVESTMENT (WITH SALES CHARGE)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Class A shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Performance Highlights chart on previous page). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Emerging Markets Equity Fund Commentary

We are pleased to report that, for the fiscal year ended August 31, 2010, Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a positive return and roughly matched its benchmark, the MSCI Emerging Markets (EM) Index. (See page 8 for performance of other share classes.)

While emerging markets turned in double-digit positive results for the fiscal year, the period was volatile. The markets dramatically outperformed from September through the end of calendar-year 2009, rising more than 18% versus 6% for developed overseas markets (represented by the MSCI EAFE® Index). Emerging markets weakened early in calendar-year 2010, as investors reacted to concerns about the Chinese government's plans to constrain growth. In the calendar second quarter, they declined but less than either the EAFE or S&P 500. With emerging markets economies in relatively better shape than their developed counterparts, the emerging markets were somewhat insulated from the sovereign debt issues in Europe and weakening economic data from the U.S. that worried investors. Emerging markets advanced again in July but were down slightly in August.

Within the MSCI EM Index, Consumer Staples was the best performing sector, followed by Consumer Discretionary and Materials. While every sector in the index posted gains, Telecommunications and Energy were weakest. Geographically, stronger markets included Colombia, Chile and Thailand. The Czech Republic, Morocco and Hungary were negative. Within the Fund, the Financials, Energy and Health Care sectors were the largest contributors to outperformance, primarily because of strong stock selection. Consumer Staples, Information Technology and our small cash and cash equivalents position detracted. Geographically, Brazil, Thailand and China were additive on a relative basis, while investments in Israel, Chile and South Africa detracted from Fund results.

In terms of individual holdings, Brazilian iron ore company Vale was our top contributor this period. As Vale outperformed, our relatively large position was a benefit. Thailand's auto lender Thanachart was another top contributor. Both Thanachart and Top Glove, the Malaysian rubber glove manufacturer, turned in outstanding results for the year. Thanachart benefited from a recent acquisition, while Top Glove expanded as latex costs declined and sales of medical gloves increased. Banco Do Estado do Rio Grande do Sul, a leading Brazilian bank, outperformed as well. The bank's loan growth remained strong and asset quality remained solid.

Disappointments included Inspur, a Chinese enterprise resource planning software vendor. Inspur declined on weaker-than-expected second quarter results. We believe that Inspur's fundamentals remain strong, and have added to the position on weakness. Taewoong, a leading Korean engineering forged-component supplier, focused on the wind energy and ship-building industries, also detracted, on weak order flow and the strengthening Korean currency. Unitech, a residential real estate developer in India, declined on concerns about inflation and its potential effect on real estate demand. Ausnutria, a Chinese baby formula and infant nutrition company, was sold from the portfolio as competition from multinational players intensified.

Looking ahead, in our view, the secular growth opportunity in emerging markets continues to be in the domestic sectors—which will also have less earnings volatility in an uncertain global backdrop. From a sector perspective, we think the consumer sectors are already pricing in much of the upside. In our view, the Health Care sector offers good consumer type exposure, with high returns and good cash flow generation at reasonable multiples. The other domestic sector where we are positive is Industrials, due to large infrastructure bottlenecks. This is a recurring theme across a great number of countries, including Brazil and the Philippines. Across the board, the Fund is currently underweighted versus the benchmark in Financials, Utilities, Telecommunications and Energy and overweighted in Health Care and Information Technology.

On the country front, we believe there is growth and value in countries including Thailand, Turkey and the Philippines, and believe India and Brazil still have interesting mid-cap opportunities. We believe Brazil could start to perform once the approximately $72 billion deal from Petrobras and the October presidential elections—where the expected outcome should signal the continuation of favorable trends—get out of the way. In Korea and Taiwan, which continue to be export-driven markets (especially for technology products), we are more cautious, looking for select opportunities. We think China is a contrarian market where we see select opportunities in the domestic space. There has been considerable policy noise locally in China to address the rapidly rising property prices and wage increases. The mounting U.S. pressure on the Chinese to revalue its currency, the renminbi, could lead to increased tensions over trade and, in our view, is a genuine risk.

While emerging markets equities outperformed their U.S. and developed international peers this year, we continue to see the markets overall as reasonably valued, especially considering their 5-6% incremental growth versus developed markets. We believe that our strict bottom-up fundamental analysis within a macro perspective will help us continue to capture the opportunity these markets represent.

Sincerely,

Conrad Saldanha
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets. These risks are typically heightened for investments in emerging markets.

To the extent that the Fund emphasizes small-, mid- or large-cap stocks, it takes on the associated risks. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, Emerging Markets Equity Fund diversifies the portfolio holdings over a wide array of countries and individual stocks.

Emerging Markets Equity Fund

TICKER SYMBOLS
Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX
Class R3	NEMRX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	8.6%
Consumer Staples	5.8
Energy	11.9
Financials	18.4
Health Care	7.3
Industrials	9.1
Information Technology	16.5
Materials	12.7
Telecommunication Services	5.7
Utilities	0.7
Short-Term	3.3
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,10
		Average Annual Total Return Ended 08/31/2010
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	10/08/2008	18.76%	32.98%
Class A	10/08/2008	18.58%	32.73%
Class C	10/08/2008	17.62%	31.71%
Class R313	06/21/2010	18.64%	32.90%
With Sales Charge
Class A		11.72%	28.66%
Class C		16.62%	31.71%
Index
MSCI Emerging Markets Index2,19		18.34%	25.80%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 14.80%, 19.00%, 17.58% and 3.05% for Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers or expense reimbursements). The expense ratios net of waivers and reimbursements were 1.30%, 1.56%, 2.30% and 1.93% for Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2013 for Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Equity Fund

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Performance Highlights chart on previous page). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Equity Income Fund Commentary

We are pleased to report that for the fiscal year ended August 31, 2010, Neuberger Berman Equity Income Fund generated a strongly positive return and significantly outperformed its benchmark, the S&P 500 Index.

By the second half of calendar-year 2009 it seemed apparent that the U.S. was pulling out of the recession that had followed the financial crisis. Stocks had already begun discounting that move, starting their advance in March 2009, and the positive trend in both the markets and the economy continued through the remainder of the year.

In the beginning of calendar-year 2010, however, investors paused, and in our opinion questioned, whether stocks had climbed too far too fast, expanding beyond what appeared warranted by economic data considering the many uncertainties that remained. When early 2010 economic data continued to appear positive, investors found renewed optimism and drove the markets higher until the end of April. In May, the European sovereign debt crisis deepened, damaging investor confidence fairly significantly. From that point through the Fund's fiscal year-end, the market maintained a very volatile, wide trading range.

Taking the fiscal year as a whole, the first half was characterized by investor enthusiasm, while the second half was marked by concern, loss of confidence, and risk aversion. Given the Equity Income investment philosophy and process, we were able to use the volatility we saw to our advantage. We used our strict investment discipline to reposition the portfolio, selling strong performers in up markets, and buying attractive stocks at discounted prices when the market was weaker.

Within the portfolio, certain sectors performed particularly well, contributing significantly to our outperformance for the period. The largest single benefit came from our Energy holdings. We continue to believe that oil is in a structural bull market, and that, as the global economy recovers, demand for oil and oil products will continue to drive prices higher. Within the sector, Penn West, Cathedral Energy, CNOOC, Enbridge and Arc Energy Trust were among the top contributors.

The second key area for us this period was real estate investment trusts (REITs), always a significant part of our strategy. Our exposure to REITs, and in particular to unconventional REITs and international names, was highly beneficial, with standout investments within the sector including AvalonBay, Ascendas (a Singapore REIT) and Digital Realty Trust.

Our avoidance of certain equity sectors also contributed to the Fund's outperformance this period. For example, our underweight, versus the benchmark, to the relatively weak Health Care sector was beneficial relative to the S&P 500. Information Technology holdings were also positive, as strong stock selection, in terms of both sub-sector and the specific companies within them, provided contributions to returns. Materials was a similar story this period, with the portfolio exposed to the right sectors and companies, and in particular, owning the gold royalty companies. As with REITs, with concern about the U.S. consumer, we have been seeking companies with international exposure across our equity position.

After lagging during the first half of the fiscal period, Utilities, another important portion of our strategy, began to show some improvement in the second half. Taking the period as a whole, they too contributed to our outperformance. There were individual disappointments including Exelon and NextEra, but their negative effect was more than compensated for by strong performers within the sector.

Finally, a combination of our option writing and exposure to convertible securities was additive. One highlight within this group was a convertible preferred issued by Vale, a Brazilian mining company, which contributed strongly to the Fund's performance.

Looking ahead, we think the near-term market outlook remains choppy, as many of the issues that impacted the second half of this fiscal period are still with us—important among them, uncertainty about sovereign debt and uncertainty surrounding the U.S. economy's ability to grow in a meaningful way.

We expect to see global economic growth, but at slower than typical levels. As a result, while we remain cautious, we also believe that stocks are quite reasonably priced in the current market. We continue to find what we consider some phenomenal companies with great balance sheets, that appear to us well positioned to grow their earnings and their free cash flow, which in our view should eventually enable them to raise their dividends as well.

We view the current environment, complicated though it may be, as something of a sweet spot for the Equity Income strategy. We think the companies we own will continue to generate good profit growth, that will manifest itself in good dividend growth going forward. At the same time, we remain confident that our strategy's yield and other defensive characteristics may help insulate the portfolio should the outlook temporarily weaken.

Sincerely,

Richard S. Levine, Tony Gleason and Sandy Pomeroy
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments in a wide array of stocks are set forth in the prospectus and statement of additional information.

To the extent that the Fund emphasizes small-, mid- or large-cap stocks, it takes on the associated risks. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Equity Income Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Equity Income Fund

TICKER SYMBOLS
Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX
Class R3	NBHRX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	1.4%
Consumer Staples	4.5
Energy	14.1
Financials	15.9
Health Care	4.3
Industrials	3.8
Information Technology	2.7
Materials	2.9
Telecommunication Services	5.1
Utilities	15.0
Other	23.5
Short-Term	6.8
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3
		Average Annual Total Return Ended 08/31/2010
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	06/09/2008	18.81%	3.87%
Class A17	06/09/2008	18.36%	3.62%
Class C17	06/09/2008	17.59%	3.21%
Class R317	06/21/2010	18.62%	3.83%
With Sales Charge
Class A17		11.58%	2.03%
Class C17		16.59%	3.21%
Index
S&P 500 Index2,19		4.91%	–4.61%

The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through June 9, 2008. The performance data of Class R3 also includes the performance of Institutional Class from June 9, 2008 through June 21, 2010. See footnote 17 for information about the effects of the different fees paid by each class.

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.36%, 2.35%, 2.84% and 1.56% for Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers or expense reimbursements). The expense ratios net of waivers and reimbursements were 0.84%, 1.20%, 1.95% and 1.45% for Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2013 for Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund

COMPARISON OF A $10,000 INVESTMENT17

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Performance Highlights chart on previous page). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Focus Fund Commentary

During the volatile fiscal year ended August 31, 2010, Neuberger Berman Focus Fund posted a marginally negative return, underperforming its benchmark, the S&P 500 Index. While this is disappointing to us, we believe the Fund represents a portfolio of shares in businesses that have strong competitive positions in their industries and which are trading at distinct discounts to what we consider the underlying value of their assets and operations.

Within the index, the best-performing sectors included Consumer Discretionary, Industrials and Telecommunications. Financials, Information Technology and Health Care underperformed. We had entered the reporting period somewhat defensively positioned, seeking opportunities in Health Care and Information Technology. This defensive positioning was a key reason for the Fund's underperformance.

The Fund was invested in what we consider quality names during the period. For a variety of reasons, the share prices of large-capitalization, high-quality companies have generally underperformed in recent years. One source of this underperformance is that investors have been reducing exposure to U.S. common stocks. As money has moved into bonds and foreign stocks, these flows have hurt the prices of the Fund's holdings. We think this has created an interesting value opportunity. The U.S. stock market is trading at roughly the same level now as it was back in 1998. Over the past 12-plus years, our economy has expanded and U.S. companies have increased their exposure to developing markets. These companies have grown revenues and profits and increased the value of their businesses. While the timing is unclear, and the U.S. still faces challenges, we believe these dynamics have created a very interesting valuation opportunity in many high-quality stocks. We think patient investors will be rewarded for holding these high-quality businesses at today's reasonable valuations.

The top positive contributor to performance for the fiscal year was Rockwell Automation. This industrial company benefited from an improving economy over the course of the reporting period. We have since sold the position as it reached what we considered full valuation. Another positive contributor was XTO Energy, which was taken over by ExxonMobil during the period. The Fund also benefited from holding Brinker International, the owner of Chili's and other restaurants. Their management really focused the company during the fiscal year, managed it for cash flow, started a share repurchase program and increased the dividend significantly.

The single largest detractor from performance for the fiscal year was Range Resources, a natural gas producer. In our view, the company is a best-in-class operator within a best-in-class geography, owning assets in the core of the Marcellus shale region. The stock declined on investors' concerns about the long-term outlook for gas at the intersection of low gas prices and what appears to be undisciplined drilling activity. We think drilling activity will decline in the coming months as obligations expire, that prices ultimately will rise, and that the net asset value of Range Resources, which far exceeds its current share price, will be realized. Other areas of underperformance came from Information Technology, where we owned Hewlett-Packard and Yahoo!. Within Health Care, our ownership of Gilead Sciences hurt relative performance.

Looking ahead, we expect continued volatility, but within mildly positive markets. The recovery seems to have stalled somewhat, but we see healthy corporate balance sheets with significant cash, as well as stock buybacks, increased dividends, and increasing merger and acquisition activity, all of which, in our opinion, should be positive for the markets. After a dramatic cutback in capital expenditures, we have started to see a small pickup in capital spending, which is a good sign for the economy and markets. Furthermore, as the new Basel III banking rules get ironed out, some of the uncertainty that these widely anticipated proposals have created will be eliminated.

We think valuations are positive for stocks on a longer-term basis, and that as volatility continues, it will create buying opportunities along the way. As always, we think about decisions from an overall portfolio perspective. We remain highly attuned to the interaction among holdings in an attempt to minimize risk and enhance the prospects for healthy returns.

In our opinion, the Fund is positioned to take advantage of a return to U.S. high quality equities which, given the valuations currently present in the market, seems very likely.

Sincerely,

Gregory Francfort and David Levine
Portfolio Co-Managers

Because the Fund is concentrated in a small number of stocks, it will be substantially overweighted or underweighted in certain economic sectors at any given time. Therefore its performance is likely to be disproportionately affected by the factors influencing those sectors and may suffer if certain economic sectors it emphasizes do not perform as expected. The risks associated with these investments are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change.

Focus Fund

TICKER SYMBOLS
Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX
Institutional Class	NFALX
Class A	NFAAX
Class C	NFACX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	12.1%
Consumer Staples	6.2
Energy	11.9
Financials	16.0
Health Care	18.0
Industrials	10.9
Information Technology	19.2
Materials	2.2
Utilities	1.5
Short-Term	2.0
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,9
		Average Annual Total Return Ended 08/31/2010
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/19/1955	–2.39%	–3.25%	–2.86%	9.96%
Trust Class5	08/30/1993	–2.61%	–3.46%	–3.06%	9.97%
Advisor Class5	09/03/1996	–2.83%	–3.67%	–3.28%	9.92%
Institutional Class22	06/21/2010	–2.33%	–3.24%	–2.85%	9.96%
Class A25	06/21/2010	–2.38%	–3.25%	–2.86%	9.96%
Class C25	06/21/2010	–2.57%	–3.29%	–2.88%	9.96%
With Sales Charge
Class A25		–8.00%	–4.39%	–3.43%	9.84%
Class C25		–3.53%	–3.29%	–2.88%	9.96%
Index
S&P 500 Index2,19		4.91%	–0.91%	–1.81%	9.52%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.01%, 1.26% and 1.54%, 0.80%, 1.16% and 1.91% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements). The expense ratios net of waivers and reimbursements were 1.52%, 0.77%, 1.13% and 1.88% for Advisor Class, Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2020 for Advisor Class shares and through August 31, 2013 for Institutional Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Focus Fund

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Performance Highlights chart on previous page). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Genesis Fund Commentary

We witnessed oscillation in investor risk preference during the fiscal year ended August 31, 2010. From September 2009 until the mid-April market high, investors' confidence in the economic recovery translated into a willingness to take on risk in the form of more speculative and economically sensitive stocks. However, as weak economic data called into question the strength and sustainability of the recovery, investors hit the "risk-off" button and rotated into bonds and higher quality companies in less economically sensitive sectors.

Not surprisingly considering our affection for high quality, consistently-profitable companies and our aversion to risk, Neuberger Berman Genesis Fund lagged its Russell 2000® Index benchmark while investors were taking more risk and outperformed when their appetite for risk diminished. We are pleased to report that, for the full 12-month period, the Fund generated a positive return and outperformed its benchmark.

Investments in the Materials sector had the most positive impact on performance relative to the benchmark, with salt and specialty-fertilizer company Compass Minerals and dispenser and closure producer AptarGroup making major contributions. Industrial sector holdings also excelled, led by strong gains from coal mining equipment manufacturers Bucyrus International and Joy Global. Superior relative performance in the Energy sector was driven by solid gains from hydraulic fracturing proppant leader CARBO Ceramics, metallurgical coal producer Alpha Natural Resources, and domestic oil and gas exploration company Concho Resources. We believe most of the aforementioned companies still have attractive upside potential. However, we have pared back our positions in Bucyrus International, Joy Global and Alpha Natural Resources because we believe that Chinese demand for coal may soften as the Chinese government takes actions to cool its economy.

Collectively, our Consumer Discretionary sector investments detracted from relative performance. Two of the biggest disappointments were for-profit education companies Strayer Education and Capella Education. In general, for-profit education companies came under pressure due to new Department of Education (DOE) regulations that threaten to reduce the availability of student loans for for-profit schools. The DOE has set two new criteria, at least one of which must be satisfied for a school to retain full eligibility. While Strayer and Capella have thus far failed to meet one of the criteria, both assert that they should easily satisfy the second. If they make good on this assertion, we believe both stocks can rebound.

Information Technology sector holdings also underperformed. ManTech International, which produces security systems for the Departments of Defense, Homeland Security and State, and foreign government agencies, we believe is really a defense company. We suspect that the stock came under pressure largely due to investor concern over potential cuts in U.S. government defense spending. We believe the stock is currently very cheap and offers an attractive risk/reward profile.

Health Care sector holdings lagged, with veterinary hospital, clinic and lab company VCA Antech among the Fund's poorest performers. VCA earnings were pressured by reduced consumer spending on pet care. However, we think earnings will recover as pet owners resume spending needed to take care of their pets.

The dramatic slowdown in Gross Domestic Product (GDP) growth in the second quarter of 2010 did not surprise us. We had anticipated that, once severely depleted inventories were replenished and government stimulus programs wound down, economic growth would moderate significantly. Now, in our view, the business community and equity investors are beginning to discount uncertainty regarding the near and intermediate term outlook for the economy. Is inflation or deflation the biggest threat? What is the ultimate economic impact of major regulatory overhauls of the health care and financial industries? What is the outlook for taxes? Currently, no one (including us) has answers to these questions. In addition, due to deficit concerns, we believe more financial stimulus from the federal government appears politically unpalatable. Most importantly, in our opinion, the American consumer is still overleveraged. Until consumers get their personal balance sheets in better shape, we expect consumer spending and therefore end-demand will remain soft and economic growth will remain uninspiring. We think this is not an encouraging scenario for the broad stock market.

One encouraging note is that stocks are quite cheap relative to fixed income alternatives. At some point, even if the economy remains sluggish, investors may tire of extremely low bond yields and move back into equities. One thing we believe could be quite constructive for the stock market would be for cash-rich corporate America to increase equity dividends, thereby enhancing the attractiveness of stocks relative to bonds.

How are we responding to the aforementioned economic and market uncertainty? By doing the same thing we have always done—searching for high-quality, financially strong small companies capable of consistently growing earnings over the economic cycle. Over the long term, we believe this will continue to be productive.

Sincerely,

Judith M. Vale and Robert D'Alelio
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Genesis Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Genesis Fund

TICKER SYMBOLS
Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	5.3%
Consumer Staples	8.3
Energy	12.8
Financials	9.2
Health Care	18.4
Industrials	18.8
Information Technology	10.0
Materials	9.3
Utilities	2.9
Short-Term	5.0
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3
		Average Annual Total Return Ended 08/31/2010
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Investor Class	09/27/1988	8.41%	1.81%	8.85%	11.68%
Trust Class5	08/26/1993	8.34%	1.76%	8.81%	11.68%
Advisor Class5	04/02/1997	8.11%	1.50%	8.53%	11.49%
Institutional Class7	07/01/1999	8.68%	2.03%	9.09%	11.81%
Russell 2000® Index2,19		6.60%	–0.69%	2.48%	8.21%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.10%, 1.14%, 1.40% and 0.89% for Investor Class, Trust Class, Advisor Class and Institutional Class shares, respectively (prior to any fee waivers or expense reimbursement for Institutional Class shares). The expense ratio net of waivers and reimbursements was 0.87% for Institutional Class shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2020 for Institutional Class and Advisor Class shares and through August 31, 2013 for Trust Class shares.

Genesis Fund

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Performance Highlights chart on previous page). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Guardian Fund Commentary

We are pleased to report that, for the fiscal year ended August 31, 2010, Neuberger Berman Guardian Fund generated a positive return and outperformed its benchmark, the S&P 500 Index.

We saw a sharp shift in market sentiment over this fiscal year. For the first two-thirds of the period, the economy was expanding at an above-trend rate—coming off the bottom of the recession, with an inventory cycle underway, and, through April 2010, with active discussion about how the Federal Reserve might begin to exit its quantitative easing program. Against that backdrop, equities performed very well, led by shares of businesses that would be the greatest beneficiaries of a cyclical recovery, including Consumer Discretionary, Industrials, credit-sensitive Financials and Materials.

In late April and early May, as worries about sovereign debt issues in Europe increased, credit markets grew nervous and many equity investors sold their shares. This was the lead-in to the seasonally soft summer months, and throughout the summer, economic statistics—industrial production, employment, spending—weakened. Against this backdrop, some of the sectors that had outperformed came under the most pressure.

Within the Fund, our focus for several years has been on identifying businesses positioned to perform in a slower growth environment on the strength of their products and value to customers. Earlier this period, the shares of many traditional growth sectors performed poorly as investors favored cyclical exposure. As multiples between growth and value converged, we were able to buy high-quality growth companies at what we believe were very attractive prices. That is where we have been adding holdings—in strong businesses, with good secular growth, whose stocks have underperformed. We now have a meaningful Consumer Staples allocation, a different mix in Health Care, and a number of one-off names across the portfolio that share these characteristics.

Examples include Coca-Cola, W.W. Grainger, the industrial distributor, and MasterCard, the debit/credit card payment processing firm. These businesses proved defensive during the downturn, but also demonstrated that they can maintain and protect earnings in an inflationary environment. We believe, given the current environment, that such extremes are not off the table.

For the fiscal year, despite the fact that we were largely underexposed to the best performing sectors early on, we were able to deliver very good relative returns by executing our strategy. The largest contributors to our outperformance this period included three long-term core holdings: Intuit, Altera and Millipore.

We bought Intuit years ago, believing that the business could grow in a tough environment, and in our opinion they have done a remarkable job—through 2008, 2009 and today at a double-digit pace. Altera also outperformed. While it's late in the semiconductor cycle, the secular outlook for Altera, based on what we consider superior technology, has become more apparent. Biosciences firm Millipore was put into play by a hostile acquisition bid from a competitor, and then acquired by a white knight at a premium. During the first quarter of calendar-year 2010, we began to see increased merger and acquisition activity. We expect to see more going forward given the growing strength of corporate balance sheets.

Disappointments included Charles Schwab, a core long-term holding whose business is growing, and that stands to benefit when interest rates eventually rise. The stock underperformed as European debt and U.S. recovery concerns pushed out the likely timeline for rate increases and the related upside earnings potential. We continue to own Schwab, encouraged by management's execution of its business.

Covidien, a Health Care name we added over the winter on the opportunity to buy good secular growth at an attractive value, performed well through early spring. The stock weakened over concerns about slowing utilization of medical services, likely triggered by the coming expiration of extended COBRA benefits. We remain positive about the stock and sector, and continue to own both Covidien and C.R. Bard.

Washington Post, which we owned for its Kaplan education business, was frustrating. While we got the fundamentals right—Kaplan met our expectations for dramatic and contra-cyclical growth—the regulatory environment changed dramatically. As proposed regulations threatened Kaplan's business model, we eliminated our position.

From our perspective, investor expectations seem to have overshot early in the fiscal year, as inventory rebuilding drove GDP growth at a rate that we think is likely to prove greater than the long-term trend. As the fiscal year progressed, credit market volatility in Europe and fears of a double-dip recession appear to have caused sentiment to overshoot on the downside. While we expect there will be challenges ahead, we think odds are that the economy will remain on course for a slow recovery.

In an uncertain world, we remain confident that the high quality businesses represented in the Guardian Fund are financially strong, and positioned to deliver reasonable growth over a wide range of economic outcomes.

As always, we look forward to continuing to serve your investment needs.

Sincerely,

Arthur Moretti
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid- to large-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. Guardian Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Guardian Fund

TICKER SYMBOLS
Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	5.4%
Consumer Staples	8.9
Energy	13.6
Financials	11.6
Health Care	9.3
Industrials	18.1
Information Technology	26.6
Materials	2.6
Short-Term	3.9
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8,15
		Average Annual Total Return Ended 08/31/2010
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	7.99%	–0.63%	0.49%	10.76%
Trust Class5	08/03/1993	7.75%	–0.79%	0.34%	10.72%
Advisor Class5	09/03/1996	7.38%	–1.21%	–0.04%	10.61%
Institutional Class22	05/27/2009	8.22%	–0.57%	0.52%	10.76%
Class A21	05/27/2009	7.72%	–0.67%	0.47%	10.75%
Class C21	05/27/2009	7.08%	–0.85%	0.38%	10.74%
Class R321	05/27/2009	7.51%	–0.72%	0.44%	10.75%
With Sales Charge
Class A21		1.57%	–1.84%	–0.12%	10.65%
Class C21		6.08%	–0.85%	0.38%	10.74%
Index
S&P 500 Index2,19		4.91%	–0.91%	–1.81%	10.65%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 0.97%, 1.15%, 5.33%, 0.81%, 1.17%, 1.92% and 1.42% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers or expense reimbursements). The expense ratios net of waivers and reimbursements were 1.51%, 0.75%, 1.11%, 1.86% and 1.36% for Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2020 for Advisor Class shares, through August 31, 2013 for Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Guardian Fund

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Performance Highlights chart on previous page). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Fund Commentary

We are pleased to report that, for the fiscal year ended August 31, 2010, Neuberger Berman International Fund posted a positive return and significantly outperformed its benchmark, the MSCI EAFE® Index.

The MSCI EAFE Index was down slightly for the 12-month reporting period. The rally that had taken place in calendar-year 2009 began to peter out at the end of the first quarter of calendar-year 2010, with the markets turning dramatically negative in the second quarter, as the index declined by nearly 14% when concerns about European sovereign debt worsened. While markets recovered somewhat by fiscal year-end, the volatility continued as investors appeared to remain undecided on the state of the global economic recovery.

The MSCI EAFE Index underperformed both the S&P 500 Index and the MSCI Emerging Markets Index this fiscal period. Within the EAFE index, Consumer Staples was the best performing sector, with Telecommunications and Industrials adding incrementally to performance. In contrast, Financials were quite negative, followed by Energy and Utilities. On a country basis, the U.K., Switzerland and Sweden contributed significantly to index performance, while Japan, France and Spain were most detrimental to performance.

The Fund's substantial outperformance relative to its benchmark was driven primarily by stock selection, although sector allocation was also positive. The Fund added value in eight of 10 sectors, with significant outperformance in Energy, Materials and Financials. Our two disappointments this period were Health Care and Consumer Staples. In terms of countries, Canada, the U.K. and Germany were most positive for the Fund, while Australia, Hong Kong and Greece were weakest.

Within Energy, top contributors included Cairn, a U.K.-based oil company, which rose on news that it had secured contracts to sell oil at better-than-expected prices, Pacific Rubiales, a Canadian-listed oil and natural gas producer with assets in South America, up due to production growth and continued exploration success in its Quifa field, and Ultrapar, an oil and gas distributor, which benefited from the strength of the Brazilian economic recovery. In Materials, Croda, a U.K.-based global specialty chemical company, outperformed, as did Eldorado Gold, releasing strong results and raising guidance provided regarding their earnings due to better-than-expected production. In Financials, we had some disappointments—including National Bank of Greece (sold in the fourth quarter of calendar-year 2009), as well as CNP Assurances, a French insurer, and Deutsche Boerse, a transaction-services provider for the securities industry, both of which we continue to hold. Overall, however, our holdings in the sector outperformed. In Health Care, where we underperformed, iSOFT, an Australia-based health care software company, Ipsen, a French specialty pharmaceuticals firm, and Nobel Biocare, a Swiss dental implants manufacturer, disappointed. We sold our position in Nobel.

Given the uncertain environment, the Fund remains somewhat defensively positioned. In Europe, the Fund has limited exposure to the economies we consider weakest, notably Greece. European holdings are concentrated in companies that operate globally, and are likely beneficiaries of a weaker euro (as German businesses have been). Relative to the benchmark, the Fund remains underweighted in Japan, where we struggle to identify high-quality companies, and Australia, where we find valuations unattractive. The Fund is overweighted in emerging markets, notably Brazil, where we think the upcoming presidential election is unlikely to affect pro-growth economic policies. We continue to be less concerned about China's tightening measures, believing the country will still generate strong GDP growth; and while wage hikes in China have made news this year, we believe they pose little threat to the profitability of the companies we hold (which include Chinese companies and developed market companies with operations there).

From a sector perspective, the Fund's largest underweight is Financials, where we find little valuation support for less profitable business models under new regulations. Although the recently announced Basel III banking regulations appear less onerous than many expected, uncertainty remains around many key details. We are avoiding Utilities—generally low growth, highly capital-intensive businesses. The Fund is modestly overweighted in Materials, with exposure to agriculture-related and specialty chemical companies with pricing power and relatively stable end markets. Lastly, the

Fund is overweighted in Information Technology; despite corporations' reluctance to invest in new projects, we continue to see strong demand for replacement products.

In our opinion, macro issues—such as elections, regulatory changes, and government debt concerns—will likely continue to affect markets through the remainder of the year. European sovereign debt issues have yet to be resolved, so while certain bright spots like Germany exist, growth overall is likely to be constrained as European, and many other developed countries' governments, have shifted from stimulus spending toward greater fiscal restraint. Considering this, and the fact that U.S. economic data remain mixed (with a stubbornly high unemployment rate), we believe the global growth story, or at least market sentiment, will be reliant on emerging markets. We anticipate investors will be sensitive to news flow in these markets until a recovery in the developed world firmly takes hold.

While we expect markets to remain focused on macro issues, our holdings are geared to longer-term structured opportunities in areas like raw materials, emerging markets, technology and telecommunications. We believe these high-quality firms will to continue to execute despite uncertainty.

Sincerely,

Benjamin Segal
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets. These risks are typically heightened for investments in emerging markets.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, International Fund diversifies the portfolio holdings over a wide array of countries and individual stocks.

International Fund

TICKER SYMBOLS
Investor Class	NBISX
Trust Class	NBITX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	11.1%
Consumer Staples	10.2
Energy	8.2
Financials	16.4
Health Care	7.1
Industrials	14.4
Information Technology	9.3
Materials	12.1
Telecommunication Services	8.2
Short-Term	3.0
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8,16
		Average Annual Total Return Ended 08/31/2010
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Investor Class	06/15/1994	8.26%	0.14%	3.17%	6.84%
Trust Class5	06/29/1998	8.18%	0.06%	3.31%	7.06%
MSCI EAFE® Index2,19		–1.93%	1.43%	1.53%	4.42%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.42% and 1.51% for Investor Class and Trust Class shares, respectively.Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2013 for Investor Class shares and August 31, 2020 for Trust Class shares.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Performance Highlights chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Institutional Fund Commentary

We are pleased to report that, for the fiscal year ended August 31, 2010, Neuberger Berman International Institutional Fund posted a positive return and significantly outperformed its benchmark, the MSCI EAFE® Index.

The MSCI EAFE Index was down slightly for the 12-month reporting period. The rally that had taken place in calendar-year 2009 began to peter out at the end of the first quarter of calendar-year 2010, with the markets turning dramatically negative in the second quarter, as the index declined by nearly 14% when concerns about European sovereign debt worsened. While markets recovered somewhat by fiscal year-end, the volatility continued as investors appeared to remain undecided on the state of the global economic recovery.

The MSCI EAFE Index underperformed both the S&P 500 Index and the MSCI Emerging Markets Index this fiscal period. Within the EAFE index, Consumer Staples was the best performing sector, with Telecommunications and Industrials adding incrementally to performance. In contrast, Financials were quite negative, followed by Energy and Utilities. On a country basis, the U.K., Switzerland and Sweden contributed significantly to index performance, while Japan, France and Spain were most detrimental to performance.

The Fund's substantial outperformance relative to its benchmark was driven primarily by stock selection, although sector allocation was also positive. The Fund added value in eight of 10 sectors, with significant outperformance in Energy, Materials and Financials. Our two disappointments this period were Health Care and Consumer Staples. In terms of countries, Canada, the U.K. and Germany were most positive for the Fund, while Australia, Hong Kong and Greece were weakest.

Within Energy, top contributors included Cairn, a U.K.-based oil company, which rose on news that it had secured contracts to sell oil at better-than-expected prices, Pacific Rubiales, a Canadian-listed oil and natural gas producer with assets in South America, up due to production growth and continued exploration success in its Quifa field, and Ultrapar, an oil and gas distributor, which benefited from the strength of the Brazilian economic recovery. In Materials, Croda, a U.K.-based global specialty chemical company, outperformed, as did Eldorado Gold, releasing strong results and raising guidance provided regarding their earnings due to better-than-expected production. In Financials, we had some disappointments—including National Bank of Greece (sold in the fourth quarter of calendar-year 2009), as well as CNP Assurances, a French insurer, and Deutsche Boerse, a transaction-services provider for the securities industry, both of which we continue to hold. Overall, however, our holdings in the sector outperformed. In Health Care, where we underperformed, iSOFT, an Australia-based health care software company, Ipsen, a French specialty pharmaceuticals firm, and Nobel Biocare, a Swiss dental implants manufacturer, disappointed. We sold our position in Nobel.

Given the uncertain environment, the Fund remains somewhat defensively positioned. In Europe, the Fund has limited exposure to the economies we consider weakest, notably Greece. European holdings are concentrated in companies that operate globally, and are likely beneficiaries of a weaker euro (as German businesses have been). Relative to the benchmark, the Fund remains underweighted in Japan, where we struggle to identify high-quality companies, and Australia, where we find valuations unattractive. The Fund is overweighted in emerging markets, notably Brazil, where we think the upcoming presidential election is unlikely to affect pro-growth economic policies. We continue to be less concerned about China's tightening measures, believing the country will still generate strong GDP growth; and while wage hikes in China have made news this year, we believe they pose little threat to the profitability of the companies we hold (which include Chinese companies and developed market companies with operations there).

From a sector perspective, the Fund's largest underweight is Financials, where we find little valuation support for less profitable business models under new regulations. Although the recently announced Basel III banking regulations appear less onerous than many expected, uncertainty remains around many key details. We are avoiding Utilities—generally low growth, highly capital-intensive businesses. The Fund is modestly overweighted in Materials, with exposure to agriculture-related and specialty chemical companies with pricing power and relatively stable end markets. Lastly, the

Fund is overweighted in Information Technology; despite corporations' reluctance to invest in new projects, we continue to see strong demand for replacement products.

In our opinion, macro issues—such as elections, regulatory changes, and government debt concerns—will likely continue to affect markets through the remainder of the year. European sovereign debt issues have yet to be resolved, so while certain bright spots like Germany exist, growth overall is likely to be constrained as European, and many other developed countries' governments, have shifted from stimulus spending toward greater fiscal restraint. Considering this, and the fact that U.S. economic data remain mixed (with a stubbornly high unemployment rate), we believe the global growth story, or at least market sentiment, will be reliant on emerging markets. We anticipate investors will be sensitive to news flow in these markets until a recovery in the developed world firmly takes hold.

While we expect markets to remain focused on macro issues, our holdings are geared to longer-term structured opportunities in areas like raw materials, emerging markets, technology and telecommunications. We believe these high-quality firms will to continue to execute despite uncertainty.

Sincerely,
Benjamin Segal
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets. These risks are typically heightened for investments in emerging markets.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, International Institutional Fund diversifies the portfolio holdings over a wide array of countries and individual stocks.

International Institutional Fund

TICKER SYMBOLS
Institutional Class	NBIIX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	11.1%
Consumer Staples	10.3
Energy	8.3
Financials	16.5
Health Care	7.2
Industrials	14.5
Information Technology	9.4
Materials	12.2
Telecommunication Services	8.3
Short-Term	2.2
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8
		Average Annual Total Return Ended 08/31/2010
	Inception Date	1 Year	5 Years	Life of Fund
Institutional Class	06/17/2005	9.05%	–0.02%	1.74%
MSCI EAFE® Index2,19		–1.93%	1.43%	2.51%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2009 was 1.28% for Institutional Class shares (prior to any fee waivers or expense reimbursements). The expense ratio net of waivers and reimbursements was 0.83% for Institutional Class shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2020 for Institutional Class shares.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Performance Highlights chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Large Cap Fund Commentary

We are pleased to report that, for the fiscal year ended August 31, 2010, Neuberger Berman International Large Cap Fund posted a positive return and significantly outperformed its benchmark, the MSCI EAFE® Index.

The MSCI EAFE Index was down slightly for the 12-month reporting period. The rally that had taken place in calendar-year 2009 began to peter out at the end of the first quarter of calendar-year 2010, with the markets turning dramatically negative in the second quarter, as the index declined by nearly 14% when concerns about European sovereign debt worsened. While markets recovered somewhat by fiscal year-end, the volatility continued as investors appeared to remain undecided on the state of the global economic recovery.

The MSCI EAFE Index underperformed both the S&P 500 Index and the MSCI Emerging Markets Index this fiscal period. Within the EAFE index, Consumer Staples was far and away the best performing sector, with Telecommunications and Industrials adding incrementally to performance. In contrast, Financials were quite negative, followed by Energy and Utilities. On a country basis, the U.K., Switzerland and Sweden contributed significantly, while Japan, France and Spain were most detrimental to performance.

The Fund's substantial outperformance this period relative to the benchmark was driven primarily by stock selection, although sector allocation was also positive. The Fund added value in eight of 10 sectors, with significant outperformance in Financials, Materials and Energy. Our two disappointments this period were Health Care and Consumer Staples. In terms of countries, India, Canada and the U.K. were most positive for the Fund, while Australia, Hong Kong and France were weakest.

Within Financials, State Bank of India was a top contributor, as the bank reported numbers far ahead of consensus. While stock selection across the sector was strong, the sector also included some of our largest disappointments—National Bank of Greece, and, U.K. bank Barclays (both of which we sold), as well as Deutsche Boerse, a transaction services provider for the securities industry. In Materials, Eldorado Gold outperformed, releasing strong results and raising guidance due to better-than-expected production, as did the Swiss specialty chemicals company Givaudan. In Energy, top contributors included Cairn, a U.K.-based oil company, which secured contracts to sell oil at better-than-expected prices, and Pacific Rubiales, a Canadian-listed oil and gas firm with South American assets, which rose dramatically due to production growth and continued exploration success in its Quifa field. Bankers Petroleum, a Canadian oil and gas exploration and production company with assets in Albania, was a detractor. The stock declined on concerns over Europe. In Health Care, where we underperformed, Ipsen, a French specialty pharmaceuticals firm, and Nobel Biocare, a Swiss dental implants manufacturer, each disappointed. We sold our position in Nobel.

Given the uncertain environment, the Fund remains somewhat defensively positioned. In Europe, we have limited exposure to the economies we consider weakest, notably Greece. European holdings are concentrated in companies that operate globally, and are likely beneficiaries of a weaker Euro, as Germany has been. Relative to the benchmark, the Fund remains underweighted in Japan, where we struggle to identify high-quality companies, and Australia, where we find valuations unattractive. The Fund is overweighted in emerging markets, notably Brazil, where we think the upcoming presidential election is unlikely to affect pro-growth economic policies. We continue to be less concerned about China's tightening measures, believing the country will still generate strong GDP growth; and while wage hikes in China have made news this year, we believe they pose little threat to the profitability of the companies we hold (including Chinese companies and developed-market companies with operations there).

From a sector perspective, the Fund's largest underweight is Financials, where we find little valuation support for less profitable business models under new regulations. Although the recently announced Basel III banking regulations appear less onerous than many expected, uncertainty remains regarding many key details. We continue to avoid Utilities—generally low-growth, highly capital-intensive businesses. The Fund is modestly overweighted in Materials, with exposure to agriculture-related and specialty chemical companies with pricing power and relatively stable end markets. Lastly, the

Fund is overweighted in Information Technology; despite corporations' reluctance to invest in new projects, we continue to see strong demand for replacement products.

In our opinion, macro issues—such as elections, regulatory changes and government debt concerns—will likely continue to affect markets through the remainder of the year. European sovereign debt issues have yet to be resolved, so while certain bright spots like Germany exist, overall growth is likely to be constrained as European, and many other governments in developed countries, have shifted from stimulus spending toward greater fiscal restraint. Considering this, and the fact that U.S. economic data remain mixed (with a stubbornly high unemployment rate), we expect the global growth story, or at least market sentiment, to be reliant on emerging markets. We anticipate investors will be sensitive to news flow in these markets until a recovery in the developed world firmly takes hold.

While we expect markets to remain focused on macro issues, our holdings are geared to longer-term structured opportunities in areas like raw materials, emerging markets, technology and telecommunications. We believe these high-quality firms in the portfolio will to continue to execute despite uncertainty.

Sincerely,
Benjamin Segal
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States and from investments in large-cap stocks are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets. These risks are typically heightened for investments in emerging markets.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, International Large Cap Fund diversifies the portfolio holdings over a wide array of countries and individual stocks.

International Large Cap Fund

TICKER SYMBOLS
Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	11.0%
Consumer Staples	8.7
Energy	9.3
Financials	18.2
Health Care	8.4
Industrials	14.5
Information Technology	7.6
Materials	12.8
Telecommunication Services	6.9
Short-Term	2.6
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8
		Average Annual Total Return Ended 08/31/2010
	Inception Date	1 Year	Life of Fund
At NAV
Trust Class	08/01/2006	5.87%	–2.04%
Institutional Class7	10/06/2006	6.29%	–1.70%
Class A18	12/20/2007	5.87%	–2.03%
Class C18	12/20/2007	5.02%	–2.52%
Class R318	05/27/2009	5.57%	–2.13%
With Sales Charge
Class A18		–0.19%	–3.44%
Class C18		4.02%	–2.52%
Index
MSCI EAFE® Index2,19		–1.93%	–2.97%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.75%, 1.32%, 2.19%, 3.96% and 1.90% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers or expense reimbursements). The expense ratios net of waivers and reimbursements were 1.29%, 0.94%, 1.33%, 2.03% and 1.53% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2013 for Trust Class, Institutional Class, Class A and Class C shares and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Large Cap Fund

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Performance Highlights chart on previous page). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Intrinsic Value Fund Commentary

Neuberger Berman Intrinsic Value Fund performed well this reporting period, exceeding the returns of its benchmark, the Russell 2000® Value Index, for the fiscal year ended August 31, 2010.

While Neuberger Berman Intrinsic Value Fund is relatively new, the strategy is not. The Fund represents the continuation of a time-tested philosophy that started in 1997 and has continued under consistent leadership for the past 13 years. Our team—portfolio managers supported by a highly seasoned analyst team with long tenures in the small-cap space—is focused on identifying stocks of small-cap companies that we believe are trading at a significant discount to their "intrinsic value," or our estimate of the companies' true long-term worth.

The portfolio is managed from an "intelligent contrarian" point of view. Since stock valuations represent the aggregated judgment of individuals, sentiments can run to extremes about companies, sectors and the market as a whole. Our objective is to intelligently and rationally invest in those areas where we think emotions have run too high, and sentiment has become too negative. We take a long-term, thoughtful, value approach, believing we can drive meaningful shareholder appreciation by thinking differently about out-of-favor companies. This approach has been tested across several major market and economic cycles during the strategy's lifetime.

We see the strategy's key advantages deriving from three characteristics: our disciplined value approach, our long-term perspective versus market players driven by short-term factors and momentum considerations, and our requirement for an identified catalyst that can unlock the value that we see in candidate companies.

In calculating the intrinsic valuations of the stocks we take under consideration, we evaluate companies the same way private equity firms do—as though we were going to buy the company in its entirety today. We consider factors including underappreciated assets, the quality of a company's customer base, and whether the balance sheet is strong enough to get the company through difficult times.

Through our work, we have found that market inefficiencies which create undervalued companies follow patterns. As such, our companies typically fall into three categories. They may be complicated and trading in a market that values simplicity; they may be cyclical businesses at the bottom of an economic cycle; or they may be growth companies with short-term earnings or revenue misses, which disappoint momentum-oriented growth investors. Generally speaking, we seek long-term opportunities in companies facing short-term challenges.

The Fund this period demonstrated characteristics that have been common to the strategy over time. We have historically underweighted relative to the benchmark both Financial Services and Consumer Discretionary names, two areas that led the market from February through April this year. Instead, we tend to overweight Manufacturing, Technology and Health Care companies, areas where we think our fundamental research effort can add more value. Five of our top contributors this period were IT companies, including standouts Verint and ARM Holdings. Not surprisingly, as Technology was our largest allocation this period, it also contained some disappointments, such as Arris Group and Brocade.

Taking the fiscal year as a whole, the decisions that were most beneficial to the Fund were within the Producer Durables, Consumer Staples, and Materials & Processing areas. We were weakest relative to the benchmark in Consumer Discretionary, where our underweight was a drag as the sector rallied. Later, however, as domestic economic data revealed a more cautious level of consumer spending and anemic job creation, these sectors reversed, benefiting our relative performance through August.

Financial events over the last two years and the ensuing market volatility have forced investment professionals of all stripes to develop macroeconomic opinions and incorporate sector awareness into portfolio construction. We believe it's no longer sufficient to say we are simply stock pickers. We view the market's earlier rally in Consumer Discretionary and Financial Services stocks as a possible preview of sectors that could lead if sentiment improves. So, after extensive analysis, we have begun selectively increasing our allocations to these sectors. In Financial Services companies, we are targeting credit recovery plays and strong regional players that seem to be on course to acquire what we consider attractively priced assets. On the consumer side, we added a specialty retailer and are monitoring candidates in retail and casual dining.

Looking ahead, although the current market is colored by uncertainty and risk aversion, we believe stock prices have discounted many of the challenges of a slow-growth global economy. Rather than viewing disappointing data points through a pessimistic lens, we prefer the assumption that the long-term trend of prosperity and growth in standards of living will continue, even in the face of serious challenges and inevitable setbacks. However, we also believe that intelligent policies concerning entitlement reform, taxation and regulation are essential to ensuring a healthier economic climate and improving investor sentiment.

Thank you for your confidence. We look forward to continue serving your investment needs.

Sincerely,

Benjamin H. Nahum, James F. McAree and Amit Solomon
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies with small- and mid-cap stocks are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. Intrinsic Value Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Intrinsic Value Fund

TICKER SYMBOLS
Institutional Class	NINLX
Class A	NINAX
Class C	NINCX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	8.9%
Consumer Staples	2.5
Energy	4.6
Financial Services	11.7
Health Care	10.5
Materials & Processing	4.5
Producer Durables	24.6
Technology	25.3
Utilities	6.0
Short-Term	1.4
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3
		Average Annual Total Return Ended 08/31/2010
	Inception Date	1 Year	5 Year	10 Year	Life of Fund
At NAV
Institutional Class24	05/10/2010	6.68%	3.35%	7.75%	10.18%
Class A24	05/10/2010	6.56%	3.33%	7.74%	10.17%
Class C24	05/10/2010	6.34%	3.28%	7.72%	10.15%
With Sales Charge
Class A24		0.44%	2.11%	7.10%	9.67%
Class C24		5.34%	3.28%	7.72%	10.15%
Index
Russell 2000® Value Index2,19		6.06%	–1.33%	6.56%	6.45%
Russell 2000® Index2,19		6.60%	–0.69%	2.48%	4.57%

The inception date for Neuberger Berman Intrinsic Value Fund Class A, Class C and Institutional Class shares is May 10, 2010. Performance prior to the date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"), which had similar investment goals, strategies, and portfolio management team. See footnote 24 for information about the effects of the different fees paid by each class.

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.28%, 1.64% and 2.39% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements). The expense ratios net of waivers and reimbursements were 1.00%, 1.36% and 2.11% Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2013 for Institutional Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Intrinsic Value Fund

COMPARISON OF A $10,000 INVESTMENT24

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Performance Highlights chart on previous page). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Large Cap Disciplined Growth Fund Commentary

For the fiscal year ended August 31, 2010, Neuberger Berman Large Cap Disciplined Growth Fund posted a positive return but underperformed its benchmark, the Russell 1000® Growth Index.

For the first six months of this reporting period, the market was positively impacted by a flight to low quality, more economically sensitive, higher beta stocks. This period of unprecedented government stimulus, loose monetary policy, better-than-expected earnings, and generally improving economic data increased investors' risk appetite. In this environment, investors favored categories including Consumer Discretionary, Industrials, Energy, Materials, and Financials stocks. At the same time, larger capitalization, higher quality securities underperformed.

During the more recent six months, the trend reversed somewhat, and market capitalization and quality were fairly neutral to performance. Whereas the market was previously very beta driven (versus being driven by individual companies' fundamentals and prospects), we saw something of a reversal here, too, demonstrated by a much larger deviation among individual stock returns.

Within the benchmark index, the largest contributors to performance were Consumer Discretionary and Consumer Staples stocks, followed by Information Technology. The biggest detractors were Energy, Financials and Utilities. The Fund was hurt by stock selection across the board this period, losing value in seven of the nine economic sectors in which we were invested during the period as the types of companies we tend to own underperformed. Our largest disappointments were within Health Care and Information Technology, while we were helped relative to the benchmark by an underweight in Materials.

From an individual contribution perspective, our top holding and the largest positive contributor to performance for the year was Apple. The company continued to impress investors with strong iPhone and Mac sales as well as the continued expansion and adoption of the app store. Apple's share price also gained positive momentum from the successful launch of the iPad tablet computer.

Amazon.com was our second largest contributor, turning in better-than-expected results. Amazon's sales continued to trend positively, with almost all categories experiencing sequential acceleration. Amazon continues to gain share from rival eBay, and is successfully managing the transition from physical books to e-books, with a 70% share of the e-book market. Further, we expect initiatives aimed at reducing the number of the company's fulfillment centers nationwide will have positive impacts on profit margins.

Citrix Systems, a desktop virtualization company, was also beneficial to performance this period. Through "cloud computing," Citrix enables computer users to access their desktops remotely, allowing businesses to centralize stored data and dramatically reduce IT hardware, software and support expenditures. Citrix Systems showed an acceleration in orders for their core virtualization product, the Xen Desktop. With a very short payback period, it is among the few IT expenditures businesses are willing to make.

QUALCOMM, the largest detractor from performance, was sold. With the next generation of handsets bifurcating between the growing and expensive smartphone market and ever-cheaper basic phones, we view their revenue licensing model as under extreme pressure. Additionally, growth in the overall handset market is slowing, which threatens volume.

Covidien, a maker of supplies and equipment for medical procedures, was weak on concerns in Europe. Austerity programs there, including price caps and rationalization, as well as a weak euro, have had a fairly negative effect on the stock. We reduced our position, not knowing how long the current "headline risk" will continue, but are confident that, longer-term, fears about this very defensive business are overstated.

Monsanto, the genetically modified seed and herbicide company, was another significant detractor. The stock declined for two reasons. First, there has been oversupply and a general slowing in the glyphosate market, impacting their leading weed killer, Roundup. At the same time, Monsanto's next generation seeds, designed to deliver more corn per acre, showed poor yield data. We eliminated the stock based on these dual concerns.

Looking ahead, government stimulus programs that helped the economy in the short term are slowly rolling off. The Cash for Clunkers program and the first-time homebuyer credit have expired, FHA high-cost loan limits are set to expire at the end of this year, and although the Fed has not yet changed policy on quantitative easing, we believe they will likely start to consider how to withdraw some liquidity from the market to avoid overinflating it. At the same time, labor markets have not improved dramatically and the health of the housing market remains in question.

Our expectation, given these factors, is for a deceleration in growth in the U.S., with a likely deceleration in earnings as well. While companies have benefited tremendously from productivity gains and cost cutting, revenue growth has not yet come through, suggesting tougher comparables for the remainder of 2010 and into 2011. Our belief is that in this type of environment, with growth more scarce, stock selection is likely to be at a premium, and that investors should be rewarded for identifying those companies whose growth rates are truly exceptional.

Sincerely,

Daniel S. Rosenblatt, John J. Barker, Daniel J. Fletcher and Lawrence K. Fisher
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies with large capitalizations are set forth in the prospectus and statement of additional information.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. Large Cap Disciplined Growth Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Large Cap Disciplined Growth Fund

TICKER SYMBOLS
Investor Class	NBCIX
Institutional Class	NLDIX
Class A	NLDAX
Class C	NLDCX
Class R3	NLDRX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	16.7%
Consumer Staples	12.2
Energy	5.4
Financials	2.3
Health Care	12.6
Industrials	14.6
Information Technology	28.6
Materials	1.5
Telecommunication Services	2.4
Short-Term	3.7
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,14
		Average Annual Total Return Ended 08/31/2010
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	12/06/1999	2.37%	–0.10%	–7.45%	–4.37%
Institutional Class20	04/06/2009	2.76%	0.01%	–7.40%	–4.32%
Class A20	04/06/2009	2.32%	–0.11%	–7.46%	–4.37%
Class C20	04/06/2009	1.66%	–0.30%	–7.55%	–4.46%
Class R320	05/27/2009	2.16%	–0.14%	–7.47%	–4.38%
With Sales Charge
Class A20		–3.59%	–1.29%	–8.01%	–4.90%
Class C20		0.66%	–0.30%	–7.55%	–4.46%
Index
Russell 1000® Growth Index2,19		6.14%	0.10%	–5.36%	–3.73%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 2.53%, 1.59%, 1.80%, 2.57% and 1.65% for Investor Class, Institutional Class, Class A and Class C and Class R3 shares, respectively (prior to any fee waivers or expense reimbursements). The expense ratios net of waivers and reimbursements were 1.12%, 0.76%, 1.12%, 1.87% and 1.37% for Investor Class, Institutional Class, Class A and Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2015 for Investor Class and through August 31, 2013 for Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Disciplined Growth Fund

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Performance Highlights chart on previous page). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid Cap Growth Fund Commentary

Neuberger Berman Mid Cap Growth Fund posted strong returns on both an absolute and a relative basis for the fiscal year ended August 31, 2010, outperforming its benchmark, the Russell Midcap® Growth Index.

Taking the past 12 months as a whole, the mid-cap market returned to more "normal" condition, reflecting improved—though not robust—economic growth. Within that period, however, there were two distinct halves. During the first half, performance was still dominated by the low quality "junk rally" that had begun in March 2009. This was a headwind for our portfolio, focused as we are at the high-quality end of the spectrum, but the Fund held up fairly well. During the second half, as the market normalized and investors again rewarded companies with strong fundamentals, growth rates and management teams, the Fund outperformed. In a reversal from 2009, stubborn economic concerns have biased investors somewhat toward the highest quality companies, given the likelihood that they may be advantaged amid a still-uncertain recovery.

Within the benchmark index, most sectors outperformed the average for the Fund's fiscal year. Only Utilities, Energy and Financials turned in weak results, while Information Technology and Consumer Discretionary stocks contributed most to the benchmark's returns. Within the Fund, Energy, although a weak sector for the index, and Information Technology were standout sectors this period.

Stock picking within Energy was one of our highlights this year, with our Energy holdings up over 30%. Three somewhat unique companies, Concho Resources, an oil-dominated exploration company, and two services companies, Core Labs and CARBO Ceramics, advanced significantly, and were among the top contributors to performance.

In Information Technology, a portfolio overweight during the past 12 months, our allocation was beneficial, but strong stock selection had the largest impact. One of our holdings, database software company Sybase, was acquired at a premium in a surprise move by SAP. Cognizant Technology, a long-term holding, was another top contributor, as was F5 Networks, a company focused on improving network speed against ever increasing Internet data loads.

Industrials was positive as well, with AMETEK, a mid-sized aerospace industrial company, and medical waste collection company Stericycle, another long-term holding, performing very well over the period. Two smaller areas of the portfolio, Telecommunications and Materials, were also beneficial. Within Materials, Cliffs Natural Resources, an iron ore producer with global reach, performed well on growth in the emerging markets. Medical and industrial gas supplier Airgas benefited on a takeout bid from a competitor early in the year.

In Telecommunications, two of our long-term holdings, cell tower companies SBA Communications and American Tower, continued to perform very well. These companies have extremely steady business models, have continued to grow their markets and earnings, and provide the portfolio with access to accelerating demand for wireless data.

From a sector perspective, the largest detractor over the year was Consumer Discretionary. Education stocks came under pressure as regulatory uncertainty caused concern. As a result, long-term holdings DeVry and Strayer performed poorly despite the fact that both companies have stellar fundamentals and surpassed expectations. WMS, a slot machine manufacturing and service company, disappointed during the second half, as major casinos worldwide extended the replacement cycle of slots given slow traffic patterns. Retailer J. Crew was a near-term disappointment. Although the company had a good quarter, a weak consumer outlook affected the stock significantly. While each of these stocks disappointed this period, we see compelling rationale for continuing to own them.

From a sector standpoint, the portfolio is currently overweighted in Information Technology, Health Care, Industrials and Energy, and underweighted in Consumer Discretionary, Consumer Staples and Financials stocks. The last two areas are typical underweights for the portfolio, as finding what we consider "true growth" in these categories is difficult.

We expect subdued economic growth for the rest of 2010 and into 2011. The recovery was unfolding well until around early summer 2010, when several factors called its sustainability into question. Internationally, China took actions to slow growth and control inflation, impacting global growth and exports. In Europe, sovereign debt issues in Greece, Spain,

Italy and Ireland worsened, increasing angst about possible regional financial crises. In the U.S., as stimulus wound down, concerns about the deficit and taxes joined ongoing worries about weak consumer spending, the driver of two-thirds of our economy. On the brighter side, companies are reinvesting into their businesses, although they have not yet resumed hiring.

While stocks are cheap by historical measures, we think balance sheets and earnings are also strong, and inflation and interest rates remain low, in our view; economic and political uncertainty is trumping these positives. After the elections and given pro-growth and -business policies, the situation could improve. On a relative basis, a subdued backdrop plays to the Fund's advantage, as the stocks we prefer—of high-growth, high-quality companies that add value in new or unique ways—often benefit in slow or moderate economic environments.

Sincerely,

Kenneth J. Turek
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies with mid-market capitalization are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Mid Cap Growth Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Mid Cap Growth Fund

TICKER SYMBOLS
Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	17.3%
Consumer Staples	2.2
Energy	6.5
Financials	4.8
Health Care	14.9
Industrials	16.4
Information Technology	25.6
Materials	1.9
Telecommunication Services	4.6
Short-Term	5.8
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8,11
		Average Annual Total Return Ended 08/31/2010
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/19794	13.46%	2.50%	–4.57%	11.21%
Trust Class5	08/30/1993	13.44%	2.28%	–4.72%	11.12%
Advisor Class5	09/03/1996	12.98%	2.04%	–5.03%	10.95%
Institutional Class7	04/19/2007	13.87%	2.77%	–4.44%	11.26%
Class A21	05/27/2009	13.53%	2.51%	–4.57%	11.21%
Class C21	05/27/2009	12.65%	2.32%	–4.65%	11.18%
Class R321	05/27/2009	13.24%	2.44%	–4.60%	11.20%
With Sales Charge
Class A21		7.00%	1.30%	–5.13%	11.00%
Class C21		11.65%	2.32%	–4.65%	11.18%
Index
Russell Midcap® Growth Index2,19		11.58%	0.80%	–2.50%	N/A
Russell Midcap® Index2,19		12.32%	0.82%	3.66%	12.88%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.14%, 1.29%, 1.88%, 090%, 1.25%, 2.00% and 1.50% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers or expense reimbursements). The expense ratios net of waivers and reimbursements were 1.53%, 0.78%, 1.14%, 1.89%, and 1.39% for Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2020 for Advisor Class shares and through August 31, 2013 for Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Growth Fund

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Performance Highlights chart on previous page). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Multi-Cap Opportunities Fund Commentary

On December 14, 2009, Neuberger Berman Research Opportunities Fund was renamed Neuberger Berman Multi-Cap Opportunities Fund, with a change in portfolio manager and strategy. Now a concentrated multi-cap portfolio, the Fund is driven by deep fundamental research and disciplined valuation analysis, focused on free cash flow and return on capital. From the management change through the reporting period ended August 31, 2010, the Fund provided a negative return and slightly underperformed its benchmark, the S&P 500 Index. Over the full fiscal year, the Fund had a positive return but lagged the benchmark.

Neuberger Berman Multi-Cap Opportunities Fund seeks investment opportunities across the market-capitalization and investment-style spectrum, dynamically allocating capital to areas that we believe offer greater return potential. Our valuation analysis incorporates sector and industry-specific factors, the state of the market cycle, and fundamental bottom-up security analysis. We seek companies whose management teams have a desire to build shareholder value, and a demonstrated ability to execute on their corporate strategies.

We divide our investment ideas across three main categories—classic investments, opportunistic investments, and special situations. We define classic investments as stocks of financially stable, recognizable companies, with consistent free cash flow from diverse sources and high returns on invested capital. Opportunistic investments are stocks of undervalued, underfollowed, or inherently misunderstood companies with high free cash flow yields and improving returns on invested capital. Finally, special situations are companies in which we see potential benefits from under-recognized recovery prospects, new management teams, restructuring potential, spin-offs or other special situations, including post-bankruptcy recapitalizations. Through a multi-tiered investment process, we critically evaluate a large and dynamic universe of prospective investments, focusing on a company's generation and use of free cash flow. Our emphasis on free cash flow is an important factor in our decision-making process, providing insight into a company's value creation potential and an assessment of its downside risk.

We entered the calendar year with a conservative outlook on growth and structured the Fund accordingly, holding a well-balanced portfolio, bar-belled between defensive and more economically sensitive companies. This positioning allowed the Fund to participate in the market's rallies while also protecting capital during its declines. We have been buying quality companies with adjusted cost structures and forward earnings visibility that we think can perform well in a moderate economic recovery. In terms of our three investment categories, the portfolio has had an overweight position relative to the benchmark in larger, classic companies as we have focused on high-quality businesses trading at attractive valuations. These investments have been drivers of performance and have stabilized returns amid volatile market conditions. In the current low-interest-rate environment, many of these companies are providing a stable, high dividend with, in our view, an opportunity for capital appreciation. We also entered the year with an expectation of heightened volatility and, as such, have continued selectively adding opportunistic and special situations investments.

Portfolio construction and stock selection have supported performance and helped mitigate risk since the Fund's management change. The Fund holds an overweight position in Industrials and Consumer Discretionary, two of the top three performing sectors in the S&P 500 so far this calendar year. The Fund is underweighted in Financials, Information Technology and Telecommunications. From the management change through the fiscal year-end, stock selection was a benefit within Health Care, Industrials, Materials, Consumer Staples and Consumer Discretionary. While the Fund has outperformed its benchmark index across the majority of sectors, stock selection in Financials and Utilities detracted from performance.

Consistent with our perspective in the beginning of the year, we continue to believe that the equity markets are going through the early stages of a normalization process and that this will be a slow growth recovery. This year, the equity markets have been characterized by counterbalancing themes, as investors have weighed macro concerns and the potential slowdown in the economic recovery against strong corporate profits and attractive valuations. The net result has been a slightly negative market, with high volatility, trading within a relatively narrow range.

While growth projections have slowed recently, economic conditions are still improving, albeit at a less rapid pace. In our view, the equity markets are attractively valued based on forward earnings estimates. Certain companies with strong financial positions and improving free-cash flow generation have been focused on redeploying capital back to shareholders. In a number of cases, firms that completed the majority of their cost restructuring have begun the strategic process of allocating capital to both organic growth initiatives and merger and acquisition opportunities. We believe that markets have been disconnected from company-specific fundamentals as macroeconomic concerns have been the overriding focus. Hence, individual stocks have been closely correlated with broader indices. However, we are still finding individual company prospects promising and believe that as macroeconomic issues are resolved, the overhang on the markets will be mitigated.

Our analysis will continue to focus on companies' ability to generate and use free cash flow. As we evaluate both candidates and portfolio holdings, we do so with a long-term investment perspective and a two- to three-year time horizon. As always, our focus is to grow our shareholders' assets through the disciplined application of our investment philosophy and process.

Sincerely,
Richard S. Nackenson
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies of large capitalization are set forth in the prospectus and statement of additional information.

To the extent that the Fund emphasizes small-, mid- or large-cap stocks, it takes on the associated risks. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

Companies that are considered "special situations" include, among other things: companies that have unrecognized recovery prospects or new management teams; companies involved in restructurings or spin-offs; companies emerging from bankruptcy; initial public offerings that trade below their initial offering prices; and companies with a break-up value above their market price. The principal risk associated with special situations is that certain of such situations may not happen or the market may react differently than expected to such situations, in which case the Fund may realize losses.

The composition, industries and holdings of the Fund are subject to change. Multi-Cap Opportunities Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Multi-Cap Opportunities Fund

TICKER SYMBOLS
Institutional Class	NMULX
Class A	NMUAX
Class C	NMUCX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	15.2%
Consumer Staples	8.7
Energy	11.3
Financials	6.6
Health Care	14.0
Industrials	15.4
Information Technology	15.3
Materials	3.9
Utilities	3.4
Other	2.0
Short-Term	4.2
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3
		Average Annual Total Return Ended 08/31/2010
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class23	12/21/2009	3.02%	–3.44%
Class A23	12/21/2009	2.89%	–3.47%
Class C23	12/21/2009	2.25%	–3.63%
With Sales Charge
Class A23		–3.03%	–4.95%
Class C23		1.25%	–3.63%
Index
S&P 500 Index2,19		4.91%	–4.61%

The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through December 21, 2009. See footnote 23 for information about the effects of the different fees paid by each class.

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Prior to December 14, 2009, Neuberger Berman Multi-Cap Opportunities Funds was known as Neuberger Berman Research Opportunities Fund, which had different investment goals, strategies, and portfolio management team.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.28%, 1.64% and 2.39% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements). The expense ratios net of waivers and reimbursements were 1.00%, 1.36% and 2.11% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2013 for Institutional Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Cap Opportunities Fund

COMPARISON OF A $10,000 INVESTMENT23

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Performance Highlights chart on previous page). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Partners Fund Commentary

After trending higher from September 2009 to mid-April, the stock market gave back much of its gains in the final months of the fiscal year ended August 31, 2010. For the full period, the Russell 1000® Value Index and S&P 500 Index posted modest single-digit percentage gains. Neuberger Berman Partners Fund posted a positive return; however, due primarily to relative performance shortfalls in the Consumer Discretionary, Financials and Utilities sectors, the Fund lagged these benchmark indices.

Materials sector investments had the most positive impact on relative returns, followed by Industrials and Consumer Staples. The Fund was overweighted in Materials and Industrials, two of the three best-performing sectors in the Russell 1000 Value Index. Due in large part to the strong performance of diversified resources companies Teck Resources and Xstrata PLC, and metallurgical coal producer Walter Energy, the Fund's Materials sector holdings outperformed the corresponding benchmark sector component by a wide margin. Led by mining equipment manufacturer Joy Global and energy infrastructure engineering and construction firm Chicago Bridge & Iron, our Industrials sector holdings also excelled. In addition, Consumer Staples sector holdings, most notably nutritional supplements company NBTY, which was sold to a private equity company, and beverage firm Dr. Pepper Snapple Group (sold during the fiscal year), buoyed relative performance.

The Fund's Consumer Discretionary sector holdings had the most negative impact on relative returns, with department store J.C. Penney, leading consumer electronics retailer Best Buy, and publisher McGraw-Hill among our detractors. All three of these companies were victims of low-end consumer deleveraging. Weakness in J.C. Penney stock was exacerbated by management's decision to close its catalog business and devote more resources to online sales, which in our opinion, could turn out to be a good long-term strategic decision.

Concern over a major overhaul of financial industry regulation disproportionately punished large-cap Financials sector holdings such as Bank of America, Citigroup, Wells Fargo and J.P. Morgan Chase. These stocks continue to languish primarily because of the current lack of transparency in the new regulations. When the ink is finally dry and investors begin evaluating the big banks' strategic responses to the new rules, we believe the stocks will rebound.

Utilities sector holdings also lagged, with independent power producer NRG Energy among the Fund's poorest performers. Reduced demand for power along with ongoing pressure on natural gas prices (which reduced the prices the producers could charge) undermined power producers' profits.

The economy has slowed considerably as evidenced by recently reported 1.7% second-quarter 2010 GDP growth. In part, we believe this is due to the elimination of effective government stimulus programs such as the tax credit for first-time home buyers and the Cash for Clunkers program. In addition, we believe the uncertainty caused by major regulatory overhauls of the health care and financial industries is restraining economic activity. Unable to accurately assess the cost of employee health care, we believe many companies, especially job-creating small companies that would normally be hiring at this stage of an economic recovery, are paying overtime or using temporary help services rather than adding new workers. Stubbornly high unemployment (coupled with the still-soft housing market) is in our view undermining consumer confidence and restraining consumer spending. Because the banks still do not know what businesses they will be permitted to participate in or the level of potential new capital requirements, they are holding onto money rather than lending it. Consequently, despite the Federal Reserve's best efforts to maximize liquidity in the financial system, credit remains tight—an additional drag on the economy.

While the economic backdrop remains uninspiring, we feel there are reasons to be encouraged about stocks. The strong relative performance of bonds versus stocks over the past decade and today's low valuation of stocks argue for better performance ahead, if history is any guide.

In closing, although the economic recovery has weakened and may remain restrained for some time, we believe fears of a double-dip recession are unwarranted. We have taken advantage of the cloud hanging over the health care industry by adding to our commitment to this undervalued sector.

In cyclical sectors, our bias is toward companies whose revenue and profit growth is being driven by still-strong demand from the emerging markets. Most importantly, we are encouraged that the stocks in the Fund, in our opinion, remain undervalued relative to long-term normalized earnings. We think these stocks will hold up well in what may continue to be a lackluster economy and excel when the economy regains momentum.

Sincerely,

S. Basu Mullick
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid- to large-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. Partners Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Partners Fund

TICKER SYMBOLS
Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX
Class A	NPNAX
Class C	NPNCX
Class R3	NPNRX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	11.5%
Consumer Staples	6.6
Energy	15.4
Financials	27.4
Health Care	12.5
Industrials	12.1
Information Technology	6.7
Materials	5.2
Utilities	0.7
Short-Term	1.9
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8
		Average Annual Total Return Ended 08/31/2010
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	01/20/19754	2.21%	–2.30%	1.46%	12.59%
Trust Class5	08/30/1993	2.01%	–2.48%	1.29%	12.53%
Advisor Class5	08/16/1996	1.83%	–2.62%	1.09%	12.40%
Institutional Class7	06/07/2006	2.35%	–2.17%	1.53%	12.61%
Class A25	06/21/2010	2.16%	–2.31%	1.46%	12.59%
Class C25	06/21/2010	2.02%	–2.34%	1.44%	12.59%
Class R325	06/21/2010	2.09%	–2.32%	1.45%	12.59%
With Sales Charge
Class A25		–3.72%	–3.46%	0.86%	12.40%
Class C25		1.02%	–2.34%	1.44%	12.59%
Index
Russell 1000® Value Index2,19		4.96%	–1.69%	1.92%	N/A
S&P 500 Index2,19		4.91%	–0.91%	–1.81%	11.26%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 0.89%, 1.05%, 1.20%, 0.71%, 1.03%, 1.78% and 1.28% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers or expense reimbursements).The expense ratio net of waivers and reimbursements was 0.70% for Institutional Class. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2020 for Advisor Class shares and through August 31, 2013 for Trust Class, Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Partners Fund

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Performance Highlights chart on previous page). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Real Estate Fund Commentary

Despite a period of weakness in the second half of the reporting period, overall, the real estate investment trust (REIT) market generated strong results during the fiscal year ended August 31, 2010. Against this backdrop, Neuberger Berman Real Estate Fund outperformed its benchmark, the FTSE NAREIT Equity REITs Index.

During the first seven months of the reporting period, REITs rallied sharply as credit conditions improved and economic data pointed to a recovery from the severe recession. The market was also supported by REITs' success in accessing the capital markets. However, beginning in late April 2010 and continuing through June, REITs took a step backwards, as the sovereign debt crisis in Europe and some weaker-than-expected economic data triggered a flight to quality. REIT prices then rallied sharply in July given investors' expectations for better fundamentals in the market going forward. The market then largely treaded water in August.

During the first half of the reporting period, we continued to adjust the portfolio to increase our exposure to more cyclical areas of the REIT market. For example, we increased our position in the Lodging/Resorts sector while reducing our exposure to the Health Care sector, which is commonly considered defensive. As the reporting period progressed, macroeconomic conditions weakened and unemployment remained elevated. Given these issues, we become more defensive and emphasized REITs with high quality balance sheets. From a sector perspective, we pared our exposures in the Apartments and Office sectors and increased our Health Care exposure. Collectively, our adjustments were positive for performance during the 12-month reporting period.

In terms of individual holdings, Simon Property Group was among the Fund's largest contributors to performance. This regional mall operator was rewarded for having a compelling mix of high-quality properties, as well as price-conscious outlet centers. Equity Residential, the country's largest apartment REIT, was also a top performer. The company has benefited from repositioning its portfolio into stronger long-term markets, including well-timed acquisitions in New York City and Washington D.C. Self storage firm Public Storage also boosted the Fund's performance, as it generated strong results given its low leverage and improving cash flows. On the downside, the Fund's positions in regional mall company Pennsylvania Real Estate Investment Trust, industrial REIT First Industrial Realty Trust and diversified real estate developer Forest City Enterprises detracted from results. These companies all have above-average leverage and were hurt during the flight to quality.

Looking ahead, our short-term outlook for the REIT market is somewhat challenged given the softer economy and continued high unemployment. However, it is our belief that demand fundamentals are at or near a bottom and should gradually improve, especially when combined with historic low levels of new supply. We remain optimistic about the intermediate and long-term prospects for the REIT market, given our view that as the economy slowly strengthens, so too should prospects for REITs. In addition, many REITs continue to have ready access to the equity and debt capital markets, and should be able to make attractive acquisitions in the coming years. As such, we continue to emphasize REITs with strong and flexible balance sheets that we believe have the ability to capitalize on this trend. On a final note, many REITs reduced their dividends or chose to pay a portion of their dividends in stock during the credit crisis. We have seen a return to all-cash dividends and, in some cases, dividend increases from select REITs supported by improved earnings. We believe there could be additional dividend hikes going forward which, in our opinion, would support investor demand for REITs in general.

Sincerely,

Steve S. Shigekawa and Brian Jones
Portfolio Co-Managers

The risks involved in seeking capital appreciation and income from investments primarily in companies, in particular REITs, with small- and mid-market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The portfolio's concentration in real estate investments makes it subject to greater potential risks and volatility than a more diversified portfolio, and the value of its shares may decline due to events affecting the real estate industry.

The composition, industries and holdings of the Fund are subject to change. Real Estate Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Real Estate Fund

TICKER SYMBOLS
Trust Class	NBRFX
Institutional Class	NBRIX
Class A	NREAX
Class C	NRECX
Class R3	NRERX

SECTOR ALLOCATION
(% of Total Investments)
Apartments	13.5%
Diversified	8.0
Health Care	12.8
Industrial	5.9
Lodging/Resorts	8.9
Office	11.7
Regional Malls	11.8
Self Storage	6.9
Shopping Centers	8.0
Specialty	9.0
Short-Term	3.5
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8
		Average Annual Total Return Ended 08/31/2010
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Trust Class	05/01/2002	35.09%	4.54%	11.61%
Institutional Class7	06/04/2008	35.18%	4.64%	11.67%
Class A25	06/21/2010	35.01%	4.53%	11.60%
Class C25	06/21/2010	34.87%	4.51%	11.58%
Class R325	06/21/2010	34.92%	4.52%	11.59%
With Sales Charge
Class A25		27.25%	3.30%	10.81%
Class C25		33.87%	4.51%	11.58%
Index
FTSE NAREIT Equity REITs Index2,19		32.69%	1.11%	8.61%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2009 were 2.03% 2.82%, 1.54%, 2.29% and 1.79% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers or expense reimbursements). The expense ratios net of waivers and reimbursements were 1.52%, 0.87%, 1.23%, 1.98% and 1.48% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2020 for Trust Class and Institutional Class shares and through August 31, 2013 for Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Real Estate Fund

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Performance Highlights chart on previous page). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Regency Fund Commentary

Buoyed by impressive GDP growth in the fourth quarter of calendar year 2009 and the first quarter of 2010, along with better-than-expected corporate earnings, stocks trended higher through the first two thirds of the fiscal year ended August 31, 2010. Subsequently, however, the European sovereign debt crisis coupled with weaker economic data that led investors to question the strength and sustainability of the recovery reversed the rally. From the mid-April market high through the end of this reporting period, stocks drifted lower. Despite giving back some of its earlier gains, at fiscal year-end the Russell Midcap® Value Index had posted a respectable low-teen percentage gain, significantly outperforming the large-cap S&P 500 Index. For the 12-month period, relative performance shortfalls in the Financials, Consumer Discretionary and Utilities sectors caused Neuberger Berman Regency Fund to modestly lag the Russell Midcap Value Index benchmark.

Our holdings in the Industrials sector had the most positive impact on relative returns. Relative to the benchmark, the Fund was overweighted in Industrials and benefitted from strong gains in mining equipment manufacturer Bucyrus International, commercial vehicle control systems producer WABCO Holdings, and energy infrastructure engineering and construction company Chicago Bridge & Iron. Our investments in Industrials outperformed the corresponding index benchmark component by a wide margin. Led by diversified resources company Teck Resources and iron ore producer Cliffs Natural Resources, our Materials sector holdings also delivered superior relative performance. Consumer Staples sector investments, most notably nutritional supplements company NBTY (bought out by a private equity firm) and beverage firm Dr. Pepper Snapple Group positively contributed to relative returns.

Our Financials sector investments had the most negative impact on relative returns. The specter of a major financial industry overhaul clouded the outlook for nearly all financial companies, including portfolio holdings such as Moody's, Principal Financial Group, and Synovus Financial. We believe that once there is clarity on the new regulations and we have seen financial companies' strategic responses to the new rules, this sector can rebound. Consumer Discretionary sector investments suffered as low-end consumer spending declined. Retailer J.C. Penney and publisher McGraw-Hill were among the sector holdings that disappointed. Due in part to a sharp decline in independent power producer NRG Energy, our Utilities sector investments also weakened relative returns. We think power prices will gradually rise as the economy continues to make modest progress.

The robust GDP growth in the fourth quarter of calendar year 2009 and the first quarter of calendar year 2010 was driven by highly accommodative monetary policy, the replenishing of inventories depleted by the recession, and massive government stimulus programs. Once inventories were back in line with demand and effective stimulus programs, such as the tax credit for first-time homebuyers and the Cash for Clunkers program, ran their course, it became apparent that underlying economic fundamentals were not nearly as strong as the surge in GDP growth had indicated. As a result, we were not surprised when GDP growth for the second quarter of calendar year 2010 came in at a lackluster 1.7%. It is our belief that the economy was also being undermined by uncertainty caused by major regulatory overhauls of the health care and financial industries. We think many companies that would normally be hiring at this stage of the economic cycle have postponed adding new workers because of the lack of clarity regarding the cost of employee health care. Moreover, banks are not yet sure which lines of operation they will be allowed to participate in or the level of potential new capital requirements. Although the Federal Reserve has kept pumping liquidity into the system, the banks have been holding onto cash rather than lending it.

Although economic growth has decelerated, we do not anticipate a double-dip recession. While the economic backdrop remains uninspiring, in our opinion, there are reasons that stocks remain attractive. Bonds have materially outperformed stocks over the last decade and, in our opinion, stocks are undervalued relative to bonds. If history is an indication of the future, this valuation gap should narrow. We believe health care stocks are particularly good values today. In cyclical sectors, we continue to favor companies that have been benefiting from continued strong demand from the emerging markets. Finally, we are encouraged by our assessment that the Fund's companies remain undervalued based on multiples to long-term normalized earnings. We think these stocks will hold up even in a less-than-ideal economic environment and prosper when the economy is on firmer footing.

Sincerely,
S. Basu Mullick
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Regency Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Regency Fund

TICKER SYMBOLS
Investor Class	NBRVX
Trust Class	NBREX
Institutional Class	NBRTX
Class A	NBRAX
Class C	NBRCX
Class R3	NBRRX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	12.0%
Consumer Staples	3.6
Energy	12.3
Financials	26.7
Health Care	7.7
Industrials	13.7
Information Technology	5.8
Materials	5.2
Utilities	10.2
Short-Term	2.8
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8
		Average Annual Total Return Ended 08/31/2010
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1999	11.51%	–1.41%	4.78%	6.87%
Trust Class5	06/10/1999	11.55%	–1.47%	4.72%	6.82%
Institutional Class26	03/08/2010	11.69%	–1.38%	4.79%	6.88%
Class A25	06/21/2010	11.61%	–1.39%	4.78%	6.88%
Class C25	06/21/2010	11.40%	–1.43%	4.77%	6.86%
Class R325	06/21/2010	11.50%	–1.41%	4.78%	6.87%
With Sales Charge
Class A25		5.19%	–2.55%	4.17%	6.32%
Class C25		10.40%	–1.43%	4.77%	6.86%
Index
Russell Midcap® Value Index2,19		13.01%	0.45%	6.95%	6.26%
Russell Midcap® Index2,19		12.32%	0.82%	3.66%	5.41%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.38%, 1.61%, 1.13%, 1.25%, 2.00% and 1.50% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers or expense reimbursements). The expense ratios net of waivers and reimbursements were 1.27%, 0.86%, 1.22%, 1.97% and 1.47% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2020 for Investor Class and Trust Class shares and through August 31, 2013 for Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Regency Fund

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Performance Highlights chart on previous page). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Select Equities Fund Commentary

Neuberger Berman Select Equities Fund posted roughly flat returns for the fiscal year ended August 31, 2010, underperforming its benchmark, the S&P 500 Index. In light of our macroeconomic viewpoint, we had positioned the portfolio conservatively by avoiding areas of the market where we considered investors' expectations overly optimistic and by holding higher-than-normal cash balances. These two decisions were the primary reasons for our underperformance this period. Importantly, most of the divergence occurred early on. More recent data has shown these decisions were prudent but early.

For the past 18 months, we have operated under the belief that the U.S. economic recovery would resemble the shape of a "Nike swoosh," a sharp downturn followed by a moderate trend upward. We continue to see evidence that supports this theory and believe we are currently bouncing along the bottom of the swoosh, with a long tail of low to moderate growth ahead. By contrast, particularly in the first quarter, the market appeared to be anticipating a much sharper V-shaped recovery. The market has been readjusting its expectations toward our slower growth projections since April.

From the end of April forward, we have been vindicated somewhat, as economic and consumer-related data have decelerated sharply, causing volatility and weakness in the stock market. This is especially true for economically sensitive areas that advanced earlier this year but which we consciously avoided in our portfolio construction due to growth expectations for these stocks that we thought were unrealistic. Since the market expectations started to readjust to the slower growth environment we had predicted, the portfolio has outperformed the benchmark.

As part of our conservative stance, we avoided Consumer Discretionary stocks this reporting period, concerned about a stressed consumer's ability to spend. Given high unemployment, restricted consumer credit, home value declines and other pressures, we expected earnings disappointments from companies tied to U.S. consumer spending. Meanwhile, investors expecting a sharper recovery drove the sector up by over 17% for the year. Our avoidance of the sector hurt relative performance during the rally, but since April, consumer spending data has turned very negative, and consequently those stocks have been performing poorly.

Other areas that limited relative performance included global banking names such as HSBC Holdings and Banco Santander Brasil. These companies underperformed in early calendar-year 2010 because of contagion concerns from the European sovereign debt crisis. Within the Health Care sector, Baxter International declined on unexpected company-specific issues. We eliminated all three stocks from the portfolio. Information Technology was also an area of relative underperformance, as Yahoo! and Microsoft disappointed.

Our largest positive contributor was our largest holding—American Tower. The cell tower company represents the exact type of business we want to own, with its significant free cash flow generation, strong competitive positioning, very predictable revenues, and industry-leading profit margins.

Caterpillar also performed well, benefiting from global infrastructure spending under a new management team that has instilled strong financial discipline. Norfolk Southern, the railroad company, and global tobacco giant Philip Morris were also significant positives.

We have decreased our cash and cash equivalents position as our expectation for economic growth—albeit below trend—has played out, and as we have found compelling investment opportunities. Cash is now down significantly from prior levels. Given the volatility of the market this period, cash's relative contribution was either positive or negative, depending on the month. For the full fiscal year, the higher-than-normal cash position was a minor drag on relative performance. We continue to think of cash as an important component of our investment strategy, a tool that helps us both preserve capital and generate impressive risk adjusted returns.

Overall, we believe corporate America is in excellent shape. The quality of earnings has been much improved, and many companies, having sharply reduced their cost structures, are generating free cash flows at a record pace. Equity valuations appear reasonable from a historical perspective, and especially in light of bond valuations, suggesting to us that stocks remain the asset class of choice for the foreseeable future. Still, there's no question that macro-related issues have driven recent strong directional market moves as investors have struggled with the impact of the European sovereign debt crisis and its possible contagion, the potential slowing of the Chinese economy, dramatic revaluations in the foreign markets, and recent U.S. economic data. In addition, we believe an apparent tug-of-war between deflationary and inflationary pressures could impact equities for years to come. We believe these factors will continue to create high levels of stock volatility in the future.

In this fragile environment, we continue to err on the side of caution and maintain our commitment to capital preservation within the Fund, while remaining flexible and opportunistic. We believe stock selection will be paramount in delivering positive returns going forward, and that the best managed companies will prove their worth. We are confident that our positioning will allow us to take advantage of opportunities as they present themselves.

Sincerely,

Gerald Kaminsky, Michael Kaminsky and Richard Werman
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies of large capitalization are set forth in the prospectus and statement of additional information.

To the extent that the Fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

The composition, industries and holdings of the Fund are subject to change. Select Equities Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Select Equities Fund

TICKER SYMBOLS
Institutional Class	NBEIX
Class A	NBEAX
Class C	NBECX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Staples	21.6%
Energy	9.9
Financials	6.2
Health Care	1.5
Industrials	14.7
Information Technology	15.5
Materials	11.4
Telecommunication Services	5.7
Utilities	5.7
Short-Term	7.8
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3
		Average Annual Total Return Ended 08/31/2010
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	12/20/2007	0.44%	–7.38%
Class A	12/20/2007	–0.11%	–7.61%
Class C	12/20/2007	–0.75%	–8.30%
With Sales Charge
Class A		–5.84%	–9.62%
Class C		–1.72%	–8.30%
Index
S&P 500 Index2,19		4.91%	–9.29%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 2.65%, 2.27% and 2.99% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements). The expense ratios net of waivers and reimbursements were 0.84%, 1.29% and 2.04% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2013 for Institutional Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Select Equities Fund

COMPARISON OF A $10,000 INVESTMENT (WITH SALES CHARGE)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Class A shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Performance Highlights chart on previous page). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Small Cap Growth Fund Commentary

For the fiscal year ended August 31, 2010, Neuberger Berman Small Cap Growth Fund posted a positive return but underperformed its benchmark, the Russell 2000® Growth Index.

The fiscal year consisted of two distinct phases. From the second half of calendar-year 2009 into first-quarter 2010, confidence in the global economic recovery was increasing. In the small-cap market, stocks we consider to be lower quality continued the rally they had started at the end of the recession. Given our strict quality bias, this was a headwind for the portfolio.

In May and June, as confidence weakened on news from China, Europe and the U.S., volatility and fear increased, the market began to shift. Concerned investors returned to the higher-quality stocks we favor—companies at the larger end of the small-cap universe, with superior growth and earnings potential, strong balance sheets, and high return on equity (ROE). The Fund performed very well with this shift to quality, but it happened too late to overcome our deficit for the full period. Relative to the index, the weakest area of the portfolio this period was Consumer Discretionary holdings, followed by Industrials. Our largest positive contributor was Health Care.

Within Consumer Discretionary stocks, several names stand out, including Orient Express, a luxury hotel chain focused on Europe. While Orient Express participated in the hotel recovery in early calendar-year 2010, it declined sharply during the European debt crisis. We believe the company's outlook is good, however, and continue to own the stock. Sotheby's was another disappointment. The revered auction house's stock declined as the euro crisis lowered expectations for the art market, and we sold our position. Despite the fact that the overall sector was a negative for the portfolio, Royal Caribbean Cruises was a top contributor. We sold this beneficiary of the leisure and cruise recovery when it hit our price target. In that market, we continue to own Steiner Leisure, a cruise ship spa operator.

In Industrials, disappointments included Global Defense Technology, a relatively new IPO that saw the timeline for several field operations contracts extended. We continue to own the stock. Avis also disappointed. While the recovery in travel benefited Avis, the company entered a bidding war with Hertz for Dollar Thrifty. Ambiguity over the outcome prompted us to sell the stock. On the other hand, HEICO, our long-term aftermarket aircraft parts manufacturing holding, was a plus. The company operates in what we consider a great niche, with a strong competitive position, and we continue to be impressed by its management. The only negative from our perspective is the cyclicality of the airlines.

Within Health Care, our strongest area relative to the benchmark, pharmacy benefits manager SXC was a top contributor. The company does a phenomenal job signing plans, and benefited from several big wins during this period. Two of our Health Care holdings were taken out this period, which also benefited relative performance—ev3, a peripheral vascular company, and Odyssey Healthcare, a hospice company.

Information Technology, the largest sector in both the Fund and the benchmark index, generated mixed results. Top contributors included LivePerson, a leading online chat and analytics service that helps bring Internet customers to a purchasing decision, Informatica, a middleware company that we sold when it hit our price target, and Veeco, an LED manufacturing machinery firm that also hit our price target and was sold. On the negative side, Plexus, a contract components manufacturer, and Atheros, a semiconductor firm, performed well until concerns about the PC market arose. GSI Commerce, a company in the outsourced online consumer stores business, pulled back with the market shift.

Looking ahead, five key themes interest us most—Internet commerce, tablet PCs and iPads, a recovery in aerospace, health care beneficiaries, and high unit growth retailers. Within Internet commerce, in addition to LivePerson and GSI, we own names like MercadoLibre and HSN. Within our tablet PC and iPad theme, OpenTable, the online restaurant reservations company, and LogMeIn, which allows iPad users to log in to work or home computers, are examples. In Aerospace, we own Heico and BE Aerospace. In Health Care, expecting broader access to prescription drugs post health care reform, we own pharmacy benefits manager SXC. Lastly, in retail, representative holdings include Vitamin Shoppe and HHGregg.

We believe the Fund is well positioned for a likely slower growth environment, since we would expect quality companies with higher, more predictable, and more organic growth, to lead the market. The heavily cyclical names that outperformed through the first quarter could continue to stumble under this scenario. Thinking longer-term, the period we suspect we have finally emerged from feels very similar to 2003, which saw another extended low-quality rally. After that ended, the Fund outperformed as a focus on fundamentals returned in 2004 and 2005. If we are correct in this comparison, we believe the types of stocks in the portfolio could see a period of sustained outperformance.

Sincerely,

David H. Burshtan
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies with small-market capitalization are set forth in the prospectus and statement of additional information.

Small-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Small Cap Growth Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Small Cap Growth Fund

TICKER SYMBOLS
Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	19.8%
Consumer Staples	3.2
Energy	3.9
Financials	4.3
Health Care	18.8
Industrials	17.2
Information Technology	26.9
Materials	3.3
Short-Term	2.6
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8,12
		Average Annual Total Return Ended 08/31/2010
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	4.03%	–0.73%	–6.82%	5.52%
Trust Class5	11/03/1998	3.47%	–0.90%	–6.95%	5.40%
Advisor Class6	05/03/2002	3.23%	–1.11%	–7.01%	5.34%
Institutional Class7	04/01/2008	3.93%	–0.63%	–6.77%	5.56%
Class A21	05/27/2009	3.60%	–0.81%	–6.86%	5.48%
Class C21	05/27/2009	2.81%	–0.99%	–6.95%	5.40%
Class R321	05/27/2009	3.33%	–0.87%	–6.89%	5.45%
With Sales Charge
Class A21		–2.35%	–1.98%	–7.41%	4.96%
Class C21		1.81%	–0.99%	–6.95%	5.40%
Index
Russell 2000® Growth Index2,19		7.16%	–0.17%	–1.94%	3.69%
Russell 2000® Index2,19		6.60%	–0.69%	2.48%	5.98%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.50%, 1.74%, 2.00%, 1.70%, 1.62%, 2.37% and 1.87% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers or expense reimbursements). The expense ratios net of waivers and reimbursements were 1.32%, 1.42%, 1.62%, 0.92%, 1.27%, 2.02% and 1.52% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2020 for Investor Class, Trust Class and Advisor Class shares and through August 31, 2013 for Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small Cap Growth Fund

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Performance Highlights chart on previous page). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Socially Responsive Fund Commentary

We are pleased to report that, for the fiscal year ended August 31, 2010, Neuberger Berman Socially Responsive Fund generated a positive return and significantly outperformed its benchmark, the S&P 500 Index.

Market sentiment shifted sharply over the fiscal year. For the first two-thirds of the period, the economy was expanding at an above-trend rate—coming off the bottom of the recession with an inventory cycle underway. Through April 2010 there was active discussion about how the Federal Reserve might begin to exit its quantitative easing program. Against that backdrop, equities performed very well, led by shares of businesses that would be the greatest beneficiaries of a cyclical recovery, including Consumer Discretionary, Industrials, credit-sensitive Financials and Materials.

In late April and early May, as worries about sovereign debt issues in Europe increased, credit markets grew nervous and many equity investors sold their shares. This was the lead-in to the seasonally soft summer months, and throughout the summer, economic statistics—industrial production, employment, spending—weakened. Against this backdrop, some of the sectors that had outperformed came under the most pressure.

Within Neuberger Berman Socially Responsive Fund, our focus for several years has been on identifying businesses positioned to perform in a slower growth environment on the strength of their products and value to customers. Earlier this period, the shares of many traditional growth sectors performed poorly as investors favored cyclical exposure. As multiples between growth and value converged, we were able to buy high-quality growth companies at very attractive prices. That is where we have continued to make portfolio additions, purchasing strong businesses, with good secular growth, whose stocks have underperformed. We now have a meaningful Consumer Staples allocation, a different mix in Health Care, and a number of one-off names across the portfolio that share these characteristics.

Examples include McCormick, the growing global spice company that is committed to both agricultural sustainability and supplier diversity, and MasterCard, the payment processing firm long admired for its workplace and diversity programs. These businesses were defensive during the downturn, but also demonstrated that they can maintain and protect earnings in an inflationary environment. We believe, given the current environment, that such extremes are not off the table.

For the fiscal year, despite the fact that we were largely underexposed (compared to the benchmark) to the best performing sectors early on, we were able to deliver very good relative returns by executing our strategy. The largest contributors to our outperformance this period included three long-term holdings: Intuit, Altera and Novo Nordisk.

We bought Intuit years ago, believing that the business could grow in a tough environment, and they have done a remarkable job—through 2008, 2009 and today, at a double-digit pace. Altera also outperformed. While it is late in the semiconductor cycle, the secular outlook for Altera, based on what we consider superior technology, has become more apparent. Focused on the global diabetes epidemic, Novo Nordisk outperformed, having grown at a solid rate despite the economic backdrop. Millipore and Smith International—both of which were acquired by other companies—were also among the top contributors to performance. During the first quarter, we began to see increased merger and acquisition activity, which we think speaks to the growing strength of corporate balance sheets. We expect to see more going forward.

Disappointments included Charles Schwab, a long-term holding whose business is growing, and that stands to benefit when interest rates eventually rise. The stock underperformed as European debt and U.S. recovery concerns pushed out the likely timeline for rate increases and the related earnings upside. We continue to own this well-managed business.

Covidien, a Health Care name we added over the winter on the opportunity to buy good secular growth at an attractive value, performed well through early spring. The stock weakened on concerns about slowing utilization of medical services, related to the expiration of extended COBRA benefits. We remain positive on the stock and sector, and continue to own both Covidien and Becton Dickinson.

Washington Post, which we owned for its Kaplan education business, was frustrating. While we got the fundamentals right—Kaplan met our expectations for dramatic and contra-cyclical growth—the regulatory environment changed dramatically. As proposed regulations threaten Kaplan's business model, we eliminated our position.

From our perspective, investor expectations seem to have overshot on the upside early in the fiscal year, as inventory rebuilding drove GDP growth at a rate that we think is likely to prove greater than long-term trend. As the fiscal year progressed, credit market volatility in Europe and fears of a double-dip recession appear to have caused sentiment to overshoot on the downside. While we expect there will be challenges ahead, we think odds are that the economy will remain on course for a slow recovery.

In an uncertain world, we remain confident that the high-quality businesses in our portfolio are financially strong, thoughtful about integrating environmental initiatives into their businesses and mindful of their multiple stakeholders, and are positioned to deliver reasonable growth over a wide range of economic outcomes.

As always, we look forward to continuing to serve your investment needs.

Sincerely,

Arthur Moretti and Ingrid S. Dyott
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments in mid- to large-cap stocks that meet the Fund's financial criteria and social policy are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The Fund's social policy could cause it to underperform similar funds that do not have a social policy. The composition, industries and holdings of the Fund are subject to change. Socially Responsive Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Socially Responsive Fund

TICKER SYMBOLS
Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	5.7%
Consumer Staples	8.8
Energy	11.2
Financials	12.0
Health Care	12.2
Industrials	16.2
Information Technology	25.1
Materials	3.9
Short-Term	4.9
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8
		Average Annual Total Return Ended 08/31/2010
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	10.14%	0.04%	2.62%	7.38%
Trust Class5	03/03/1997	9.94%	–0.15%	2.40%	7.21%
Institutional Class7	11/28/2007	10.36%	0.13%	2.67%	7.41%
Class A21	05/27/2009	10.03%	0.01%	2.61%	7.37%
Class C21	05/27/2009	9.10%	–0.19%	2.50%	7.31%
Class R321	05/27/2009	9.74%	–0.06%	2.57%	7.35%
With Sales Charge
Class A21		3.67%	–1.17%	2.00%	6.99%
Class C21		8.10%	–0.19%	2.50%	7.31%
Index
S&P 500 Index2,19		4.91%	–0.91%	–1.81%	7.03%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 0.93%, 1.13%, 0.78%, 1.17%, 1.92% and 1.42% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers or expense reimbursements). The expense ratios net of waivers and reimbursements were 0.75%, 1.11%, 1.86% and 1.36% for Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2013 for Trust Class, Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Socially Responsive Fund

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Performance Highlights chart on previous page). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1
"Total Return" includes reinvestment of all income dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2
Please see "Glossary of Indices" starting on page 79 for a description of indices. Please note that indices do not take into account any fees and expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management LLC ("Management") and include reinvestment of all income dividends and distributions. The Fund may invest in securities not included in the described indices or may not invest in all securities included in the described indices.

3
Expense Caps or Waivers: These arrangements are subject to change. The total returns for these periods may have been less if Management had not reimbursed and/or waived certain operating expenses. Please see the notes to the financial statements for specific information regarding which Funds and which classes currently have a portion of their operating expenses reimbursed and/or waived by Management.

4	This date reflects when Management first became investment advisor to the Fund.
5
For each of Focus Fund, Genesis Fund, Guardian Fund, Mid Cap Growth Fund and Partners Fund, Life of Fund performance shown for the Advisor Class and the Trust Class is that of the respective Fund's Investor Class from the inception date of the Investor Class to the inception date of the Advisor Class or the Trust Class. For each of International Fund, Regency Fund, Small Cap Growth Fund and Socially Responsive Fund, Life of Fund performance shown for the Trust Class is that of the respective Fund's Investor Class from the inception date of the Investor Class to the inception date of the Trust Class. The Investor Class of each Fund has lower expenses and typically higher returns than the Advisor Class, as applicable, and the Trust Class of that Fund.

6	Performance shown for the Advisor Class prior to May 2002 for Small Cap Growth Fund is that of the Investor Class, which has lower expenses and typically higher returns than the Advisor Class.
7
Performance shown prior to July 1999 for the Institutional Class of Genesis Fund, prior to June 2006 for the Institutional Class of Partners Fund, prior to April 2007 for the Institutional Class of Mid Cap Growth Fund, prior to November 2007 for the Institutional Class of Socially Responsive Fund and prior to April 2008 for the Institutional Class of Small Cap Growth Fund is that of the respective Fund's Investor Class. Performance shown prior to October 2006 for the Institutional Class of International Large Cap Fund and prior to June 2008 for the Institutional Class of Real Estate Fund is that of the respective Fund's Trust Class. The Investor Class or Trust Class of a Fund, as applicable, has higher expenses and typically lower returns than the Institutional Class of that Fund.

8
The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have similar names, investment objectives, and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

9
The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. Performance prior to these changes might have been different if current policies had been in effect. As a result of becoming "non-diversified", the Fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the Fund because it may own fewer securities. While the Fund's value-oriented approach is intended to limit risks, the Fund, with its concentration in a limited number of securities, may be more affected by any single economic, political or regulatory development than a more diversified mutual fund.

10	The Fund was relatively small during the periods shown. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

Endnotes(cont'd)

11	Prior to December 17, 2007, Mid Cap Growth Fund was known as the Manhattan Fund.
12	Prior to December 17, 2007, Small Cap Growth Fund was known as the Millennium Fund.
13
Performance shown prior to June 21, 2010 for Emerging Markets Equity Fund's Class R3 is that of Emerging Markets Equity Fund's Institutional Class. The performance information of Class R3 has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class of the Fund has lower expenses and typically higher returns than Class R3.

14
As of December 17, 2007, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. Performance prior to this change might have been different if current policies had been in effect. As a result of becoming "non-diversified," the Fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the Fund because it may own fewer securities. Although the Fund has a policy that allows it to operate as a non-diversified investment company, on December 5, 2008, the Board adopted a policy, which cannot be changed without a shareholder vote, that the Fund will invest its portfolio so as to meet the standards of a diversified investment company.

15	Because the Fund had a policy of investing mainly in large-cap stocks prior to December 2002, its performance during that time might have been different if current policies had been in effect.
16
Because the Fund had a policy of investing primarily in mid- and large-cap stocks prior to September 1998, its performance during that time might have been different if current policies had been in effect.

17
During the period from November 2, 2006 through June 9, 2008, the Fund's Trust Class had only one investor, which could have impacted Fund performance. The inception date for the Fund's Institutional Class, Class A and Class C shares was June 9, 2008 and the inception date for Class R3 was June 21, 2010. Performance shown for Institutional Class, Class A, Class C and Class R3 prior to that date is that of the Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class. The performance of Class R3 also includes that of Institutional Class from June 9, 2008 to June 21, 2010. The performance information of the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had lower expenses and typically higher returns than Class A, Class C and Class R3. The Trust Class had moderately higher expenses and typically slightly lower returns than Institutional Class. The Institutional Class has lower expenses and typically higher returns than that of Class R3.

18
Performance shown prior to December 20, 2007 for Class A and Class C, and prior to May 27, 2009 for Class R3, of Neuberger Berman International Large Cap Fund is that of the Trust Class. The performance information of the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A, Class C or Class R3.

19	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.
20
Prior to April 9, 2009, Neuberger Berman Large Cap Disciplined Growth Fund was known as Neuberger Berman Century Fund. From April 6, 2009 through April 8, 2009, Large Cap Disciplined Growth Fund Class A, Class C and Institutional Class were known as Century Fund Class A, Class C and Institutional Class. The inception dates are April 6, 2009 for Large Cap Disciplined Growth Fund Class A, Class C and Institutional Class and May 27, 2009 for Large Cap Disciplined Growth Fund Class R3. Performance shown prior to May 27, 2009 for Class R3, and prior to April 6, 2009 for Institutional Class, Class A and Class C of Neuberger Berman Large Cap Disciplined Growth Fund is that of Neuberger Berman Century Fund Investor Class. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C or Class R3. The Institutional Class has lower expenses and typically higher returns than Investor Class.

Endnotes (cont'd)

21
Performance shown prior to May 27, 2009 for Class A, Class C and Class R3 of Neuberger Berman Guardian Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund is that of the respective Fund's Investor Class. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class of a Fund has lower expenses and typically higher returns than Class A, Class C or Class R3 of that Fund.

22
Performance shown prior to May 27, 2009 and June 21, 2010 for Institutional Class of Neuberger Berman Guardian Fund and Neuberger Berman Focus Fund, respectively is that of the respective Fund's Investor Class. The performance information of Institutional Class has not been adjusted to take into account differences in class specific operating expenses. Institutional Class has lower expenses and typically higher returns than Investor Class.

23
During the period from November 2, 2006 through December 21, 2009, the Fund's Trust Class had only one investor, which could have impacted fund performance. The inception date for the Fund's Class A, Class C and Institutional Class shares was December 21, 2009. Performance shown for Class A, Class C and Institutional Class prior to that date is that of the Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class and ceased operations on December 21, 2009. Management had previously capped Trust Class expenses; absent this arrangement, the returns would have been lower. The Trust Class had lower capped expenses and typically higher returns than Class A and Class C shares. The Trust Class had equivalent capped expenses and, therefore, typically similar returns to the Institutional Class. The performance information of the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

24
The inception date for Neuberger Berman Intrinsic Value Fund Class A, C and Institutional shares is May 10, 2010. Performance shown prior to that date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"). The performance from July 15, 2008 is that of DJG Fund and the performance from July 8, 1997 (the Fund's commencement of operations) to July 14, 2008 is that of DJG Account. On May 10, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund's Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the "Predecessors"). As a mutual fund registered under the Investment Company Act of 1940, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which the Predecessors were not subject. Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors.

25
Performance shown prior to June 21, 2010 for Class A and Class C of Neuberger Berman Focus Fund and Class A, Class C and Class R3 of Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, and Neuberger Berman Regency Fund is that of the respective Fund's Investor Class. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class of a Fund has lower expenses and typically higher returns than Class A, Class C or Class R3 of that Fund.

26
Performance shown prior to March 8, 2010 for Regency Fund's Institutional Class is that of Regency Fund's Investor Class. The performance information of the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and its performance typically would have been slightly lower than that of the Institutional Class.

For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

S&P 500 Index:
The S&P 500 Index is widely regarded as the standard for measuring the performance of large-cap stocks traded on U.S. markets and includes a representative sample of leading companies in leading industries.

Russell 1000® Index:
Measures the performance of the 1,000 largest companies in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization and current index membership). The Russell 1000 Index represents approximately 90% of the U.S. market.

Russell 1000® Value Index:	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth rates.

Russell 1000® Growth Index:	Measures the performance of those Russell 1000® Index companies with higher price-to-book-ratios and higher forecasted growth rates.

Russell 2000® Index:
An unmanaged index consisting of securities of the 2,000 issuers having the smallest capitalization in the Russell 3000® Index, representing approximately 8% of the Russell 3000 Index total market capitalization. As of the latest reconstitution, the smallest company's market capitalization was approximately $112 million.

Russell 2000® Growth Index:	Measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000® Value Index:	Measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth rates.

Russell Midcap® Index:	Measures the performance of the approximately 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Growth Index:
An unmanaged index that measures the performance of those Russell Midcap® Index companies (the 800 smallest companies in the Russell 1000® Index) with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap® Value Index:
An unmanaged index that measures the performance of those Russell Midcap® Index companies (the 800 smallest companies in the Russell 1000® Index) with lower price-tobook ratios and lower forecasted growth rates.

FTSE NAREIT Equity REITs Index:
An unmanaged free float adjusted market capitalization weighted index that tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the NYSE Amex. REITs are classified as Equity REITs if 75% or more of their gross invested book assets are invested directly or indirectly in real property.

MSCI EAFE® Index:
Also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index. A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Emerging Markets Index:
A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010 the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Glossary of Indices (cont'd)

MSCI World Index:
A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

HSBC Global Climate Change Index:
The index is rule-based and uses a modified market capitalization approach that takes into account free float and revenues associated with climate change-related businesses. Recognizing that there is also a growing number of integrated players exposed to this theme, individual companies are weighted in the index according to their exposure to climate change. Exposure is defined as the percentage of overall revenues that are attributable to reducing emissions, reacting to the effects of climate change or adapting to climate change. The revenue data are based on HSBC's analysis of publicly available information and data from an external consultant specializing in renewable energy, low carbon technology and the carbon markets. Once a company has been ascribed an exposure factor and it forms part of the selection universe, HSBC monitors and modifies its climate change-related revenues, if necessary, on an annual basis.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all income dividends and distributions. The Funds may invest in securities not included in the above-described indices.

Information About Your Fund's Expenses

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended August 31, 2010 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 8/31/10 (Unaudited)

Neuberger Berman Equity Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(5)
	Beginning Account Value 3/1/10	Ending Account Value 8/31/10		Expenses Paid During the Period(1) 3/1/10 - 8/31/10	Expense Ratio	Beginning Account Value 3/1/10	Ending Account Value 8/31/10	Expenses Paid During the Period(1) 3/1/10 - 8/31/10	Expense Ratio
Climate Change Fund
Institutional Class	$1,000.00	$945.60		$4.66	.95%	$1,000.00	$1,020.42	$4.84	.95%
Class A	$1,000.00	$947.00		$5.89	1.20%	$1,000.00	$1,019.16	$6.11	1.20%
Class C	$1,000.00	$943.30		$9.55	1.95%	$1,000.00	$1,015.38	$9.91	1.95%
Emerging Markets Equity Fund
Institutional Class	$1,000.00	$1,055.40		$6.53	1.26%	$1,000.00	$1,018.85	$6.41	1.26%
Class A	$1,000.00	$1,054.20		$7.82	1.51%	$1,000.00	$1,017.59	$7.68	1.51%
Class C	$1,000.00	$1,050.40		$11.68	2.26%	$1,000.00	$1,013.81	$11.47	2.26%
Class R3	$1,000.00	$1,021.20	(3)	$3.85	1.93%	$1,000.00	$1,015.48	$9.80	1.93%
Equity Income Fund
Institutional Class	$1,000.00	$1,058.50		$4.15	.80%	$1,000.00	$1,021.17	$4.08	.80%
Class A	$1,000.00	$1,056.90		$6.01	1.16%	$1,000.00	$1,019.36	$5.90	1.16%
Class C	$1,000.00	$1,052.90		$9.88	1.91%	$1,000.00	$1,015.58	$9.70	1.91%
Class R3	$1,000.00	$999.60	(3)	$2.78	1.41%	$1,000.00	$1,018.11	$7.17	1.41%
Focus Fund
Investor Class	$1,000.00	$910.50		$4.72	.98%	$1,000.00	$1,020.27	$4.99	.98%
Trust Class	$1,000.00	$910.00		$5.63	1.17%	$1,000.00	$1,019.31	$5.96	1.17%
Advisor Class	$1,000.00	$908.90		$6.40	1.33%	$1,000.00	$1,018.50	$6.77	1.33%
Institutional Class	$1,000.00	$904.90	(3)	$1.41	.75%	$1,000.00	$1,021.42	$3.82	.75%
Class A	$1,000.00	$904.40	(3)	$2.08	1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$902.70	(3)	$3.49	1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Genesis Fund
Investor Class	$1,000.00	$963.20		$5.29	1.07%	$1,000.00	$1,019.81	$5.45	1.07%
Trust Class	$1,000.00	$962.90		$5.59	1.13%	$1,000.00	$1,019.51	$5.75	1.13%
Advisor Class	$1,000.00	$962.00		$6.82	1.38%	$1,000.00	$1,018.25	$7.02	1.38%
Institutional Class	$1,000.00	$964.60		$4.21	.85%	$1,000.00	$1,020.92	$4.33	.85%
Guardian Fund
Investor Class	$1,000.00	$965.40		$4.71	.95%	$1,000.00	$1,020.42	$4.84	.95%
Trust Class	$1,000.00	$965.00		$5.50	1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Advisor Class	$1,000.00	$962.70		$7.42	1.50%	$1,000.00	$1,017.64	$7.63	1.50%
Institutional Class	$1,000.00	$966.20		$3.72	.75%	$1,000.00	$1,021.42	$3.82	.75%
Class A	$1,000.00	$964.90		$5.50	1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$961.60		$9.20	1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Class R3	$1,000.00	$963.50		$6.73	1.36%	$1,000.00	$1,018.35	$6.92	1.36%
International Fund
Investor Class	$1,000.00	$1,016.80		$7.27	1.43%	$1,000.00	$1,018.00	$7.27	1.43%
Trust Class	$1,000.00	$1,017.10		$7.88	1.55%	$1,000.00	$1,017.39	$7.88	1.55%
International Institutional Fund
Institutional Class	$1,000.00	$1,021.40		$4.13	.81%	$1,000.00	$1,021.12	$4.13	.81%
International Large Cap Fund
Trust Class	$1,000.00	$1,013.40		$6.39	1.26%	$1,000.00	$1,018.85	$6.41	1.26%
Institutional Class	$1,000.00	$1,015.90		$4.62	.91%	$1,000.00	$1,020.62	$4.63	.91%
Class A	$1,000.00	$1,013.50		$6.34	1.25%	$1,000.00	$1,018.90	$6.36	1.25%
Class C	$1,000.00	$1,008.60		$10.18	2.01%	$1,000.00	$1,015.07	$10.21	2.01%
Class R3	$1,000.00	$1,012.30		$7.71	1.52%	$1,000.00	$1,017.54	$7.73	1.52%

Expense Information as of 8/31/10 cont'd (Unaudited)

	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(5)
	Beginning Account Value 3/1/10	Ending Account Value 8/31/10		Expenses Paid During the Period(1) 3/1/10 - 8/31/10	Expense Ratio	Beginning Account Value 3/1/10	Ending Account Value 8/31/10	Expenses Paid During the Period(1) 3/1/10 - 8/31/10	Expense Ratio
Intrinsic Value Fund
Institutional Class	$1,000.00	$941.00	(2)	$3.03	1.00%	$1,000.00	$1,020.16	$5.09	1.00%
Class A	$1,000.00	$940.00	(2)	$4.12	1.36%	$1,000.00	$1,018.35	$6.92	1.36%
Class C	$1,000.00	$938.00	(2)	$6.39	2.11%	$1,000.00	$1,014.57	$10.71	2.11%
Large Cap Disciplined Growth Fund
Investor Class	$1,000.00	$934.90		$5.41	1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Institutional Class	$1,000.00	$938.00		$3.66	.75%	$1,000.00	$1,021.42	$3.82	.75%
Class A	$1,000.00	$936.40		$5.42	1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$931.50		$9.06	1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Class R3	$1,000.00	$934.70		$6.63	1.36%	$1,000.00	$1,018.35	$6.92	1.36%
Mid Cap Growth Fund
Investor Class	$1,000.00	$1,000.00		$5.49	1.09%	$1,000.00	$1,019.71	$5.55	1.09%
Trust Class	$1,000.00	$1,000.00		$5.65	1.12%	$1,000.00	$1,019.56	$5.70	1.12%
Advisor Class	$1,000.00	$997.70		$7.55	1.50%	$1,000.00	$1,017.64	$7.63	1.50%
Institutional Class	$1,000.00	$1,001.20		$3.78	.75%	$1,000.00	$1,021.42	$3.82	.75%
Class A	$1,000.00	$1,000.00		$5.60	1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$996.20		$9.36	1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Class R3	$1,000.00	$998.50		$6.90	1.37%	$1,000.00	$1,018.30	$6.97	1.37%
Multi-Cap Opportunities Fund
Institutional Class	$1,000.00	$940.30		$4.89	1.00%	$1,000.00	$1,020.16	$5.09	1.00%
Class A	$1,000.00	$940.20		$6.65	1.36%	$1,000.00	$1,018.35	$6.92	1.36%
Class C	$1,000.00	$935.40		$10.29	2.11%	$1,000.00	$1,014.57	$10.71	2.11%
Partners Fund
Investor Class	$1,000.00	$914.90		$4.10	.85%	$1,000.00	$1,020.92	$4.33	.85%
Trust Class	$1,000.00	$913.50		$5.02	1.04%	$1,000.00	$1,019.96	$5.30	1.04%
Advisor Class	$1,000.00	$913.00		$5.74	1.19%	$1,000.00	$1,019.21	$6.06	1.19%
Institutional Class	$1,000.00	$915.30		$3.28	.68%	$1,000.00	$1,021.78	$3.47	.68%
Class A	$1,000.00	$920.50	(3)	$2.10	1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$919.20	(3)	$3.52	1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Class R3	$1,000.00	$919.90	(3)	$2.58	1.36%	$1,000.00	$1,018.35	$6.92	1.36%
Real Estate Fund
Trust Class	$1,000.00	$1,164.30		$5.40	.99%	$1,000.00	$1,020.21	$5.04	.99%
Institutional Class	$1,000.00	$1,164.80		$4.64	.85%	$1,000.00	$1,020.92	$4.33	.85%
Class A	$1,000.00	$990.20	(3)	$2.38	1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$989.20	(3)	$3.85	1.96%	$1,000.00	$1,015.32	$9.96	1.96%
Class R3	$1,000.00	$989.60	(3)	$2.87	1.46%	$1,000.00	$1,017.85	$7.43	1.46%
Regency Fund
Investor Class	$1,000.00	$975.30		$5.97	1.20%	$1,000.00	$1,019.16	$6.11	1.20%
Trust Class	$1,000.00	$975.30		$6.22	1.25%	$1,000.00	$1,018.90	$6.36	1.25%
Institutional Class	$1,000.00	$936.00	(4)	$3.99	.85%	$1,000.00	$1,020.92	$4.33	.85%
Class A	$1,000.00	$936.00	(3)	$2.31	1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$934.30	(3)	$3.74	1.96%	$1,000.00	$1,015.32	$9.96	1.96%
Class R3	$1,000.00	$935.10	(3)	$2.79	1.46%	$1,000.00	$1,017.85	$7.43	1.46%
Select Equities Fund
Institutional Class	$1,000.00	$957.60		$3.70	.75%	$1,000.00	$1,021.42	$3.82	.75%
Class A	$1,000.00	$955.20		$5.91	1.20%	$1,000.00	$1,019.16	$6.11	1.20%
Class C	$1,000.00	$952.00		$9.59	1.95%	$1,000.00	$1,015.38	$9.91	1.95%

Expense Information as of 8/31/10 cont'd (Unaudited)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(5)
	Beginning Account Value 3/1/10	Ending Account Value 8/31/10	Expenses Paid During the Period(1) 3/1/10 - 8/31/10	Expense Ratio	Beginning Account Value 3/1/10	Ending Account Value 8/31/10	Expenses Paid During the Period(1) 3/1/10 - 8/31/10	Expense Ratio
Small Cap Growth Fund
Investor Class	$1,000.00	$949.30	$5.65	1.15%	$1,000.00	$1,019.41	$5.85	1.15%
Trust Class	$1,000.00	$944.90	$6.72	1.37%	$1,000.00	$1,018.30	$6.97	1.37%
Advisor Class	$1,000.00	$943.00	$7.88	1.61%	$1,000.00	$1,017.09	$8.19	1.61%
Institutional Class	$1,000.00	$946.30	$4.46	.91%	$1,000.00	$1,020.62	$4.63	.91%
Class A	$1,000.00	$945.00	$6.23	1.27%	$1,000.00	$1,018.80	$6.46	1.27%
Class C	$1,000.00	$941.80	$9.89	2.02%	$1,000.00	$1,015.02	$10.26	2.02%
Class R3	$1,000.00	$943.90	$7.40	1.51%	$1,000.00	$1,017.59	$7.68	1.51%
Socially Responsive Fund
Investor Class	$1,000.00	$974.00	$4.73	.95%	$1,000.00	$1,020.42	$4.84	.95%
Trust Class	$1,000.00	$972.40	$5.57	1.12%	$1,000.00	$1,019.56	$5.70	1.12%
Institutional Class	$1,000.00	$974.50	$3.73	.75%	$1,000.00	$1,021.42	$3.82	.75%
Class A	$1,000.00	$973.00	$5.52	1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$969.40	$9.23	1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Class R3	$1,000.00	$972.30	$6.76	1.36%	$1,000.00	$1,018.35	$6.92	1.36%

(1)	For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)	For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 114/365 (to reflect the period shown of May 10, 2010 to August 31, 2010).

(3)	For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 72/365 (to reflect the period shown of June 21, 2010 to August 31, 2010).

(4)	For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 177/365 (to reflect the period shown of March 8, 2010 to August 31, 2010).

(5)	Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Climate Change Fund

TOP TEN EQUITY HOLDINGS

		Industry
1	Covanta Holding	Environmental & Facilities Services	3.7%
2	NextEra Energy	Electric Utilities	3.6%
3	CenterPoint Energy	Multi-Utilities	3.3%
4	ITC Holdings	Electric Utilities	3.1%
5	Sempra Energy	Multi-Utilities	2.8%
6	Entergy Corp.	Electric Utilities	2.7%
7	ESCO Technologies	Industrial Machinery	2.3%
8	Aqua America	Water Utilities	2.3%
9	Itron, Inc.	Electronic Equipment & Instruments	2.1%
10	New Jersey Resources	Gas Utilities	2.0%

	Number of Shares	Value† (000's)
Common Stocks (98.3%)
Aerospace & Defense (0.4%)
Curtiss-Wright	400	$11
Agricultural Products (0.4%)
Darling International*	1,500	11
Auto Parts & Equipment (3.1%)
BorgWarner, Inc.*	815	35
Johnson Controls	300	8
Westport Innovations*	2,000	32
		75
Coal & Consumable Fuels (1.8%)
Cameco Corp.	1,800	44
Commodity Chemicals (0.5%)
Calgon Carbon*	900	11
Communications Equipment (0.5%)
RuggedCom, Inc.*	900	12
Construction & Engineering (3.1%)
Foster Wheeler*	1,000	21
Layne Christensen*	400	10
MYR Group*	700	10
Pike Electric*	1,300	10
Quanta Services*	600	11
Shaw Group*	400	13
		75
Diversified Support Services (1.6%)
EnerNOC, Inc.*	1,200	39
Electric Utilities (12.9%)
Electricite de France ADR	900	7
Entergy Corp.	815	64
Exelon Corp.	475	19
FirstEnergy Corp.	600	22
ITC Holdings	1,270	74
NextEra Energy	1,595	86
Northeast Utilities	1,300	38
		310
Electrical Components & Equipment (6.8%)
A123 Systems*	1,300	9
American Superconductor*	400	11
Cooper Industries PLC	204	9
EnerSys*	1,100	24

	Number of Shares	Value†(000's)
First Solar*	200	$ 26
GT Solar International*	2,000	15
JA Solar Holdings ADR*	3,000	18
Jinpan International	900	10
Roper Industries	205	12
Solarfun Power Holdings ADR*	1,500	16
Suntech Power Holdings ADR*	1,600	12
		162
Electronic Components (0.4%)
KYOCERA Corp. ADR	100	9
Electronic Equipment & Instruments (2.7%)
Itron, Inc.*	918	50
Pure Technologies*	4,000	16
		66
Electronic Manufacturing Services (0.4%)
Maxwell Technologies*	900	10
Environmental & Facilities Services (6.1%)
China Everbright International	33,700	15
Covanta Holding	6,175	89
EnergySolutions Inc.	4,000	18
Fuel Tech*	2,500	14
Tetra Tech*	500	9
		145
Forest Products (0.2%)
Weyerhaeuser Co.	289	4
Gas Utilities (5.9%)
National Fuel Gas	550	24
New Jersey Resources	1,300	48
ONEOK, Inc.	200	9
Questar Corp.	2,913	47
South Jersey Industries	300	14
		142

	Number of Shares	Value†(000's)
Heavy Electrical Equipment (2.3%)
ABB Ltd. ADR	338	$ 6
Alstom S.A.	300	14
Vestas Wind Systems*	900	34
		54
Independent Power Producers & Energy Traders (5.1%)
Calpine Corp.*	2,988	38
EDP Renovaveis*	2,300	13
Iberdrola Renovables	9,700	32
Magma Energy*ñ	10,700	11
Ormat Technologies	400	11
Ram Power*	9,000	18
		123
Industrial Conglomerates (2.3%)
Koninklijke Philips Electronics	400	11
Siemens AG ADR	500	45
		56
Industrial Gases (0.4%)
Praxair, Inc.	100	9
Industrial Machinery (7.0%)
Badger Meter	1,200	45
China Valves Technology*	2,800	28
Duoyuan Global Water ADR*	800	17
ESCO Technologies	1,800	56
Ingersoll-Rand PLC	350	11
Kaydon Corp.	295	10
		167
IT Consulting & Other Services (0.5%)
Telvent GIT*	700	13
Machinery (0.9%)
Eaton Corp.	300	21
Multi-Utilities (10.9%)
Alliant Energy	600	21
CenterPoint Energy	5,300	79
MDU Resources Group	1,000	19
NiSource Inc.	1,400	24
Public Service Enterprise Group	800	26
Sempra Energy	1,300	66

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)
Suez Environnement SA ADR	1,300	$10
Veolia Environnement ADR	700	16
		261
Oil & Gas Equipment & Services (0.9%)
Dresser-Rand Group*	600	21
Oil & Gas Exploration & Production (3.0%)
Denbury Resources*	700	10
EOG Resources	100	9
Range Resources	950	32
Southwestern Energy*	600	20
		71
Oil & Gas Storage & Transportation (4.6%)
El Paso Corp.	1,000	11
Enbridge Inc.	200	10
Southern Union	1,000	22
Spectra Energy	1,500	31
TransCanada Corp.	700	25
Williams Cos.	600	11
		110
Oil, Gas & Consumable Fuels (0.5%)
QEP Resources	413	12
Railroads (0.5%)
Norfolk Southern	200	11
Semiconductor Equipment (1.0%)
AXT, Inc.*	4,500	24
Semiconductors (3.2%)
Cree, Inc.*	900	48
IXYS Corp.*	1,100	10
Rambus Inc.*	1,000	18
		76
Specialized Finance (0.4%)
IntercontinentalExchange Inc.*	100	10
Specialty Chemicals (0.4%)
Rockwood Holdings*	331	9
Steel (0.3%)
Allegheny Technologies	200	8
Technology Distributors (1.3%)
Anixter International*	650	30
Water Utilities (6.0%)
American Water Works	1,100	25
Aqua America	2,700	54
Companhia de Saneamento Basico do Estado de Sao Paulo	500	19

	Number of Shares	Value† (000's)
Consolidated Water	1,100	$10
Tri-Tech Holding*	1,087	12
York Water	1,600	24
		144
Total Common Stocks (Cost $2,384)		2,356
Short-Term Investments (3.1%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $73)	72,876	73
Total Investments## (101.4%) (Cost $2,457)		2,429
Liabilities, less cash, receivables and other assets [(1.4%)]		(34)
Total Net Assets (100.0%)		$2,395

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Equity Fund

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Vale SA ADR	Brazil	Metals & Mining	3.0%
2	Hyundai Mobis	Korea	Auto Components	2.0%
3	Petroleo Brasileiro ADR	Brazil	Oil, Gas & Consumable Fuels	1.9%
4	Samsung Electronics	Korea	Semiconductors & Semiconductor
			Equipment	1.9%
5	Bank of China, H Shares	China	Commercial Banks	1.9%
6	MTN Group	South Africa	Wireless Telecommunication Services	1.7%
7	Sberbank GDR	Russia	Commercial Banks	1.7%
8	CNOOC Ltd.	China	Oil, Gas & Consumable Fuels	1.6%
9	Diagnosticos da America	Brazil	Health Care Providers & Services	1.5%
10	Turkiye Garanti Bankasi	Turkey	Commercial Banks	1.5%

	Number of Shares	Value† (000's)
Common Stocks (88.8%)
Brazil (7.7%)
Banco Santander Brasil	9,800	$125
BM&FBOVESPA SA	16,300	119
Cielo SAñ	1,230	11
Cielo SA	15,800	135
Diagnosticos da America	21,600	226
PDG Realty Empreendimentos E Participacoes	19,700	202
Petroleo Brasileiro ADR	2,100	70
Porto Seguro	9,600	117
TOTVS SA	1,685	125
		1,130
Canada (3.4%)
Bankers Petroleum*	18,300	117
Eldorado Gold	8,500	167
Pacific Rubiales Energy*	9,300	219
		503
Chile (1.2%)
Sociedad Quimica y Minera de Chile ADR, B Shares	3,970	169
China (16.3%)
Bank of China, H Shares	547,400	275
Changyou.com ADR*	3,280	87
China Automation Group	172,700	109
China Green Holdings	160,700	151
China Information Technology*	11,000	56
China Mobile	20,250	206
China Shineway Pharmaceutical Group	40,600	106

	Number of Shares	Value† (000's)
China South Locomotive & Rolling Stock, H Shares	156,600	$132
China Vanke, B Shares	115,100	141
CNOOC Ltd.	134,000	230
GOME Electrical Appliances Holdings*	353,654	108
Inspur International	784,700	65
Kingdee International Software Group	371,100	141
Minth Group	82,800	133
Travelsky Technology, H Shares	234,300	202
Yingde Gases Groupñ*	5,100	5
Yingde Gases Group*	93,000	87
Zhaojin Mining Industry, H Shares	55,900	147
		2,381
India (8.6%)
Andhra Bank	34,070	110
Bank of Baroda	4,180	72
Bharat Heavy Electricals	1,905	97
Cairn India*	25,352	179
DEN Networks*	29,710	141
Eicher Motors	7,445	199
Ess Dee Aluminium	6,320	67
Sterlite Industries (India) ADR	10,100	130
Unitech Ltd.	90,759	150
United Phosphorus	30,355	119
		1,264
Indonesia (3.2%)
PT Adaro Energy Tbk	709,200	149
PT Global Mediacom Tbk	4,236,800	148
PT United Tractors Tbk	85,235	173
		470

	Number of Shares	Value† (000's)
Israel (2.3%)
Israel Chemicals	16,291	$206
Teva Pharmaceutical Industries ADR	2,550	129
		335
Korea (9.2%)
Busan Bank	13,660	145
Dongbu Insurance	4,300	121
Hyundai Mobis	1,593	288
KT Corp. ADR	8,000	149
LG Innotek	785	87
Samsung Electronics	447	282
Samsung SDI	515	72
Taewoong Co.	2,287	93
Woongjin Thinkbig	5,420	105
		1,342
Luxembourg (0.8%)
Millicom International Cellular	1,250	115
Malaysia (2.3%)
Axiata Group*	80,400	115
Top Glove	114,400	221
		336
Mexico (2.2%)
Empresas ICA SAB de C.V.*	72,800	166
Genomma Lab Internacional Class B*	84,800	151
		317
Nigeria (1.1%)
Guaranty Trust Bank	1,525,098	155
Philippines (2.3%)
Energy Development	1,045,550	108
International Container Terminal Services	313,800	221
		329

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)
Russia (4.6%)
LUKOIL ADR	2,965	$ 158
Magnit GDR	8,070	172
Pharmstandard GDR*	4,090	97
Sberbank GDR	848	242
		669
South Africa (8.0%)
Aspen Pharmacare Holdings*	10,340	118
BHP Billiton	6,092	170
MTN Group	15,336	251
Naspers Ltd., N Shares	3,100	125
Raubex Group	52,282	136
Shoprite Holdings	9,600	118
Standard Bank Group	10,247	145
Tiger Brands	4,435	109
		1,172
Sweden (0.7%)
Oriflame Cosmetics SDR	2,022	106
Taiwan, Province Of China (8.4%)
Hung Poo Real Estate Development	70,400	93
Powertech Technology	48,664	144
Prime View International*	51,000	76
Simplo Technology	38,342	187
Taiwan Semiconductor Manufacturing	101,439	187
TXC Corp.	102,860	173
WPG Holdings	117,856	219
Young Fast Optoelectronics	13,800	146
		1,225
Thailand (1.4%)
Thanachart Capital PCL	190,300	210
Turkey (2.3%)
Sinpas Gayrimenkul Yatirim Ortakligi*	106,856	114
Turkiye Garanti Bankasi	46,476	225
		339
United Kingdom (2.8%)
Afren PLC*	79,225	125
Antofagasta PLC	9,695	153
Tullow Oil	7,345	137
		415
Total Common Stocks (Cost $11,462)		12,982

	Number of Shares	Value† (000's)
Preferred Stocks (7.5%)
Brazil (7.5%)
Banco Do Estado do Rio Grande do Sul Class B	20,400	$ 180
Companhia de Bebidas das Americas ADR	1,140	126
Petroleo Brasileiro ADR	7,240	214
Refinaria de Petroleo IpirangaÑ*^^	173	0
Ultrapar Participacoes	2,570	142
Vale SA ADR	18,425	435

Total Preferred Stocks (Cost $864)		1,097

Short-Term Investments (3.3%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $483)	482,863	483

Total Investments## (99.6%) (Cost $12,809)		14,562

Cash, receivables and other assets, less liabilities (0.4%)		58

Total Net Assets (100.0%)		$14,620

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY—EMERGING MARKETS EQUITY FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Oil, Gas & Consumable Fuels	$1,740	11.9%
Commercial Banks	1,674	11.4%
Metals & Mining	1,202	8.2%
Electronic Equipment, Instruments & Components	838	5.7%
Machinery	706	4.8%
Wireless Telecommunication Services	687	4.7%
Semiconductors & Semiconductor Equipment	613	4.2%
Pharmaceuticals	601	4.1%
Chemicals	586	4.0%
Media	519	3.6%
Auto Components	421	2.9%
IT Services	404	2.8%
Real Estate Management & Development	384	2.6%
Software	353	2.4%
Construction & Engineering	302	2.1%
Food & Staples Retailing	290	2.0%
Food Products	260	1.8%
Insurance	238	1.6%
Health Care Providers & Services	226	1.6%
Health Care Equipment & Supplies	221	1.5%
Transportation Infrastructure	221	1.5%
Consumer Finance	210	1.4%
Household Durables	202	1.4%
Computers & Peripherals	187	1.3%
Diversified Telecommunication Services	149	1.0%
Beverages	126	0.9%
Defense	119	0.8%
Real Estate Investment Trusts	114	0.8%
Independent Power Producers & Energy Traders	108	0.7%
Specialty Retail	108	0.7%
Personal Products	106	0.7%
Electrical Equipment	97	0.7%
Containers & Packaging	67	0.5%
Short-Term Investments and Other Assets—Net	541	3.7%
	$14,620	100.0%

See Notes to Schedule of Investments

Schedule of Investments Equity Income Fund

TOP TEN EQUITY HOLDINGS

1	Crescent Point Energy	1.8%
2	American Campus Communities	1.6%
3	Exelon Corp.	1.6%
4	PG&E Corp.	1.6%
5	Philip Morris International	1.5%
6	Alliant Energy	1.5%
7	TECO Energy	1.5%
8	Nationwide Health Properties	1.5%
9	Norfolk Southern	1.5%
10	Chunghwa Telecom	1.5%

	Number of Shares	Value† (000's)
Common Stocks (68.2%)
Air Freight & Logistics (1.4%)
United Parcel Service Class B‡‡ØØ	69,200	$4,415
Beverages (1.4%)
Foster`s Group	864,000	4,658
Capital Markets (1.4%)
Apollo Investment	462,500	4,426
Diversified Telecommunication Services (1.5%)
Chunghwa Telecom ADR	232,400	4,781
Electric Utilities (3.8%)
Exelon Corp.	127,000	5,171
Northeast Utilities	118,000	3,419
Progress Energy‡‡ØØ	86,700	3,720
		12,310
Food Products (1.5%)
Unilever NV	174,900	4,686
Forest Products (0.9%)
Weyerhaeuser Co.	177,106	2,781
Gas Utilities (1.2%)
New Jersey Resources	104,900	3,903
Insurance (0.5%)
OneBeacon Insurance Group	120,000	1,566
Media (1.3%)
World Wrestling Entertainment Class A	307,500	4,311
Metals & Mining (2.9%)
Franco-Nevada Corp.	157,000	4,682
Royal Gold‡‡ØØ	93,100	4,569
		9,251
Multi-Utilities (8.4%)
Alliant Energy	140,300	4,913
CenterPoint Energy	309,000	4,570
NSTAR	89,400	3,400
PG&E Corp.‡‡ØØ	108,300	5,064
TECO Energy	289,800	4,892
Xcel Energy	187,000	4,172
		27,011

	Number of Shares	Value† (000's)
Oil, Gas & Consumable Fuels (13.9%)
ARC Energy Trust	224,100	$4,156
Bonavista Energy Trust	182,500	4,200
Canadian Oil Sands Trust	153,300	3,609
Cenovus Energy	171,900	4,626
CNOOC Ltd. ADR‡‡ØØ	25,100	4,262
Crescent Point Energy	166,800	5,852
Enbridge Energy Management*	51,208	2,718
Kinder Morgan Management*	45,000	2,658
Knightsbridge Tankers‡‡ØØ	237,000	4,147
Spectra Energy	215,200	4,377
Total SA ADR	85,100	3,970
		44,575
Pharmaceuticals (2.9%)
Johnson & Johnson	80,000	4,562
Sanofi-Aventis ADR	161,500	4,620
		9,182
Real Estate Investment Trusts (12.5%)
AMB Property	177,700	4,227
American Campus Communities	177,600	5,291
Ascendas Real Estate Investment Trust	2,838,000	4,334
AvalonBay Communities	19,900	2,094
Digital Realty Trust	33,700	1,997
Duke Realty	384,200	4,307
GZI REIT	9,833,000	4,778
Lippo-Mapletree Indonesia Retail Trust	4,938,100	1,676
Mapletree Logistic Trust	2,835,000	1,757
Nationwide Health Properties	127,100	4,890
Rayonier Inc.	99,900	4,725
		40,076
Road & Rail (1.5%)
Norfolk Southern	90,000	4,831

	Number of Shares	Value† (000's)
Semiconductors & Semiconductor Equipment (1.3%)
Microchip Technology	147,900	$4,095
Software (1.4%)
Nintendo ADR	128,500	4,465
Thrifts & Mortgage Finance (1.3%)
New York Community Bancorp	264,900	4,209
Tobacco (1.5%)
Philip Morris International	97,000	4,990
Transportation Infrastructure (0.9%)
Singapore Airport Terminal Services	1,418,000	2,919
Water Utilities (1.3%)
Aqua America	215,200	4,278
Wireless Telecommunication Services (3.5%)
China Mobile ADR	86,200	4,424
Philippine Long Distance Telephone ADR	80,000	4,314
Taiwan Mobile	1,320,000	2,596
		11,334
Total Common Stocks (Cost $210,728)		219,053
Convertible Preferred Stocks (1.9%)
Bunge Ltd.	53,000	4,426
Vale Capital II	25,000	1,910
Total Convertible Preferred Stocks (Cost $6,546)		6,336
	Principal Amount
Convertible Bonds (21.7%)
Affiliated Managers Group, Inc., Senior Unsecured Notes, 3.95%, due 8/15/38	$4,355,000	4,295
Bill Barrett Corp., Senior Unsecured Notes, 5.00%, due 3/15/28	3,620,000	3,615

See Notes to Schedule of Investments

	Principal Amount	Value† (000's)
Charles River Laboratories International, Inc., Senior Unsecured Notes, 2.25%, due 6/15/13	$4,530,000	$4,281
Covanta Holding Corp., Senior Unsecured Notes, 1.00%, due 2/1/27	4,540,000	4,296
Equinix, Inc., Subordinated Notes, 3.00%, due 10/15/14	2,300,000	2,383
Hologic, Inc., Senior Unsecured Notes, Step-Down, 2.00%/0.00%, due 12/15/37a	4,650,000	4,202
Host Hotels & Resorts L.P., Guaranteed Notes, 2.63%, due 4/15/27ñ	3,500,000	3,395
Iconix Brand Group, Inc., Senior Subordinated Notes, 1.88%, due 6/30/12	5,000,000	4,775
Integra Lifesciences Holdings Corp., Guaranteed Notes, 2.38%, due 6/1/12ñ	3,656,000	3,441
James River Coal Co., Senior Unsecured Notes, 4.50%, due 12/1/15ñ	4,000,000	3,775
Kinross Gold Corp., Senior Unsecured Notes, 1.75%, due 3/15/28	4,705,000	4,623
Lions Gate Entertainment Corp., Guaranteed Notes, 2.94%, due 10/15/24	2,600,000	2,532
NovaGold Resources, Inc., Senior Unsecured Notes, 5.50%, due 5/1/15	3,790,000	3,913

	Principal Amount	Value† (000's)
Patriot Coal Corp., Senior Unsecured Notes, 3.25%, due 5/31/13	$4,650,000	$4,080
PDL BioPharma, Inc., Senior Unsecured Notes, 2.00%, due 2/15/12	4,000,000	3,855
Sino-Forest Corp., Guaranteed Notes, 4.25%, due 12/15/16ñ	2,750,000	2,925
SM Energy Co., Senior Unsecured Notes, 3.50%, due 4/1/27	2,350,000	2,468
Trinidad Energy Services Income Trust, Unsecured Subordinated Notes, 7.75%, due 7/31/12	3,370,000	3,224
Wright Medical Group, Inc., Senior Unsecured Notes, 2.63%, due 12/1/14	4,275,000	3,650
Total Convertible Bonds (Cost $68,596)		69,728
	Number of Shares
Short-Term Investments (6.7%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $21,503)	21,502,941	21,503

Total Investments## (98.5%) (Cost $307,373)		316,620
Cash, receivables and other assets, less liabilities‡‡ (1.5%)		4,871

Total Net Assets (100.0%)		$321,491

See Notes to Schedule of Investments

Schedule of Investments Focus Fund

TOP TEN EQUITY HOLDINGS

1	Pfizer Inc.	5.0%
2	Amgen Inc.	4.6%
3	Ingersoll-Rand PLC	4.4%
4	Microsoft Corp.	4.3%
5	J.P. Morgan Chase	3.9%
6	Target Corp.	3.8%
7	Philip Morris International	3.8%
8	Occidental Petroleum	3.8%
9	Covidien PLC	3.7%
10	Gilead Sciences	3.5%

	Number of Shares	Value† (000's)
Common Stocks (98.0%)
Aerospace & Defense (2.6%)
Rockwell Collins	245,000	$13,213
Biotechnology (8.1%)
Amgen Inc.*	450,000	22,968
Gilead Sciences*	560,000	17,842
		40,810
Capital Markets (5.3%)
Goldman Sachs Group	79,000	10,818
State Street	455,000	15,962
		26,780
Chemicals (2.2%)
Air Products & Chemicals	150,000	11,104
Commercial Services & Supplies (2.5%)
Covanta Holding	860,000	12,393
Computers & Peripherals (5.7%)
Apple, Inc.*	60,000	14,602
Hewlett-Packard	365,000	14,045
		28,647
Construction & Engineering (0.9%)
Foster Wheeler*	220,000	4,693
Diversified Financial Services (3.9%)
J.P. Morgan Chase	548,000	19,925
Electric Utilities (1.4%)
NextEra Energy	135,000	7,254
Electronic Equipment, Instruments & Components (1.8%)
Corning Inc.	590,000	9,251
Energy Equipment & Services (1.3%)
Schlumberger Ltd.	125,000	6,666
Food & Staples Retailing (2.5%)
Wal-Mart Stores	250,000	12,535
Health Care Equipment & Supplies (3.7%)
Covidien PLC	530,000	18,730
Health Care Providers & Services (1.2%)
Express Scripts*	139,900	5,960

	Number of Shares	Value† (000's)
Hotels, Restaurants & Leisure (2.9%)
Brinker International	935,000	$14,726
Insurance (6.8%)
Prudential Financial	300,000	15,171
Reinsurance Group of America	310,000	13,559
Travelers Cos.	115,000	5,633
		34,363
Internet Software & Services (3.1%)
Yahoo! Inc.*	1,200,000	15,696
IT Services (2.2%)
IBM	90,000	11,091
Machinery (4.9%)
Deere & Co.	40,000	2,531
Ingersoll-Rand PLC	680,000	22,120
		24,651
Media (4.8%)
Comcast Corp. Class A Special	710,000	11,410
Omnicom Group	365,000	12,778
		24,188
Multiline Retail (3.8%)
Target Corp.	375,000	19,185
Oil, Gas & Consumable Fuels (10.6%)
Denbury Resources*	1,130,000	16,656
Occidental Petroleum	260,000	19,001
Range Resources	525,000	17,750
		53,407
Pharmaceuticals (5.0%)
Pfizer Inc.	1,600,000	25,488
Semiconductors & Semiconductor Equipment (0.5%)
Silicon Laboratories*	65,000	2,479
Software (5.9%)
Activision Blizzard	780,000	8,338
Microsoft Corp.	925,000	21,719
		30,057

	Number of Shares	Value† (000's)
Specialty Retail (0.6%)
Limited, Inc.	130,000	$3,068
Tobacco (3.8%)
Philip Morris International	370,000	19,033

Total Common Stocks (Cost $514,981)		495,393
Short-Term Investments (2.0%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $10,268)	10,267,503	10,268

Total Investments## (100.0%) (Cost $525,249)		505,661
Liabilities, less cash, receivables and other assets [(0.0%)]		(114)

Total Net Assets (100.0%)		$505,547

See Notes to Schedule of Investments

Schedule of Investments Genesis Fund

TOP TEN EQUITY HOLDINGS

1	Compass Minerals International	3.1%
2	AptarGroup Inc.	3.0%
3	Church & Dwight	2.7%
4	Solera Holdings	2.1%
5	MICROS Systems	2.0%
6	CLARCOR Inc.	1.9%
7	CARBO Ceramics	1.9%
8	Alberto-Culver Co.	1.7%
9	Dionex Corp.	1.7%
10	Ruddick Corp.	1.6%

	Number of Shares	Value† (000's)
Common Stocks (94.6%)
Aerospace & Defense (1.1%)
Alliant Techsystems*	1,469,462	$96,838
Air Freight & Logistics (0.5%)
Forward Air^	1,738,700	41,416
Auto Components (0.7%)
Gentex Corp.	3,293,949	57,875
Beverages (0.8%)
Boston Beer Class A*^	1,019,019	66,960
Capital Markets (0.8%)
Eaton Vance	1,070,300	27,817
Greenhill & Co.	665,000	46,836
		74,653
Chemicals (1.2%)
Balchem Corp.	877,100	21,445
Intrepid Potash*	3,157,499	70,886
RPM International	661,700	11,183
		103,514
Commercial Banks (3.7%)
Bank of Hawaii	1,576,100	70,389
BOK Financial	1,089,894	48,435
Cullen/Frost Bankers	1,473,600	75,522
First Financial Bankshares	563,287	25,162
Westamerica Bancorp^	2,121,843	107,535
		327,043
Commercial Services & Supplies (4.4%)
Copart, Inc.*	2,900,731	95,869
Healthcare Services Group^	3,896,854	80,938
Ritchie Bros. Auctioneers	4,151,310	75,678
Rollins, Inc.	4,358,193	89,256
United Stationers*	1,048,975	47,088
		388,829
Construction & Engineering (0.5%)
Layne Christensen*^	1,785,121	44,396
Containers & Packaging (3.0%)
AptarGroup Inc.^	6,465,600	269,292

	Number of Shares	Value† (000's)
Diversified Consumer Services (2.4%)
Capella Education*	732,274	$45,826
Hillenbrand, Inc.	2,014,501	38,336
Matthews International Class A^	2,393,690	75,377
Strayer Education	376,111	54,453
		213,992
Diversified Financial Services (0.3%)
Pico Holdings*	838,772	23,418
Electronic Equipment, Instruments & Components (1.1%)
Rofin-Sinar Technologies*	307,934	6,282
Trimble Navigation*	3,242,642	91,215
		97,497
Energy Equipment & Services (4.4%)
CARBO Ceramics^	2,167,200	164,122
Lufkin Industries^	1,613,320	62,371
Natural Gas Services Group*	225,000	3,195
Oceaneering International*^	2,856,612	142,859
Pason Systems	1,287,365	14,215
		386,762
Food & Staples Retailing (1.6%)
Ruddick Corp.^	4,504,902	145,824
Food Products (1.5%)
Flowers Foods	1,780,200	46,000
J & J Snack Foods^	1,245,946	47,035
Lancaster Colony	837,233	38,153
		131,188
Gas Utilities (2.2%)
New Jersey Resources	1,901,500	70,755
Northwest Natural Gas	730,600	33,198
South Jersey Industries	1,336,000	62,779
WGL Holdings	837,000	29,521
		196,253

	Number of Shares	Value† (000's)
Health Care Equipment & Supplies (8.3%)
Abaxis, Inc.*	1,090,300	$19,691
American Medical Systems Holdings*^	6,880,465	125,362
DENTSPLY International	2,059,900	57,306
Haemonetics Corp.*^	2,690,600	140,127
IDEXX Laboratories*	2,433,762	134,514
Immucor Inc.*	2,949,491	51,911
Meridian Bioscience	2,124,997	38,845
Sirona Dental Systems*	2,592,426	81,713
Surmodics, Inc.*^	1,349,655	16,236
West Pharmaceutical Services	1,193,012	40,109
Wright Medical Group*	1,875,194	24,884
		730,698
Health Care Providers & Services (5.0%)
AmSurg Corp.*^	1,832,334	30,545
Henry Schein*	2,472,140	130,529
Landauer, Inc.^	854,945	48,048
MWI Veterinary Supply*^	1,141,729	60,626
Patterson Companies	3,204,600	81,044
PSS World Medical*	1,441,815	26,472
VCA Antech*	3,313,905	65,516
		442,780
Health Care Technology (0.7%)
Quality Systems	1,182,905	66,302
Household Products (2.7%)
Church & Dwight^	3,870,855	237,012
Industrial Conglomerates (0.7%)
Raven Industries^	1,872,976	63,138
Insurance (3.9%)
Brown & Brown	1,366,070	26,010
Hanover Insurance Group	1,214,100	52,668
Harleysville Group^	1,446,219	46,105

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)
HCC Insurance Holdings	1,291,300	$32,580
Infinity Property & Casualty	99,400	4,607
RenaissanceRe Holdings	1,401,553	79,594
RLI Corp.^	1,199,907	62,947
Safety Insurance Group	158,973	6,478
Validus Holdings	1,236,100	31,484
		342,473
Internet & Catalog Retail (0.4%)
PetMed Express^	2,502,838	38,669
IT Services (1.4%)
Forrester Research*	1,118,353	34,322
ManTech International*^	2,426,100	85,860
NCI, Inc. Class A*	353,099	6,762
		126,944
Leisure Equipment & Products (0.6%)
Polaris Industries	1,052,560	56,133
Life Science Tools & Services (4.4%)
Charles River Laboratories International*	1,314,100	37,123
Dionex Corp.*^	2,041,532	148,011
ICON PLC*^	3,823,400	84,115
Pharmaceutical Product Development	4,049,300	93,012
Techne Corp.	418,600	24,166
		386,427
Machinery (10.5%)
AG Growth International	612,000	22,214
Astec Industries*^	1,337,022	34,362
Bucyrus International	1,546,700	88,920
Chart Industries*	546,612	8,702
CLARCOR Inc.^	5,078,522	170,842
Donaldson Co.	2,632,100	110,285
Graco Inc.	902,317	25,184
Joy Global	1,293,200	73,376
Lincoln Electric Holdings	475,982	23,594
Lindsay Corp.^	1,254,550	46,255
Nordson Corp.	1,513,304	97,109
Robbins & Myers	120,882	2,860
Toro Co.	713,094	35,583
Valmont Industries	1,056,904	70,844
Wabtec Corp.^	2,892,200	123,005
		933,135
Metals & Mining (3.8%)
Alamos Gold	1,145,200	18,294
Compass Minerals International^	3,802,000	272,793

	Number of Shares	Value† (000's)
Major Drilling Group International^	1,917,900	$41,871
		332,958
Mutual Funds (1.2%)
SPDR Gold Trust*	900,000	109,863
Office Electronics (0.9%)
Zebra Technologies Class A*	2,687,370	76,913
Oil, Gas & Consumable Fuels (8.3%)
Alpha Natural Resources*	402,974	14,962
Brigham Exploration*	3,058,528	46,857
Cabot Oil & Gas	2,981,700	83,011
Carrizo Oil & Gas*	2,457	51
Comstock Resources*	1,898,800	41,337
Concho Resources*	2,249,400	131,410
Denbury Resources*	6,828,269	100,649
Petrobank Energy and Resources*	3,197,000	110,836
Resolute Energy*	1,299,804	13,882
SM Energy	1,989,700	75,589
Southwestern Energy*	3,530,100	115,505
		734,089
Personal Products (1.7%)
Alberto-Culver Co.	4,920,950	152,795
Professional Services (0.4%)
Exponent, Inc.*^	1,164,735	35,920
Software (6.6%)
Blackbaud, Inc.^	4,122,103	85,822
FactSet Research Systems	1,304,600	95,953
Jack Henry & Associates	1,487,300	35,011
MICROS Systems*^	4,531,742	172,660
Solera Holdings^	4,790,753	190,097
		579,543
Specialty Retail (1.1%)
Hibbett Sports*^	1,916,763	44,431
Sally Beauty Holdings*	805,008	6,947
Tractor Supply	731,800	49,748
		101,126
Thrifts & Mortgage Finance (0.5%)
Brookline Bancorp	2,463,798	23,061
Oritani Financial	2,030,000	19,102
		42,163

	Number of Shares	Value† (000's)
Trading Companies & Distributors (0.6%)
MSC Industrial Direct Class A	810,900	$36,142
Richelieu Hardware	587,500	14,484
		50,626
Water Utilities (0.7%)
American States Water	672,423	22,412
Aqua America	1,881,335	37,401
		59,813
Total Common Stocks (Cost $6,174,574)		8,365,270
Short-Term Investments (4.9%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $436,918)	436,918,426	436,918

Total Investments## (99.5%) (Cost $6,611,492)		8,802,188
Cash, receivables and other assets, less liabilities (0.5%)		41,044

Total Net Assets (100.0%)		$8,843,232

See Notes to Schedule of Investments

Schedule of Investments Guardian Fund

TOP TEN EQUITY HOLDINGS

1	Intuit Inc.	4.9%
2	Altera Corp.	4.6%
3	Danaher Corp.	4.4%
4	BG Group PLC	4.4%
5	Yahoo! Inc.	4.0%
6	3M Co.	3.7%
7	Newfield Exploration	3.7%
8	Progressive Corp.	3.5%
9	Procter & Gamble	3.4%
10	Schlumberger Ltd.	3.3%

	Number of Shares	Value† (000's)
Common Stocks (96.1%)
Beverages (2.4%)
Coca-Cola	412,800	$23,084
Capital Markets (6.1%)
Bank of New York Mellon	1,193,558	28,968
Charles Schwab	2,274,755	29,026
		57,994
Commercial Services & Supplies (5.6%)
Republic Services	1,031,050	30,344
Waste Management	700,450	23,178
		53,522
Electronic Equipment, Instruments & Components (6.1%)
Anixter International*	679,585	31,179
National Instruments	937,154	27,018
		58,197
Energy Equipment & Services (4.8%)
Cameron International*	399,825	14,706
Schlumberger Ltd.	591,880	31,565
		46,271
Food Products (3.1%)
J.M. Smucker	508,100	29,714
Health Care Equipment & Supplies (6.2%)
C.R. Bard	389,675	29,939
Covidien PLC	817,875	28,903
		58,842
Household Products (3.4%)
Procter & Gamble	537,900	32,096
Industrial Conglomerates (3.7%)
3M Co.	450,910	35,419
Industrial Gases (2.6%)
Praxair, Inc.	285,931	24,599
Insurance (5.6%)
Markel Corp.*	60,505	19,829
Progressive Corp.	1,679,950	33,263
		53,092

	Number of Shares	Value† (000's)
Internet Software & Services (4.0%)
Yahoo! Inc.*	2,939,250	$38,445
IT Services (4.0%)
MasterCard, Inc. Class A	97,840	19,408
SAIC, Inc.*	1,249,406	18,591
		37,999
Machinery (4.4%)
Danaher Corp.	1,161,754	42,206
Media (5.5%)
Comcast Corp. Class A Special	1,429,725	22,976
Scripps Networks Interactive Class A	744,110	29,898
		52,874
Oil, Gas & Consumable Fuels (8.7%)
BG Group PLC	2,593,269	41,740
Cimarex Energy	102,135	6,682
Newfield Exploration*	728,450	34,973
		83,395
Pharmaceuticals (3.1%)
Roche Holding AG	221,453	30,101
Road & Rail (2.0%)
Canadian National Railway	316,435	19,309
Semiconductors & Semiconductor Equipment (7.6%)
Altera Corp.	1,787,974	44,109
Texas Instruments	1,247,650	28,734
		72,843
Software (4.9%)
Intuit Inc.*	1,096,152	46,915
Trading Companies & Distributors (2.3%)
W.W. Grainger	212,040	22,432

Total Common Stocks (Cost $849,465)		919,349

	Number of Shares	Value† (000's)
Short-Term Investments (3.9%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $37,359)	37,358,940	$37,359

Total Investments## (100.0%) (Cost $886,824)		956,708
Cash, receivables and other assets, less liabilities (0.0%)		251

Total Net Assets (100.0%)		$956,959

See Notes to Schedule of Investments

Schedule of Investments International Fund

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Vodafone Group	United Kingdom	Wireless Telecommunication Services	2.3%
2	MacDonald, Dettwiler	Canada	Software	2.2%
3	Eldorado Gold	Canada	Metals & Mining	2.1%
4	Unilever NV	Netherlands	Food Products	1.8%
5	Jupiter Telecommunications	Japan	Media	1.8%
6	Hyundai Mobis	Korea	Auto Components	1.7%
7	Chemring Group	United Kingdom	Aerospace & Defense	1.7%
8	Sulzer AG	Switzerland	Machinery	1.6%
9	HSBC Holdings	United Kingdom	Commercial Banks	1.5%
10	Sodexo	France	Hotels, Restaurants & Leisure	1.5%

	Number of Shares	Value† (000's)
Common Stocks (95.7%)
Australia (0.9%)
BHP Billiton ADR	41,100	$2,734
iSOFT Group	2,541,542	317
		3,051
Austria (0.8%)
Vienna Insurance Group Wiener Staedtische Versicherung	52,770	2,484
Belgium (2.8%)
Ageas	192,640	488
Anheuser-Busch InBev	41,959	2,182
Colruyt SA	11,808	2,924
Telenet Group Holding	123,098	3,674
		9,268
Brazil (3.0%)
Banco Santander Brasil ADR	217,600	2,737
Petroleo Brasileiro ADR	57,600	1,921
Porto Seguro	282,800	3,446
TOTVS SA	27,505	2,036
		10,140
Canada (8.8%)
Bankers Petroleum*	312,600	1,999
Corus Entertainment, B Shares	169,832	3,101
Eldorado Gold	366,500	7,197
MacDonald, Dettwiler*	168,730	7,380
Neo Material Technologies*	398,400	1,453
Pacific Rubiales Energy*	198,800	4,689
Silver Wheaton*	161,200	3,636
		29,455

	Number of Shares	Value† (000's)
Chile (1.1%)
Sociedad Quimica y Minera de Chile ADR, B Shares	88,480	$3,774
China (1.6%)
Bank of China, H Shares	6,800,000	3,418
Changyou.com ADR*	74,100	1,977
		5,395
Denmark (1.7%)
Novo Nordisk Class B	37,129	3,185
Trygvesta AS	48,954	2,625
		5,810
France (6.7%)
Alcatel-Lucent*	612,550	1,579
Alstom SA	46,440	2,215
Arkema	64,627	2,691
BNP Paribas	54,350	3,401
CNP Assurances	133,226	2,262
Eutelsat Communications	56,544	2,033
Ipsen SA	94,260	3,219
Sodexo	86,935	4,996
		22,396
Germany (4.9%)
Deutsche Boerse	65,744	4,017
Fresenius Medical Care	58,135	3,292
Linde AG	28,037	3,159
SMA Solar Technology	18,681	2,019
Tognum AG	218,313	4,018
		16,505
Hong Kong (1.6%)
China Mobile ADR	70,665	3,627
Kerry Properties	361,000	1,812
		5,439

	Number of Shares	Value† (000's)
India (0.3%)
State Bank of India GDR	8,519	$1,003
Ireland (1.0%)
DCC PLC	130,946	3,294
Israel (1.3%)
Makhteshim-Agan Industries	625,837	2,149
Teva Pharmaceutical Industries ADR	46,100	2,332
		4,481
Japan (13.4%)
Brother Industries	292,900	3,145
Circle K Sunkus	192,000	2,626
GMO InternetÑ	607,500	2,104
Jupiter Telecommunications	5,698	6,070
KDDI Corp.	796	3,837
Kenedix Realty Investment	968	3,388
Makita Corp.	85,300	2,426
Nifco, Inc.	119,300	2,651
Nihon Kohden	175,200	3,554
Nippon Electric Glass	387,300	4,338
NSD Co.Ñ	233,200	2,512
Point, Inc.	39,880	1,866
Sankyo Co.	60,100	3,040
Sundrug Co.	124,300	3,362
		44,919
Korea (2.4%)
Hyundai Mobis	30,922	5,597
Samsung SDI	17,675	2,477
		8,074
Netherlands (10.1%)
Akzo Nobel	74,606	3,939
Fugro NV	67,831	3,818
Koninklijke Ahold	342,299	4,214
Nutreco Holding	82,479	4,786
Sligro Food GroupÑ	129,403	3,795
TNT NV	182,471	4,632

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)
Unilever NV	229,669	$6,151
USG People*	182,950	2,326
		33,661
Norway (1.9%)
DnB NOR	376,830	4,161
Prosafe ASA	481,030	2,310
		6,471
South Africa (1.1%)
MTN Group	229,972	3,757
Sweden (1.4%)
Elekta AB, B Shares	58,250	1,681
Svenska Handelsbanken, A Shares	114,604	2,992
		4,673
Switzerland (8.4%)
Bucher Industries	22,495	2,931
Credit Suisse Group	82,421	3,620
Givaudan SA	3,895	3,722
Nestle SA	73,302	3,798
Roche Holding	30,213	4,107
SGS SA	3,191	4,620
Sulzer AG	53,396	5,296
		28,094
United Kingdom (20.5%)
Amlin PLC	781,099	4,868
Antofagasta PLC	169,857	2,688
Avanti Communications Group*	138,715	1,117
Avanti Communications Groupñ*	117,100	943
Balfour Beatty	420,227	1,545
Cairn Energy*	696,735	4,994
Chemring Group	140,014	5,587
Croda International	173,680	3,409
Experian Group	523,009	4,985
Fidessa Group	79,259	1,667
HSBC Holdings	516,045	5,025
Informa PLC	433,405	2,550
Jazztel PLC*	658,270	2,311
Jazztel PLCñ*	161,400	567
PureCircle Ltd.*	159,700	451
Reed Elsevier	450,627	3,621
RPS Group	1,056,633	2,757
Smith & Nephew	252,129	2,096
SOCO International*	280,710	2,025
Travis Perkins*	142,385	1,664
Tullow Oil	147,250	2,751
Vodafone Group	3,197,833	7,707
Willis Group Holdings	116,000	3,373
		68,701

Total Common Stocks (Cost $286,997)		320,845

	Number of Shares	Value† (000's)
Preferred Stocks (1.4%)
Brazil (1.4%)
Net Servicos de Comunicacao ADR*	136,000	$1,731
Refinaria de Petroleo IpirangaÑ*^^	19,056	11
Ultrapar Participacoes ADR	55,190	3,032

Total Preferred Stocks (Cost $2,605)		4,774
Rights (0.0%)
Belgium (0.0%)
Ageas VVPR Strip*	192,640	0
Anheuser-Busch InBev VVPR Strip*	177,256	1

Total Rights (Cost $0)		1

Warrants (0.0%)
Italy (0.0%)

UBI Banca* (Cost $0)	165,350	2

Short-Term Investments (3.0%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $10,082)	10,081,639	10,082

Total Investments## (100.1%) (Cost $299,684)		335,704

Liabilities, less cash, receivables and other assets [(0.1%)]		(405)
Total Net Assets (100.0%)		$335,299

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY—INTERNATIONAL FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Chemicals	$24,297	7.2%
Commercial Banks	22,739	6.8%
Oil, Gas & Consumable Fuels	21,411	6.4%
Insurance	19,546	5.8%
Media	19,106	5.7%
Wireless Telecommunication Services	18,928	5.6%
Food & Staples Retailing	16,921	5.0%
Metals & Mining	16,255	4.8%
Software	15,572	4.6%
Food Products	15,186	4.5%
Pharmaceuticals	12,843	3.8%
Professional Services	11,931	3.6%
Machinery	10,653	3.2%
Diversified Telecommunication Services	8,611	2.6%
Electrical Equipment	8,252	2.5%
Auto Components	8,248	2.5%
Health Care Equipment & Supplies	7,331	2.2%
Electronic Equipment, Instruments & Components	6,815	2.0%
Energy Equipment & Services	6,128	1.8%
Aerospace & Defense	5,587	1.7%
Hotels, Restaurants & Leisure	4,996	1.5%
Air Freight & Logistics	4,632	1.4%
Diversified Financial Services	4,017	1.2%
Capital Markets	3,620	1.1%
Real Estate Investment Trusts	3,388	1.0%
Industrial Conglomerates	3,294	1.0%
Health Care Providers & Services	3,292	1.0%
Office Electronics	3,145	0.9%
Leisure Equipment & Products	3,040	0.9%
Commercial Services & Supplies	2,757	0.8%
Beverages	2,183	0.7%
Internet Software & Services	2,104	0.6%
Specialty Retail	1,866	0.6%
Real Estate Management & Development	1,812	0.5%
Trading Companies & Distributors	1,664	0.5%
Communications Equipment	1,579	0.5%
Construction & Engineering	1,545	0.5%
Health Care Technology	317	0.1%
Consumer Discretionary	11	0.0%
Short-Term Investments and Other Assets—Net	9,677	2.9%
	$335,299	100.0%

See Notes to Schedule of Investments

Schedule of Investments International Institutional Fund

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Vodafone Group	United Kingdom	Wireless Telecommunication Services	2.2%
2	MacDonald, Dettwiler	Canada	Software	2.2%
3	Eldorado Gold	Canada	Metals & Mining	2.2%
4	Unilever NV	Netherlands	Food Products	1.8%
5	Jupiter Telecommunications	Japan	Media	1.8%
6	Hyundai Mobis	Korea	Auto Components	1.7%
7	Chemring Group	United Kingdom	Aerospace & Defense	1.7%
8	Sulzer AG	Switzerland	Machinery	1.6%
9	HSBC Holdings	United Kingdom	Commercial Banks	1.5%
10	Experian Group	United Kingdom	Professional Services	1.5%

	Number of Shares	Value† (000's)
Common Stocks (96.1%)
Australia (0.9%)
BHP Billiton ADR	20,500	$1,364
iSOFT Group	1,597,785	199
		1,563
Austria (0.8%)
Vienna Insurance Group Wiener Staedtische Versicherung	27,200	1,281
Belgium (2.6%)
Anheuser-Busch InBev	21,078	1,096
Colruyt SA	5,935	1,470
Telenet Group Holding	61,830	1,845
		4,411
Brazil (3.1%)
Banco Santander Brasil ADR	109,300	1,375
Petroleo Brasileiro ADR	28,900	964
Porto Seguro	148,500	1,810
TOTVS SA	13,840	1,024
		5,173
Canada (8.8%)
Bankers Petroleum*	157,000	1,004
Corus Entertainment, B Shares	85,344	1,558
Eldorado Gold	184,100	3,615
MacDonald, Dettwiler*	84,794	3,709
Neo Material Technologies*	200,100	730
Pacific Rubiales Energy*	99,900	2,356
Silver Wheaton*	80,900	1,825
		14,797

	Number of Shares	Value† (000's)
Chile (1.1%)
Sociedad Quimica y Minera de Chile ADR, B Shares	44,405	$1,894
China (1.6%)
Bank of China, H Shares	3,416,000	1,717
Changyou.com ADR*	37,300	995
		2,712
Denmark (1.8%)
Novo Nordisk Class B	19,495	1,673
Trygvesta AS	26,259	1,408
		3,081
France (6.7%)
Alcatel-Lucent*	307,696	793
Alstom SA	23,335	1,113
Arkema	32,465	1,352
BNP Paribas	27,294	1,708
CNP Assurances	66,919	1,136
Eutelsat Communications	28,405	1,021
Ipsen SA	47,350	1,617
Sodexo	43,670	2,510
		11,250
Germany (4.9%)
Deutsche Boerse	33,024	2,018
Fresenius Medical Care	29,205	1,654
Linde AG	14,082	1,586
SMA Solar Technology	9,385	1,014
Tognum AG	109,660	2,019
		8,291
Hong Kong (1.6%)
China Mobile ADR	35,470	1,820
Kerry Properties	181,500	911
		2,731

	Number of Shares	Value† (000's)
India (0.3%)
State Bank of India GDR	4,280	$504
Ireland (1.0%)
DCC PLC	65,775	1,654
Israel (1.4%)
Makhteshim-Agan Industries	314,370	1,080
Teva Pharmaceutical Industries ADR	23,100	1,168
		2,248
Japan (13.5%)
Brother Industries	147,100	1,579
Circle K Sunkus	96,400	1,318
GMO Internet	317,300	1,099
Jupiter Telecommunications	2,864	3,051
KDDI Corp.	397	1,914
Kenedix Realty Investment	487	1,704
Makita Corp.	42,900	1,220
Nifco, Inc.	59,900	1,331
Nihon Kohden	88,000	1,785
Nippon Electric Glass	203,900	2,284
NSD Co.	117,200	1,263
Point, Inc.	20,040	938
Sankyo Co.	30,200	1,528
Sundrug Co.	62,400	1,688
		22,702
Korea (2.4%)
Hyundai Mobis	15,529	2,811
Samsung SDI	8,875	1,243
		4,054
Netherlands (10.1%)
Akzo Nobel	37,470	1,978
Fugro NV	34,074	1,918
Koninklijke Ahold	171,951	2,117
Nutreco Holding	41,416	2,403
Sligro Food GroupÑ	65,001	1,906
TNT NV	91,622	2,326
Unilever NV	115,368	3,090

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)
USG People*	91,100	$1,158
		16,896
Norway (1.9%)
DnB NOR	189,294	2,090
Prosafe ASA	241,635	1,160
		3,250
South Africa (1.1%)
MTN Group	115,521	1,888
Sweden (1.4%)
Elekta AB, B Shares	29,500	852
Svenska Handelsbanken, A Shares	57,570	1,503
		2,355
Switzerland (8.5%)
Bucher Industries	11,294	1,472
Credit Suisse Group	41,129	1,806
Givaudan SA	1,955	1,868
Nestle SA	36,825	1,908
Roche Holding	15,864	2,156
SGS SA	1,597	2,312
Sulzer AG	26,825	2,661
		14,183
United Kingdom (20.6%)
Amlin PLC	392,368	2,445
Antofagasta PLC	85,322	1,350
Avanti Communications Group*	96,600	778
Avanti Communications Groupñ*	57,319	461
Balfour Beatty	211,090	776
Cairn Energy*	349,990	2,509
Chemring Group	70,333	2,807
Croda International	87,457	1,717
Experian Group	264,042	2,517
Fidessa Group	39,820	837
HSBC Holdings	259,885	2,531
Informa PLC	217,706	1,281
Jazztel PLC*	340,605	1,196
Jazztel PLCñ*	79,300	278
PureCircle Ltd.*	77,590	219
Reed Elsevier	226,288	1,818
RPS Group	530,774	1,385
Smith & Nephew	126,653	1,053
SOCO International*	141,010	1,017
Travis Perkins*	71,520	836
Tullow Oil	73,969	1,382
Vodafone Group	1,568,657	3,781
Willis Group Holdings	58,300	1,695
		34,669
Total Common Stocks (Cost $151,924)		161,587

	Number of Shares	Value† (000's)
Preferred Stocks (1.4%)
Brazil (1.4%)
Net Servicos de Comunicacao ADR*	68,200	$868
Ultrapar Participacoes ADR	27,730	1,541

Total Preferred Stocks (Cost $1,284)		2,409

Rights (0.0%)
Belgium (0.0%)
Ageas VVPR Strip*	77,074	0
Anheuser-Busch InBev VVPR Strip*	101,696	1

Total Rights (Cost $0)		1

Warrants (0.0%)
Italy (0.0%)
UBI Banca* (Cost $0)	89,730	1

Short-Term Investments (2.3%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $3,768)	3,768,286	3,768

Total Investments## (99.8%) (Cost $156,976)		167,766
Cash, receivables and other assets, less liabilities (0.2%)		306

Total Net Assets (100.0%)		$168,072

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY—INTERNATIONAL INSTITUTIONAL FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Chemicals	$12,205	7.3%
Commercial Banks	11,429	6.8%
Oil, Gas & Consumable Fuels	10,773	6.4%
Insurance	9,775	5.8%
Media	9,598	5.7%
Wireless Telecommunication Services	9,403	5.6%
Food & Staples Retailing	8,499	5.0%
Metals & Mining	8,154	4.8%
Software	7,828	4.7%
Food Products	7,620	4.5%
Pharmaceuticals	6,614	3.9%
Professional Services	5,987	3.6%
Machinery	5,353	3.2%
Diversified Telecommunication Services	4,558	2.7%
Electrical Equipment	4,146	2.5%
Auto Components	4,142	2.5%
Health Care Equipment & Supplies	3,690	2.2%
Electronic Equipment, Instruments & Components	3,527	2.1%
Energy Equipment & Services	3,078	1.8%
Aerospace & Defense	2,807	1.7%
Hotels, Restaurants & Leisure	2,510	1.5%
Air Freight & Logistics	2,326	1.4%
Diversified Financial Services	2,018	1.2%
Capital Markets	1,806	1.1%
Real Estate Investment Trusts	1,704	1.0%
Industrial Conglomerates	1,654	1.0%
Health Care Providers & Services	1,654	1.0%
Office Electronics	1,579	0.9%
Leisure Equipment & Products	1,528	0.9%
Commercial Services & Supplies	1,384	0.8%
Internet Software & Services	1,099	0.6%
Beverages	1,097	0.6%
Specialty Retail	938	0.6%
Real Estate Management & Development	911	0.5%
Trading Companies & Distributors	836	0.5%
Communications Equipment	793	0.5%
Construction & Engineering	776	0.5%
Health Care Technology	199	0.1%
Short-Term Investments and Other Assets—Net	4,074	2.5%
	$168,072	100.0%

See Notes to Schedule of Investments

Schedule of Investments International Large Cap Fund

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Vodafone Group	United Kingdom	Wireless Telecommunication Services	2.8%
2	Unilever NV	Netherlands	Food Products	2.2%
3	Eldorado Gold	Canada	Metals & Mining	2.1%
4	Hyundai Mobis	Korea	Auto Components	2.1%
5	Jupiter Telecommunications	Japan	Media	2.1%
6	Experian Group	United Kingdom	Professional Services	2.0%
7	Cairn Energy	United Kingdom	Oil, Gas & Consumable Fuels	2.0%
8	SGS SA	Switzerland	Professional Services	1.9%
9	Givaudan SA	Switzerland	Chemicals	1.9%
10	Amlin PLC	United Kingdom	Insurance	1.7%

	Number of Shares	Value† (000's)
Common Stocks (96.7%)
Australia (1.1%)
BHP Billiton ADR	28,300	$1,883
Austria (1.0%)
Vienna Insurance Group Wiener Staedtische Versicherung	36,230	1,706
Belgium (2.3%)
Anheuser-Busch InBev	30,782	1,601
Colruyt SA	9,095	2,252
		3,853
Brazil (3.0%)
Banco Santander Brasil ADR	149,800	1,884
Petroleo Brasileiro ADR	38,700	1,291
Porto Seguro	147,900	1,802
		4,977
Canada (6.6%)
Bankers Petroleum*	204,200	1,306
Cenovus Energy	58,605	1,577
Eldorado Gold	183,900	3,611
Pacific Rubiales Energy*	93,100	2,196
Silver Wheaton*	107,300	2,420
		11,110
Chile (1.4%)
Sociedad Quimica y Minera de Chile ADR, B Shares	56,645	2,416
China (1.0%)
Bank of China, H Shares	3,417,000	1,718
Denmark (2.6%)
Novo Nordisk Class B	29,107	2,497
Trygvesta AS	36,154	1,939
		4,436

	Number of Shares	Value† (000's)
France (8.7%)
Alcatel-Lucent*	456,048	$1,176
Alstom SA	34,475	1,644
BNP Paribas	27,001	1,689
CNP Assurances	67,060	1,139
Eutelsat Communications	43,670	1,570
Ipsen SA	70,299	2,401
Schneider Electric	23,600	2,503
Sodexo	43,624	2,507
		14,629
Germany (8.5%)
Deutsche Boerse	41,032	2,507
Fresenius Medical Care	36,735	2,080
Linde AG	17,485	1,970
SAP AG ADR	42,485	1,850
Siemens AG	26,023	2,367
Tognum AG	113,460	2,089
Wincor Nixdorf	24,314	1,413
		14,276
Hong Kong (2.2%)
China Mobile ADR	43,715	2,243
Kerry Properties	272,000	1,366
		3,609
India (0.6%)
State Bank of India GDR	8,706	1,025
Israel (1.5%)
Makhteshim-Agan Industries	403,640	1,386
Teva Pharmaceutical Industries ADR	20,700	1,047
		2,433
Japan (8.8%)
Brother Industries	111,100	1,193
Fujitsu Ltd.	203,000	1,406
Jupiter Telecommunications	3,248	3,460
KDDI Corp.	492	2,372
Makita Corp.	56,700	1,613

	Number of Shares	Value† (000's)
Nippon Electric Glass	238,400	$2,670
Sankyo Co.	39,420	1,994
		14,708
Korea (2.9%)
Hyundai Mobis	19,785	3,581
Samsung SDI	8,985	1,259
		4,840
Netherlands (8.2%)
Akzo Nobel	44,875	2,369
Fugro NV	43,623	2,456
Koninklijke Ahold	210,005	2,585
TNT NV	104,715	2,658
Unilever NV	138,363	3,706
		13,774
Norway (1.5%)
DnB NOR	228,553	2,524
South Africa (1.4%)
MTN Group	144,126	2,355
Sweden (1.7%)
Elekta AB, B Shares	30,200	871
Svenska Handelsbanken, A Shares	78,545	2,051
		2,922
Switzerland (10.2%)
Credit Suisse Group	40,914	1,797
Givaudan SA	3,308	3,161
Nestle SA	46,370	2,402
Novartis AG	24,908	1,309
Roche Holding	18,951	2,576
SGS SA	2,237	3,239
Sulzer AG	26,796	2,658
		17,142
United Kingdom (21.5%)
Amlin PLC	457,213	2,850
Antofagasta PLC	142,609	2,257
BAE Systems	308,382	1,394
BG Group	76,225	1,227
Cairn Energy*	465,215	3,335
Experian Group	351,369	3,349

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)
HSBC Holdings	259,999	$2,532
Informa PLC	361,891	2,129
Reed Elsevier	280,514	2,254
Sage Group	469,160	1,762
Smith & Nephew	154,695	1,286
Tesco PLC	324,663	2,026
Travis Perkins*	71,245	833
Tullow Oil	120,021	2,242
Vodafone Group	1,922,792	4,634
Willis Group Holdings	71,200	2,070
		36,180

Total Common Stocks (Cost $155,765)		162,516

Preferred Stocks (0.6%)
Brazil (0.6%)
Net Servicos de Comunicacao ADR* (Cost $961)	76,800	977

Rights (0.0%)
Belgium (0.0%)
Ageas VVPR Strip*	23,964	0
Anheuser-Busch InBev VVPR Strip*	63,890	0

Total Rights (Cost $0)		0

Warrants (0.0%)
Italy (0.0%)
UBI Banca* (Cost $0)	48,665	1

Short-Term Investments (2.6%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $4,328)	4,327,867	4,328

Total Investments## (99.9%) (Cost $161,054)		167,822
Cash, receivables and other assets, less liabilities (0.1%)		184

Total Net Assets (100.0%)		$168,006

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY—INTERNATIONAL LARGE CAP FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Commercial Banks	$13,424	8.0%
Oil, Gas & Consumable Fuels	13,174	7.8%
Wireless Telecommunication Services	11,604	6.9%
Insurance	11,506	6.9%
Chemicals	11,302	6.7%
Media	10,390	6.2%
Metals & Mining	10,171	6.1%
Pharmaceuticals	9,830	5.9%
Food & Staples Retailing	6,863	4.1%
Professional Services	6,588	3.9%
Electrical Equipment	6,236	3.7%
Food Products	6,108	3.6%
Machinery	4,271	2.5%
Electronic Equipment, Instruments & Components	3,929	2.3%
Software	3,612	2.1%
Auto Components	3,581	2.1%
Computers & Peripherals	2,819	1.7%
Air Freight & Logistics	2,658	1.6%
Diversified Financial Services	2,507	1.5%
Hotels, Restaurants & Leisure	2,507	1.5%
Energy Equipment & Services	2,456	1.5%
Industrial Conglomerates	2,367	1.4%
Health Care Equipment & Supplies	2,157	1.3%
Health Care Providers & Services	2,080	1.2%
Leisure Equipment & Products	1,994	1.2%
Capital Markets	1,797	1.1%
Beverages	1,601	1.0%
Aerospace & Defense	1,394	0.8%
Real Estate Management & Development	1,366	0.8%
Office Electronics	1,193	0.7%
Communications Equipment	1,176	0.7%
Trading Companies & Distributors	833	0.5%
Short-Term Investments and Other Assets—Net	4,512	2.7%
	$168,006	100.0%

See Notes to Schedule of Investments

Schedule of Investments Intrinsic Value Fund

TOP TEN EQUITY HOLDINGS

1	Crown Holdings	2.6%
2	Cooper Companies	2.6%
3	Constellation Brands	2.5%
4	Verint Systems	2.3%
5	Advance Auto Parts	2.2%
6	TIBCO Software	2.2%
7	Charles River Laboratories International	2.1%
8	Avery Dennison	2.0%
9	Sealed Air	1.9%
10	Textron Inc.	1.9%

	Number of Shares	Value† (000's)
Common Stocks (98.7%)
Aerospace & Defense (3.9%)
Ceradyne, Inc.*	41,155	$899
Ladish Co.*	49,126	1,223
Teledyne Technologies*	29,052	1,051
		3,173
Beverages (2.5%)
Constellation Brands*	124,636	2,076
Biotechnology (0.7%)
Celera Corp.*	86,886	573
Commercial Banks (3.3%)
Huntington Bancshares	136,700	723
Sterling Bancshares	80,600	400
TCF Financial	39,800	568
Texas Capital Bancshares*	25,400	389
Umpqua Holdings	61,100	635
		2,715
Commercial Services & Supplies (4.5%)
Avery Dennison	51,136	1,663
Brink`s Co.	41,403	781
Covanta Holding	83,300	1,201
		3,645
Communications Equipment (8.1%)
Arris Group*	122,369	1,000
Brocade Communications*	277,359	1,392
Ciena Corp.*	58,283	727
Comverse Technology*	106,458	554
RADWARE Ltd.*	41,778	1,017
SeaChange International*	78,626	608
Sierra Wireless*	55,974	461
Tekelec*	79,432	870
		6,629
Computers & Peripherals (1.6%)
Diebold, Inc.	31,192	809
Intermec Inc.*	44,500	468
		1,277

	Number of Shares	Value† (000's)
Construction & Engineering (1.9%)
Granite Construction	13,506	$297
KBR, Inc.	52,500	1,218
		1,515
Consumer Finance (1.9%)
SLM Corp.*	139,913	1,546
Containers & Packaging (4.5%)
Crown Holdings*	75,600	2,106
Sealed Air	76,958	1,579
		3,685
Diversified Consumer Services (0.9%)
Corinthian Colleges*	150,126	733
Electrical Equipment (1.7%)
Hubbell Inc., Class B	30,203	1,358
Electronic Equipment, Instruments & Components (2.5%)
Cogent Inc.*	39,100	430
CTS Corp.	87,155	701
Mercury Computer Systems*	49,860	552
MTS Systems	14,829	395
		2,078
Energy Equipment & Services (4.6%)
Dresser-Rand Group*	35,620	1,265
Global Industries*	117,003	534
ION Geophysical*	185,617	635
TETRA Technologies*	158,943	1,334
		3,768
Health Care Equipment & Supplies (4.0%)
Beckman Coulter	26,132	1,192
Cooper Companies	51,704	2,086
		3,278
Health Care Providers & Services (1.5%)
Chemed Corp.	15,725	785
Genoptix Inc*	24,700	425
		1,210

	Number of Shares	Value† (000's)
Hotels, Restaurants & Leisure (1.2%)
Scientific Games*	99,114	$1,012
Independent Power Producers & Energy Traders (0.7%)
Ormat Technologies	21,856	602
Industrial Conglomerates (1.9%)
Textron Inc.	91,539	1,563
Insurance (1.0%)
First American Financial	56,411	837
Internet Software & Services (1.7%)
Digital River*	23,563	621
Keynote Systems	76,496	770
		1,391
IT Services (5.8%)
Broadridge Financial Solutions	56,849	1,214
Convergys Corp.*	63,000	638
CoreLogic, Inc.	75,211	1,299
DST Systems	38,189	1,556
		4,707
Life Science Tools & Services (4.3%)
Accelrys Inc.*	131,563	797
Cambrex Corp.*	231,238	964
Charles River Laboratories International*	62,071	1,754
		3,515
Machinery (5.4%)
ESCO Technologies	19,985	622
Navistar International*	35,985	1,507
Pall Corp.	37,850	1,294
Tecumseh Products*	80,935	948
		4,371
Marine (1.1%)
Danaos Corp.*	124,736	493
Seaspan Corp.	39,450	442
		935
Media (2.1%)
Scholastic Corp.	42,468	995
Warner Music Group*	167,921	702
		1,697

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)
Metals & Mining (0.7%)
Harry Winston Diamond*	53,217	$536
Multi-Utilities (3.7%)
CenterPoint Energy	92,300	1,365
CMS Energy	54,461	953
OGE Energy	18,830	735
		3,053
Oil, Gas & Consumable Fuels (1.5%)
Southern Union	54,927	1,236
Professional Services (1.2%)
FTI Consulting*	30,500	1,000
Road & Rail (1.8%)
Ryder System	39,004	1,497
Semiconductors & Semiconductor Equipment (4.6%)
Alliance Semiconductor*	89,270	17
Ikanos Communications*	143,566	124
Intersil Corp.	64,213	642
MEMC Electronic Materials*	97,859	1,007
Ultratech, Inc.*	58,294	968
Zoran Corp.*	118,562	958
		3,716
Software (7.2%)
Cadence Design Systems*	114,607	779
Fair Isaac	63,349	1,419
TIBCO Software*	124,019	1,797
Verint Systems*	78,805	1,858
		5,853
Specialty Retail (4.0%)
Advance Auto Parts	33,596	1,830
OfficeMax Inc.*	87,165	849
PEP Boys-Manny Moe & Jack	62,901	567
		3,246
Thrifts & Mortgage Finance (0.7%)
First Niagara Financial Group	50,800	573

Total Common Stocks (Cost $75,650)		80,599

	Number of Shares	Value† (000's)
Rights (0.0%)
Pharmacopeia Drug Discovery CVR*^^ (Cost $0)	136,250	$0

Short-Term Investments (1.4%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $1,134)	1,133,735	1,134

Total Investments## (100.1%) (Cost $76,784)		81,733
Liabilities, less cash, receivables and other assets [(0.1%)]		(112)

Total Net Assets (100.0%)		$81,621

See Notes to Schedule of Investments

Schedule of Investments Large Cap Disciplined Growth Fund

TOP TEN EQUITY HOLDINGS

1	Apple, Inc.	6.0%
2	Cisco Systems	3.4%
3	Citrix Systems	3.2%
4	Coca-Cola	3.0%
5	Kimberly-Clark	2.8%
6	McDonald's Corp.	2.7%
7	Boeing Co.	2.4%
8	Oracle Corp.	2.3%
9	American Tower Class A	2.3%
10	Amazon.com	2.1%

	Number of Shares	Value† (000's)
Common Stocks (96.1%)
Aerospace & Defense (7.1%)
Boeing Co.	167,895	$10,264
Precision Castparts	53,239	6,026
Rockwell Collins	144,025	7,767
United Technologies	90,482	5,900
		29,957
Auto Components (1.1%)
BorgWarner, Inc.*	101,958	4,450
Beverages (3.0%)
Coca-Cola	226,587	12,671
Biotechnology (2.7%)
Amgen Inc.*	105,655	5,393
Celgene Corp.*	117,034	6,029
		11,422
Capital Markets (0.9%)
Goldman Sachs Group	28,712	3,932
Communications Equipment (4.4%)
Cisco Systems*	711,286	14,261
F5 Networks*	49,605	4,337
		18,598
Computers & Peripherals (8.6%)
Apple, Inc.*	104,744	25,491
EMC Corp.*	349,769	6,380
Hewlett-Packard	114,814	4,418
		36,289
Diversified Financial Services (1.4%)
J.P. Morgan Chase	156,530	5,691
Electrical Equipment (1.2%)
Emerson Electric	105,010	4,899
Electronic Equipment, Instruments & Components (1.4%)
Corning Inc.	365,140	5,725
Energy Equipment & Services (2.0%)
Cameron International*	135,565	4,986
Schlumberger Ltd.	67,536	3,602
		8,588
Food & Staples Retailing (1.7%)
Walgreen Co.	266,794	7,171

	Number of Shares	Value† (000's)
Food Products (1.5%)
Mead Johnson Nutrition	117,569	$6,136
Health Care Equipment & Supplies (2.4%)
Covidien PLC	111,502	3,941
St. Jude Medical*	183,549	6,345
		10,286
Health Care Providers & Services (4.3%)
Express Scripts*	101,314	4,316
Laboratory Corp. of America Holdings*	73,765	5,357
UnitedHealth Group	270,173	8,570
		18,243
Hotels, Restaurants & Leisure (4.1%)
McDonald's Corp.	155,032	11,327
Starbucks Corp.	260,521	5,989
		17,316
Household Products (6.0%)
Colgate-Palmolive	81,762	6,037
Kimberly-Clark	180,695	11,637
Procter & Gamble	127,871	7,630
		25,304
Industrial Conglomerates (2.1%)
3M Co.	111,814	8,783
Internet & Catalog Retail (5.5%)
Amazon.com*	71,077	8,873
NetFlix Inc.*	66,647	8,365
Priceline.com Inc.*	21,153	6,166
		23,404
Internet Software & Services (1.2%)
Google Inc. Class A*	11,012	4,956
IT Services (2.6%)
Paychex, Inc.	227,388	5,660
Visa Inc.	79,623	5,492
		11,152
Machinery (4.2%)
Caterpillar Inc.	95,259	6,207
Cummins Inc.	94,822	7,056
Danaher Corp.	122,778	4,460
		17,723

	Number of Shares	Value† (000's)
Media (2.2%)
DIRECTV Class A*	120,295	$4,562
Time Warner	151,771	4,550
		9,112
Metals & Mining (1.5%)
Allegheny Technologies	155,111	6,316
Multiline Retail (2.0%)
Target Corp.	168,309	8,611
Oil, Gas & Consumable Fuels (3.4%)
Canadian Natural Resources	181,164	5,814
Denbury Resources*	142,951	2,107
Range Resources	96,461	3,261
Southwestern Energy*	95,658	3,130
		14,312
Pharmaceuticals (3.1%)
Allergan, Inc.	71,277	4,378
Pfizer Inc.	306,740	4,886
Teva Pharmaceutical Industries ADR	76,422	3,866
		13,130
Software (10.4%)
Adobe Systems*	137,343	3,813
Check Point Software Technologies*	137,514	4,798
Citrix Systems*	232,224	13,455
Microsoft Corp.	250,179	5,874
Oracle Corp.	452,905	9,909
Salesforce.com, Inc.*	55,845	6,136
		43,985
Textiles, Apparel & Luxury Goods (1.8%)
Coach, Inc.	94,239	3,378
V.F. Corp.	57,508	4,061
		7,439
Wireless Telecommunication Services (2.3%)
American Tower Class A*	211,443	9,908

Total Common Stocks (Cost $409,002)		405,509

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)
Short-Term Investments (3.7%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $15,610)	15,609,782	$15,610

Total Investments## (99.8%) (Cost $424,612)		421,119
Cash, receivables and other assets, less liabilities (0.2%)		920

Total Net Assets (100.0%)		$422,039

See Notes to Schedule of Investments

Schedule of Investments Mid Cap Growth Fund

TOP TEN EQUITY HOLDINGS

1	SBA Communications Class A	2.3%
2	Stericycle, Inc.	1.9%
3	Concho Resources	1.7%
4	Alexion Pharmaceuticals	1.5%
5	Rovi Corp.	1.5%
6	F5 Networks	1.4%
7	Dolby Laboratories Class A	1.4%
8	CARBO Ceramics	1.4%
9	WMS Industries	1.4%
10	Fastenal Co.	1.4%

	Number of Shares	Value† (000's)
Common Stocks (94.4%)
Aerospace & Defense (2.7%)
BE Aerospace*	97,500	$2,628
Precision Castparts	48,500	5,489
Rockwell Collins	71,500	3,856
		11,973
Air Freight & Logistics (1.3%)
C.H. Robinson Worldwide	92,500	6,012
Auto Components (0.6%)
Gentex Corp.	145,000	2,548
Biotechnology (2.9%)
Alexion Pharmaceuticals*	120,000	6,776
BioMarin Pharmaceutical*	145,000	2,942
Human Genome Sciences*	110,000	3,200
		12,918
Capital Markets (1.4%)
Affiliated Managers Group*	59,500	3,821
SEI Investments	152,500	2,699
		6,520
Chemicals (1.2%)
Nalco Holding	128,500	2,920
Sigma-Aldrich	47,000	2,499
		5,419
Commercial Services & Supplies (1.9%)
Stericycle, Inc.*	131,000	8,581
Communications Equipment (2.7%)
F5 Networks*	72,500	6,339
Juniper Networks*	89,000	2,421
Polycom, Inc.*	113,500	3,232
		11,992
Computers & Peripherals (0.9%)
NetApp, Inc.*	98,000	3,963
Diversified Consumer Services (1.5%)
DeVry, Inc.	80,000	3,049
Strayer Education	27,000	3,909
		6,958

	Number of Shares	Value† (000's)
Diversified Financial Services (2.1%)
IntercontinentalExchange Inc.*	46,500	$4,444
MSCI Inc. Class A*	165,400	4,945
		9,389
Electrical Equipment (2.7%)
AMETEK, Inc.	110,000	4,729
Roper Industries	80,000	4,646
Sensata Technologies Holding*	165,000	2,784
		12,159
Electronic Equipment, Instruments & Components (4.3%)
Amphenol Corp. Class A	98,000	3,990
Dolby Laboratories Class A*	112,500	6,235
National Instruments	152,500	4,397
Trimble Navigation*	173,000	4,866
		19,488
Energy Equipment & Services (3.3%)
Cameron International*	75,000	2,759
CARBO Ceramics	82,000	6,210
Core Laboratories N.V.	74,600	5,888
		14,857
Food Products (1.3%)
Mead Johnson Nutrition	111,000	5,793
Health Care Equipment & Supplies (4.6%)
Edwards Lifesciences*	96,690	5,566
Intuitive Surgical*	15,000	3,975
NuVasive, Inc.*	155,000	4,549
ResMed Inc.*	90,000	2,713
Volcano Corp.*	175,000	3,868
		20,671
Health Care Providers & Services (3.1%)
Catalyst Health Solutions*	80,000	3,207
Express Scripts*	135,000	5,751
HMS Holdings*	94,500	4,931
		13,889

	Number of Shares	Value† (000's)
Health Care Technology (1.6%)
Cerner Corp.*	68,500	$4,990
MedAssets Inc.*	110,000	2,180
		7,170
Hotels, Restaurants & Leisure (2.5%)
Hyatt Hotels Class A*	72,500	2,730
Royal Caribbean Cruises*	101,000	2,481
WMS Industries*	175,000	6,184
		11,395
Household Products (0.9%)
Church & Dwight	68,500	4,194
Internet & Catalog Retail (0.7%)
NetFlix Inc.*	24,000	3,013
Internet Software & Services (2.1%)
Equinix, Inc.*	55,000	5,017
GSI Commerce*	120,000	2,732
Rackspace Hosting*	88,000	1,733
		9,482
IT Services (1.9%)
Alliance Data Systems*	51,000	2,866
Cognizant Technology Solutions Class A*	102,500	5,904
		8,770
Leisure Equipment & Products (0.7%)
Hasbro, Inc.	75,000	3,027
Machinery (3.5%)
Cummins Inc.	62,000	4,613
Danaher Corp.	136,000	4,941
Flowserve Corp.	34,500	3,084
Pall Corp.	91,500	3,128
		15,766
Media (1.5%)
Discovery Communications Class A*	94,000	3,548
Scripps Networks Interactive Class A	75,000	3,014
		6,562
Metals & Mining (0.7%)
Cliffs Natural Resources	55,000	3,365

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)
Multiline Retail (2.1%)
Dollar Tree*	132,000	$5,983
Nordstrom, Inc.	122,500	3,543
		9,526
Oil, Gas & Consumable Fuels (3.2%)
Concho Resources*	132,500	7,741
Range Resources	60,000	2,029
Whiting Petroleum*	56,500	4,793
		14,563
Pharmaceuticals (2.8%)
Perrigo Co.	50,000	2,850
Salix Pharmaceuticals*	122,500	4,638
Warner Chilcott Class A*	92,500	2,629
Watson Pharmaceuticals*	54,500	2,347
		12,464
Professional Services (1.0%)
Verisk Analytics Class A*	158,500	4,410
Real Estate Management & Development (1.3%)
Jones Lang LaSalle	75,000	5,663
Road & Rail (1.0%)
J.B. Hunt Transport Services	135,500	4,436
Semiconductors & Semiconductor Equipment (5.3%)
Analog Devices	126,500	3,527
Avago Technologies*	242,000	4,876
Marvell Technology Group*	230,000	3,666
Microchip Technology	169,500	4,693
Silicon Laboratories*	98,500	3,757
Varian Semiconductor Equipment*	140,000	3,475
		23,994
Software (8.4%)
ANSYS, Inc.*	137,000	5,313
Citrix Systems*	90,000	5,215
Informatica Corp.*	190,000	6,110
Intuit Inc.*	59,500	2,547
MICROS Systems*	104,000	3,962
RealD Inc.*	27,500	459
Rovi Corp.*	155,000	6,744
Salesforce.com, Inc.*	43,000	4,725
Solera Holdings	71,500	2,837
		37,912
Specialty Retail (6.5%)
Abercrombie & Fitch Class A	67,000	2,318

	Number of Shares	Value† (000's)
Bed Bath & Beyond*	119,000	$4,280
Dick's Sporting Goods*	70,000	1,713
J Crew Group*	100,000	3,049
Jo-Ann Stores*	75,000	3,050
Ross Stores	109,000	5,410
Urban Outfitters*	197,500	5,988
Williams-Sonoma	127,000	3,297
		29,105
Textiles, Apparel & Luxury Goods (1.3%)
Coach, Inc.	105,000	3,763
Phillips-Van Heusen	50,000	2,284
		6,047
Trading Companies & Distributors (2.3%)
Fastenal Co.	135,000	6,112
W.W. Grainger	41,000	4,337
		10,449
Wireless Telecommunication Services (4.6%)
American Tower Class A*	106,000	4,967
NII Holdings*	145,000	5,256
SBA Communications Class A*	290,000	10,382
		20,605

Total Common Stocks (Cost $341,722)		425,048
Short-Term Investments (5.8%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $26,089)	26,088,604	26,089

Total Investments## (100.2%) (Cost $367,811)		451,137
Liabilities, less cash, receivables and other assets [(0.2%)]		(911)

Total Net Assets (100.0%)		$450,226

See Notes to Schedule of Investments

Schedule of Investments Multi-Cap Opportunities Fund

TOP TEN EQUITY HOLDINGS

1	Hewlett-Packard	3.7%
2	eBay Inc.	3.7%
3	Boeing Co.	3.5%
4	Omnicom Group	3.5%
5	J.P. Morgan Chase	3.4%
6	National Fuel Gas	3.4%
7	McDonald's Corp.	3.4%
8	Cenovus Energy	3.3%
9	Schlumberger Ltd.	3.3%
10	Morgan Stanley	3.2%

	Number of Shares	Value† (000's)
Common Stocks (96.4%)
Aerospace & Defense (3.5%)
Boeing Co.	27,000	$1,650
Beverages (3.1%)
PepsiCo, Inc.	23,000	1,476
Capital Markets (3.2%)
Morgan Stanley	62,000	1,531
Chemicals (3.9%)
Ecolab Inc.	26,000	1,232
Methanex Corp.	30,000	641
		1,873
Commercial Services & Supplies (2.9%)
Covanta Holding	95,000	1,369
Communications Equipment (2.3%)
Cisco Systems*	55,000	1,103
Computers & Peripherals (3.7%)
Hewlett-Packard	46,000	1,770
Diversified Financial Services (3.4%)
J.P. Morgan Chase	45,000	1,636
Electrical Equipment (5.8%)
ABB Ltd.	70,000	1,356
Babcock & Wilcox*	23,000	515
Rockwell Automation	17,000	869
		2,740
Energy Equipment & Services (5.2%)
Dresser-Rand Group*	11,000	391
McDermott International*	41,000	526
Schlumberger Ltd.	29,000	1,546
		2,463
Food Products (2.8%)
Kraft Foods	44,000	1,318
Gas Utilities (3.4%)
National Fuel Gas	38,000	1,633
Health Care Equipment & Supplies (0.9%)
Osteotech, Inc.*	65,000	416
Health Care Providers & Services (4.4%)
Aetna Inc.	35,000	935
Henry Schein*	22,000	1,162
		2,097

	Number of Shares	Value† (000's)
Hotels, Restaurants & Leisure (6.4%)
Darden Restaurants	35,000	$1,444
McDonald's Corp.	22,000	1,607
		3,051
Household Products (2.9%)
Procter & Gamble	23,000	1,372
Industrial Conglomerates (2.8%)
3M Co.	17,000	1,335
Internet Software & Services (3.7%)
eBay Inc.*	75,000	1,743
Life Science Tools & Services (6.1%)
Charles River Laboratories International*	50,000	1,413
Thermo Fisher Scientific*	35,000	1,474
		2,887
Media (5.8%)
News Corp. Class A	90,000	1,131
Omnicom Group	47,000	1,646
		2,777
Mutual Funds (2.0%)
S&P 500 Depositary Receipts	9,000	949
Oil, Gas & Consumable Fuels (6.2%)
Cenovus Energy	58,000	1,561
Golar LNG	70,000	727
Range Resources	20,000	676
		2,964
Pharmaceuticals (2.7%)
Pfizer Inc.	80,000	1,274
Road & Rail (0.6%)
Union Pacific	4,000	292
Software (5.7%)
Activision Blizzard	120,000	1,283
Microsoft Corp.	60,000	1,409
		2,692
Specialty Retail (3.0%)
Bed Bath & Beyond*	40,000	1,439

Total Common Stocks (Cost $49,787)		45,850

	Number of Shares	Value† (000's)
Short-Term Investments (4.2%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $1,986)	1,985,640	$1,986

Total Investments## (100.6%) (Cost $51,773)		47,836
Liabilities, less cash, receivables and other assets [(0.6%)]		(281)

Total Net Assets (100.0%)		$47,555

See Notes to Schedule of Investments

Schedule of Investments Partners Fund

TOP TEN EQUITY HOLDINGS

1	Bank of America	3.0%
2	Berkshire Hathaway Class B	3.0%
3	Canadian Natural Resources	2.6%
4	Avon Products	2.4%
5	Shire PLC ADR	2.4%
6	American Express	2.2%
7	Boeing Co.	2.2%
8	McGraw-Hill Cos.	2.2%
9	Moody's Corp.	2.2%
10	EOG Resources	2.1%

	Number of Shares	Value† (000's)
Common Stocks (97.7%)
Aerospace & Defense (2.2%)
Boeing Co.	802,100	$49,032
Automobiles (1.5%)
Harley-Davidson	1,414,266	34,395
Beverages (0.6%)
Coca-Cola	229,100	12,811
Building Products (2.8%)
Masco Corp.	1,827,462	19,170
Owens Corning*	1,614,600	43,917
		63,087
Capital Markets (6.5%)
Goldman Sachs Group	253,500	34,714
Invesco Ltd.	2,534,900	45,882
Morgan Stanley	1,317,982	32,541
State Street	883,300	30,986
		144,123
Commercial Banks (4.1%)
Fifth Third Bancorp	2,600,500	28,735
SunTrust Banks	1,070,600	24,078
Wells Fargo	1,658,200	39,051
		91,864
Computers & Peripherals (1.8%)
Hewlett-Packard	1,010,220	38,873
Construction & Engineering (0.9%)
Chicago Bridge & Iron*	880,051	19,168
Consumer Finance (3.0%)
American Express	1,239,700	49,427
Capital One Financial	483,800	18,317
		67,744
Diversified Financial Services (8.8%)
Bank of America	5,322,700	66,268
Citigroup Inc.*	10,345,237	38,484
J.P. Morgan Chase	1,188,100	43,199
Moody's Corp.	2,295,774	48,533
		196,484
Electrical Equipment (2.0%)
ABB Ltd.	2,237,200	43,335

	Number of Shares	Value† (000's)
Energy Equipment & Services (3.6%)
Halliburton Co.	1,009,000	$28,464
McDermott International*	678,200	8,695
National Oilwell Varco	653,200	24,554
Weatherford International*	1,290,300	19,238
		80,951
Food & Staples Retailing (1.1%)
CVS Caremark	908,700	24,535
Health Care Equipment & Supplies (3.7%)
Boston Scientific*	2,254,100	11,699
Covidien PLC	961,800	33,990
Zimmer Holdings*	775,300	36,571
		82,260
Health Care Providers & Services (5.2%)
Aetna Inc.	1,290,100	34,471
AmerisourceBergen Corp.	412,200	11,245
Medco Health Solutions*	722,900	31,432
WellPoint Inc.*	760,600	37,787
		114,935
Household Durables (1.2%)
NVR, Inc.*	18,890	11,413
Whirlpool Corp.	206,300	15,299
		26,712
Household Products (1.7%)
Energizer Holdings*	595,500	37,546
Independent Power Producers & Energy Traders (0.7%)
NRG Energy*	778,661	15,822
Industrial Conglomerates (1.0%)
Textron Inc.	1,253,000	21,389
Insurance (4.8%)
Berkshire Hathaway Class B*	835,000	65,781
MetLife, Inc.	887,242	33,360
Principal Financial Group	373,400	8,607
		107,748

	Number of Shares	Value† (000's)
IT Services (1.5%)
Lender Processing Services	1,132,090	$33,204
Machinery (3.2%)
Bucyrus International	341,000	19,604
Ingersoll-Rand PLC	709,774	23,089
Joy Global	220,858	12,531
Terex Corp.*	891,700	16,238
		71,462
Media (2.2%)
McGraw-Hill Cos.	1,768,000	48,885
Metals & Mining (4.9%)
Freeport-McMoRan Copper & Gold	308,000	22,170
Teck Resources Class B	1,339,500	44,712
United States Steel	223,000	9,480
Walter Energy	221,000	15,921
Xstrata PLC	1,064,100	16,744
		109,027
Multiline Retail (3.0%)
J.C. Penney	1,996,932	39,938
Macy's, Inc.	1,329,200	25,840
		65,778
Oil, Gas & Consumable Fuels (11.7%)
Canadian Natural Resources	1,790,400	57,454
Cenovus Energy	1,293,200	34,800
EOG Resources	529,700	46,015
Peabody Energy	470,606	20,142
Petrohawk Energy*	494,390	7,475
Petroleo Brasileiro ADR	1,271,800	42,414
Southwestern Energy*	1,084,225	35,476
Talisman Energy	1,092,955	17,138
		260,914
Paper & Forest Products (0.3%)
International Paper	326,000	6,670

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)
Personal Products (3.2%)
Avon Products	1,853,217	$53,929
NBTY, Inc.*	319,694	17,420
		71,349
Pharmaceuticals (3.6%)
Pfizer Inc.	1,736,725	27,666
Shire PLC ADR	810,619	52,447
		80,113
Semiconductors & Semiconductor Equipment (1.1%)
Intel Corp.	1,020,900	18,090
Lam Research*	155,500	5,615
		23,705
Software (2.3%)
Check Point Software Technologies*	712,273	24,851
Oracle Corp.	1,234,000	27,000
		51,851
Specialty Retail (3.5%)
Best Buy	1,150,275	36,107
Limited, Inc.	201,400	4,753
Lowe's Cos.	1,862,100	37,801
		78,661

Total Common Stocks (Cost $1,964,027)		2,174,433

Short-Term Investments (1.9%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $42,999)	42,999,030	42,999

Total Investments## (99.6%) (Cost $2,007,026)		2,217,432
Cash, receivables and other assets, less liabilities (0.4%)		9,575

Total Net Assets (100.0%)		$2,227,007

See Notes to Schedule of Investments

Schedule of Investments Real Estate Fund

TOP TEN EQUITY HOLDINGS

1	Simon Property Group	8.9%
2	Public Storage	5.8%
3	Boston Properties	5.0%
4	Vornado Realty Trust	5.0%
5	Equity Residential	4.3%
6	AvalonBay Communities	4.1%
7	Digital Realty Trust	3.9%
8	Ventas, Inc.	3.9%
9	HCP, Inc.	3.8%
10	ProLogis	3.0%

	Number of Shares	Value† (000's)
Common Stocks (97.2%)
Apartments (13.6%)
American Campus Communities	109,300	$3,256
AvalonBay Communities	58,632	6,169
Camden Property Trust	44,000	2,013
Equity Residential	139,250	6,382
Essex Property Trust	24,000	2,539
		20,359
Diversified (5.0%)
Vornado Realty Trust	91,723	7,435
Health Care (12.7%)
HCP, Inc.	162,950	5,739
Nationwide Health Properties	117,600	4,524
OMEGA Healthcare Investors	143,340	3,075
Ventas, Inc.	114,600	5,788
		19,126
Hotels, Restaurants & Leisure (3.0%)
Starwood Hotels & Resorts Worldwide	95,800	4,477
Industrial (5.9%)
AMB Property	109,110	2,596
EastGroup Properties	47,100	1,660
ProLogis	419,600	4,553
		8,809
Lodging (6.0%)
Host Hotels & Resorts	343,743	4,513
LaSalle Hotel Properties	105,500	2,223
Pebblebrook Hotel Trust*	128,900	2,287
		9,023
Office (10.2%)
Alexandria Real Estate Equities	32,050	2,223
Boston Properties	91,900	7,481
Corporate Office Properties Trust	71,570	2,584

	Number of Shares	Value† (000's)
SL Green Realty	51,000	$3,074
		15,362
Real Estate Management & Development (4.7%)
Brookfield Asset Management Class A	118,477	3,037
Brookfield Properties	163,200	2,360
Forest City Enterprises Class A*	148,800	1,677
		7,074
Regional Malls (11.9%)
General Growth Properties	83,962	1,181
Pennsylvania REIT	88,700	928
Simon Property Group	147,748	13,364
Taubman Centers	58,160	2,413
		17,886
Self Storage (7.0%)
Extra Space Storage	115,600	1,767
Public Storage	88,900	8,714
		10,481
Shopping Centers (8.1%)
Acadia Realty Trust	122,000	2,189
Developers Diversified Realty	202,910	2,102
Federal Realty Investment Trust	51,300	4,067
Regency Centers	55,340	2,018
Tanger Factory Outlet Centers	37,600	1,738
		12,114
Specialty (9.1%)
Digital Realty Trust	98,400	5,832
Dupont Fabros Technology	129,100	3,190
Entertainment Properties Trust	35,600	1,534
Rayonier Inc.	65,300	3,089
		13,645

Total Common Stocks (Cost $117,186)		145,791

	Number of Shares	Value† (000's)
Short-Term Investments (3.5%)
State Street Institutional Liquid Reserve Fund Institutional Class (Cost $5,266)	5,265,569	$5,266

Total Investments## (100.7%) (Cost $122,452)		151,057
Liabilities, less cash, receivables and other assets [(0.7%)]		(1,019)

Total Net Assets (100.0%)		$150,038

See Notes to Schedule of Investments

Schedule of Investments Regency Fund

TOP TEN EQUITY HOLDINGS

1	Whiting Petroleum	2.3%
2	Energizer Holdings	2.2%
3	Owens Corning	2.0%
4	Moody's Corp.	1.9%
5	Invesco Ltd.	1.9%
6	Teck Resources Class B	1.9%
7	Newfield Exploration	1.8%
8	McGraw-Hill Cos.	1.8%
9	Lender Processing Services	1.8%
10	Lincoln National	1.7%

	Number of Shares	Value† (000's)
Common Stocks (95.5%)
Aerospace & Defense (1.3%)
Embraer-Empresa Brasileira de Aeronautica ADR	69,800	$1,730
Auto Components (1.8%)
American Axle & Manufacturing Holdings*	51,100	428
Lear Corp.*	27,200	2,003
		2,431
Automobiles (1.3%)
Harley-Davidson	76,400	1,858
Beverages (1.0%)
Dr. Pepper Snapple Group	39,200	1,443
Building Products (2.9%)
Masco Corp.	117,900	1,237
Owens Corning*	101,400	2,758
		3,995
Capital Markets (2.3%)
Invesco Ltd.	143,800	2,603
Jefferies Group	24,900	560
		3,163
Commercial Banks (8.1%)
Comerica Inc.	30,600	1,053
Fifth Third Bancorp	214,700	2,372
First Horizon National*	66,766	673
KeyCorp	92,500	682
Regions Financial	309,700	1,991
SunTrust Banks	94,400	2,123
Synovus Financial	308,100	635
Zions Bancorp	84,900	1,565
		11,094
Construction & Engineering (1.5%)
Chicago Bridge & Iron*	97,200	2,117
Containers & Packaging (1.4%)
Temple-Inland	117,600	1,873
Diversified Financial Services (1.9%)
Moody's Corp.	124,500	2,632

	Number of Shares	Value† (000's)
Electric Utilities (3.5%)
Allegheny Energy	48,800	$1,101
DPL Inc.	65,300	1,653
NV Energy	160,500	2,054
		4,808
Electrical Equipment (0.4%)
Babcock & Wilcox*	22,800	511
Electronic Equipment, Instruments & Components (3.0%)
Anixter International*	41,800	1,918
Avnet, Inc.*	93,800	2,148
		4,066
Energy Equipment & Services (3.3%)
McDermott International*	45,600	585
National Oilwell Varco	30,300	1,139
Noble Corp.	52,700	1,640
Oceaneering International*	24,900	1,245
		4,609
Food Products (0.3%)
J. M. Smucker	6,600	386
Gas Utilities (1.1%)
Questar Corp.	92,700	1,509
Health Care Providers & Services (6.1%)
Aetna Inc.	49,000	1,309
AmerisourceBergen Corp.	79,100	2,158
CIGNA Corp.	52,000	1,676
Coventry Health Care*	72,000	1,393
MEDNAX, Inc.*	39,600	1,835
		8,371
Household Durables (2.1%)
KB HOME	137,600	1,419
Whirlpool Corp.	20,100	1,490
		2,909
Household Products (2.2%)
Energizer Holdings*	47,300	2,982

	Number of Shares	Value† (000's)
Independent Power Producers & Energy Traders (1.4%)
NRG Energy*	93,100	$1,892
Insurance (9.3%)
Assurant, Inc.	64,200	2,347
Fidelity National Financial Class A	40,000	580
Lincoln National	101,800	2,378
PartnerRe Ltd.	22,900	1,705
Principal Financial Group	95,500	2,201
StanCorp Financial Group	46,500	1,657
W. R. Berkley	72,700	1,916
		12,784
IT Services (1.8%)
Lender Processing Services	82,400	2,417
Machinery (7.4%)
AGCO Corp.*	37,800	1,249
Bucyrus International	36,000	2,070
Ingersoll-Rand PLC	58,000	1,887
Navistar International*	20,600	863
Terex Corp.*	92,600	1,686
WABCO Holdings*	67,100	2,366
		10,121
Media (2.2%)
Cablevision Systems	23,300	585
McGraw-Hill Cos.	87,700	2,425
		3,010
Metals & Mining (3.7%)
Cliffs Natural Resources	24,300	1,487
Teck Resources Class B	76,500	2,553
United States Steel	25,400	1,080
		5,120
Multi-Utilities (4.0%)
Alliant Energy	45,100	1,579
CenterPoint Energy	60,700	898
CMS Energy	127,800	2,236
DTE Energy	16,600	778
		5,491

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)
Multiline Retail (3.2%)
J.C. Penney	112,900	$2,258
Macy's, Inc.	111,800	2,173
		4,431
Oil, Gas & Consumable Fuels (8.8%)
Cabot Oil & Gas	34,500	960
Denbury Resources*	99,100	1,461
Newfield Exploration*	51,000	2,449
Noble Energy	26,400	1,842
Ship Finance International	45,237	792
Southwestern Energy*	42,000	1,374
Whiting Petroleum*	37,000	3,139
		12,017
Pharmaceuticals (1.5%)
Shire PLC ADR	32,000	2,071
Real Estate Investment Trusts (4.6%)
Alexandria Real Estate Equities	12,100	839
Annaly Capital Management	79,200	1,377
Boston Properties	15,900	1,294
Macerich Co.	33,988	1,408
Vornado Realty Trust	16,895	1,370
		6,288
Semiconductors & Semiconductor Equipment (1.0%)
Lam Research*	36,500	1,318
Specialty Retail (1.1%)
Limited, Inc.	66,400	1,567

Total Common Stocks (Cost $131,743)		131,014

Short-Term Investments (2.7%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $3,739)	3,738,764	3,739

Total Investments## (98.2%) (Cost $135,482)		134,753
Cash, receivables and other assets, less liabilities (1.8%)		2,425

Total Net Assets (100.0%)		$137,178

See Notes to Schedule of Investments

Schedule of Investments Select Equities Fund

TOP TEN EQUITY HOLDINGS

1	American Tower Class A	5.5%
2	NextEra Energy	5.5%
3	Procter & Gamble	5.2%
4	United Parcel Service	5.1%
5	Colgate-Palmolive	5.0%
6	Occidental Petroleum	4.9%
7	Philip Morris International	4.7%
8	Visa Inc.	4.5%
9	Praxair, Inc.	4.5%
10	Norfolk Southern	4.2%

	Number of Shares	Value† (000's)
Common Stocks (89.2%)
Air Freight & Logistics (7.5%)
C.H. Robinson Worldwide	24,233	$1,575
United Parcel Service Class B	53,772	3,430
		5,005
Beverages (3.0%)
Coca-Cola Enterprises	71,522	2,035
Capital Markets (3.8%)
Goldman Sachs Group	18,393	2,519
Chemicals (4.0%)
Ecolab Inc.	56,912	2,698
Diversified Financial Services (2.2%)
J.P. Morgan Chase	40,997	1,491
Electric Utilities (5.5%)
NextEra Energy	68,473	3,679
Food Products (3.0%)
Mead Johnson Nutrition	38,850	2,028
Health Care Providers & Services (1.5%)
Medco Health Solutions*	22,624	984
Household Products (10.2%)
Colgate-Palmolive	45,285	3,344
Procter & Gamble	58,556	3,494
		6,838
Industrial Gases (4.5%)
Praxair, Inc.	34,948	3,007
Internet Software & Services (3.2%)
eBay Inc.*	92,665	2,153
IT Services (8.4%)
IBM	21,080	2,598
Visa Inc.	43,800	3,021
		5,619
Machinery (2.5%)
Caterpillar Inc.	26,288	1,713
Metals & Mining (2.5%)
BHP Billiton	30,202	1,688

	Number of Shares	Value† (000's)
Oil, Gas & Consumable Fuels (9.5%)
Occidental Petroleum	45,421	$3,319
Range Resources	41,785	1,413
Suncor Energy	55,057	1,666
		6,398
Road & Rail (4.2%)
Norfolk Southern	52,691	2,828
Software (3.5%)
Microsoft Corp.	99,860	2,345
Tobacco (4.7%)
Philip Morris International	60,762	3,125
Wireless Telecommunication Services (5.5%)
American Tower Class A*	78,597	3,683

Total Common Stocks (Cost $60,807)		59,836

Short-Term Investments (7.5%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $5,050)	5,049,736	5,050

Total Investments## (96.7%) (Cost $65,857)		64,886
Cash, receivables and other assets, less liabilities (3.3%)		2,245

Total Net Assets (100.0%)		$67,131

See Notes to Schedule of Investments

Schedule of Investments Small Cap Growth Fund

TOP TEN EQUITY HOLDINGS

1	HEICO Corp.	4.0%
2	Ultimate Software Group	2.9%
3	Salix Pharmaceuticals	2.5%
4	Jones Lang LaSalle	2.4%
5	LogMeIn, Inc.	2.2%
6	Diamond Foods	2.2%
7	Volcano Corp.	2.2%
8	Alexion Pharmaceuticals	2.0%
9	BE Aerospace	2.0%
10	Portfolio Recovery Associates	1.9%

	Number of Shares	Value† (000's)
Common Stocks (97.6%)
Aerospace & Defense (6.9%)
BE Aerospace*	143,800	$3,876
Global Defense Technology & Systems*	156,476	1,635
HEICO Corp.	183,516	7,614
		13,125
Air Freight & Logistics (1.3%)
Hub Group Class A*	95,300	2,533
Auto Components (1.0%)
Tenneco Inc.*	74,800	1,849
Biotechnology (2.0%)
Alexion Pharmaceuticals*	68,900	3,891
Chemicals (3.6%)
Ferro Corporation*	225,800	2,416
Sensient Technologies	89,600	2,485
Solutia Inc.*	139,100	1,883
		6,784
Communications Equipment (2.8%)
Polycom, Inc.*	71,000	2,022
Riverbed Technology*	86,600	3,322
		5,344
Diversified Consumer Services (3.4%)
Capella Education*	31,700	1,984
Grand Canyon Education*	119,900	2,049
Steiner Leisure*	69,500	2,475
		6,508
Diversified Financial Services (1.9%)
Portfolio Recovery Associates*	56,000	3,567
Electrical Equipment (2.8%)
Polypore International*	102,000	2,756
Regal-Beloit	48,100	2,661
		5,417
Electronic Equipment, Instruments & Components (2.2%)
DTS, Inc.*	36,297	1,272
Littelfuse, Inc.*	63,400	2,361

	Number of Shares	Value† (000's)
Plexus Corp.*	19,800	$456
		4,089
Food Products (3.2%)
Diamond Foods	100,700	4,252
TreeHouse Foods*	46,500	1,930
		6,182
Health Care Equipment & Supplies (9.7%)
ArthroCare Corp.*	72,700	1,887
Cyberonics Inc.*	107,800	2,310
Neogen Corporation*	31,599	923
NuVasive, Inc.*	60,800	1,785
Sirona Dental Systems*	89,700	2,827
Thoratec Corp.*	69,200	2,228
Volcano Corp.*	190,300	4,206
Zoll Medical*	85,800	2,267
		18,433
Health Care Providers & Services (3.2%)
Catalyst Health Solutions*	82,600	3,312
HMS Holdings*	54,700	2,854
		6,166
Health Care Technology (1.8%)
SXC Health Solutions*	43,000	3,345
Hotels, Restaurants & Leisure (2.7%)
Orient-Express Hotels Class A*	363,053	3,137
WMS Industries*	58,300	2,060
		5,197
Internet & Catalog Retail (1.8%)
HSN, Inc.*	131,700	3,462
Internet Software & Services (10.5%)
GSI Commerce*	122,012	2,778
LivePerson, Inc.*	417,400	2,984
LogMeIn, Inc.*	130,700	4,283
LoopNet, Inc.*	220,100	2,320
Mercadolibre Inc.*	41,400	2,730
OpenTable, Inc.*	49,774	2,653
WebMD Health*	42,909	2,186
		19,934

	Number of Shares	Value† (000's)
IT Services (1.6%)
Gartner, Inc.*	107,200	$3,075
Machinery (2.8%)
Actuant Corp. Class A	155,200	3,076
Nordson Corp.	36,100	2,317
		5,393
Oil, Gas & Consumable Fuels (3.9%)
Brigham Exploration*	140,000	2,145
Concho Resources*	51,800	3,026
Rosetta Resources*	111,600	2,199
		7,370
Pharmaceuticals (2.5%)
Salix Pharmaceuticals*	123,300	4,668
Professional Services (1.2%)
The Corporate Executive Board	84,000	2,355
Real Estate Management & Development (2.4%)
Jones Lang LaSalle	60,300	4,553
Semiconductors & Semiconductor Equipment (3.6%)
Atheros Communications*	106,300	2,621
Cavium Networks*	90,000	2,173
Volterra Semiconductor*	103,300	2,071
		6,865
Software (6.5%)
Jack Henry & Associates	88,900	2,093
SS&C Technologies Holdings*	165,800	2,336
TIBCO Software*	155,800	2,258
Ultimate Software Group*	170,000	5,596
		12,283
Specialty Retail (6.0%)
hhgregg, Inc.*	97,600	1,845
Hibbett Sports*	91,600	2,123
Tractor Supply	37,200	2,529

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)
Ulta Salon, Cosmetics & Fragrance*	89,400	$2,025
Vitamin Shoppe*	116,300	2,839
		11,361
Textiles, Apparel & Luxury Goods (4.2%)
Maidenform Brands*	101,200	2,699
Steven Madden*	75,150	2,588
Warnaco Group*	66,600	2,789
		8,076
Trading Companies & Distributors (2.1%)
MSC Industrial Direct Class A	46,100	2,055
Watsco, Inc.	39,600	2,033
		4,088

Total Common Stocks (Cost $174,642)		185,913

Short-Term Investments (2.7%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $5,041)	5,041,353	5,041

Total Investments## (100.3%) (Cost $179,683)		190,954
Liabilities, less cash, receivables and other assets [(0.3%)]		(549)

Total Net Assets (100.0%)		$190,405

See Notes to Schedule of Investments

Schedule of Investments Socially Responsive Fund

TOP TEN EQUITY HOLDINGS

1	Intuit Inc.	4.8%
2	Altera Corp.	4.6%
3	Danaher Corp.	4.5%
4	BG Group PLC	4.2%
5	Yahoo! Inc.	4.0%
6	Newfield Exploration	3.7%
7	3M Co.	3.6%
8	Progressive Corp.	3.5%
9	Procter & Gamble	3.5%
10	Anixter International	3.3%

	Number of Shares	Value† (000's)
Common Stocks (92.6%)
Capital Markets (6.1%)
Bank of New York Mellon	1,395,907	$33,879
Charles Schwab	2,685,159	34,262
		68,141
Commercial Services & Supplies (1.9%)
Herman Miller	1,303,425	21,402
Electronic Equipment, Instruments & Components (6.1%)
Anixter International*	804,105	36,892
National Instruments	1,081,217	31,172
		68,064
Food Products (5.2%)
J.M. Smucker	595,125	34,803
McCormick & Company	579,350	23,099
		57,902
Health Care Equipment & Supplies (6.1%)
Becton, Dickinson & Co.	503,340	34,323
Covidien PLC	973,800	34,414
		68,737
Household Products (3.5%)
Procter & Gamble	649,600	38,762
Industrial Conglomerates (3.6%)
3M Co.	520,540	40,888
Industrial Gases (2.7%)
Praxair, Inc.	353,500	30,412
Insurance (5.6%)
Markel Corp.*	70,515	23,109
Progressive Corp.	1,989,415	39,391
		62,500
Internet Software & Services (4.0%)
Yahoo! Inc.*	3,425,250	44,802
IT Services (2.0%)
MasterCard, Inc. Class A	112,900	22,395
Machinery (4.5%)
Danaher Corp.	1,395,430	50,696

	Number of Shares	Value† (000's)
Media (5.5%)
Comcast Corp. Class A Special	1,680,175	$27,000
Scripps Networks Interactive Class A	873,620	35,102
		62,102
Oil, Gas & Consumable Fuels (10.9%)
BG Group PLC	2,955,369	47,569
Cimarex Energy	285,004	18,645
Newfield Exploration*	852,730	40,939
Noble Energy	221,795	15,477
		122,630
Pharmaceuticals (5.7%)
Novo Nordisk A/S Class B	341,497	29,298
Roche Holding AG	255,666	34,752
		64,050
Professional Services (1.4%)
ICF International*	746,500	15,744
Road & Rail (2.1%)
Canadian National Railway	383,825	23,421
Semiconductors & Semiconductor Equipment (7.6%)
Altera Corp.	2,085,815	51,457
Texas Instruments	1,460,480	33,635
		85,092
Software (4.8%)
Intuit Inc.*	1,264,825	54,134
Specialty Chemicals (1.1%)
Novozymes A/S Class B	102,800	12,074
Trading Companies & Distributors (2.2%)
W.W. Grainger	234,200	24,776

Total Common Stocks (Cost $977,121)		1,038,724

	Number of Shares	Value† (000's)
Short-Term Investments (4.8%)
State Street Institutional Government Money Market Fund Institutional Class (Cost $53,109)	53,108,506	$53,109

	Principal Amount
Certificates of Deposit (0.0%)
Carver Federal Savings, 0.34%, due 9/27/10	$100,000	100
Self Help Credit Union, 1.00%, due 10/29/10	100,000	100
Self Help Credit Union, 1.00%, due 11/16/10	100,000	100

Total Certificates of Deposit# (Cost $300)		300

Total Investments## (97.4%) (Cost $1,030,530)		1,092,133
Cash, receivables and other assets, less liabilities (2.6%)		29,391

Total Net Assets (100.0%)		$1,121,524

See Notes to Schedule of Investments

Notes to Schedule of Investments

†
 In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by each of Neuberger Berman Climate Change Fund ("Climate Change"), Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Fund ("International"), Neuberger Berman International Institutional Fund ("International Institutional"), Neuberger Berman International Large Cap Fund ("International Large Cap"), Neuberger Berman Intrinsic Value Fund ("Intrinsic Value"), Neuberger Berman Large Cap Disciplined Growth Fund ("Large Cap Disciplined Growth"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Multi-Cap Opportunities Fund ("Multi-Cap Opportunities") (formerly, Neuberger Berman Research Opportunities Fund), Neuberger Berman Partners Fund ("Partners"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Regency Fund ("Regency"), Neuberger Berman Select Equities Fund ("Select Equities"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth"), and Neuberger Berman Socially Responsive Fund ("Socially Responsive") (individually a "Fund," collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

	●	Level 1 – quoted prices in active markets for identical investments
	●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
	●	Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The Funds' investments in equity securities and written option contracts, for which market quotations are readily available, are generally valued by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted in active markets (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by a Fund at NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Funds' investments in convertible bonds is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions (generally Level 2 inputs).

See Notes to Schedule of Investments	121

Notes to Schedule of Investments (cont'd)

Other Level 2 inputs used to evaluate convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available. Certificates of Deposit are valued at amortized cost. Investments in State Street Institutional Government Money Market Fund Institutional Class and State Street Institutional Liquid Reserves Fund Institutional Class are valued using the respective fund's daily calculated NAV.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

For both debt and equity securities, if a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a fund might reasonably expect to receive on a current sale in an orderly transaction, the affected Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Board of Trustees of Neuberger Berman Equity Funds (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The Funds' investments in foreign securities are generally valued using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices are expressed in local currency values and are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices a fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. These fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

See Notes to Schedule of Investments	122

Notes to Schedule of Investments (cont'd)

The following is a summary, by category of Level, of inputs used to value the Funds' investments as of August 31, 2010:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3§§	Total
Climate Change
Investments:
Common Stocks
Aerospace & Defense	$11	$—	$—	$11
Agricultural Products	11	—	—	11
Auto Parts & Equipment	75	—	—	75
Coal & Consumable Fuels	44	—	—	44
Commodity Chemicals	11	—	—	11
Communications Equipment	12	—	—	12
Construction & Engineering	75	—	—	75
Diversified Support Services	39	—	—	39
Electric Utilities	310	—	—	310
Electrical Components & Equipment	162	—	—	162
Electronic Components	9	—	—	9
Electronic Equipment & Instruments	66	—	—	66
Electronic Manufacturing Services	10	—	—	10
Environmental & Facilities Services	145	—	—	145
Forest Products	4	—	—	4
Gas Utilities	142	—	—	142
Heavy Electrical Equipment	54	—	—	54
Independent Power Producers & Energy Traders	112	11	—	123
Industrial Conglomerates	56	—	—	56
Industrial Gases	9	—	—	9
Industrial Machinery	167	—	—	167
IT Consulting & Other Services	13	—	—	13
Machinery	21	—	—	21
Multi-Utilities	261	—	—	261
Oil & Gas Equipment & Services	21	—	—	21
Oil & Gas Exploration & Production	71	—	—	71
Oil & Gas Storage & Transportation	110	—	—	110
Oil, Gas & Consumable Fuels	12	—	—	12
Railroads	11	—	—	11
Semiconductor Equipment	24	—	—	24
Semiconductors	76	—	—	76
Specialized Finance	10	—	—	10
Specialty Chemicals	9	—	—	9
Steel	8	—	—	8

See Notes to Schedule of Investments	123

Notes to Schedule of Investments (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Technology Distributors	$30	$—	$—	$30
Water Utilities	144	—	—	144
Total Common Stocks	2,345	11	—	2,356
Short-Term Investments	—	73	—	73
Total Investments	2,345	84	—	2,429
Emerging Markets Equity
Investments:
Common Stocks§	12,982	—	—	12,982
Preferred Stocks	—	—	—	—
Brazil	1,097	—	0	1,097
Short-Term Investments	—	483	—	483
Total Investments	14,079	483	0	14,562
Equity Income
Investments:
Common Stocks§	219,053	—	—	219,053
Convertible Preferred Stocks	6,336	—	—	6,336
Convertible Bonds	—	69,728	—	69,728
Short-Term Investments	—	21,503	—	21,503
Total Investments	225,389	91,231	—	316,620
Focus
Investments:
Common Stocks§	495,393	—	—	495,393
Short-Term Investments	—	10,268	—	10,268
Total Investments	495,393	10,268	—	505,661
Genesis
Investments:
Common Stocks§	8,365,270	—	—	8,365,270
Short-Term Investments	—	436,918	—	436,918
Total Investments	8,365,270	436,918	—	8,802,188
Guardian
Investments:
Common Stocks§	919,349	—	—	919,349
Short-Term Investments	—	37,359	—	37,359
Total Investments	919,349	37,359	—	956,708
International
Investments:
Common Stocks§	320,845	—	—	320,845
Preferred Stocks
Brazil	4,763	—	11	4,774

See Notes to Schedule of Investments	124

Notes to Schedule of Investments (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Rights
Belgium	$1	$—	$—	$1
Warrants
Italy	2	—	—	2
Short-Term Investments	—	10,082	—	10,082
Total Investments	325,611	10,082	11	335,704
International Institutional
Investments:
Common Stocks§	161,587	—	—	161,587
Preferred Stocks§	2,409	—	—	2,409
Rights§	1	—	—	1
Warrants§	1	—	—	1
Short-Term Investments	—	3,768	—	3,768
Total Investments	163,998	3,768	—	167,766
International Large Cap
Investments:
Common Stocks§	162,516	—	—	162,516
Preferred Stocks§	977	—	—	977
Rights§	0	—	—	0
Warrants§	1	—	—	1
Short-Term Investments	—	4,328	—	4,328
Total Investments	163,494	4,328	—	167,822
Intrinsic Value
Investments:
Common Stocks§	80,599	—	—	80,599
Rights	—	—	0	0
Short-Term Investments	—	1,134	—	1,134
Total Investments	80,599	1,134	0	81,733
Large Cap Disciplined Growth
Investments:
Common Stocks§	405,509	—	—	405,509
Short-Term Investments	—	15,610	—	15,610
Total Investments	405,509	15,610	—	421,119
Mid Cap Growth
Investments:
Common Stocks§	425,048	—	—	425,048
Short-Term Investments	—	26,089	—	26,089
Total Investments	425,048	26,089	—	451,137

See Notes to Schedule of Investments	125

Notes to Schedule of Investments (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Multi-Cap Opportunities
Investments:
Common Stocks§	$45,850	$—	$—	$45,850
Short-Term Investments	—	1,986	—	1,986
Total Investments	45,850	1,986	—	47,836
Partners
Investments:
Common Stocks§	2,174,433	—	—	2,174,433
Short-Term Investments	—	42,999	—	42,999
Total Investments	2,174,433	42,999	—	2,217,432
Real Estate
Investments:
Common Stocks§	145,791	—	—	145,791
Short-Term Investments	—	5,266	—	5,266
Total Investments	145,791	5,266	—	151,057
Regency
Investments:
Common Stocks§	131,014	—	—	131,014
Short-Term Investments	—	3,739	—	3,739
Total Investments	131,014	3,739	—	134,753
Select Equities
Investments:
Common Stocks§	59,836	—	—	59,836
Short-Term Investments	—	5,050	—	5,050
Total Investments	59,836	5,050	—	64,886
Small Cap Growth
Investments:
Common Stocks§	185,913	—	—	185,913
Short-Term Investments	—	5,041	—	5,041
Total Investments	185,913	5,041	—	190,954
Socially Responsive
Investments:
Common Stocks§	1,038,724	—	—	1,038,724
Short-Term Investments	—	53,109	—	53,109
Certificates of Deposit	—	300	—	300
Total Investments	1,038,724	53,409	—	1,092,133

See Notes to Schedule of Investments	126

Notes to Schedule of Investments (cont'd)

§	The Schedule of Investments provides information on the industry or country categorization for the portfolio.

As of the year ending August 31, 2010, for Climate Change, certain equity securities transferred from Level 1 to Level 2 under the valuation policies as a pricing service price was not available on August 31, 2010. For Emerging Markets Equity, certain equity securities transferred from Level 2 to Level 1 due to the availability of an exchange traded price on August 31, 2010.

§§	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 9/1/09	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Net transfers in and/or out of Level 3	Balance, as of 8/31/10	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/10
Investments in Securities:
Emerging Markets Equity
Preferred Stocks Brazil	$0	$—	$—	$—	$—	$0	$0
Convertible Bonds Brazil	8	—	(2)	(6)	—	—	—
Total	8	—	(2)	(6)	—	0	0
International
Preferred Stocks Brazil	10	—	1	—	—	11	1
Total	10	—	1	—	—	11	1
Intrinsic Value
Rights	—	—	0	—	—	0	0
Total	—	—	0	—	—	0	0

Liability Valuation Inputs

The following is a summary, by category of Level, of inputs used to value the Fund's derivatives as of August 31, 2010:

(000's omitted)	Level 1	Level 2	Level 3	Total
Equity Income
Option Contracts	$(64)	$—	$—	$(64)

#	At cost, which approximates market value.

See Notes to Schedule of Investments	127

Notes to Schedule of Investments (cont'd)

##	At August 31, 2010, selected fund information on a U.S. federal income tax basis was as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Climate Change Fund	$2,522	$141	$234	$(93)
Emerging Markets Fund	12,846	2,104	388	1,716
Equity Income Fund	312,594	9,262	5,236	4,026
Focus Fund	526,365	19,387	40,091	(20,704)
Genesis Fund	6,622,151	2,559,996	379,959	2,180,037
Guardian Fund	888,316	141,630	73,238	68,392
International Fund	311,261	42,850	18,407	24,443
International Institutional Fund	158,610	21,263	12,107	9,156
International Large Cap Fund	163,065	11,470	6,713	4,757
Intrinsic Value Fund	76,964	12,927	8,158	4,769
Large Cap Disciplined Growth Fund	426,462	22,713	28,056	(5,343)
Mid Cap Growth Fund	368,665	89,976	7,504	82,472
Multi-Cap Opportunities Fund	51,832	613	4,609	(3,996)
Partners Fund	2,015,174	409,801	207,543	202,258
Real Estate Fund	128,727	23,921	1,591	22,330
Regency Fund	138,383	9,655	13,285	(3,630)
Select Equities Fund	66,165	2,649	3,928	(1,279)
Small Cap Growth Fund	182,747	16,418	8,211	8,207
Socially Responsive Fund	1,031,318	142,888	82,073	60,815

*	Security did not produce income during the last twelve months.

^	Affiliated issuer (see Note F of Notes to Financial Statements).

‡‡	At August 31, 2010, Equity Income had outstanding call options written as follows:

Shares	Securities and Options	Market Value of Options
5,000	CNOOC Ltd. , Call Dec 2010 @ 200	$9,000
12,500	Knightsbridge Tankers, Call Dec 2010 @ 20	6,000
10,000	PG&E Corp, Call Mar 2011 @ 50	12,000
10,000	Progress Energy, Call Jan 2011 @ 46	4,000
10,000	Royal Gold, Call Jan 2011 @ 55	20,000
10,000	United Parcel Service, Call Jan 2011 @ 72.5	11,000
3,100	United Parcel Service, Call Jan 2011 @ 75	2,000
	Total	$64,000

ñ
Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At August 31,

See Notes to Schedule of Investments	128

Notes to Schedule of Investments (cont'd)

2010, these securities amounted to approximately $11,000 or 0.5% of net assets for Climate Change, approximately $16,000 or 0.1% of net assets for Emerging Markets Equity, approximately $13,536,000 or 4.2% of net assets for Equity Income, approximately $1,510,000 or 0.5% of net assets for International, and approximately $739,000 or 0.4% of net assets for International Institutional.

Ñ
These securities have been deemed by the investment manager to be illiquid. At August 31, 2010, these securities amounted to approximately $99 or 0.0% of net assets for Emerging Markets Equity, approximately $8,422,000 or 2.5% of net assets for International, and approximately $1,906,000 or 1.1% of net assets for International Institutional.

^^	Value of the security was determined using methods the Board has approved on the belief they reflect fair value.

ØØ	All or a portion of this security is segregated in connection with written options.

a	Step Bond: Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

See Notes to Schedule of Investments	129

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130

Statements of Assets and Liabilities

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	CLIMATE CHANGE FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND
	August 31, 2010	August 31, 2010	August 31, 2010	August 31, 2010	August 31, 2010
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$2,429	$14,562	$316,620	$505,661	$5,149,206
Affiliated issuers	—	—	—	—	3,652,982
	2,429	14,562	316,620	505,661	8,802,188
Cash	—	4	—	—	1,627
Foreign currency	—	67	12	—	—
Dividends and interest receivable	6	21	2,504	868	7,239
Receivable for securities sold	23	165	—	—	16,802
Receivable for Fund shares sold	—	23	6,373	25	68,767
Receivable from Management—net (Note B)	14	40	—	—	—
Prepaid expenses and other assets	—	1	11	47	590
Total Assets	2,472	14,883	325,520	506,601	8,897,213
Liabilities
Options contracts written, at value (Note A)	—	—	64	—	—
Payable for securities purchased	14	173	3,226	—	10,304
Payable for Fund shares redeemed	2	—	445	470	35,095
Payable to investment manager—net (Notes A & B)	2	12	139	242	5,147
Payable to administrator—net (Note B)	—	—	50	121	2,140
Payable for organization costs	—	—	—	—	—
Accrued expenses and other payables	59	78	105	221	1,295
Total Liabilities	77	263	4,029	1,054	53,981
Net Assets at value	$2,395	$14,620	$321,491	$505,547	$8,843,232
Net Assets consist of:
Paid-in capital	$4,060	$12,412	$308,999	$613,837	$7,159,535
Undistributed net investment income (loss)	—	—	5,312	3,144	(16)
Distributions in excess of net investment income	(59)	(22)	—	—	—
Accumulated net realized gains (losses) on investments	(1,578)	500	(2,078)	(91,846)	(506,983)
Net unrealized appreciation (depreciation) in value of investments	(28)	1,730	9,258	(19,588)	2,190,696
Net Assets at value	$2,395	$14,620	$321,491	$505,547	$8,843,232
Net Assets
Investor Class	$—	$—	$—	$478,831	$1,773,627
Trust Class	—	—	—	18,891	3,057,582
Advisor Class	—	—	—	7,744	440,214
Institutional Class	388	8,954	100,880	27	3,571,809
Class A	1,535	5,478	176,620	27	—
Class C	472	157	43,961	27	—
Class R3	—	31	30	—	—

See Notes to Schedule of Investments	131

	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND	INTRINSIC VALUE FUND
	August 31, 2010	August 31, 2010	August 31, 2010	August 31, 2010	August 31, 2010
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$956,708	$335,704	$167,766	$167,822	$81,733
Affiliated issuers	—	—	—	—	—
	956,708	335,704	167,766	167,822	81,733
Cash	—	—	—	—	—
Foreign currency	—	205	184	88	—
Dividends and interest receivable	1,324	600	369	291	60
Receivable for securities sold	—	209	105	105	597
Receivable for Fund shares sold	204	63	16	212	—
Receivable from Management—net (Note B)	—	—	48	—	6
Prepaid expenses and other assets	121	22	11	7	2
Total Assets	958,357	336,803	168,499	168,525	82,398
Liabilities
Options contracts written, at value (Note A)	—	—	—	—	—
Payable for securities purchased	—	492	183	211	625
Payable for Fund shares redeemed	424	402	6	90	—
Payable to investment manager—net (Notes A & B)	434	249	124	78	61
Payable to administrator—net (Note B)	237	80	—	37	—
Payable for organization costs	—	—	—	—	17
Accrued expenses and other payables	303	281	114	103	74
Total Liabilities	1,398	1,504	427	519	777
Net Assets at value	$956,959	$335,299	$168,072	$168,006	$81,621
Net Assets consist of:
Paid-in capital	$1,008,372	$534,957	$330,748	$231,804	$75,228
Undistributed net investment income (loss)	3,829	—	—	175	93
Distributions in excess of net investment income	—	(1,123)	(399)	—	—
Accumulated net realized gains (losses) on investments	(125,128)	(234,568)	(173,081)	(70,751)	1,351
Net unrealized appreciation (depreciation) in value of investments	69,886	36,033	10,804	6,778	4,949
Net Assets at value	$956,959	$335,299	$168,072	$168,006	$81,621
Net Assets
Investor Class	$869,224	$172,538	$—	$—	$—
Trust Class	78,995	162,761	—	27,694	—
Advisor Class	511	—	—	—	—
Institutional Class	4,263	—	168,072	129,461	80,944
Class A	3,535	—	—	9,284	630
Class C	373	—	—	1,506	47
Class R3	58	—	—	61	—

132

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	CLIMATE CHANGE FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND
	August 31, 2010	August 31, 2010	August 31, 2010	August 31, 2010	August 31, 2010
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	29,797	67,073
Trust Class	—	—	—	1,611	80,626
Advisor Class	—	—	—	959	20,009
Institutional Class	62	573	10,066	2	97,707
Class A	246	352	17,673	2	—
Class C	77	10	4,414	3	—
Class R3	—	2	3	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$16.07	$26.44
Trust Class	—	—	—	11.73	37.92
Advisor Class	—	—	—	8.08	22.00
Institutional Class	6.26	15.61	10.02	16.08	36.56
Class R3	—	15.42	9.99	—	—
Net Asset Value and redemption price per share
Class A	$6.25	$15.57	$9.99	$11.73	$—
Offering Price per share
Class A‡	$6.63	$16.52	$10.60	$12.45	$—
Net Asset Value and offering price per share
Class C^	$6.15	$15.41	$9.96	$8.07	$—
*Cost of Investments:
Unaffiliated issuers	$2,457	$12,809	$307,373	$525,249	$3,913,356
Affiliated issuers	—	—	—	—	2,698,136
Total cost of investments	$2,457	$12,809	$307,373	$525,249	$6,611,492
Total cost of foreign currency	$—	$67	$12	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Schedule of Investments	133

	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND	INTRINSIC VALUE FUND
	August 31, 2010	August 31, 2010	August 31, 2010	August 31, 2010	August 31, 2010
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	72,553	11,887	—	—	—
Trust Class	8,423	10,124	—	3,333	—
Advisor Class	48	—	—	—	—
Institutional Class	355	—	20,752	15,567	8,598
Class A	378	—	—	1,123	67
Class C	35	—	—	184	5
Class R3	5	—	—	7	—
Net Asset Value, offering and redemption price per share
Investor Class	$11.98	$14.51	$—	$—	$—
Trust Class	9.38	16.08	—	8.31	—
Advisor Class	10.59	—	—	—	—
Institutional Class	12.01	—	8.10	8.32	9.41
Class R3	10.57	—	—	8.26	—
Net Asset Value and redemption price per share
Class A	$9.36	$—	$—	$8.27	$9.40
Offering Price per share
Class A‡	$9.93	$—	$—	$8.77	$9.97
Net Asset Value and offering price per share
Class C^	$10.51	$—	$—	$8.20	$9.38
*Cost of Investments:
Unaffiliated issuers	$886,824	$299,684	$156,976	$161,054	$76,784
Affiliated issuers	—	—	—	—	—
Total cost of investments	$886,824	$299,684	$156,976	$161,054	$76,784
Total cost of foreign currency	$—	$205	$180	$88	$—

134

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	LARGE CAP DISCIPLINED GROWTH FUND	MID CAP GROWTH FUND	MULTI-CAP OPPORTUNITIES FUND	PARTNERS FUND	REAL ESTATE FUND
	August 31, 2010	August 31, 2010	August 31, 2010	August 31, 2010	August 31, 2010
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$421,119	$451,137	$47,836	$2,217,432	$151,057
Affiliated issuers	—	—	—	—	—
	421,119	451,137	47,836	2,217,432	151,057
Cash	—	—	—	—	—
Foreign currency	—	—	—	—	—
Dividends and interest receivable	678	315	68	3,001	114
Receivable for securities sold	—	—	—	11,964	—
Receivable for Fund shares sold	3,529	441	107	454	735
Receivable from Management—net (Note B)	—	—	16	—	86
Prepaid expenses and other assets	22	32	3	196	7
Total Assets	425,348	451,925	48,030	2,233,047	151,999
Liabilities
Options contracts written, at value (Note A)	—	—	—	—	—
Payable for securities purchased	2,724	786	402	1,123	1,627
Payable for Fund shares redeemed	220	433	—	2,787	134
Payable to investment manager—net (Notes A & B)	195	212	25	937	101
Payable to administrator—net (Note B)	64	91	—	741	—
Payable for organization costs	—	—	—	—	—
Accrued expenses and other payables	106	177	48	452	99
Total Liabilities	3,309	1,699	475	6,040	1,961
Net Assets at value	$422,039	$450,226	$47,555	$2,227,007	$150,038
Net Assets consist of:
Paid-in capital	$435,276	$492,575	$52,113	$2,593,304	$144,004
Undistributed net investment income (loss)	991	—	257	2,192	—
Distributions in excess of net investment income	—	—	—	—	—
Accumulated net realized gains (losses) on investments	(10,735)	(125,675)	(878)	(578,891)	(22,571)
Net unrealized appreciation (depreciation) in value of investments	(3,493)	83,326	(3,937)	210,402	28,605
Net Assets at value	$422,039	$450,226	$47,555	$2,227,007	$150,038
Net Assets
Investor Class	$11,352	$288,029	$—	$1,189,116	$—
Trust Class	—	21,772	—	547,557	126,728
Advisor Class	—	5,413	—	341,512	—
Institutional Class	346,626	121,087	47,189	148,734	22,607
Class A	33,034	13,637	300	32	538
Class C	30,971	226	66	28	135
Class R3	56	62	—	28	30

See Notes to Schedule of Investments	135

	REGENCY FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	August 31, 2010	August 31, 2010	August 31, 2010	August 31, 2010
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$134,753	$64,886	$190,954	$1,092,133
Affiliated issuers	—	—	—	—
	134,753	64,886	190,954	1,092,133
Cash	—	—	—	674
Foreign currency	—	—	—	—
Dividends and interest receivable	196	135	8	1,527
Receivable for securities sold	2,502	2,904	2,518	33,095
Receivable for Fund shares sold	19	118	155	17,811
Receivable from Management—net (Note B)	3	—	—	—
Prepaid expenses and other assets	9	4	14	70
Total Assets	137,482	68,047	193,649	1,145,310
Liabilities
Options contracts written, at value (Note A)	—	—	—	—
Payable for securities purchased	—	742	2,187	4,004
Payable for Fund shares redeemed	161	54	707	18,693
Payable to investment manager—net (Notes A & B)	62	32	144	498
Payable to administrator—net (Note B)	—	6	40	322
Payable for organization costs	—	—	—	—
Accrued expenses and other payables	81	82	166	269
Total Liabilities	304	916	3,244	23,786
Net Assets at value	$137,178	$67,131	$190,405	$1,121,524
Net Assets consist of:
Paid-in capital	$165,886	$66,824	$295,086	$1,232,510
Undistributed net investment income (loss)	47	114	—	2,492
Distributions in excess of net investment income	—	—	—	—
Accumulated net realized gains (losses) on investments	(28,026)	1,164	(115,952)	(175,084)
Net unrealized appreciation (depreciation) in value of investments	(729)	(971)	11,271	61,606
Net Assets at value	$137,178	$67,131	$190,405	$1,121,524
Net Assets
Investor Class	$55,890	$—	$75,365	$582,521
Trust Class	80,496	—	22,034	356,110
Advisor Class	—	—	9,716	—
Institutional Class	703	17,551	82,630	166,893
Class A	28	37,956	471	12,446
Class C	33	11,624	130	3,326
Class R3	28	—	59	228

136

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	LARGE CAP DISCIPLINED GROWTH FUND	MID CAP GROWTH FUND	MULTI-CAP OPPORTUNITIES FUND	PARTNERS FUND	REAL ESTATE FUND
	August 31, 2010	August 31, 2010	August 31, 2010	August 31, 2010	August 31, 2010
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,836	34,156	—	53,985	—
Trust Class	—	1,697	—	32,396	12,387
Advisor Class	—	412	—	23,409	—
Institutional Class	55,909	14,179	5,874	6,714	2,205
Class A	5,347	1,062	37	2	53
Class C	5,058	17	8	2	13
Class R3	9	5	—	2	3
Net Asset Value, offering and redemption price per share
Investor Class	$6.18	$8.43	$—	$22.03	$—
Trust Class	—	12.83	—	16.90	10.23
Advisor Class	—	13.14	—	14.59	—
Institutional Class	6.20	8.54	8.03	22.15	10.25
Class R3	6.16	13.17	—	14.58	10.23
Net Asset Value and redemption price per share
Class A	$6.18	$12.84	$8.02	$16.90	$10.23
Offering Price per share
Class A‡	$6.56	$13.62	$8.51	$17.93	$10.85
Net Asset Value and offering price per share
Class C^	$6.12	$13.09	$7.97	$14.57	$10.24
*Cost of Investments:
Unaffiliated issuers	$424,612	$367,811	$51,773	$2,007,026	$122,452
Affiliated issuers	—	—	—	—	—
Total cost of investments	$424,612	$367,811	$51,773	$2,007,026	$122,452
Total cost of foreign currency	$—	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Schedule of Investments	137

	REGENCY FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	August 31, 2010	August 31, 2010	August 31, 2010	August 31, 2010
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	4,559	—	5,511	28,308
Trust Class	7,539	—	1,476	25,230
Advisor Class	—	—	979	—
Institutional Class	57	2,219	6,008	8,100
Class A	3	4,817	32	884
Class C	3	1,502	13	238
Class R3	3	—	6	16
Net Asset Value, offering and redemption price per share
Investor Class	$12.26	$—	$13.68	$20.58
Trust Class	10.68	—	14.93	14.11
Advisor Class	—	—	9.92	—
Institutional Class	12.28	7.91	13.75	20.60
Class R3	10.67	—	9.93	14.05
Net Asset Value and redemption price per share
Class A	$10.68	$7.88	$14.95	$14.08
Offering Price per share
Class A‡	$11.33	$8.36	$15.86	$14.94
Net Asset Value and offering price per share
Class C^	$10.66	$7.74	$9.87	$13.94
*Cost of Investments:
Unaffiliated issuers	$135,482	$65,857	$179,683	$1,030,530
Affiliated issuers	—	—	—	—
Total cost of investments	$135,482	$65,857	$179,683	$1,030,530
Total cost of foreign currency	$—	$—	$—	$—

138

Statements of Operations

Neuberger Berman Equity Funds
(000's omitted)

	CLIMATE CHANGE FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND
	For the Year Ended August 31, 2010	For the Year Ended August 31, 2010	For the Year Ended August 31, 2010	For the Year Ended August 31, 2010	For the Year Ended August 31, 2010
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$46	$230	$6,725	$9,093	$47,761
Dividend income—affiliated issuers (Note F)	—	—	—	—	42,091
Interest income—unaffiliated issuers	—	1	1,429	21	703
Income from securities loaned—net (Note F)	—	—	—	41	—
Foreign taxes withheld	(1)	(25)	(358)	—	(455)
Total income	$45	$206	$7,796	$9,155	$90,100
Expenses:
Investment management fees (Notes A & B)	26	102	874	3,085	62,529
Administration fees (Note B)	2	6	96	348	5,657
Administration fees (Note B):
Investor Class	—	—	—	1,094	3,681
Trust Class	—	—	—	78	11,445
Advisor Class	—	—	—	32	1,540
Institutional Class	1	6	46	—	3,391
Class A	3	7	178	—	—
Class C	1	1	38	—	—
Class R3	—	—	—	—	—
Distribution fees (Note B):
Trust Class	—	—	—	23	—
Advisor Class	—	—	—	24	1,132
Class A	4	9	223	—	—
Class C	3	3	189	—	—
Class R3	—	—	—	—	—
Shareholder servicing agent fees:
Investor Class	—	—	—	401	1,662
Trust Class	—	—	—	12	280
Advisor Class	—	—	—	10	69
Institutional Class	7	10	23	2	245
Class A	1	—	32	2	—
Class C	—	—	10	2	—
Class R3	—	2	2	—	—
Organization expense (Note A)	—	—	—	—	—
Audit fees	40	41	58	58	64
Custodian fees (Note B)	38	216	115	164	1,321
Insurance expense	—	—	4	35	557
Legal fees	66	116	87	94	170
Registration and filing fees	41	99	71	88	215
Reimbursement of expenses previously assumed by Management (Note B)	—	—	—	3	—
Shareholder reports	4	10	21	76	1,757
Trustees' fees and expenses	45	45	45	45	45
Miscellaneous	3	9	20	53	664
Total expenses	285	682	2,132	5,729	96,424

See Notes to Schedule of Investments	139

	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND	INTRINSIC VALUE FUND
	For the Year Ended August 31, 2010	For the Year Ended August 31, 2010	For the Year Ended August 31, 2010	For the Year Ended August 31, 2010	For the Period from May 10, 2010 (Commencement of Operations) to August 31, 2010
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$13,942	$9,500	$5,286	$3,093	$376
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest income—unaffiliated issuers	56	18	10	11	1
Income from securities loaned—net (Note F)	7	235	123	85	—
Foreign taxes withheld	(238)	(771)	(438)	(294)	—
Total income	$13,767	$8,982	$4,981	$2,895	$377
Expenses:
Investment management fees (Notes A & B)	5,238	3,241	1,815	673	242
Administration fees (Note B)	615	231	128	73	17
Administration fees (Note B):
Investor Class	1,877	397	—	—	—
Trust Class	274	636	—	103	—
Advisor Class	2	—	—	—	—
Institutional Class	2	—	192	75	25
Class A	5	—	—	15	—
Class C	—	—	—	2	—
Class R3	—	—	—	—	—
Distribution fees (Note B):
Trust Class	81	—	—	30	—
Advisor Class	1	—	—	—	—
Class A	7	—	—	19	—
Class C	2	—	—	10	1
Class R3	—	—	—	—	—
Shareholder servicing agent fees:
Investor Class	828	170	—	—	—
Trust Class	17	96	—	20	—
Advisor Class	8	—	—	—	—
Institutional Class	1	—	21	13	3
Class A	3	—	—	3	—
Class C	1	—	—	1	—
Class R3	1	—	—	1	—
Organization expense (Note A)	—	—	—	—	196
Audit fees	59	60	59	56	22
Custodian fees (Note B)	293	365	215	183	14
Insurance expense	62	23	13	6	1
Legal fees	90	161	74	85	18
Registration and filing fees	91	33	5	68	53
Reimbursement of expenses previously assumed by Management (Note B)	—	—	—	—	—
Shareholder reports	169	115	24	19	12
Trustees' fees and expenses	45	45	45	45	14
Miscellaneous	79	66	60	39	1
Total expenses	9,851	5,639	2,651	1,539	619

140

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	CLIMATE CHANGE FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND
	For the Year Ended August 31, 2010	For the Year Ended August 31, 2010	For the Year Ended August 31, 2010	For the Year Ended August 31, 2010	For the Year Ended August 31, 2010
Expenses reimbursed by Management (Note B)	(249)	(542)	(324)	(6)	(783)
Investment management fees waived (Note A)	—	—	—	—	—
Expenses reduced by custodian fee expense offset arrangement (Note B)	—	—	—	—	—
Total net expenses	36	140	1,808	5,723	95,641
Net investment income (loss)	$9	$66	$5,988	$3,432	$(5,541)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	450	904	5,694	48,584	319,101
Sales of investment securities of affiliated issuers	—	—	—	5	8,723
Redemption in-kind	—	—	—	—	—
Foreign currency	—	(22)	(32)	—	(16)
Options written	—	—	469	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	—	363	6,942	(61,312)	(157,192)
Affiliated investment securities	(437)	—	—	—	563,072
Foreign currency	—	(1)	(2)	—	—
Options written	—	—	7	—	—
Net gain (loss) on investments	13	1,244	13,078	(12,723)	733,688
Net increase (decrease) in net assets resulting from operations	$22	$1,310	$19,066	$(9,291)	$728,147

See Notes to Schedule of Investments	141

	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND	INTRINSIC VALUE FUND
	For the Year Ended August 31, 2010	For the Year Ended August 31, 2010	For the Year Ended August 31, 2010	For the Year Ended August 31, 2010	For the Period from May 10, 2010 (Commencement of Operations) to August 31, 2010
Expenses reimbursed by Management (Note B)	(13)	(16)	(934)	(290)	(334)
Investment management fees waived (Note A)	—	—	—	—	—
Expenses reduced by custodian fee expense offset arrangement (Note B)	—	—	—	—	—
Total net expenses	9,838	5,623	1,717	1,249	285
Net investment income (loss)	$3,929	$3,359	$3,264	$1,646	$92
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	5,702	22,269	8,803	1,486	1,351
Sales of investment securities of affiliated issuers	54	177	29	(12)	—
Redemption in-kind	—	—	—	—	—
Foreign currency	(94)	(407)	(169)	(271)	—
Options written	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	68,324	8,247	5,809	1,224	(6,647)
Affiliated investment securities	—	—	—	—	—
Foreign currency	10	3	14	3	—
Options written	—	—	—	—	—
Net gain (loss) on investments	73,996	30,289	14,486	2,430	(5,296)
Net increase (decrease) in net assets resulting from operations	$77,925	$33,648	$17,750	$4,076	$(5,204)

142

Statements of Operations (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	LARGE CAP DISCIPLINED GROWTH FUND	MID CAP GROWTH FUND	MULTI-CAP OPPORTUNITIES FUND	PARTNERS FUND	REAL ESTATE FUND
	For the Year Ended August 31, 2010	For the Year Ended August 31, 2010	For the Year Ended August 31, 2010	For the Year Ended August 31, 2010	For the Year Ended August 31, 2010
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$3,987	$2,383	$493	$27,679	$2,773
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest income—unaffiliated issuers	20	48	3	87	6
Income from securities loaned—net (Note F)	—	179	—	279	7
Foreign taxes withheld	(12)	(23)	(3)	(537)	(10)
Total income	$3,995	$2,587	$493	$27,508	$2,776
Expenses:
Investment management fees (Notes A & B)	1,573	2,628	140	12,291	821
Administration fees (Note B)	173	293	14	1,594	62
Administration fees (Note B):
Investor Class	23	606	—	2,846	—
Trust Class	—	74	2	2,229	299
Advisor Class	—	21	—	1,360	—
Institutional Class	184	139	21	160	13
Class A	82	8	—	—	—
Class C	65	—	—	—	—
Class R3	—	—	—	—	—
Distribution fees (Note B):
Trust Class	—	—	1	656	88
Advisor Class	—	16	—	1,000	—
Class A	103	10	—	—	—
Class C	324	2	—	—	—
Class R3	—	—	—	—	—
Shareholder servicing agent fees:
Investor Class	29	412	—	1,009	—
Trust Class	—	12	2	59	62
Advisor Class	—	10	—	47	—
Institutional Class	19	17	7	19	9
Class A	28	2	2	2	2
Class C	9	1	1	2	2
Class R3	1	1	—	2	2
Organization expense (Note A)	—	—	—	—	—
Audit fees	23	23	22	58	60
Custodian fees (Note B)	147	199	30	471	64
Insurance expense	8	26	1	147	4
Legal fees	72	84	98	90	95
Registration and filing fees	84	96	57	136	78
Reimbursement of expenses previously assumed by Management (Note B)	—	1	—	10	—
Shareholder reports	77	154	13	338	37
Trustees' fees and expenses	46	45	45	45	45
Miscellaneous	26	57	4	205	11
Total expenses	3,096	4,937	460	24,776	1,754

See Notes to Schedule of Investments	143

	REGENCY FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Year Ended August 31, 2010	For the Year Ended August 31, 2010	For the Year Ended August 31, 2010	For the Year Ended August 31, 2010
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,539	$1,057	$543	$13,938
Dividend income—affiliated issuers (Note F)	—	—	—	—
Interest income—unaffiliated issuers	11	19	6	31
Income from securities loaned—net (Note F)	7	—	75	33
Foreign taxes withheld	(9)	(7)	—	(401)
Total income	$1,548	$1,069	$624	$13,601
Expenses:
Investment management fees (Notes A & B)	646	379	2,014	5,653
Administration fees (Note B)	71	41	142	670
Administration fees (Note B):
Investor Class	113	—	284	1,274
Trust Class	205	—	113	1,202
Advisor Class	—	—	40	—
Institutional Class	—	12	45	107
Class A	—	89	1	12
Class C	—	22	—	4
Class R3	—	—	—	—
Distribution fees (Note B):
Trust Class	60	—	33	354
Advisor Class	—	—	29	—
Class A	—	112	1	15
Class C	—	111	1	18
Class R3	—	—	—	—
Shareholder servicing agent fees:
Investor Class	61	—	126	507
Trust Class	26	—	21	67
Advisor Class	—	—	14	—
Institutional Class	—	8	13	17
Class A	2	37	1	6
Class C	2	9	1	2
Class R3	2	—	1	1
Organization expense (Note A)	—	—	—	—
Audit fees	23	55	24	23
Custodian fees (Note B)	76	53	156	342
Insurance expense	6	3	16	64
Legal fees	88	65	96	108
Registration and filing fees	94	53	86	99
Reimbursement of expenses previously assumed by Management (Note B)	—	—	—	—
Shareholder reports	36	28	230	293
Trustees' fees and expenses	45	45	45	45
Miscellaneous	15	11	36	101
Total expenses	1,571	1,133	3,569	10,984

144

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	LARGE CAP DISCIPLINED GROWTH FUND	MID CAP GROWTH FUND	MULTI-CAP OPPORTUNITIES FUND	PARTNERS FUND	REAL ESTATE FUND
	For the Year Ended August 31, 2010	For the Year Ended August 31, 2010	For the Year Ended August 31, 2010	For the Year Ended August 31, 2010	For the Year Ended August 31, 2010
Expenses reimbursed by Management (Note B)	(378)	(137)	(224)	(6)	(757)
Investment management fees waived (Note A)	—	—	—	—	—
Expenses reduced by custodian fee expense offset arrangement (Note B)	—	—	—	—	—
Total net expenses	2,718	4,800	236	24,770	997
Net investment income (loss)	$1,277	$(2,213)	$257	$2,738	$1,779
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	260	43,967	383	(7,946)	10,053
Sales of investment securities of affiliated issuers	—	615	—	745	52
Redemption in-kind	—	—	10	—	—
Foreign currency	—	1	—	(12)	—
Options written	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(17,073)	25,565	(4,095)	82,982	15,288
Affiliated investment securities	—	—	—	—	—
Foreign currency	—	—	—	(4)	—
Options written	—	—	—	—	—
Net gain (loss) on investments	(16,813)	70,148	(3,702)	75,765	25,393
Net increase (decrease) in net assets resulting from operations	$(15,536)	$67,935	$(3,445)	$78,503	$27,172

See Notes to Schedule of Investments	145

	REGENCY FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Year Ended August 31, 2010	For the Year Ended August 31, 2010	For the Year Ended August 31, 2010	For the Year Ended August 31, 2010
Expenses reimbursed by Management (Note B)	(87)	(282)	(1,100)	(30)
Investment management fees waived (Note A)	(37)	—	—	—
Expenses reduced by custodian fee expense offset arrangement (Note B)	—	—	—	—
Total net expenses	1,447	851	2,469	10,954
Net investment income (loss)	$101	$218	$(1,845)	$2,647
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	3,295	3,708	34,241	(19,371)
Sales of investment securities of affiliated issuers	5	—	369	1
Redemption in-kind	—	—	—	—
Foreign currency	(1)	—	—	(152)
Options written	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(787)	(4,906)	(23,308)	113,639
Affiliated investment securities	—	—	—	—
Foreign currency	—	—	—	11
Options written	—	—	—	—
Net gain (loss) on investments	2,512	(1,198)	11,302	94,128
Net increase (decrease) in net assets resulting from operations	$2,613	$(980)	$9,457	$96,775

146

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)

	CLIMATE CHANGE FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Period from October 8, 2008 (Commencement of Operations) to August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$9	$18	$66	$48	$5,988	$1,039
Net realized gain (loss) on investments	450	(1,753)	882	36	6,131	(4,817)
Net increase from payments by affiliates	—	—	—	1	—	—
Change in net unrealized appreciation (depreciation) of investments	(437)	631	362	1,368	6,947	2,047
Net increase (decrease) in net assets resulting from operations	22	(1,104)	1,310	1,453	19,066	(1,731)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	(7)	(51)	(17)	(73)	(1,568)	(83)
Class A	(1)	(44)	(6)	(3)	(2,468)	(593)
Class C	—	(3)	—	(2)	(389)	(33)
Class R3	—	—	—	—	(0)	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	—	—	(304)	—	—	(8)
Class A	—	—	(131)	—	—	(195)
Class C	—	—	(19)	—	—	(11)
Tax Return of Capital:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Total distributions to shareholders	(8)	(98)	(477)	(78)	(4,425)	(923)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	430	—	4,202	2,803	89,935	17,793
Class A	919	766	4,844	1,839	141,691	34,665
Class C	431	131	118	230	40,417	3,843
Class R3	—	—	30	—	30	—

See Notes to Schedule of Investments	147

	FOCUS FUND		GENESIS FUND
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$3,432	$4,844	$(5,541)	$966
Net realized gain (loss) on investments	48,589	(140,203)	327,808	(832,740)
Net increase from payments by affiliates	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(61,312)	(59,381)	405,880	(2,423,686)
Net increase (decrease) in net assets resulting from operations	(9,291)	(194,740)	728,147	(3,255,460)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(4,238)	(4,182)	—	—
Trust Class	(186)	(216)	—	—
Advisor Class	(102)	(101)	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Net realized gain on investments:
Investor Class	—	(67,093)	—	(80,456)
Trust Class	—	(3,422)	—	(173,777)
Advisor Class	—	(1,281)	—	(19,689)
Institutional Class	—	—	—	(168,141)
Class A	—	—	—	—
Class C	—	—	—	—
Tax Return of Capital:
Investor Class	—	—	—	(4)
Trust Class	—	—	—	(6)
Advisor Class	—	—	—	(1)
Institutional Class	—	—	—	(6)
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Total distributions to shareholders	(4,526)	(76,295)	—	(442,080)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	7,024	7,825	368,995	329,375
Trust Class	3,571	6,788	545,267	732,619
Advisor Class	1,328	1,361	160,779	127,612
Institutional Class	30	—	995,196	707,914
Class A	30	—	—	—
Class C	30	—	—	—
Class R3	—	—	—	—

148

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	CLIMATE CHANGE FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Period from October 8, 2008 (Commencement of Operations) to August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	5	51	321	73	665	67
Class A	1	39	131	3	1,997	645
Class C	—	3	19	2	139	19
Class R3	—	—	—	—	—	—
Proceeds from shares issued in connection with mergers (Note H):
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Proceeds from conversion of Trust Class or Class A shares (Note H):
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	(1,653)	—	(166)	—	(13,484)	(4,176)
Class A	(661)	(740)	(1,588)	(158)	(18,707)	(13,462)
Class C	(120)	(6)	(231)	(62)	(2,005)	(978)
Redemption fees retained:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	1	—	—	—
Class A	—	—	1	—	—	—
Class C	—	—	—	—	—	—
Proceeds from shares issued in connection with the Reorganization (Note H):
Institutional Class	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	(648)	244	7,682	4,730	240,678	38,416
Net Increase (Decrease) in Net Assets	(634)	(958)	8,515	6,105	255,319	35,762
Net Assets:
Beginning of year	3,029	3,987	6,105	—	66,172	30,410
End of year	$2,395	$3,029	$14,620	$6,105	$321,491	$66,172
Undistributed net investment income (loss) at end of year	$—	$—	$—	$—	$5,312	$365
Distributions in excess of net investment income at end of year	$(59)	$(62)	$(22)	$(45)	$—	$—

See Notes to Schedule of Investments	149

	FOCUS FUND		GENESIS FUND
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009
Proceeds from reinvestment of dividends and distributions:
Investor Class	3,709	62,415	—	77,477
Trust Class	182	3,550	—	161,758
Advisor Class	100	1,369	—	19,082
Institutional Class	—	—	—	167,662
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Proceeds from shares issued in connection with mergers (Note H):
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from conversion of Trust Class or Class A shares (Note H):
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Payments for shares redeemed:
Investor Class	(59,627)	(73,700)	(357,889)	(475,531)
Trust Class	(8,171)	(13,371)	(1,002,217)	(1,020,015)
Advisor Class	(3,737)	(4,156)	(148,456)	(167,155)
Institutional Class	—	—	(998,452)	(976,050)
Class A	—	—	—	—
Class C	—	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from shares issued in connection with the Reorganization (Note H):
Institutional Class	—	—	—	—
Net increase (decrease) from Fund share transactions	(55,531)	(7,919)	(436,777)	(315,252)
Net Increase (Decrease) in Net Assets	(69,348)	(278,954)	291,370	(4,012,792)
Net Assets:
Beginning of year	574,895	853,849	8,551,862	12,564,654
End of year	$505,547	$574,895	$8,843,232	$8,551,862
Undistributed net investment income (loss) at end of year	$3,144	$4,523	$(16)	$(3)
Distributions in excess of net investment income at end of year	$—	$—	$—	$—

150

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	GUARDIAN FUND		INTERNATIONAL FUND
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$3,929	$5,913	$3,359	$5,582
Net realized gain (loss) on investments	5,662	(126,046)	22,039	(232,506)
Net increase from payments by affiliates	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	68,334	(197,808)	8,250	31,789
Net increase (decrease) in net assets resulting from operations	77,925	(317,941)	33,648	(195,135)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(4,777)	(3,980)	(2,021)	(6,506)
Trust Class	(413)	(295)	(1,558)	(5,862)
Advisor Class	(1)	—	—	—
Institutional Class	(1)	—	—	—
Class A	(9)	—	—	—
Class C	(0)	—	—	—
Class R3	(0)	—	—	—
Net realized gain on investments:
Investor Class	—	(94,513)	—	—
Trust Class	—	(7,812)	—	—
Advisor Class	—	(62)	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Tax Return of Capital:
Investor Class	—	—	(776)	—
Trust Class	—	—	(661)	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Total distributions to shareholders	(5,201)	(106,662)	(5,016)	(12,368)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	29,249	42,010	7,515	19,420
Trust Class	18,549	12,413	18,054	30,446
Advisor Class	95	204	—	—
Institutional Class	4,645	50	—	—
Class A	5,973	487	—	—
Class C	395	50	—	—
Class R3	—	50	—	—

See Notes to Schedule of Investments	151

	INTERNATIONAL INSTITUTIONAL FUND		INTERNATIONAL LARGE CAP FUND		INTRINSIC VALUE FUND
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009	Period from May 10, 2010 (Commencement of Operations) to August 31, 2010
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$3,264	$4,564	$1,646	$1,816	$92
Net realized gain (loss) on investments	8,663	(148,440)	1,203	(62,155)	1,351
Net increase from payments by affiliates	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	5,823	29,357	1,227	21,566	(6,647)
Net increase (decrease) in net assets resulting from operations	17,750	(114,519)	4,076	(38,773)	(5,204)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—
Trust Class	—	—	(333)	(848)	—
Advisor Class	—	—	—	—	—
Institutional Class	(3,179)	(9,897)	(1,013)	(2,903)	—
Class A	—	—	(72)	(52)	—
Class C	—	—	(6)	(3)	—
Class R3	—	—	(1)	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	—
Advisor Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Tax Return of Capital:
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	—
Advisor Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Class R3	—	—	—	—	—
Total distributions to shareholders	(3,179)	(9,897)	(1,425)	(3,806)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—
Trust Class	—	—	4,570	11,048	—
Advisor Class	—	—	—	—	—
Institutional Class	19,694	49,948	64,193	3,498	3,148
Class A	—	—	6,921	2,160	730
Class C	—	—	1,241	278	50
Class R3	—	—	3	50	—

152

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	GUARDIAN FUND		INTERNATIONAL FUND
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009
Proceeds from reinvestment of dividends and distributions:
Investor Class	4,474	92,722	2,383	5,498
Trust Class	412	8,083	2,041	5,247
Advisor Class	—	56	—	—
Institutional Class	—	—	—	—
Class A	9	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Proceeds from shares issued in connection with mergers (Note H):
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from conversion of Trust Class or Class A shares (Note H):
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Payments for shares redeemed:
Investor Class	(107,774)	(120,403)	(60,498)	(121,991)
Trust Class	(16,152)	(20,513)	(73,098)	(143,841)
Advisor Class	(170)	(307)	—	—
Institutional Class	(326)	—	—	—
Class A	(2,798)	—	—	—
Class C	(64)	—	—	—
Redemption fees retained:
Investor Class	—	—	6	34
Trust Class	—	—	6	37
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from shares issued in connection with the Reorganization (Note H):
Institutional Class	—	—	—	—
Net increase (decrease) from Fund share transactions	(63,483)	14,902	(103,591)	(205,150)
Net Increase (Decrease) in Net Assets	9,241	(409,701)	(74,959)	(412,653)
Net Assets:
Beginning of year	947,718	1,357,419	410,258	822,911
End of year	$956,959	$947,718	$335,299	$410,258
Undistributed net investment income (loss) at end of year	$3,829	$5,195	$—	$—
Distributions in excess of net investment income at end of year	$—	$—	$(1,123)	$(464)

See Notes to Schedule of Investments	153

	INTERNATIONAL INSTITUTIONAL FUND		INTERNATIONAL LARGE CAP FUND		INTRINSIC VALUE FUND
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009	Period from May 10, 2010 (Commencement of Operations) to August 31, 2010
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—
Trust Class	—	—	320	823	—
Advisor Class	—	—	—	—	—
Institutional Class	3,168	9,873	998	2,264	—
Class A	—	—	69	48	—
Class C	—	—	1	2	—
Class R3	—	—	1	—	—
Proceeds from shares issued in connection with mergers (Note H):
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Proceeds from conversion of Trust Class or Class A shares (Note H):
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	—
Trust Class	—	—	(7,414)	(21,671)	—
Advisor Class	—	—	—	—	—
Institutional Class	(93,157)	(123,109)	(4,664)	(22,926)	(10,019)
Class A	—	—	(1,869)	(125)	(52)
Class C	—	—	(129)	—	—
Redemption fees retained:
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	—
Institutional Class	2	3	1	1	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Proceeds from shares issued in connection with the Reorganization (Note H):
Institutional Class	—	—	—	—	92,968
Net increase (decrease) from Fund share transactions	(70,293)	(63,285)	64,242	(24,550)	86,825
Net Increase (Decrease) in Net Assets	(55,722)	(187,701)	66,893	(67,129)	81,621
Net Assets:
Beginning of year	223,794	411,495	101,113	168,242	—
End of year	$168,072	$223,794	$168,006	$101,113	$81,621
Undistributed net investment income (loss) at end of year	$—	$—	$175	$226	$93
Distributions in excess of net investment income at end of year	$(399)	$(293)	$—	$—	$—

154

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	LARGE CAP DISCIPLINED GROWTH FUND		MID CAP GROWTH FUND		MULTI-CAP OPPORTUNITIES FUND
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$1,277	$142	$(2,213)	$(736)	$257	$32
Net realized gain (loss) on investments	260	(3,314)	44,583	(66,868)	393	(1,231)
Net increase from payments by affiliates	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(17,073)	12,067	25,565	(28,479)	(4,095)	139
Net increase (decrease) in net assets resulting from operations	(15,536)	8,895	67,935	(96,083)	(3,445)	(1,060)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(6)	—	—	—	—	—
Trust Class	—	—	—	—	(31)	(23)
Advisor Class	—	—	—	—	—	—
Institutional Class	(400)	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	(43)
Advisor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Tax Return of Capital:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Total distributions to shareholders	(406)	—	—	—	(31)	(66)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	3,226	4,737	7,186	17,412	—	—
Trust Class	—	—	10,390	14,486	—	—
Advisor Class	—	—	1,982	5,117	—	—
Institutional Class	389,464	20,375	130,572	116,820	53,199	—
Class A	40,400	29,464	15,612	116	515	—
Class C	14,048	7,677	231	51	69	—
Class R3	—	50	—	50	—	—

See Notes to Schedule of Investments	155

	PARTNERS FUND		REAL ESTATE FUND
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$2,738	$16,726	$1,779	$1,595
Net realized gain (loss) on investments	(7,213)	(572,454)	10,105	(21,817)
Net increase from payments by affiliates	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	82,978	(472,789)	15,288	12,292
Net increase (decrease) in net assets resulting from operations	78,503	(1,028,517)	27,172	(7,930)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(8,029)	(5,768)	—	—
Trust Class	(4,115)	(2,401)	(1,439)	(1,544)
Advisor Class	(2,659)	(1,463)	—	—
Institutional Class	(1,236)	(748)	(239)	(29)
Class A	—	—	(0)	—
Class C	—	—	(0)	—
Class R3	—	—	(0)	—
Net realized gain on investments:
Investor Class	—	(17,026)	—	—
Trust Class	—	(7,858)	—	—
Advisor Class	—	(4,741)	—	—
Institutional Class	—	(1,593)	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Tax Return of Capital:
Investor Class	—	—	—	—
Trust Class	—	—	(395)	(466)
Advisor Class	—	—	—	—
Institutional Class	—	—	(65)	(11)
Class A	—	—	(0)	—
Class C	—	—	(0)	—
Class R3	—	—	(0)	—
Total distributions to shareholders	(16,039)	(41,598)	(2,138)	(2,050)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	138,438	124,679	—	—
Trust Class	100,153	105,676	81,532	43,725
Advisor Class	71,790	114,148	—	—
Institutional Class	41,170	96,082	17,701	2,486
Class A	35	—	543	—
Class C	30	—	137	—
Class R3	30	—	30	—

156

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	LARGE CAP DISCIPLINED GROWTH FUND		MID CAP GROWTH FUND		MULTI-CAP OPPORTUNITIES FUND
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009
Proceeds from reinvestment of dividends and distributions:
Investor Class	6	—	—	—	—	—
Trust Class	—	—	—	—	31	66
Advisor Class	—	—	—	—	—	—
Institutional Class	196	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Proceeds from shares issued in connection with mergers (Note H)
Institutional Class	—	3,227	—	—	—	—
Class A	—	31,234	—	—	—	—
Class C	—	16,456	—	—	—	—
Proceeds from conversion of Trust Class or Class A shares (Note H):
Investor Class	—	213	—	—	—	—
Trust Class	—	—	—	—	(1,800)	—
Institutional Class	—	—	—	—	1,800	—
Class A	—	(213)	—	—	—	—
Payments for shares redeemed:
Investor Class	(3,876)	(3,387)	(38,004)	(43,190)	—	—
Trust Class	—	—	(7,469)	(8,369)	(1,500)	(800)
Advisor Class	—	—	(4,328)	(1,295)	—	—
Institutional Class	(46,220)	(2,026)	(183,352)	(16,789)	(4,216)	—
Class A	(74,960)	(2,964)	(1,451)	(2)	(186)	—
Class C	(8,903)	(1,014)	(67)	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Proceeds from shares issued in connection with the Reorganization (Note H):
Institutional Class	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	313,381	103,829	(68,698)	84,407	47,912	(734)
Net Increase (Decrease) in Net Assets	297,439	112,724	(763)	(11,676)	44,436	(1,860)
Net Assets:
Beginning of year	124,600	11,876	450,989	462,665	3,119	4,979
End of year	$422,039	$124,600	$450,226	$450,989	$47,555	$3,119
Undistributed net investment income (loss) at end of year	$991	$120	$—	$(1)	$257	$31
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$—	$—

See Notes to Schedule of Investments	157

	PARTNERS FUND		REAL ESTATE FUND
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009
Proceeds from reinvestment of dividends and distributions:
Investor Class	7,676	21,824	—	—
Trust Class	3,880	9,724	1,789	1,942
Advisor Class	2,499	5,823	—	—
Institutional Class	1,199	2,341	49	3
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Proceeds from shares issued in connection with mergers (Note H)
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from conversion of Trust Class or Class A shares (Note H):
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Payments for shares redeemed:
Investor Class	(332,108)	(406,927)	—	—
Trust Class	(192,603)	(221,949)	(41,057)	(25,838)
Advisor Class	(119,450)	(149,975)	—	—
Institutional Class	(59,013)	(54,780)	(2,130)	(759)
Class A	—	—	(4)	—
Class C	—	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	24	29
Institutional Class	—	—	4	1
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from shares issued in connection with the Reorganization (Note H):
Institutional Class	—	—	—	—
Net increase (decrease) from Fund share transactions	(336,274)	(353,334)	58,618	21,589
Net Increase (Decrease) in Net Assets	(273,810)	(1,423,449)	83,652	11,609
Net Assets:
Beginning of year	2,500,817	3,924,266	66,386	54,777
End of year	$2,227,007	$2,500,817	$150,038	$66,386
Undistributed net investment income (loss) at end of year	$2,192	$16,033	$—	$—
Distributions in excess of net investment income at end of year	$—	$—	$—	$—

158

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	REGENCY FUND		SELECT EQUITIES FUND
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$101	$617	$218	$118
Net realized gain (loss) on investments	3,299	(30,946)	3,708	(1,082)
Net increase from payments by affiliates	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(787)	(4,490)	(4,906)	4,057
Net increase (decrease) in net assets resulting from operations	2,613	(34,819)	(980)	3,093
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(336)	(6)	—	—
Trust Class	(257)	(5)	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	(60)	(1)
Class A	—	—	(117)	(48)
Class C	—	—	—	(7)
Class R3	—	—	—	—
Net realized gain on investments:
Investor Class	—	(2,509)	—	—
Trust Class	—	(1,917)	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	(195)	—
Class A	—	—	(818)	—
Class C	—	—	(184)	—
Tax Return of Capital:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Total distributions to shareholders	(593)	(4,437)	(1,374)	(56)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	28,267	9,424	—	—
Trust Class	85,347	15,090	—	—
Advisor Class	—	—	—	—
Institutional Class	1,022	—	17,277	6,127
Class A	30	—	30,804	41,400
Class C	35	—	6,357	6,414
Class R3	30	—	—	—

See Notes to Schedule of Investments	159

	SMALL CAP GROWTH FUND		SOCIALLY RESPONSIVE FUND
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(1,845)	$(1,970)	$2,647	$4,034
Net realized gain (loss) on investments	34,610	(90,630)	(19,522)	(149,027)
Net increase from payments by affiliates	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(23,308)	10,318	113,650	(126,653)
Net increase (decrease) in net assets resulting from operations	9,457	(82,282)	96,775	(271,646)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(1,891)	(2,456)
Trust Class	—	—	(1,213)	(1,472)
Advisor Class	—	—	—	—
Institutional Class	—	—	(412)	(334)
Class A	—	—	(24)	—
Class C	—	—	(6)	—
Class R3	—	—	(0)	—
Net realized gain on investments:
Investor Class	—	—	—	(8,128)
Trust Class	—	—	—	(3,896)
Advisor Class	—	—	—	—
Institutional Class	—	—	—	(850)
Class A	—	—	—	—
Class C	—	—	—	—
Tax Return of Capital:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Total distributions to shareholders	—	—	(3,546)	(17,136)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	68,483	82,569	72,265	123,093
Trust Class	7,814	27,772	86,558	82,486
Advisor Class	3,953	7,571	—	—
Institutional Class	94,869	5,217	98,699	31,056
Class A	652	79	12,643	1,109
Class C	69	63	3,521	92
Class R3	1	50	176	50

160

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	REGENCY FUND		SELECT EQUITIES FUND
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009
Proceeds from reinvestment of dividends and distributions:
Investor Class	319	2,406	—	—
Trust Class	245	1,628	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	188	1
Class A	—	—	669	25
Class C	—	—	126	7
Class R3	—	—	—	—
Proceeds from shares issued in connection with mergers (Note H):
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from conversion of Trust Class or Class A shares (Note H):
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Payments for shares redeemed:
Investor Class	(20,055)	(23,262)	—	—
Trust Class	(30,468)	(27,286)	—	—
Advisor Class	—	—	—	—
Institutional Class	(258)	—	(5,470)	(2,039)
Class A	—	—	(30,981)	(10,454)
Class C	—	—	(1,752)	(236)
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from shares issued in connection with the Reorganization (Note H):
Institutional Class	—	—	—	—
Net increase (decrease) from Fund share transactions	64,514	(22,000)	17,218	41,245
Net Increase (Decrease) in Net Assets	66,534	(61,256)	14,864	44,282
Net Assets:
Beginning of year	70,644	131,900	52,267	7,985
End of year	$137,178	$70,644	$67,131	$52,267
Undistributed net investment income (loss) at end of year	$47	$593	$114	$90
Distributions in excess of net investment income at end of year	$—	$—	$—	$—

See Notes to Schedule of Investments	161

	SMALL CAP GROWTH FUND		SOCIALLY RESPONSIVE FUND
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	1,743	9,888
Trust Class	—	—	1,197	5,197
Advisor Class	—	—	—	—
Institutional Class	—	—	390	1,184
Class A	—	—	20	—
Class C	—	—	4	—
Class R3	—	—	—	—
Proceeds from shares issued in connection with mergers (Note H):
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from conversion of Trust Class or Class A shares (Note H):
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Payments for shares redeemed:
Investor Class	(152,060)	(112,924)	(148,755)	(149,312)
Trust Class	(23,125)	(22,460)	(68,082)	(59,029)
Advisor Class	(6,446)	(5,917)	—	—
Institutional Class	(11,722)	(1,114)	(14,994)	(10,100)
Class A	(246)	—	(1,077)	(63)
Class C	(4)	—	(190)	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from shares issued in connection with the Reorganization (Note H):
Institutional Class	—	—	—	—
Net increase (decrease) from Fund share transactions	(17,762)	(19,094)	44,118	35,651
Net Increase (Decrease) in Net Assets	(8,305)	(101,376)	137,347	(253,131)
Net Assets:
Beginning of year	198,710	300,086	984,177	1,237,308
End of year	$190,405	$198,710	$1,121,524	$984,177
Undistributed net investment income (loss) at end of year	$—	$—	$2,492	$3,543
Distributions in excess of net investment income at end of year	$—	$—	$—	$—

162

Notes to Financial Statements Equity Funds

Note A—Summary of Significant Accounting Policies:

1	General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated June 24, 2009. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Funds are separate operating series of the Trust, each of which (except Focus, Large Cap Disciplined Growth, Multi-Cap Opportunities, Real Estate, and Select Equities) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. Ten Funds offer Investor Class shares, eleven offer Trust Class shares, six offer Advisor Class shares, eighteen offer Institutional Class shares, sixteen offer Class A shares, sixteen offer Class C shares, and eleven offer Class R3 shares. During the fiscal years ended August 31, 2009 and 2010, certain of the funds and share classes participated in Fund reorganizations and share class conversions as described in Note H. Intrinsic Value had no operations until May 10, 2010 other than matters relating to its organization and registration of shares under the 1933 Act. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.
3
Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities for Equity Income, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Funds participated as class members. The amounts of such proceeds for the year ended August 31, 2010 were $1,744,357, $391,326, $851,256, $320, $19,042, $239,835, $831, $1,352,378, $12,455, $4,001 and $437,941 for Focus, Genesis, Guardian, International, Large Cap Disciplined Growth, Mid Cap Growth, Multi-Cap Opportunities, Partners, Regency, Small Cap Growth, and Socially Responsive, respectively.

5	Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of each Fund, except Intrinsic Value, to continue to, and the intention of Intrinsic Value to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

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The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2007-2009. As of August 31, 2010, the Funds did not have any unrecognized tax benefits.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends paid deduction for income tax purposes.

As determined on August 31, 2010, permanent differences resulting primarily from different book and tax accounting for net operating losses, convertible preferred stock income adjustments, premium amortization adjustments, partnership and Trust income adjustments, foreign capital gains tax, foreign currency gains and losses, non-deductible 12b-1 fees, non-taxable dividend adjustments, contingent payment debt instrument basis adjustments, passive foreign investment companies gains and losses, return of capital distributions, common stock basis adjustments for redemptions in-kind, wash sale reversals for redemptions in-kind, disallowed redemptions in-kind, capital loss carryforwards expiring and characterization of distributions from real estate investment trusts ("REITs") and common stock were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of each Fund.

The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 were as follows:

	Distributions Paid From:
	Ordinary Income				Long-Term Capital Gain				Return of Capital				Total
	2010		2009		2010		2009		2010		2009		2010		2009
Climate Change	$7,869		$98,215		$—		$—		$—		$—		$7,869		$98,215
Emerging Markets Equity	401,423		77,563	(1)	75,247		—	(1)	—		—	(1)	476,670		77,563	(1)
Equity Income	4,424,691		723,146		—		199,719		—		—		4,424,691		922,865
Focus	4,526,117		4,498,471		—		71,795,704		—		—		4,526,117		76,294,175
Genesis	—		—		—		442,063,981		—		16,648		—		442,080,629
Guardian	5,201,382		9,781,084		—		96,880,945		—		—		5,201,382		106,662,029
International	3,578,758		12,367,880		—		—		1,437,207		—		5,015,965		12,367,880
International Institutional	3,178,503		9,896,743		—		—		—		—		3,178,503		9,896,743
International Large Cap	1,424,898		3,805,457		—		—		—		—		1,424,898		3,805,457
Intrinsic Value	—	(2)	—		—	(2)	—		—	(2)	—		—	(2)	—
Large Cap Disciplined Growth	406,207		—		—		—		—		—		406,207		—
Mid Cap Growth	—		—		—		—		—		—		—		—
Multi-Cap Opportunities	30,769		29,440		—		37,033		—		—		30,769		66,473
Partners	16,039,409		10,379,749		—		31,218,246		—		—		16,039,409		41,597,995
Real Estate	1,678,446		1,572,919		—		—		459,930		477,253		2,138,376		2,050,172
Regency	593,129		10,898		—		4,426,635		—		—		593,129		4,437,533
Select Equities	1,374,065		56,266		—		—		—		—		1,374,065		56,266
Small Cap Growth	—		—		—		—		—		—		—		—
Socially Responsive	3,545,308		4,262,072		—		12,873,755		—		—		3,545,308		17,135,827

(1)  Period from October 8, 2008 (Commencement of Operations) to August 31, 2009.

(2)  Period from May 10, 2010 (Commencement of Operations) to August 31, 2010.

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As of August 31, 2010, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
Climate Change	$5,731	$—	$(93,105)	$(1,512,559)	$(1,599,933)
Emerging Markets Equity	177,139	400,816	1,692,769	—	2,270,724
Equity Income	8,157,823	297,760	4,037,443	—	12,493,026
Focus	3,144,850	—	(20,704,372)	(90,729,914)	(108,289,436)
Genesis	—	—	2,180,036,137	(496,338,822)	1,683,697,315
Guardian	3,828,795	—	68,394,124	(123,635,590)	(51,412,671)
International	—	—	24,457,601	(224,115,510)	(199,657,909)
International Institutional	—	—	9,169,795	(171,841,091)	(162,671,296)
International Large Cap	242,932	—	4,767,346	(68,740,335)	(63,730,057)
Intrinsic Value	773,173	1,042,976	4,769,258	—	6,585,407
Large Cap Disciplined Growth(1)	1,010,516	—	(5,343,281)	(8,885,272)	(13,218,037)
Mid Cap Growth	—	—	82,471,725	(124,820,931)	(42,349,206)
Multi-Cap Opportunities	256,641	—	(3,995,428)	(819,457)	(4,558,244)
Partners	2,200,239	—	202,245,169	(570,742,741)	(366,297,333)
Real Estate	—	—	22,329,854	(16,295,675)	6,034,179
Regency	47,075	—	(3,629,563)	(25,125,122)	(28,707,610)
Select Equities	628,178	969,911	(1,278,655)	—	319,434
Small Cap Growth	—	—	8,207,303	(112,888,881)	(104,681,578)
Socially Responsive	2,492,115	—	60,817,228	(174,295,554)	(110,986,211)

The differences between book basis and tax basis distributable earnings are primarily due to: wash sales, partnership and Trust basis adjustments, common stock basis adjustments, capital loss carryforwards, post October loss deferrals, REIT basis adjustments, organization expenses, passive foreign investment companies, contingent payment debt instrument basis adjustments, premium amortization accruals, forward contracts mark to market, non-taxable dividend adjustments and convertible preferred stock basis adjustments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Under current tax law, the use of a fund's capital loss carryforwards to offset future gains may be limited. As determined at August 31, 2010, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Expiring in:
	2011	2012	2013	2014	2015	2016	2017	2018
Climate Change	$—	$—	$—	$—	$—	$206,442	$488,619	$817,498
Focus	—	—	—	—	—	—	35,105,393	55,624,521
Genesis	—	—	—	—	—	—	56,608,624	439,714,347
Guardian	—	—	—	—	—	—	58,796,523	64,839,067
International	—	—	—	—	—	—	109,492,631	114,220,767
International Institutional	—	—	—	—	—	—	93,661,292	78,127,348
International Large Cap	—	—	—	—	—	—	32,589,988	36,150,347

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	Expiring in:
	2011	2012	2013	2014	2015	2016	2017	2018
Large Cap Disciplined Growth(1)	$906,685	$—	$—	$—	$317,954	$1,325,771	$3,672,386	$—
Mid Cap Growth	102,695,626	—	—	—	—	—	21,093,068	1,032,237
Multi-Cap Opportunities	—	—	—	—	—	—	413,299	366,768
Partners	—	—	—	—	—	—	81,556,791	448,449,921
Real Estate	—	—	—	—	—	1,844,454	10,477,841	3,973,380
Regency	—	—	—	—	—	—	3,350,748	21,774,374
Small Cap Growth	33,014,006	—	—	—	—	25,763,569	32,917,417	21,193,889
Socially Responsive	—	—	—	—	—	—	65,700,906	92,723,680

(1)
The capital loss carryforwards shown above for Large Cap Disciplined Growth (formerly, Century) include $1,643,725 expiring in 2015 and 2016, which were acquired on April 9, 2009 in the merger with Neuberger Berman Large Cap Disciplined Growth Fund. The use of the losses expiring in 2011 to offset future gains may be limited. Large Cap Disciplined Growth lost capital loss carryforwards of $30,961,476 due to the merger.

During the year ended August 31, 2010, Equity Income, Large Cap Disciplined Growth and Select Equities utilized capital loss carryforwards of $1,390,528, $769,913 and $811,269, respectively. During the year ended August 31, 2010, Mid Cap Growth and Small Cap Growth had capital loss carryforwards expire during the year of $155,307,949 and $70,414,892, respectively.

Under current tax law, certain net capital, net foreign currency losses and net passive foreign investment company mark to market losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended August 31, 2010, the Funds elected to defer the following:

	Post October Capital Loss Deferral	Post October Currency Loss Deferral
Genesis	$—	$15,851
International	—	402,112
International Institutional	—	52,451
Large Cap Disciplined Growth	2,662,476	—
Multi-Cap Opportunities	39,390	—
Partners	40,736,029	—
Socially Responsive	15,870,968	—

6	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
7
Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date. However, Equity Income and Real Estate generally distribute substantially all of their net investment income, if any, at the end of each calendar quarter.

It is the policy of each of Equity Income, Real Estate and Regency to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs held by Equity Income, Real Estate and Regency are generally comprised of income, capital gains, and return of REIT capital, but the REITs do not report this information to Equity Income, Real Estate and Regency until the following calendar year. At August 31, 2010, Equity Income, Real Estate and Regency estimated these amounts within the financial statements since the information is not available from the REITs until after each Fund's fiscal year-end. For

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the year ended August 31, 2010, the character of distributions paid to shareholders for Equity Income, Real Estate and Regency disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to Equity Income, Real Estate and Regency together with actual IRS Forms 1099DIV received to date. Based on past experience it is probable that a portion of each Fund's distributions during the current fiscal year will be considered tax return of capital but the actual amount of the tax return of capital, if any, is not determinable until after Equity Income's, Real Estate's and Regency's fiscal year-end. After calendar year-end, when Equity Income, Real Estate and Regency learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed Equity Income, Real Estate and Regency of the actual breakdown of distributions paid to Equity Income, Real Estate and Regency during its fiscal year, estimates previously recorded are adjusted on the books of Equity Income, Real Estate and Regency to reflect actual results. As a result, the composition of Equity Income's, Real Estate's and Regency's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Equity Income, Real Estate and Regency shareholders on IRS Form 1099DIV.

8	Organization expenses: Costs incurred by Intrinsic Value in connection with its organization, which amounted to $196,407, have been expensed as incurred.
9
Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

10
Security lending: A third party, eSecLending, has assisted Focus, Guardian, International, International Institutional, International Large Cap, Mid Cap Growth, Partners, Real Estate, Regency, Small Cap Growth and Socially Responsive in conducting a bidding process to try to identify a principal that would pay a guaranteed amount to each Fund in consideration of that Fund entering into an exclusive securities lending arrangement. During the fiscal year, eSecLending served as exclusive lending agent for each of these Funds. As a result of a bidding process on October 1, 2009, no principal had an exclusive securities lending arrangement with any Fund; as such, no Fund was guaranteed any particular level of income during the fiscal year. As of August 27, 2010, the Funds no longer participate in a security lending program.

Under the securities lending arrangements, each Fund received cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Each Fund invested all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC ("NBFI"), an affiliate of Management, and sub-advised by Dwight Asset Management Company LLC. Quality Fund was not a money market fund registered under the 1940 Act and did not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. Each Fund has redeemed all of its investments in Quality Fund, if any, as of August 27, 2010.

Net income from the applicable lending program represents any amounts received from a principal, plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the fiscal year ended August 31, 2010, the approximate amount of net income received under the securities lending arrangements, which is reflected in the Statements of Operations under the caption

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"Income from securities loaned—net"; and the amount of interest income that was earned from Quality Fund are as follows:

	Net Income Received under the Securities Lending Arrangements	Interest Income Earned from the Quality Fund
Focus	$40,758	$9,594
Guardian	7,041	715
International	234,706	39,652
International Institutional	122,811	19,646
International Large Cap	85,026	10,299
Mid Cap Growth	178,516	36,247
Partners	278,992	138,884
Real Estate	7,123	3,360
Regency	7,391	2,555
Small Cap Growth	74,605	14,094
Socially Responsive	32,669	4,095

11
Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

12
Redemption of fund shares: Each class of Emerging Markets Equity, International, International Institutional, and International Large Cap charges a redemption fee of 2%, and each class of Real Estate charges a redemption fee of 1%, on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. All redemption fees are paid to and recorded by each Fund as paid-in capital. For the year ended August 31, 2010, Emerging Markets Equity, International, International Institutional, International Large Cap, and Real Estate received $1,564, $11,825, $1,717, $1,202 and $27,618, respectively, in redemption fees.

13
Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

14
Derivative instruments: During the year ended August 31, 2010, the Funds' use of derivatives was limited to written option transactions. The Funds have adopted ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Options: Each Fund may write covered call options, and certain Funds may write put options.

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Premiums received by a Fund upon writing a covered call option or a put option are recorded in the liability section of each Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

For written call options, a Fund bears the risk of a decline in the price of the underlying security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. For written put options, a Fund bears the risk of an increase in the price of the underlying security during the period, although if a put option a Fund has written expires unexercised, the Fund would realize a gain in the amount of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

Written option transactions were used to generate incremental cash for Equity Income for the year ended August 31, 2010. Written option transactions for Equity Income for the year ended August 31, 2010 were:

	Put Options		Call Options
	Number	Value When Written	Number	Value When Written
Contracts outstanding 8/31/2009	40,000	$47,000	183,000	$224,000
Contracts written	74,000	120,000	432,800	508,000
Contracts expired	(25,000)	(115,000)	(20,400)	(275,000)
Contracts exercised	—	—	(59,000)	(79,000)
Contracts closed	(89,000)	(52,000)	(475,800)	(301,000)
Contracts outstanding 8/31/2010	—	$—	60,600	$77,000

At August 31, 2010, Equity Income had the following derivatives (which did not qualify for hedge accounting under ASC 815), grouped by primary risk exposure:

Liability Derivatives

Equity Contracts Risk
Option Contracts Written(1)	$64,000
Total Value	$64,000

(1)
Reflected in the Statements of Assets and Liabilities under the caption "Options contracts written, at value".

The impact of the use of these derivative instruments on the Statement of Operations during the year ended August 31, 2010 was as follows:

Realized Gain (Loss)(1)

Equity Contracts Risk
Option Contracts Written	$469,000
Total Realized Gain (Loss)	$469,000

Change in Appreciation (Depreciation)(2)

Equity Contracts Risk
Option Contracts Written	$7,000
Total Change in Appreciation (Depreciation)	$7,000

(1)	Reflected in the Statements of Operations under the caption "Net realized gain (loss) on Options written".

(2)
Reflected in the Statements of Operations under the caption "Change in net unrealized appreciation (depreciation) in value of Options written".

For the year ended August 31, 2010, Equity Income had an average market value of $65,000 on written options.

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While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815. Management has concluded that the Funds, except Equity Income, did not hold any derivative instruments during the year ended August 31, 2010 that require additional disclosures pursuant to ASC 815.

15
Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

16	Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter

For Climate Change, Genesis, Intrinsic Value, and Small Cap Growth:
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%

For Emerging Markets Equity:
1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%

For Real Estate:
0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%

For International and International Institutional:
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%

For Equity Income, Focus, Guardian, International Large Cap, Large Cap Disciplined Growth, Mid Cap Growth, Multi-Cap Opportunities (prior to December 14, 2009), Partners, Regency(1), Select Equities, and Socially Responsive:

0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%

For Multi-Cap Opportunities (effective December 14, 2009):
0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%

(1)
Management has voluntarily agreed to waive its management fee in the amount of 0.05% of the average daily net assets of Regency effective March 8, 2010. Management may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund. For the year ended August 31, 2010, such waived fees amounted to $36,804 for Regency.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this Agreement. In addition, each Fund's Investor Class, Class A, Class C and Class R3 pays Management an administration fee at the annual rate of 0.20% of its average daily net assets, each Fund's Trust Class and Advisor Class pays Management an administration fee at the annual rate of 0.34% of its average daily net assets, and each Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets. Additionally,

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Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

For the Trust Class of Focus, Guardian, International Large Cap, Partners, Real Estate, Regency, Small Cap Growth and Socially Responsive (and for Multi-Cap Opportunities prior to December 21, 2009), the Advisor Class of each Fund, and Class A, Class C and Class R3 of each Fund, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted distribution plans (each a "Plan", collectively, the "Plans") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class's, 0.25% of such Advisor Class's, 0.25% of such Class A's, 1.00% of such Class C's and 0.50% of such Class R3's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for those classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year could have been more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Investor Class of each of International, Large Cap Disciplined Growth, Regency and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and do not cover interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses forgone or reimbursed for that class provided that repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. The Institutional Class of each of Equity Income and Multi-Cap Opportunities has agreed to repay the fees and expenses forgone or reimbursed for that Fund's Trust Class prior to June 9, 2008 and December 21, 2009, respectively, provided that the repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense. During the year ended August 31, 2010, the Advisor Class of Focus, the Advisor Class of Mid Cap Growth and the Institutional Class of Partners reimbursed Management $2,550, $1,205 and $10,118, respectively, under its contractual expense limitation agreement. At August 31, 2010, contingent liabilities to Management under the agreement were as follows:

			Expenses Deferred In Fiscal Period Ending, August 31,
			2008		2009		2010
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)	Expiration	2011		2012		2013
Climate Change Fund Institutional Class	0.95%	8/31/13	$179,923	(6)	$120,170		$102,442
Climate Change Fund Class A	1.20%	8/31/13	75,053	(6)	102,914		124,717
Climate Change Fund Class C	1.95%	8/31/13	8,633	(6)	11,617		21,817
Emerging Markets Equity Fund Institutional Class	1.25%	8/31/13	—		371,874	(9)	337,197
Emerging Markets Equity Fund Class A	1.50%	8/31/13	—		56,747	(9)	191,189
Emerging Markets Equity Fund Class C	2.25%	8/31/13	—		19,340	(9)	11,530
Emerging Markets Equity Fund Class R3	1.91%	8/31/13	—		—		2,284	(19)

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				Expenses Deferred In Fiscal Period Ending, August 31,
				2008		2009		2010
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2011		2012		2013
Equity Income Fund Institutional Class	0.80%		8/31/13	$155,052	(15)	$18,095		$105,290
Equity Income Fund Class A	1.16%		8/31/13	108,121	(8)	307,047		177,324
Equity Income Fund Class C	1.91%		8/31/13	4,441	(8)	16,896		39,060
Equity Income Fund Class R3	1.41%		8/31/13	—		—		2,040	(19)
Focus Fund Trust Class	1.50%		8/31/13	—		—		—
Focus Fund Advisor Class	1.50%		8/31/20	—		—		—
Focus Fund Institutional Class	0.75%		8/31/13	—		—		2,035	(19)
Focus Fund Class A	1.11%		8/31/13	—		—		2,035	(19)
Focus Fund Class C	1.86%		8/31/13	—		—		2,036	(19)
Genesis Fund Trust Class	1.50%		8/31/13	—		—		—
Genesis Fund Advisor Class	1.50%		8/31/20	—		—		—
Genesis Fund Institutional Class	0.85%		8/31/20	—		510,447		783,406
Guardian Fund Trust Class	1.50%		8/31/13	—		—		—
Guardian Fund Advisor Class	1.50%		8/31/20	18,491		20,599		6,275
Guardian Fund Institutional Class	0.75%		8/31/13	—		603	(11)	1,361
Guardian Fund Class A	1.11%		8/31/13	—		633	(11)	2,942
Guardian Fund Class C	1.86%		8/31/13	—		603	(11)	1,149
Guardian Fund Class R3	1.36%		8/31/13	—		603	(11)	1,052
International Fund Investor Class	1.40%		8/31/13	—		—		16,392
International Fund Trust Class	2.00%		8/31/20	—		—		—
International Institutional Fund Institutional Class	0.85	%(2)	8/31/20	1,304,181		892,834		827,327
International Large Cap Fund Trust Class	1.25%		8/31/13	51,118		118,494		84,392
International Large Cap Fund Institutional Class	0.90%		8/31/13	63,922		259,193		181,331
International Large Cap Fund Class A	1.30	%(2)	8/31/13	1,930	(3)	15,881		15,818
International Large Cap Fund Class C	2.00%		8/31/13	1,475	(3)	3,157		2,975
International Large Cap Fund Class R3	1.51%		8/31/13	—		642	(11)	1,177
Intrinsic Value Fund Institutional Class	1.00%		8/31/13	—		—		331,673	(18)
Intrinsic Value Fund Class A	1.36%		8/31/13	—		—		2,249	(18)
Intrinsic Value Fund Class C	2.11%		8/31/13	—		—		225	(18)
Large Cap Disciplined Growth Fund Investor Class	1.11	%(12)	8/31/15	114,962		110,752		14,102
Large Cap Disciplined Growth Fund Institutional Class	0.75%		8/31/13	—		40,802	(10)	236,837
Large Cap Disciplined Growth Fund Class A	1.11%		8/31/13	—		120,878	(10)	79,451
Large Cap Disciplined Growth Fund Class C	1.86%		8/31/13	—		57,300	(10)	46,889
Large Cap Disciplined Growth Fund Class R3	1.36%		8/31/13	—		679	(11)	1,123
Mid Cap Growth Fund Trust Class	1.50%		8/31/13	—		—		—
Mid Cap Growth Fund Advisor Class	1.50%		8/31/20	21,479		12,953		—
Mid Cap Growth Fund Institutional Class	0.75%		8/31/13	5,692		87,923		127,686
Mid Cap Growth Fund Class A	1.11%		8/31/13	—		625	(11)	6,744

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				Expenses Deferred In Fiscal Period Ending, August 31,
				2008		2009		2010
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2011		2012		2013
Mid Cap Growth Fund Class C	1.86%		8/31/13	$—		$613	(11)	$1,365
Mid Cap Growth Fund Class R3	1.36%		8/31/13	—		613	(11)	1,110
Multi-Cap Opportunities Fund Institutional Class	1.00	%(14)	8/31/13	94,587		146,100		218,745	(16)
Multi-Cap Opportunities Fund Class A	1.36%		8/31/13	—		—		3,135	(13)
Multi-Cap Opportunities Fund Class C	2.11%		8/31/13	—		—		1,973	(13)
Partners Fund Trust Class	1.50%		8/31/13	—		—		—
Partners Fund Advisor Class	1.50%		8/31/20	—		—		—
Partners Fund Institutional Class	0.70%		8/31/13	—		—		—
Partners Fund Class A	1.11%		8/31/13	—		—		2,027	(19)
Partners Fund Class C	1.86%		8/31/13	—		—		2,027	(19)
Partners Fund Class R3	1.36%		8/31/13	—		—		2,029	(19)
Real Estate Fund Trust Class	1.50	%(2)	8/31/20	202,213		221,579		222,429
Real Estate Fund Institutional Class	0.85%		8/31/20	1,565	(7)	21,094		79,150
Real Estate Fund Class A	1.21%		8/31/13	—		—		2,145	(19)
Real Estate Fund Class C	1.96%		8/31/13	—		—		2,098	(19)
Real Estate Fund Class R3	1.46%		8/31/13	—		—		2,066	(19)
Regency Fund Investor Class	1.50%		8/31/20	—		—		—
Regency Fund Trust Class	1.25%		8/31/20	64,085		110,510		80,831
Regency Fund Institutional Class	0.85%		8/31/13	—		—		576	(17)
Regency Fund Class A	1.21%		8/31/13	—		—		2,050	(19)
Regency Fund Class C	1.96%		8/31/13	—		—		2,052	(19)
Regency Fund Class R3	1.46%		8/31/13	—		—		2,055	(19)
Select Equities Fund Institutional Class	0.75%		8/31/13	204,528	(3)	37,421		61,415
Select Equities Fund Class A	1.20%		8/31/13	36,737	(3)	191,995		176,836
Select Equities Fund Class C	1.95%		8/31/13	10,276	(3)	28,856		43,830
Small Cap Growth Fund Investor Class	1.30	%(2)	8/31/20	167,399		307,973		282,612
Small Cap Growth Fund Trust Class	1.40	%(2)	8/31/20	61,978		89,143		99,170
Small Cap Growth Fund Advisor Class	1.60%		8/31/20	36,185		39,339		34,476
Small Cap Growth Fund Institutional Class	0.90%		8/31/13	3,615	(5)	38,496		184,678
Small Cap Growth Fund Class A	1.26%		8/31/13	—		702	(11)	2,900
Small Cap Growth Fund Class C	2.01%		8/31/13	—		685	(11)	1,618
Small Cap Growth Fund Class R3	1.51%		8/31/13	—		678	(11)	1,636
Socially Responsive Fund Trust Class	1.50%		8/31/13	—		—		—
Socially Responsive Fund Institutional Class	0.75%		8/31/13	8,868	(4)	18,282		20,190
Socially Responsive Fund Class A	1.11%		8/31/13	—		628	(11)	5,979
Socially Responsive Fund Class C	1.86%		8/31/13	—		603	(11)	2,285
Socially Responsive Fund Class R3	1.36%		8/31/13	—		601	(11)	1,161

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(1)	Expense limitation per annum of the respective class' average daily net assets.

(2)
In addition, Management has voluntarily undertaken to forgo current payment of fees and/or reimburse the Institutional Class of International Institutional, Class A of International Large Cap, the Trust Class of Real Estate, the Investor Class of Small Cap Growth and the Trust Class of Small Cap Growth, so that their Operating Expenses are limited to 0.80%, 1.24%, 0.99%, 1.15% and 1.37%, respectively, per annum of their average daily net assets. For the year ended August 31, 2010, voluntary reimbursements for the Institutional Class of International Institutional, Class A of International Large Cap, the Trust Class of Real Estate, the Investor Class of Small Cap Growth and the Trust Class of Small Cap Growth, amounted to $106,754, $4,445, $448,671, $478,711 and $13,740, respectively. This undertaking, which is terminable by Management upon notice to International Institutional, International Large Cap, Real Estate and Small Cap Growth, is in addition to the contractual undertaking as stated above.

(3)	Period from December 20, 2007 (Commencement of Operations) to August 31, 2008.

(4)	Period from November 28, 2007 (Commencement of Operations) to August 31, 2008.

(5)	Period from April 1, 2008 (Commencement of Operations) to August 31, 2008.

(6)	Period from May 1, 2008 (Commencement of Operations) to August 31, 2008.

(7)	Period from June 4, 2008 (Commencement of Operations) to August 31, 2008.

(8)	Period from June 9, 2008 (Commencement of Operations) to August 31, 2008.

(9)	Period from October 8, 2008 (Commencement of Operations) to August 31, 2009.

(10)	Period from April 6, 2009 (Commencement of Operations) to August 31, 2009.

(11)	Period from May 27, 2009 (Commencement of Operations) to August 31, 2009.

(12)	Expense limitation was 1.50% until April 13, 2009.

(13)	Period from December 21, 2009 (Commencement of Operations) to August 31, 2010.

(14)
From December 14, 2009 to December 20, 2009, the contractual expense limitation was 1.25% for Trust Class. In addition, Management voluntarily limited Operating Expenses of Trust Class to 1.00% per annum of average daily net assets for the same period. For the year ended August 31, 2010, the voluntary reimbursement amounted to $86.

(15)
On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

(16)
On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

(17)	Period from March 8, 2010 (Commencement of Operations) to August 31, 2010.
(18)	Period from May 10, 2010 (Commencement of Operations) to August 31, 2010.

(19)
Period from June 21, 2010 (Commencement of Operations) to August 31, 2010.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Funds. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

On May 4, 2009, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, acquired a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). Prior to that date, the predecessor of Management and Neuberger were wholly owned subsidiaries of LBHI. On September 15, 2008, LBHI filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code, and on December 22, 2008, the

174

bankruptcy court having jurisdiction over the LBHI matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder in a public auction.

The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by LBHI and certain affiliates of LBHI. The closing of the Acquisition resulted in an "assignment" of the Funds' Management Agreement and Sub-Advisory Agreement. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing, the Board, including the Trustees who are not "interested persons" of the Funds' investment manager and its affiliates or the Funds, considered and approved a new Management Agreement and a new Sub-Advisory Agreement for the Funds. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Funds' shareholders.

These events have not had a material impact on the Funds or their operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser, respectively, of the Funds.

Each class of shares has a distribution agreement with Management. Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge, except that a charge of 1.00% will apply to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares are sold with no initial sales charge and a 1.00% contingent deferred sales charge ("CDSC") if shares are sold within one year after purchase.

For the year ended August 31, 2009, Emerging Markets Equity and Socially Responsive each recorded capital contributions from Management in the amounts of $1,418 and $422, respectively. These amounts were paid in connection with losses outside each Fund's direct control incurred in the execution of a trade.

For the year ended August 31, 2010, Management, acting as underwriter and broker-dealer, received net commissions from the sale of Class A and Class C shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Underwriter Net Commissions	CDSC	Broker-Dealer Net Commissions	CDSC
Climate Change Fund Class A	$2,065	$—	$—	$—
Climate Change Fund Class C	—	79	—	—
Emerging Markets Equity Fund Class A	2,395	—	—	—
Emerging Markets Equity Fund Class C	—	315	—	—
Equity Income Fund Class A	78,930	—	—	—
Equity Income Fund Class C	—	11,607	—	—
Focus Fund Class A	—	—	—	—
Focus Fund Class C	—	—	—	—
Guardian Fund Class A	1,356	—	—	—
Guardian Fund Class C	—	628	—	—
International Large Cap Fund Class A	1,470	180	—	—
International Large Cap Fund Class C	—	128	—	—
Intrinsic Value Fund Class A	—	—	—	—
Intrinsic Value Fund Class C	—	—	—	—
Large Cap Disciplined Growth Fund Class A	19,960	—	—	—
Large Cap Disciplined Growth Fund Class C	—	10,559	—	—
Mid Cap Growth Fund Class A	825	—	—	—
Mid Cap Growth Fund Class C	—	636	—	—

175

	Underwriter Net Commissions	CDSC	Broker-Dealer Net Commissions	CDSC
Multi-Cap Opportunities Fund Class A	$—	$—	$—	$—
Multi-Cap Opportunities Fund Class C	—	—	—	—
Partners Fund Class A	—	—	—	—
Partners Fund Class C	—	—	—	—
Real Estate Fund Class A	766	—	—	—
Real Estate Fund Class C	—	—	—	—
Regency Fund Class A	—	—	—	—
Regency Fund Class C	—	—	—	—
Select Equities Fund Class A	14,374	—	—	—
Select Equities Fund Class C	—	4,621	—	—
Small Cap Growth Fund Class A	231	—	—	—
Small Cap Growth Fund Class C	—	40	—	—
Socially Responsive Fund Class A	11,844	—	—	—
Socially Responsive Fund Class C	—	1,219	—	—

Each Fund has an expense offset arrangement in connection with its custodian contract. For the year ended August 31, 2010, the impact of this arrangement was a reduction of expenses of $2, $7, $224, $26, $327, $25, $16, $13, $1, $4, $18, $2, $7, $151, $7, $24, $11, $16 and $64 for Climate Change, Emerging Markets Equity, Equity Income, Focus, Genesis, Guardian, International, International Institutional, International Large Cap, Intrinsic Value, Large Cap Disciplined Growth, Mid Cap Growth, Multi-Cap Opportunities, Partners, Real Estate, Regency, Select Equities, Small Cap Growth, and Socially Responsive, respectively.

Note C—Securities Transactions:

During the year ended August 31, 2010, there were purchase and sale transactions (excluding short-term securities and option contracts) as follows:

(000's omitted)	Purchases	Sales	(000's omitted)	Purchases	Sales
Climate Change	$6,312	$6,964	Large Cap Disciplined Growth	$587,731	$286,479
Emerging Markets Equity	14,745	7,715	Mid Cap Growth	318,179	388,119
Equity Income	267,834	42,917	Multi-Cap Opportunities	59,796	13,368
Focus	496,302	541,577	Partners	1,061,159	1,379,180
Genesis	1,399,348	1,961,439	Real Estate	127,029	70,282
Guardian	348,567	416,715	Regency	116,487	55,727
International	224,729	315,475	Select Equities	91,122	73,615
International Institutional	103,472	167,481	Small Cap Growth	533,362	552,604
International Large Cap	120,566	52,559	Socially Responsive	439,296	429,316
Intrinsic Value	90,979	16,680

During the year ended August 31, 2010, no brokerage commissions on securities transactions were paid to affiliated brokers.

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Note D—Fund Share Transactions:

Share activity for the years ended August 31, 2010 and August 31, 2009 was as follows:

	For the Year Ended August 31, 2010				For the Year Ended August 31, 2009
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions/ Acquisitions	Shares Redeemed	Total
Climate Change:
Institutional Class	63	1	(242)	(178)	—	10	—	10
Class A	133	—	(99)	34	139	8	(141)	6
Class C	65	—	(18)	47	20	1	(1)	20
Emerging Markets Equity:
Institutional Class	275	21	(11)	285	280	8	—	288 (1)
Class A	314	9	(101)	222	141	—	(11)	130 (1)
Class C	8	1	(15)	(6)	21	—	(5)	16 (1)
Class R3(11)	2	—	—	2	—	—	—	—
Equity Income:
Institutional Class	9,207	69	(1,371)	7,905	2,171	8	(537)	1,642
Class A	14,455	209	(1,926)	12,738	4,424	82	(1,777)	2,729
Class C	4,115	14	(205)	3,924	488	2	(112)	378
Class R3(11)	3	—	—	3	—	—	—	—
Focus:
Investor Class	397	214	(3,411)	(2,800)	516	4,798	(4,831)	483
Trust Class	278	14	(637)	(345)	516	372	(1,213)	(325)
Advisor Class	150	11	(421)	(260)	179	207	(491)	(105)
Institutional Class(11)	2	—	—	2	—	—	—	—
Class A(11)	2	—	—	2	—	—	—	—
Class C(11)	3	—	—	3	—	—	—	—
Genesis:
Investor Class	13,475	—	(13,108)	367	14,600	3,788	(19,983)	(1,595)
Trust Class	13,829	—	(25,904)	(12,075)	22,236	5,511	(30,734)	(2,987)
Advisor Class	6,994	—	(6,531)	463	6,679	1,116	(8,651)	(856)
Institutional Class	26,505	—	(26,384)	121	21,974	5,954	(29,770)	(1,842)
Guardian:
Investor Class	2,335	364	(8,655)	(5,956)	4,085	10,268	(11,403)	2,950
Trust Class	1,920	43	(1,660)	303	1,529	1,140	(2,509)	160
Advisor Class	8	—	(15)	(7)	22	7	(32)	(3)
Institutional Class	376	—	(26)	350	5	—	—	5 (3)
Class A	599	1	(280)	320	58	—	—	58 (3)
Class C	36	—	(6)	30	5	—	—	5 (3)
Class R3	—	—	—	—	5	—	—	5 (3)
International:
Investor Class	514	162	(4,164)	(3,488)	1,634	516	(9,747)	(7,597)
Trust Class	1,147	125	(4,551)	(3,279)	2,448	445	(10,990)	(8,097)

177

	For the Year Ended August 31, 2010					For the Year Ended August 31, 2009
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions/ Acquisitions		Shares Redeemed	Total
International Institutional:
Institutional Class	2,424	388		(11,797)	(8.985)	6,536	1,685		(20,306)	(12,085)
International Large Cap:
Trust Class	546	38		(895)	(311)	1,543	131		(3,123)	(1,449)
Institutional Class	7,475	118		(563)	7,030	478	361		(3,577)	(2,738)
Class A	829	8		(225)	612	306	8		(20)	294
Class C	149	—		(15)	134	39	—		—	39
Class R3	—	—		—	—	7	—		—	7	(3)
Intrinsic Value:
Institutional Class(10)	313	9,297		(1,012)	8,598	—	—		—	—
Class A(10)	72	—		(5)	67	—	—		—	—
Class C(10)	5	—		—	5	—	—		—	—
Large Cap Disciplined Growth:
Investor Class	490	1		(594)	(103)	884	40	(4)	(592)	332
Institutional Class	59,000	29		(6,979)	52,050	3,604	606	(5)	(351)	3,859	(2)
Class A	6,177	—		(11,372)	(5,195)	5,234	5,829	(4)(5)	(521)	10,542	(2)
Class C	2,139	—		(1,374)	765	1,377	3,092	(5)	(176)	4,293	(2)
Class R3	—	—		—	—	9	—		—	9	(3)
Mid Cap Growth:
Investor Class	847	—		(4,497)	(3,650)	2,627	—		(6,426)	(3,799)
Trust Class	823	—		(572)	251	1,431	—		(791)	640
Advisor Class	152	—		(332)	(180)	493	—		(117)	376
Institutional Class	15,725	—		(21,102)	(5,377)	16,738	—		(2,515)	14,223
Class A	1,161	—		(110)	1,051	11	—		—	11	(3)
Class C	17	—		(5)	12	5	—		—	5	(3)
Class R3	—	—		—	—	5	—		—	5	(3)
Multi-Cap Opportunities:
Trust Class	—	(211	)(6)	(182)	(393)	—	10		(123)	(113)
Institutional Class	6,158	215	(6)	(499)	5,874 (7)	—	—		—	—
Class A	60	—		(23)	37 (8)	—	—		—	—
Class C	8	—		—	8 (8)	—	—		—	—
Partners:
Investor Class	5,735	321		(13,771)	(7,715)	7,189	1,509		(22,895)	(14,197)
Trust Class	5,401	211		(10,556)	(4,944)	7,840	873		(16,496)	(7,783)
Advisor Class	4,494	157		(7,578)	(2,927)	9,828	604		(13,107)	(2,675)
Institutional Class	1,718	50		(2,456)	(688)	4,445	161		(2,989)	1,617
Class A(11)	2	—		—	2	—	—		—	—
Class C(11)	2	—		—	2	—	—		—	—
Class R3(11)	2	—		—	2	—	—		—	—

178

	For the Year Ended August 31, 2010				For the Year Ended August 31, 2009
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions/ Acquisitions	Shares Redeemed	Total
Real Estate:
Trust Class	8,592	198	(4,549)	4,241	6,708	317	(3,859)	3,166
Institutional Class	1,996	5	(227)	1,774	382	1	(115)	268
Class A(11)	53	—	—	53	—	—	—	—
Class C(11)	13	—	—	13	—	—	—	—
Class R3(11)	3	—	—	3	—	—	—	—
Regency:
Investor Class	2,177	26	(1,599)	604	1,039	313	(2,662)	(1,310)
Trust Class	7,539	23	(2,802)	4,760	1,927	243	(3,425)	(1,255)
Institutional Class(9)	79	—	(22)	57	—	—	—	—
Class A(11)	3	—	—	3	—	—	—	—
Class C(11)	3	—	—	3	—	—	—	—
Class R3(11)	3	—	—	3	—	—	—	—
Select Equities:
Institutional Class	2,067	22	(678)	1,411	828	—	(271)	557
Class A	3,672	79	(3,697)	54	5,673	4	(1,448)	4,229
Class C	767	15	(216)	566	883	1	(33)	851
Small Cap Growth:
Investor Class	4,760	—	(10,205)	(5,445)	6,629	—	(9,065)	(2,436)
Trust Class	493	—	(1,455)	(962)	1,985	—	(1,695)	290
Advisor Class	376	—	(615)	(239)	842	—	(658)	184
Institutional Class	6,230	—	(788)	5,442	420	—	(93)	327
Class A	41	—	(15)	26	6	—	—	6	(3)
Class C	6	—	—	6	7	—	—	7	(3)
Class R3	—	—	—	—	6	—	—	6	(3)
Socially Responsive:
Investor Class	3,415	85	(7,056)	(3,556)	7,280	655	(8,878)	(943)
Trust Class	5,954	85	(4,734)	1,305	7,075	500	(5,031)	2,544
Institutional Class	4,654	19	(713)	3,960	1,742	78	(609)	1,211
Class A	870	1	(72)	799	90	—	(5)	85	(3)
Class C	244	—	(13)	231	7	—	—	7	(3)
Class R3	12	—	—	12	4	—	—	4	(3)

(1)	Period from October 8, 2008 (Commencement of Operations) to August 31, 2009.

(2)	Period from April 6, 2009 (Commencement of Operations) to August 31, 2009.
(3)	Period from May 27, 2009 (Commencement of Operations) to August 31, 2009.
(4)	Approximately 40,000 Investor Class shares were issued in connection with conversion of approximately 40,000 Class A shares (see Note H).
(5)
Approximately 606,000 of Institutional Class shares, 5,869,000 of Class A shares, and 3,092,000 of Class C shares were issued in connection with the acquisition of Large Cap Disciplined Growth Fund for approximately 488,000

179

of Acquired Fund's Institutional Class shares, 4,752,000 of Acquired Fund's Class A shares, and 2,524,000 of Acquired Fund's Class C shares (see Note H).

(6)	Approximately 215,000 Institutional Class shares were issued in connection with conversion of approximately 215,000 Trust Class shares (see Note H).
(7)	On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class.
(8)	Period from December 21, 2009 (Commencement of Operations) to August 31, 2010.
(9)	Period from March 8, 2010 (Commencement of Operations) to August 31, 2010.

(10)	Period from May 10, 2010 (Commencement of Operations) to August 31, 2010.

(11)	Period from June 21, 2010 (Commencement of Operations) to August 31, 2010.

Note E—Lines of Credit:

At August 31, 2010, each Fund (except Intrinsic Value and Multi-Cap Opportunities) was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. As of September 17, 2010, the line of credit was increased to $200,000,000 and Intrinsic Value and Multi-Cap Opportunities became participants in the line of credit. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. Prior to September 18, 2009, interest was charged on borrowings under this line of credit at the Federal Funds Rate plus 0.50% per annum. A facility fee of 0.15% (prior to September 18, 2009, 0.09% and as of September 17, 2010, 0.125%) per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 (as of September 17, 2010, $200,000,000) at any particular time. There were no loans outstanding pursuant to this line of credit at August 31, 2010. During the year ended August 31, 2010, none of the Funds utilized this line of credit.

At August 31, 2010, International, International Institutional and International Large Cap were participants in a single uncommitted, secured $100,000,000 line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Another investment company managed by Management also participates in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Because several mutual funds participate, there is no assurance that a Fund will have access to all or any part of the $100,000,000 at any particular time. International, International Institutional and International Large Cap had no loans outstanding pursuant to this line of credit at August 31, 2010. During the year ended August 31, 2010, International, International Institutional, and International Large Cap did not utilize this line of credit.

Note F—Investments In Affiliates*:

	Balance of Shares Held August 31, 2009	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2010	Value August 31, 2010	Income from Investments in Affiliated Issuers Included in Total Income
Focus
Neuberger Berman Securities Lending Quality Fund, LLC***	46,141,223	42,310,597	88,451,820	—	$—	$9,594

180

	Balance of Shares Held August 31, 2009	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2010	Value August 31, 2010	Income from Investments in Affiliated Issuers Included in Total Income
Genesis
Alberto-Culver Co.**	5,742,450	—	821,500	4,920,950	$152,795,498	$1,755,354
Alliant Techsystems**	1,746,962	—	277,500	1,469,462	96,837,546	—
American Medical Systems Holdings	7,874,765	—	994,300	6,880,465	125,362,072	—
AmSurg Corp.	1,930,734	—	98,400	1,832,334	30,545,008	—
AptarGroup Inc.	6,555,400	—	89,800	6,465,600	269,292,240	4,113,738
Arena Resources**	3,283,628	—	3,283,628	—	—	—
Astec Industries	1,949,622	128,700	741,300	1,337,022	34,361,465	—
Blackbaud, Inc.	4,369,503	—	247,400	4,122,103	85,822,184	1,845,446
Boston Beer	1,019,019	—	—	1,019,019	66,959,738	—
Bucyrus International**	4,385,700	39,900	2,878,900	1,546,700	88,919,783	325,890
CARBO Ceramics	2,217,200	—	50,000	2,167,200	164,122,056	1,640,728
Carrizo Oil & Gas**	1,681,227	—	1,678,770	2,457	51,499	—
Chart Industries**	2,188,928	—	1,642,316	546,612	8,702,063	—
Church & Dwight	4,050,055	—	179,200	3,870,855	237,012,452	2,344,438
CLARCOR Inc.	5,421,622	—	343,100	5,078,522	170,841,480	2,111,566
Compass Minerals International	3,802,000	—	—	3,802,000	272,793,500	5,798,050
Dionex Corp.	2,041,532	—	—	2,041,532	148,011,070	—
Exponent, Inc.	1,164,735	—	—	1,164,735	35,920,427	—
Forward Air	2,043,600	—	304,900	1,738,700	41,415,834	515,774
Haemonetics Corp.	2,660,600	30,000	—	2,690,600	140,126,448	—
Harleysville Group	435,980	1,010,239	—	1,446,219	46,105,462	1,099,061
Healthcare Services Group	3,606,154	290,700	—	3,896,854	80,937,658	3,243,363
Hibbett Sports	1,864,063	52,700	—	1,916,763	44,430,566	—
ICON PLC	3,798,400	25,000	—	3,823,400	84,114,800	—
J & J Snack Foods	1,270,946	—	25,000	1,245,946	47,034,462	525,735
Landauer, Inc.	542,800	312,145	—	854,945	48,047,909	1,509,968
Layne Christensen	2,240,321	—	455,200	1,785,121	44,395,959	—
Lindsay Corp.	1,342,250	—	87,700	1,254,550	46,255,259	427,185
Lufkin Industries	—	1,613,320	—	1,613,320	62,370,951	536,595
Major Drilling Group International	—	1,917,900	—	1,917,900	41,870,634	239,146
ManTech International	2,426,100	—	—	2,426,100	85,859,679	—
Matthews International	3,518,900	—	1,125,210	2,393,690	75,377,298	867,580
MICROS Systems	5,249,242	—	717,500	4,531,742	172,659,370	—
MWI Veterinary Supply	1,168,629	—	26,900	1,141,729	60,625,810	—
NATCO Group**	1,974,328	—	1,974,328	—	—	—
Nordson Corp.**	2,405,430	—	892,126	1,513,304	97,108,718	1,603,788

181

	Balance of Shares Held August 31, 2009	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2010	Value August 31, 2010	Income from Investments in Affiliated Issuers Included in Total Income
Oceaneering International	1,237,700	1,618,912	—	2,856,612	$142,859,166	$—
PetMed Express	—	2,502,838	—	2,502,838	38,668,847	729,491
Raven Industries	1,872,976	—	—	1,872,976	63,138,021	1,123,786
Ritchie Bros. Auctioneers**	5,338,160	—	1,186,850	4,151,310	75,678,381	1,991,146
Robbins & Myers**	1,787,500	—	1,666,618	120,882	2,860,068	257,838
Rofin-Sinar Technologies**	3,423,150	—	3,115,216	307,934	6,281,854	—
RLI Corp.	984,407	215,500	—	1,199,907	62,947,121	1,168,419
Ruddick Corp.	3,956,002	548,900	—	4,504,902	145,823,678	1,968,792
Sirona Dental Systems**	2,805,726	64,300	277,600	2,592,426	81,713,268	—
Solera Holdings	4,480,005	310,748	—	4,790,753	190,097,079	1,184,957
Surmodics, Inc.	2,032,430	—	682,775	1,349,655	16,236,350	—
Titan International**	2,200,047	—	2,200,047	—	—	8,555
Wabtec Corp.	3,002,100	21,600	131,500	2,892,200	123,005,266	119,814
Westamerica Bancorp	2,121,843	—	—	2,121,843	107,535,003	3,034,235
Zebra Technologies**	3,874,247	—	1,186,877	2,687,370	76,912,529	—
Total					$4,340,843,529	$42,090,438
Guardian
Neuberger Berman Securities Lending Quality Fund, LLC***	3,129,168	18,916,394	22,045,562	—	$—	$715
International
Neuberger Berman Securities Lending Quality Fund, LLC***	15,429,775	224,254,950	239,684,725	—	$—	$39,652
International Institutional
Neuberger Berman Securities Lending Quality Fund, LLC***	4,502,766	117,039,794	121,542,560	—	$—	$19,646
International Large Cap
Neuberger Berman Securities Lending Quality Fund, LLC***	2,310,165	70,558,152	72,868,317	—	$—	$10,299
Mid Cap Growth
Neuberger Berman Securities Lending Quality Fund, LLC***	68,669,144	171,016,335	239,685,479	—	$—	$36,247
Partners
Neuberger Berman Securities Lending Quality Fund, LLC***	120,980,475	591,251,126	712,231,601	—	$—	$138,884

182

	Balance of Shares Held August 31, 2009	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2010	Value August 31, 2010	Income from Investments in Affiliated Issuers Included in Total Income
Real Estate
Neuberger Berman Securities Lending Quality Fund, LLC***	9,144,630	32,613,436	41,758,066	—	$—	$3,360
Regency
Neuberger Berman Securities Lending Quality Fund, LLC***	3,651,833	17,932,479	21,584,312	—	$—	$2,555
Small Cap Growth
Neuberger Berman Securities Lending Quality Fund, LLC***	31,671,128	88,646,987	120,318,115	—	$—	$14,094
Socially Responsive
Neuberger Berman Securities Lending Quality Fund, LLC***	4,289,134	66,822,625	71,111,759	—	$—	$4,095

*	Affiliated issuers, as defined in the 1940 Act, as amended.
**	At August 31, 2010, the issuers of these securities were no longer affiliated with the Fund.
***	Quality Fund, a fund that was managed by NBFI, an affiliate of Management, was used to invest cash the Funds received as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund were held by funds in the related investment management complex, Quality Fund may have been considered an affiliate of the Funds.

Note G—Subsequent Events:

In October 2010, the Board approved a plan of liquidation for Climate Change. Management expects the liquidation to occur on or about November 30, 2010. Management has determined that there are no other subsequent events that would need to be disclosed in the Funds' financial statements.

Note H—Reorganization and Share Class Conversions:

On April 9, 2009, Neuberger Berman Century Fund ("Acquiring Fund") acquired all of the net assets of Neuberger Berman Large Cap Disciplined Growth Fund ("Acquired Fund") and changed its name to Neuberger Berman Large Cap Disciplined Growth Fund pursuant to a Plan of Reorganization and Dissolution approved by the Board. The reorganization was accomplished by a tax-free exchange of 5,869,273 shares of Class A of Acquiring Fund (valued at $31,234,312) for 4,752,086 shares of Class A of Acquired Fund outstanding on April 9, 2009, 3,091,731 shares of Class C of Acquiring Fund (valued at $16,455,988) for 2,524,011 shares of Class C of Acquired Fund outstanding on April 9, 2009, and 606,318 shares of Institutional Class of Acquiring Fund (valued at $3,226,698) for 488,494 shares of Institutional Class of Acquired Fund outstanding on April 9, 2009. Acquired Fund's aggregate net assets at that date ($50,916,998, including $864,207 of net unrealized appreciation) were combined with those of Acquiring Fund. The combined net assets of Acquiring Fund immediately after the reorganization were $61,540,126. In

183

addition, immediately after the reorganization, Class A shares of Acquiring Fund held by Grandfathered Investors (as defined below) were converted into Investor Class shares of Acquiring Fund pursuant to a share class conversion ("Investor Class Conversion"). The Investor Class Conversion was accomplished by a tax-free conversion of 40,012 Class A shares of Acquiring Fund (valued at $212,934) into 39,996 Investor Class shares of Acquiring Fund. The number of Investor Class shares of Acquiring Fund outstanding immediately after the Investor Class Conversion was 1,847,397. The net assets of Investor Class shares of Acquiring Fund immediately after the Investor Class Conversion were $9,835,309. "Grandfathered Investors" are investors who established accounts in Investor Class or Trust Class shares of a Neuberger Berman Fund prior to March 1, 2008, and who have continuously maintained an account in Investor or Trust Class shares since that date.

On December 21, 2009, Trust Class shares of Multi-Cap Opportunities converted into Institutional Class shares of Multi-Cap Opportunities pursuant to a share class conversion ("Conversion"). The Conversion was accomplished by a tax-free conversion of 214,699 Trust Class shares of Multi-Cap Opportunities (valued at $1,799,703) into 214,699 Institutional Class shares of Multi-Cap Opportunities. The number of Institutional Class shares of Multi-Cap Opportunities outstanding immediately after the Conversion was 214,699. The net assets of Institutional Class shares of Multi-Cap Opportunities immediately after the Conversion were $1,799,703.

On May 7, 2010 DJC Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund") transferred its assets to Intrinsic Value in exchange for Institutional Class shares of Intrinsic Value. The transfer was accomplished by a tax-free exchange of 9,296,816 shares of the Institutional Class of Intrinsic Value (valued at $92,968,164) for the partners capital of DJG Fund on May 7, 2010. DJG Fund's aggregate net assets on May 7, 2010 ($92,968,164, including $11,595,910 of net unrealized appreciation) were combined with those of Intrinsic Value. The net assets of Intrinsic Value immediately after the transfer of assets were $92,968,164. The number of Institutional Class shares of Intrinsic Value outstanding immediately after the transfer was 9,296,816 shares.

184

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Climate Change Fund
Institutional Class
8/31/2010	$6.29	$0.02	$(0.03)	$(0.01)	$(0.02)	$—	$—	$(0.02)
8/31/2009	$8.93	$0.05	$(2.47)	$(2.42)	$(0.22)	$—	$—	$(0.22)
Period from 5/1/2008^ to 8/31/2008	$10.00	$0.06	$(1.13)	$(1.07)	$—	$—	$—	$—
Class A
8/31/2010	$6.27	$0.03	$(0.04)	$(0.01)	$(0.01)	$—	$—	$(0.01)
8/31/2009	$8.93	$0.03	$(2.47)	$(2.44)	$(0.22)	$—	$—	$(0.22)
Period from 5/1/2008^ to 8/31/2008	$10.00	$0.05	$(1.12)	$(1.07)	$—	$—	$—	$—
Class C
8/31/2010	$6.21	$(0.02)	$(0.04)	$(0.06)	$—	$—	$—	$—
8/31/2009	$8.90	$(0.01)	$(2.46)	$(2.47)	$(0.22)	$—	$—	$(0.22)
Period from 5/1/2008^ to 8/31/2008	$10.00	$0.02	$(1.12)	$(1.10)	$—	$—	$—	$—
Emerging Markets Equity Fund
Institutional Class
8/31/2010	$14.05	$0.11	$2.51	$2.62	$(0.06)	$(1.00)	$—	$(1.06)
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.15	$4.16	$4.31	$(0.26)	$—	$—	$(0.26)
Class A
8/31/2010	$14.02	$0.09	$2.50	$2.59	$(0.04)	$(1.00)	$—	$(1.04)
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.15	$4.13	$4.28	$(0.26)	$—	$—	$(0.26)
Class C
8/31/2010	$13.96	$(0.10)	$2.55	$2.45	$—	$(1.00)	$—	$(1.00)
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.08	$4.12	$4.20	$(0.24)	$—	$—	$(0.24)
Class R3
Period from 6/21/2010^ to 8/31/2010	$15.10	$(0.00)	$0.32	$0.32	$—	$—	$—	$—

See Notes to Financial Highlights	185

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Climate Change Fund
Institutional Class
8/31/2010	$—	$6.26	(.17%)		$0.4	.96%	.96	%‡	.28%	223%
8/31/2009	$—	$6.29	(26.55%)		$1.5	.97%	.97	%‡	.85%	374%
Period from 5/1/2008^ to 8/31/2008	$—	$8.93	(10.70	%)**	$2.1	.95%*	.95	%‡*	1.72%*	71	%**
Class A
8/31/2010	$—	$6.25	(.22%)		$1.5	1.21%	1.21	%‡	.40%	223%
8/31/2009	$—	$6.27	(26.77%)		$1.3	1.22%	1.22	%‡	.58%	374%
Period from 5/1/2008^ to 8/31/2008	$—	$8.93	(10.70	%)**	$1.8	1.20%*	1.20	%‡*	1.42%*	71	%**
Class C
8/31/2010	$—	$6.15	(.97%)		$0.5	1.96%	1.96	%‡	(.31%)	223%
8/31/2009	$—	$6.21	(27.22%)		$0.2	1.97%	1.97	%‡	(.12%)	374%
Period from 5/1/2008^ to 8/31/2008	$—	$8.90	(11.00	%)**	$0.1	1.95%*	1.95	%‡*	.72%*	71	%**
Emerging Markets Equity Fund
Institutional Class
8/31/2010	$0.00	$15.61	18.76%		$9.0	1.26%	1.26	%‡	.72%	81%
Period from 10/8/2008^ to 8/31/2009	$0.00	$14.05	44.66	%**	$4.0	1.28%*	1.28	%‡*	1.55%*	84	%**
Class A
8/31/2010	$0.00	$15.57	18.58%		$5.5	1.51%	1.51	%‡	.61%	81%
Period from 10/8/2008^ to 8/31/2009	$0.00	$14.02	44.38	%**	$1.8	1.53%*	1.53	%‡*	1.31%*	84	%**
Class C
8/31/2010	$0.00	$15.41	17.62%		$0.2	2.26%	2.26	%‡	(.63%)	81%
Period from 10/8/2008^ to 8/31/2009	$0.00	$13.96	43.42	%**	$0.2	2.28%*	2.28	%‡*	.77%*	84	%**
Class R3
Period from 6/21/2010^ to 8/31/2010	$0.00	$15.42	2.12	%**	$0.0	1.93%*	1.93	%*	(.09%)*	81	%Ø

186

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Equity Income Fund
Institutional Class
8/31/2010	$8.74	$0.40	$1.22	$1.62	$(0.34)	$—	$—	$(0.34)
8/31/2009	$10.72	$0.34	$(2.04)	$(1.70)	$(0.21)	$(0.07)	$—	$(0.28)
8/31/2008‡‡	$10.52	$0.31	$0.40	$0.71	$(0.27)	$(0.24)	$—	$(0.51)
Period from 11/2/2006^ to 8/31/2007‡‡	$10.00	$0.25	$0.52	$0.77	$(0.25)	$(0.00)	$—	$(0.25)
Class A
8/31/2010	$8.72	$0.36	$1.22	$1.58	$(0.31)	$—	$—	$(0.31)
8/31/2009	$10.72	$0.25	$(1.99)	$(1.74)	$(0.19)	$(0.07)	$—	$(0.26)
Period from 6/9/2008^ to 8/31/2008	$10.95	$0.07	$(0.24)	$(0.17)	$(0.06)	$—	$—	$(0.06)
Class C
8/31/2010	$8.70	$0.31	$1.20	$1.51	$(0.25)	$—	$—	$(0.25)
8/31/2009	$10.71	$0.20	$(2.00)	$(1.80)	$(0.14)	$(0.07)	$—	$(0.21)
Period from 6/9/2008^ to 8/31/2008	$10.95	$0.05	$(0.24)	$(0.19)	$(0.05)	$—	$—	$(0.05)
Class R3
Period from 6/21/2010^ to 8/31/2010	$10.06	$0.11	$(0.12)	$(0.01)	$(0.06)	$—	$—	$(0.06)
Focus Fund
Investor Class
8/31/2010	$16.59	$0.11	$(0.50)	$(0.39)	$(0.13)	$—	$—	$(0.13)
8/31/2009	$24.78	$0.14	$(6.00)	$(5.86)	$(0.14)	$(2.19)	$—	$(2.33)
8/31/2008	$32.79	$0.15	$(2.09)	$(1.94)	$(0.16)	$(5.91)	$—	$(6.07)
8/31/2007	$34.30	$0.15	$3.33	$3.48	$(0.15)	$(4.84)	$—	$(4.99)
8/31/2006	$37.21	$0.13	$2.24	$2.37	$(0.24)	$(5.04)	$—	$(5.28)
Trust Class
8/31/2010	$12.14	$0.05	$(0.36)	$(0.31)	$(0.10)	$—	$—	$(0.10)
8/31/2009	$18.18	$0.07	$(4.40)	$(4.33)	$(0.10)	$(1.61)	$—	$(1.71)
8/31/2008	$24.09	$0.06	$(1.54)	$(1.48)	$(0.09)	$(4.34)	$—	$(4.43)
8/31/2007	$25.19	$0.05	$2.46	$2.51	$(0.04)	$(3.57)	$—	$(3.61)
8/31/2006	$27.36	$0.04	$1.65	$1.69	$(0.16)	$(3.70)	$—	$(3.86)

See Notes to Financial Highlights	187

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Equity Income Fund
Institutional Class
8/31/2010	$—	$10.02	18.81%		$100.9	.80%	.80	%‡	4.09%	29%
8/31/2009	$—	$8.74	(15.54%)		$18.9	.80%	.80	%‡	3.97%	61%
8/31/2008‡‡	$—	$10.72	7.01	%†††	$5.6	.97%	.96	%‡	2.94%	48%
Period from 11/2/2006^ to 8/31/2007‡‡	$—	$10.52	7.73	%**	$5.4	1.00%*	1.00	%‡*	2.81%*	26	%**
Class A
8/31/2010	$—	$9.99	18.36%		$176.6	1.16%	1.16	%‡	3.70%	29%
8/31/2009	$—	$8.72	(16.01%)		$43.0	1.16%	1.16	%‡	3.15%	61%
Period from 6/9/2008^ to 8/31/2008	$—	$10.72	(1.57	%)**	$23.6	1.17%*	1.16	%‡*	2.72%*	48	%Ø
Class C
8/31/2010	$—	$9.96	17.59%		$44.0	1.91%	1.91	%‡	3.15%	29%
8/31/2009	$—	$8.70	(16.60%)		$4.3	1.91%	1.91	%‡	2.46%	61%
Period from 6/9/2008^ to 8/31/2008	$—	$10.71	(1.72	%)**	$1.2	1.92%*	1.90	%‡*	2.22%*	48	%Ø
Class R3
Period from 6/21/2010^ to 8/31/2010	$—	$9.99	(.04	%)**	$0.0	1.41%*	1.41	%*	5.53%‡*	29	%Ø
Focus Fund
Investor Class
8/31/2010	$—	$16.07	(2.39%)		$478.8	.97%	.97%		.61%	89%
8/31/2009	$—	$16.59	(21.06%)		$540.9	.99%	.99	%‡	.92%	89%
8/31/2008	$—	$24.78	(7.12%)		$795.6	.89%	.88	%‡	.56%	90%
8/31/2007	$—	$32.79	10.71%		$1,018.6	.88%	.87	%‡	.44%	53%
8/31/2006	$—	$34.30	7.00%		$1,093.1	.88%	.87	%‡	.37%	41%
Trust Class
8/31/2010	$—	$11.73	(2.61%)		$18.9	1.19%	1.19%		.38%	89%
8/31/2009	$—	$12.14	(21.21%)		$23.7	1.24%	1.24	%‡	.65%	89%
8/31/2008	$—	$18.18	(7.37%)		$41.5	1.11%	1.10	%‡	.31%	90%
8/31/2007	$—	$24.09	10.49%		$72.3	1.08%	1.07	%‡	.21%	53%
8/31/2006	$—	$25.19	6.81%		$112.8	1.06%	1.06	%‡	.14%	41%

188

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Advisor Class
8/31/2010	$8.40	$0.01	$(0.24)	$(0.23)	$(0.09)	$—	$—	$(0.09)
8/31/2009	$12.64	$0.03	$(3.07)	$(3.04)	$(0.09)	$(1.11)	$—	$(1.20)
8/31/2008	$16.80	$0.02	$(1.08)	$(1.06)	$(0.07)	$(3.03)	$—	$(3.10)
8/31/2007	$17.57	$0.00	$1.71	$1.71	$—	$(2.48)	$—	$(2.48)
8/31/2006	$19.00	$(0.00)	$1.15	$1.15	$—	$(2.58)	$—	$(2.58)
Institutional Class
Period from 6/21/2010^ to 8/31/2010	$17.77	$0.06	$(1.75)	$(1.69)	$—	$—	$—	$—
Class A
Period from 6/21/2010^ to 8/31/2010	$12.97	$0.03	$(1.27)	$(1.24)	$—	$—	$—	$—
Class C
Period from 6/21/2010^ to 8/31/2010	$8.94	$0.01	$(0.88)	$(0.87)	$—	$—	$—	$—
Genesis Fund
Investor Class
8/31/2010	$24.39	$(0.03)	$2.08	$2.05	$—	$—	$—	$—
8/31/2009	$34.95	$(0.01)	$(9.23)	$(9.24)	$—	$(1.32)	$(0.00)	$(1.32)
8/31/2008	$37.55	$(0.07)	$3.53	$3.46	$(0.16)	$(5.90)	$—	$(6.06)
8/31/2007	$34.92	$0.18 @@	$5.58 @@	$5.76	$(0.46)	$(2.67)	$—	$(3.13)
8/31/2006	$34.03	$(0.05)	$1.71	$1.66	$—	$(0.77)	$—	$(0.77)
Trust Class
8/31/2010	$35.00	$(0.07)	$2.99	$2.92	$—	$—	$—	$—
8/31/2009	$50.16	$(0.03)	$(13.24)	$(13.27)	$—	$(1.89)	$(0.00)	$(1.89)
8/31/2008	$53.69	$(0.14)	$5.12	$4.98	$(0.08)	$(8.43)	$—	$(8.51)
8/31/2007	$49.89	$0.24 @@	$7.96 @@	$8.20	$(0.60)	$(3.80)	$—	$(4.40)
8/31/2006	$48.66	$(0.11)	$2.44	$2.33	$—	$(1.10)	$—	$(1.10)
Advisor Class
8/31/2010	$20.35	$(0.10)	$1.75	$1.65	$—	$—	$—	$—
8/31/2009	$29.25	$(0.07)	$(7.73)	$(7.80)	$—	$(1.10)	$(0.00)	$(1.10)
8/31/2008	$31.43	$(0.16)	$2.98	$2.82	$(0.07)	$(4.93)	$—	$(5.00)
8/31/2007	$29.10	$0.06 @@	$4.67 @@	$4.73	$(0.18)	$(2.22)	$—	$(2.40)
8/31/2006	$28.46	$(0.14)	$1.42	$1.28	$—	$(0.64)	$—	$(0.64)

See Notes to Financial Highlights	189

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Advisor Class
8/31/2010	$—	$8.08	(2.83%)		$7.7	1.42%	1.42	%§	.15%	89%
8/31/2009	$—	$8.40	(21.45%)		$10.2	1.50%	1.50	%‡	.40%	89%
8/31/2008	$—	$12.64	(7.55%)		$16.7	1.34%	1.33	%‡	.12%	90%
8/31/2007	$—	$16.80	10.23%		$23.3	1.29%	1.28	%‡	.02%	53%
8/31/2006	$—	$17.57	6.62%		$28.1	1.27%	1.26	%‡	(.03%)	41%
Institutional Class
Period from 6/21/2010^ to 8/31/2010	$—	$16.08	(9.51	%)**	$0.0	.75%*	.75	%‡*	1.80%*	89	%Ø
Class A
Period from 6/21/2010^ to 8/31/2010	$—	$11.73	(9.56	%)**	$0.0	1.11%*	1.11	%‡*	1.44%*	89	%Ø
Class C
Period from 6/21/2010^ to 8/31/2010	$—	$8.07	(9.73	%)**	$0.0	1.86%*	1.86	%‡*	.69%*	89	%Ø
Genesis Fund
Investor Class
8/31/2010	$—	$26.44	8.41%		$1,773.6	1.06%	1.06%		(.11%)	16%
8/31/2009	$—	$24.39	(25.72%)		$1,626.8	1.08%	1.08	%‡	(.04%)	12%
8/31/2008	$—	$34.95	10.18%		$2,386.8	1.03%	1.02	%‡	(.20%)	18	%##
8/31/2007	$—	$37.55	17.51%		$1,997.2	1.03%	1.02	%‡	.51%@@	25%
8/31/2006	$—	$34.92	4.89%		$1,901.1	1.02%	1.02	%‡	(.15%)	19%
Trust Class
8/31/2010	$—	$37.92	8.34%		$3,057.6	1.12%	1.12%		(.17%)	16%
8/31/2009	$—	$35.00	(25.73%)		$3,244.1	1.12%	1.12	%‡	(.09%)	12%
8/31/2008	$—	$50.16	10.22%		$4,799.6	1.09%	1.09	%‡	(.27%)	18	%##
8/31/2007	$—	$53.69	17.41%		$4,985.5	1.10%	1.09	%‡	.48%@@	25%
8/31/2006	$—	$49.89	4.82%		$5,970.9	1.09%	1.09	%‡	(.22%)	19%
Advisor Class
8/31/2010	$—	$22.00	8.11%		$440.2	1.38%	1.38%		(.42%)	16%
8/31/2009	$—	$20.35	(25.95%)		$397.9	1.38%	1.38	%‡	(.34%)	12%
8/31/2008	$—	$29.25	9.89%		$596.8	1.35%	1.34	%‡	(.53%)	18	%##
8/31/2007	$—	$31.43	17.14%		$547.2	1.35%	1.35	%‡	.20%@@	25%
8/31/2006	$—	$29.10	4.52%		$617.4	1.35%	1.34	%‡	(.47%)	19%

190

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Institutional Class
8/31/2010	$33.64	$0.04	$2.88	$2.92	$—	$—	$—	$—
8/31/2009	$48.09	$0.06	$(12.70)	$(12.64)	$—	$(1.81)	$(0.00)	$(1.81)
8/31/2008	$51.52	$(0.01)	$4.90	$4.89	$(0.23)	$(8.09)	$—	$(8.32)
8/31/2007	$47.95	$0.32 @@	$7.68 @@	$8.00	$(0.78)	$(3.65)	$—	$(4.43)
8/31/2006	$46.66	$0.01	$2.34	$2.35	$—	$(1.06)	$—	$(1.06)
Guardian Fund
Investor Class
8/31/2010	$11.15	$0.05	$0.84	$0.89	$(0.06)	$—	$—	$(0.06)
8/31/2009	$16.58	$0.07	$(4.15)	$(4.08)	$(0.05)	$(1.30)	$—	$(1.35)
8/31/2008	$19.89	$0.11	$(1.05)	$(0.94)	$(0.13)	$(2.24)	$—	$(2.37)
8/31/2007	$18.64	$0.14	$2.49	$2.63	$(0.07)	$(1.31)	$—	$(1.38)
8/31/2006	$17.52	$0.08	$1.16	$1.24	$(0.12)	$—	$—	$(0.12)
Trust Class
8/31/2010	$8.75	$0.02	$0.66	$0.68	$(0.05)	$—	$—	$(0.05)
8/31/2009	$13.02	$0.04	$(3.25)	$(3.21)	$(0.04)	$(1.02)	$—	$(1.06)
8/31/2008	$15.64	$0.06	$(0.82)	$(0.76)	$(0.10)	$(1.76)	$—	$(1.86)
8/31/2007	$14.66	$0.07	$1.98	$2.05	$(0.04)	$(1.03)	$—	$(1.07)
8/31/2006	$13.79	$0.04	$0.91	$0.95	$(0.08)	$—	$—	$(0.08)
Advisor Class
8/31/2010	$9.87	$(0.02)	$0.75	$0.73	$(0.01)	$—	$—	$(0.01)
8/31/2009	$14.65	$0.01	$(3.65)	$(3.64)	$(0.00)	$(1.14)	$—	$(1.14)
8/31/2008	$17.55	$(0.01)	$(0.92)	$(0.93)	$—	$(1.97)	$—	$(1.97)
8/31/2007	$16.48	$0.01	$2.22	$2.23	$—	$(1.16)	$—	$(1.16)
8/31/2006	$15.49	$(0.02)	$1.01	$0.99	$—	$—	$—	$—
Institutional Class
8/31/2010	$11.16	$0.08	$0.84	$0.92	$(0.07)	$—	$—	$(0.07)
Period from 5/27/2009^ to 8/31/2009	$10.39	$0.03	$0.74	$0.77	$—	$—	$—	$—
Class A
8/31/2010	$8.75	$0.02	$0.66	$0.68	$(0.07)	$—	$—	$(0.07)
Period from 5/27/2009^ to 8/31/2009	$8.15	$0.01	$0.59	$0.60	$—	$—	$—	$—

See Notes to Financial Highlights	185

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Institutional Class
8/31/2010	$—	$36.56	8.68%	$3,571.8	.85%	.85	%‡	.11%	16%
8/31/2009	$—	$33.64	(25.55%)	$3,283.0	.85%	.85	%‡	.18%	12%
8/31/2008	$—	$48.09	10.48%	$4,781.4	.84%	.84	%‡	(.03%)	18	%##
8/31/2007	$—	$51.52	17.73%	$3,307.5	.85%	.84	%‡	.65%@@	25%
8/31/2006	$—	$47.95	5.05%	$2,625.7	.85%	.85	%‡§	.03%	19%
Guardian Fund
Investor Class
8/31/2010	$—	$11.98	7.99%	$869.2	.95%	.95%		.40%	36%
8/31/2009	$—	$11.15	(22.65%)	$875.5	.97%	.97	%‡	.67%	29%
8/31/2008	$—	$16.58	(5.38%)	$1,252.9	.89%	.88	%‡	.59%	42%
8/31/2007	$—	$19.89	14.48%	$1,441.6	.88%	.87	%‡	.69%	20%
8/31/2006	$—	$18.64	7.09%	$1,417.0	.89%	.88	%‡	.47%	34%
Trust Class
8/31/2010	$—	$9.38	7.75%	$79.0	1.12%	1.12%		.23%	36%
8/31/2009	$—	$8.75	(22.74%)	$71.0	1.14%	1.14	%‡	.50%	29%
8/31/2008	$—	$13.02	(5.52%)	$103.6	1.07%	1.06	%‡	.41%	42%
8/31/2007	$—	$15.64	14.30%	$122.7	1.05%	1.05	%‡	.47%	20%
8/31/2006	$—	$14.66	6.90%	$160.5	1.05%	1.04	%‡	.31%	34%
Advisor Class
8/31/2010	$—	$10.59	7.38%	$0.5	1.50%	1.50	%‡	(.16%)	36%
8/31/2009	$—	$9.87	(23.05%)	$0.5	1.50%	1.50	%‡	.13%	29%
8/31/2008	$—	$14.65	(5.96%)	$0.9	1.50%	1.50	%‡	(.04%)	42%
8/31/2007	$—	$17.55	13.82%	$1.1	1.50%	1.50	%‡	.04%	20%
8/31/2006	$—	$16.48	6.39%	$1.3	1.50%	1.49	%‡	(.12%)	34%
Institutional Class
8/31/2010	$—	$12.01	8.22%	$4.3	.75%	.75	%‡	.65%	36%
Period from 5/27/2009^ to 8/31/2009	$—	$11.16	7.41%**	$0.1	.75%*	.75	%‡*	1.12%*	29	%Ø
Class A
8/31/2010	$—	$9.36	7.72%	$3.5	1.11%	1.11	%‡	.23%	36%
Period from 5/27/2009^ to 8/31/2009	$—	$8.75	7.36%**	$0.5	1.11%*	1.11	%‡*	.41%*	29	%Ø

192

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class C
8/31/2010	$9.86	$(0.06)	$0.76	$0.70	$(0.05)	$—	$—	$(0.05)
Period from 5/27/2009^ to 8/31/2009	$9.21	$0.00	$0.65	$0.65	$—	$—	$—	$—
Class R3
8/31/2010	$9.88	$(0.00)	$0.74	$0.74	$(0.05)	$—	$—	$(0.05)
Period from 5/27/2009^ to 8/31/2009	$9.21	$0.01	$0.66	$0.67	$—	$—	$—	$—
International Fund
Investor Class
8/31/2010	$13.58	$0.13	$0.99	$1.12	$(0.14)	$—	$(0.05)	$(0.19)
8/31/2009	$17.64	$0.16	$(3.86)	$(3.70)	$(0.36)	$—	$—	$(0.36)
8/31/2008	$25.68	$0.38	$(4.26)	$(3.88)	$(0.80)	$(3.36)	$—	$(4.16)
8/31/2007	$24.23	$0.26	$3.81	$4.07	$(0.29)	$(2.33)	$—	$(2.62)
8/31/2006	$21.01	$0.28	$3.81	$4.09	$(0.13)	$(0.75)	$—	$(0.88)
Trust Class
8/31/2010	$15.03	$0.13	$1.10	$1.23	$(0.13)	$—	$(0.05)	$(0.18)
8/31/2009	$19.43	$0.17	$(4.24)	$(4.07)	$(0.33)	$—	$—	$(0.33)
8/31/2008	$28.18	$0.39	$(4.69)	$(4.30)	$(0.77)	$(3.68)	$—	$(4.45)
8/31/2007	$26.52	$0.27	$4.16	$4.43	$(0.24)	$(2.53)	$—	$(2.77)
8/31/2006	$22.93	$0.31	$4.16	$4.47	$(0.08)	$(0.81)	$—	$(0.89)
International Institutional Fund
Institutional Class
8/31/2010	$7.53	$0.12	$0.56	$0.68	$(0.11)	$—	$—	$(0.11)
8/31/2009	$9.84	$0.13	$(2.17)	$(2.04)	$(0.27)	$—	$—	$(0.27)
8/31/2008	$14.44	$0.28	$(2.42)	$(2.14)	$(0.50)	$(1.96)	$—	$(2.46)
8/31/2007	$12.69	$0.20	$2.04	$2.24	$(0.18)	$(0.31)	$—	$(0.49)
8/31/2006	$10.95	$0.22	$1.60	$1.82	$(0.03)	$(0.05)	$—	$(0.08)

See Notes to Financial Highlights	193

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class C
8/31/2010	$—	$10.51	7.08%	$0.4	1.86%	1.86	%‡	(.51%)	36%
Period from 5/27/2009^ to 8/31/2009	$—	$9.86	7.06%**	$0.1	1.86%*	1.86	%‡*	.01%*	29	%Ø
Class R3
8/31/2010	$—	$10.57	7.51%	$0.1	1.36%	1.36	%‡	(.02%)	36%
Period from 5/27/2009^ to 8/31/2009	$—	$9.88	7.27%**	$0.1	1.36%*	1.36	%‡*	.51%*	29	%Ø
International Fund
Investor Class
8/31/2010	$0.00	$14.51	8.26%	$172.5	1.40%	1.40	%‡	.93%	61%
8/31/2009	$0.00	$13.58	(20.42%)	$208.8	1.40%	1.40	%‡	1.38%	81%
8/31/2008	$0.00	$17.64	(17.11%)	$405.2	1.26%	1.25	%‡	1.80%	53%
8/31/2007	$0.00	$25.68	17.44%	$690.6	1.25%	1.23	%‡	1.02%	42%
8/31/2006	$0.01	$24.23	20.07%	$921.4	1.26%	1.25	%‡§	1.19%	48%
Trust Class
8/31/2010	$0.00	$16.08	8.18%	$162.8	1.52%	1.52%		.81%	61%
8/31/2009	$0.00	$15.03	(20.48%)	$201.5	1.49%	1.49	%‡	1.29%	81%
8/31/2008	$0.00	$19.43	(17.21%)	$417.7	1.36%	1.35	%‡	1.64%	53%
8/31/2007	$0.00	$28.18	17.34%	$824.3	1.34%	1.33	%‡	.96%	42%
8/31/2006	$0.01	$26.52	20.02%	$870.9	1.33%	1.32	%‡§	1.21%	48%
International Institutional Fund
Institutional Class
8/31/2010	$0.00	$8.10	9.05%	$168.1	.80%	.80	%^^	1.53%	50%
8/31/2009	$0.00	$7.53	(19.92%)	$223.8	.81%	.81	%^^	2.01%	98%
8/31/2008	$0.00	$9.84	(16.90%)	$411.5	.81%	.80	%^^	2.32%	58%
8/31/2007	$0.00	$14.44	17.97%	$574.3	.83%	.83	%^^	1.44%	59%
8/31/2006	$0.00	$12.69	16.68%	$627.6	.85%	.85	%^^	1.78%	45%

194

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
International Large Cap Fund
Trust Class
8/31/2010	$7.93	$0.09	$0.38	$0.47	$(0.09)	$—	$—	$(0.09)
8/31/2009	$10.12	$0.11	$(2.08)	$(1.97)	$(0.22)	$—	$—	$(0.22)
8/31/2008	$12.09	$0.24	$(1.63)	$(1.39)	$(0.18)	$(0.40)	$—	$(0.58)
8/31/2007	$10.19	$0.17	$1.79	$1.96	$(0.05)	$(0.01)	$—	$(0.06)
Period from 8/1/2006^ to 8/31/2006	$10.00	$0.01	$0.18	$0.19	$—	$—	$—	$—
Institutional Class
8/31/2010	$7.93	$0.12	$0.38	$0.50	$(0.11)	$—	$—	$(0.11)
8/31/2009	$10.15	$0.14	$(2.09)	$(1.95)	$(0.27)	$—	$—	$(0.27)
8/31/2008	$12.11	$0.29	$(1.63)	$(1.34)	$(0.22)	$(0.40)	$—	$(0.62)
Period from 10/6/2006^ to 8/31/2007	$10.19	$0.19	$1.80	$1.99	$(0.06)	$(0.01)	$—	$(0.07)
Class A
8/31/2010	$7.90	$0.10	$0.37	$0.47	$(0.10)	$—	$—	$(0.10)
8/31/2009	$10.12	$0.11	$(2.08)	$(1.97)	$(0.25)	$—	$—	$(0.25)
Period from 12/20/2007^ to 8/31/2008	$11.30	$0.08	$(1.26)	$(1.18)	$—	$—	$—	$—
Class C
8/31/2010	$7.87	$0.04	$0.36	$0.40	$(0.07)	$—	$—	$(0.07)
8/31/2009	$10.06	$0.08	$(2.08)	$(2.00)	$(0.19)	$—	$—	$(0.19)
Period from 12/20/2007^ to 8/31/2008	$11.30	$0.16	$(1.40)	$(1.24)	$—	$—	$—	$—
Class R3
8/31/2010	$7.90	$0.07	$0.37	$0.44	$(0.08)	$—	$—	$(0.08)
Period from 5/27/2009^ to 8/31/2009	$7.10	$0.03	$0.77	$0.80	$—	$—	$—	$—
Intrinsic Value Fund
Institutional Class
Period from 5/10/2010^ to 8/31/2010	$10.00	$0.01	$(0.60)	$(0.59)	$—	$—	$—	$—

See Notes to Financial Highlights	195

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
International Large Cap Fund
Trust Class
8/31/2010	$0.00	$8.31	5.87%		$27.7	1.25%	1.25	%‡	1.10%	45%
8/31/2009	$0.00	$7.93	(18.84%)		$28.9	1.27%	1.27	%‡	1.62%	90%
8/31/2008	$0.00	$10.12	(11.95%)		$51.5	1.28%	1.27	%‡	2.07%	97%
8/31/2007	$0.00	$12.09	19.24%		$54.2	1.25%	1.24	%‡	1.42%	23%
Period from 8/1/2006^ to 8/31/2006	$—	$10.19	1.90	%**	$6.2	1.25%*	1.25	%‡*	1.32%*	6	%**
Institutional Class
8/31/2010	$0.00	$8.32	6.29%		$129.5	.90%	.90	%‡	1.45%	45%
8/31/2009	$0.00	$7.93	(18.57%)		$67.7	.92%	.92	%‡	2.00%	90%
8/31/2008	$0.00	$10.15	(11.60%)		$114.4	.93%	.92	%‡	2.59%	97%
Period from 10/6/2006^ to 8/31/2007	$0.00	$12.11	19.56	%**	$111.0	.90%*	.89	%‡*	1.80%*	23	%Ø
Class A
8/31/2010	$0.00	$8.27	5.87%		$9.3	1.24%	1.24	%‡	1.24%	45%
8/31/2009	$0.00	$7.90	(18.83%)		$4.0	1.29%	1.29	%‡	1.63%	90%
Period from 12/20/2007^ to 8/31/2008	$0.00	$10.12	(10.44	%)**	$2.2	1.34%*	1.34	%‡*	1.15%*	97	%Ø
Class C
8/31/2010	$0.00	$8.20	5.02%		$1.5	2.01%	2.01	%‡	.45%	45%
8/31/2009	$0.00	$7.87	(19.34%)		$0.4	2.01%	2.01	%‡	1.23%	90%
Period from 12/20/2007^ to 8/31/2008	$0.00	$10.06	(10.97	%)**	$0.1	2.04%*	2.03	%‡*	2.05%*	97	%Ø
Class R3
8/31/2010	$0.00	$8.26	5.57%		$0.1	1.51%	1.51	%‡	.87%	45%
Period from 5/27/2009^ to 8/31/2009	$0.00	$7.90	11.27	%**	$0.1	1.52%*	1.52	%‡*	1.31%*	90	%Ø
Intrinsic Value Fund
Institutional Class
Period from 5/10/2010^ to 8/31/2010	$—	$9.41	(5.90	%)**	$80.9	1.00%*	1.00	%‡*	.33%*	19	%**

196

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class A
Period from 5/10/2010^ to 8/31/2010	$10.00	$(0.00)	$(0.60)	$(0.60)	$—	$—	$—	$—
Class C
Period from 5/10/2010^ to 8/31/2010	$10.00	$(0.02)	$(0.60)	$(0.62)	$—	$—	$—	$—
Large Cap Disciplined Growth Fund
Investor Class
8/31/2010	$6.04	$0.02	$0.12	$0.14	$(0.00)	$—	$—	$(0.00)
8/31/2009	$7.39	$0.02	$(1.37)	$(1.35)	$—	$—	$—	$—
8/31/2008	$7.45	$(0.00)	$(0.06)	$(0.06)	$—	$—	$—	$—
8/31/2007	$6.52	$(0.00)	$0.93	$0.93	$—	$—	$—	$—
8/31/2006	$6.22	$(0.02)	$0.33	$0.31	$(0.01)	$—	$—	$(0.01)
Institutional Class
8/31/2010	$6.05	$0.04	$0.13	$0.17	$(0.02)	$—	$—	$(0.02)
Period from 4/6/2009^ to 8/31/2009	$5.28	$0.02	$0.75	$0.77	$—	$—	$—	$—
Class A
8/31/2010	$6.04	$0.02	$0.12	$0.14	$—	$—	$—	$—
Period from 4/6/2009^ to 8/31/2009	$5.28	$0.01	$0.75	$0.76	$—	$—	$—	$—
Class C
8/31/2010	$6.02	$(0.03)	$0.13	$0.10	$—	$—	$—	$—
Period from 4/6/2009^ to 8/31/2009	$5.28	$(0.01)	$0.75	$0.74	$—	$—	$—	$—
Class R3
8/31/2010	$6.03	$0.00	$0.13	$0.13	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$5.47	$0.00	$0.56	$0.56	$—	$—	$—	$—

See Notes to Financial Highlights	197

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
Period from 5/10/2010^ to 8/31/2010	$—	$9.40	(6.00	%)**	$0.6	1.36%*	1.36	%‡*	(.02%)*	19	%**
Class C
Period from 5/10/2010^ to 8/31/2010	$—	$9.38	(6.20	%)**	$0.0	2.11%*	2.11	%‡*	(.79%)*	19	%**
Large Cap Disciplined Growth Fund
Investor Class
8/31/2010	$—	$6.18	2.37%		$11.4	1.11%	1.11	%‡	.29%	104%
8/31/2009	$—	$6.04	(18.27%)		$11.7	1.34%	1.34	%‡	.40%	132	%###
8/31/2008	$—	$7.39	(.81%)		$11.9	1.51%	1.50	%‡	(.00%)	167%
8/31/2007	$—	$7.45	14.26%		$10.0	1.51%	1.50	%‡	(.02%)	46%
8/31/2006	$—	$6.52	4.92%		$10.4	1.51%	1.49	%‡	(.27%)	64%
Institutional Class
8/31/2010	$—	$6.20	2.76%		$346.6	.75%	.75	%‡	.61%	104%
Period from 4/6/2009^ to 8/31/2009	$—	$6.05	14.58	%**	$23.3	.75%*	.75	%‡*	.86%*	132	%Ø###
Class A
8/31/2010	$—	$6.18	2.32%		$33.0	1.11%	1.11	%‡	.35%	104%
Period from 4/6/2009^ to 8/31/2009	$—	$6.04	14.39	%**	$63.7	1.11%*	1.11	%‡*	.47%*	132	%Ø###
Class C
8/31/2010	$—	$6.12	1.66%		$31.0	1.86%	1.86	%‡	(.46%)	104%
Period from 4/6/2009^ to 8/31/2009	$—	$6.02	14.02	%**	$25.9	1.86%*	1.86	%‡*	(.28%)*	132	%Ø###
Class R3
8/31/2010	$—	$6.16	2.16%		$0.1	1.36%	1.36	%‡	.04%	104%
Period from 5/27/2009^ to 8/31/2009	$—	$6.03	10.24	%**	$0.1	1.36%*	1.36	%‡*	.20%*	132	%Ø###

198

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Mid Cap Growth Fund
Investor Class
8/31/2010	$7.43	$(0.05)	$1.05	$1.00	$—	$—	$—	$—
8/31/2009	$9.53	$(0.02)	$(2.08)	$(2.10)	$—	$—	$—	$—
8/31/2008	$10.54	$(0.05)	$(0.96)	$(1.01)	$—	$—	$—	$—
8/31/2007	$8.17	$(0.03)	$2.40	$2.37	$—	$—	$—	$—
8/31/2006	$7.45	$(0.03)	$0.75	$0.72	$—	$—	$—	$—
Trust Class
8/31/2010	$11.31	$(0.08)	$1.60	$1.52	$—	$—	$—	$—
8/31/2009	$14.54	$(0.04)	$(3.19)	$(3.23)	$—	$—	$—	$—
8/31/2008	$16.11	$(0.11)	$(1.46)	$(1.57)	$—	$—	$—	$—
8/31/2007	$12.53	$(0.09)	$3.67	$3.58	$—	$—	$—	$—
8/31/2006	$11.46	$(0.08)	$1.15	$1.07	$—	$—	$—	$—
Advisor Class
8/31/2010	$11.63	$(0.13)	$1.64	$1.51	$—	$—	$—	$—
8/31/2009	$14.98	$(0.06)	$(3.29)	$(3.35)	$—	$—	$—	$—
8/31/2008	$16.64	$(0.16)	$(1.50)	$(1.66)	$—	$—	$—	$—
8/31/2007	$12.96	$(0.12)	$3.80	$3.68	$—	$—	$—	$—
8/31/2006	$11.88	$(0.10)	$1.18	$1.08	$—	$—	$—	$—
Institutional Class
8/31/2010	$7.50	$(0.02)	$1.06	$1.04	$—	$—	$—	$—
8/31/2009	$9.57	$0.01	$(2.08)	$(2.07)	$—	$—	$—	$—
8/31/2008	$10.55	$(0.02)	$(0.96)	$(0.98)	$—	$—	$—	$—
Period from 4/29/2007^ to 8/31/2007	$9.97	$(0.01)	$0.59	$0.58	$—	$—	$—	$—
Class A
8/31/2010	$11.31	$(0.07)	$1.60	$1.53	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$10.34	$(0.00)	$0.97	$0.97	$—	$—	$—	$—
Class C
8/31/2010	$11.62	$(0.18)	$1.65	$1.47	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$10.64	$(0.02)	$1.00	$0.98	$—	$—	$—	$—

See Notes to Financial Highlights	199

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Growth Fund
Investor Class
8/31/2010	$—	$8.43	13.46%	$288.0	1.07%	1.07%		(.55%)	70%
8/31/2009	$—	$7.43	(22.04%)	$280.9	1.11%	1.11	%‡	(.28%)	69%
8/31/2008	$—	$9.53	(9.58%)	$396.7	1.01%	1.01	%‡	(.49%)	70%
8/31/2007	$—	$10.54	29.01%	$446.3	1.03%	1.02	%‡	(.33%)	49%
8/31/2006	$—	$8.17	9.66%	$356.7	1.05%	1.04	%‡	(.36%)	45%
Trust Class
8/31/2010	$—	$12.83	13.44%	$21.8	1.14%	1.14%		(.61%)	70%
8/31/2009	$—	$11.31	(22.21%)	$16.4	1.26%	1.26	%‡	(.37%)	69%
8/31/2008	$—	$14.54	(9.75%)	$11.7	1.25%	1.25	%‡	(.73%)	70%
8/31/2007	$—	$16.11	28.57%	$13.4	1.31%	1.30	%‡	(.63%)	49%
8/31/2006	$—	$12.53	9.34%	$6.6	1.33%	1.32	%‡	(.65%)	45%
Advisor Class
8/31/2010	$—	$13.14	12.98%	$5.4	1.50%	1.50	%§	(.98%)	70%
8/31/2009	$—	$11.63	(22.36%)	$6.9	1.50%	1.50	%‡	(.57%)	69%
8/31/2008	$—	$14.98	(9.98%)	$3.2	1.50%	1.49	%‡	(.98%)	70%
8/31/2007	$—	$16.64	28.40%	$1.5	1.50%	1.49	%‡	(.80%)	49%
8/31/2006	$—	$12.96	9.09%	$0.8	1.50%	1.49	%‡	(.80%)	45%
Institutional Class
8/31/2010	$—	$8.54	13.87%	$121.1	.75%	.75	%‡	(.22%)	70%
8/31/2009	$—	$7.50	(21.63%)	$146.6	.75%	.75	%‡	.12%	69%
8/31/2008	$—	$9.57	(9.29%)	$51.1	.75%	.75	%‡	(.22%)	70%
Period from 4/29/2007^ to 8/31/2007	$—	$10.55	5.82%**	$18.1	.75%*	.74	%‡*	(.25%)*	49	%Ø
Class A
8/31/2010	$—	$12.84	13.53%	$13.6	1.11%	1.11	%‡	(.51%)	70%
Period from 5/27/2009^ to 8/31/2009	$—	$11.31	9.38%**	$0.1	1.11%*	1.11	%‡*	(.01%)*	69	%Ø
Class C
8/31/2010	$—	$13.09	12.65%	$0.2	1.86%	1.86	%‡	(1.32%)	70%
Period from 5/27/2009^ to 8/31/2009	$—	$11.62	9.21%**	$0.1	1.86%*	1.86	%‡*	(.64%)*	69	%Ø

200

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class R3
8/31/2010	$11.63	$(0.11)	$1.65	$1.54	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$10.64	$(0.00)	$0.99	$0.99	$—	$—	$—	$—

Multi-Cap Opportunities Fund
Institutional Class‡‡‡
8/31/2010	$7.93	$0.09	$0.16	$0.25	$(0.15)	$—	$—	$(0.15)
8/31/2009	$9.84	$0.07	$(1.84)	$(1.77)	$(0.05)	$(0.09)	$—	$(0.14)
8/31/2008	$11.14	$0.05	$(0.86)	$(0.81)	$(0.07)	$(0.42)	$—	$(0.49)
Period from 11/2/2006^ to 8/31/2007	$10.00	$0.04	$1.12	$1.16	$(0.02)	$—	$—	$(0.02)
Class A
Period from 12/21/2009^ to 8/31/2010	$8.38	$0.03	$(0.39)	$(0.36)	$—	$—	$—	$—
Class C
Period from 12/21/2009^ to 8/31/2010	$8.38	$(0.01)	$(0.40)	$(0.41)	$—	$—	$—	$—

Partners Fund
Investor Class
8/31/2010	$21.67	$0.04	$0.45	$0.49	$(0.13)	$—	$—	$(0.13)
8/31/2009	$28.90	$0.15	$(7.04)	$(6.89)	$(0.09)	$(0.25)	$—	$(0.34)
8/31/2008	$32.10	$0.13	$(2.01)	$(1.88)	$(0.12)	$(1.20)	$—	$(1.32)
8/31/2007	$28.71	$0.14	$3.96	$4.10	$(0.20)	$(0.51)	$—	$(0.71)
8/31/2006	$28.62	$0.24	$1.43	$1.67	$(0.27)	$(1.31)	$—	$(1.58)
Trust Class
8/31/2010	$16.67	$0.00	$0.34	$0.34	$(0.11)	$—	$—	$(0.11)
8/31/2009	$22.25	$0.09	$(5.42)	$(5.33)	$(0.06)	$(0.19)	$—	$(0.25)
8/31/2008	$24.75	$0.06	$(1.56)	$(1.50)	$(0.08)	$(0.92)	$—	$(1.00)
8/31/2007	$22.14	$0.06	$3.05	$3.11	$(0.11)	$(0.39)	$—	$(0.50)
8/31/2006	$22.02	$0.15	$1.11	$1.26	$(0.13)	$(1.01)	$—	$(1.14)

See Notes to Financial Highlights	201

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class R3
8/31/2010	$—	$13.17	13.24%		$0.1	1.36%	1.36	%‡	(.84%)	70%
Period from 5/27/2009^ to 8/31/2009	$—	$11.63	9.30	%**	$0.1	1.36%*	1.36	%‡*	(.14%)*	69	%Ø
Multi-Cap Opportunities Fund
Institutional Class‡‡‡
8/31/2010	$—	$8.03	3.02	%††††	$47.2	1.00%	1.00	%‡	1.10%	62%
8/31/2009	$—	$7.93	(17.74%)		$3.1	1.02%	1.02	%‡	1.02%	124%
8/31/2008	$—	$9.84	(7.53%)		$5.0	1.01%	1.01	%‡	.46%	129%
Period from 11/2/2006^ to 8/31/2007	$—	$11.14	11.58	%**	$8.6	1.00%*	1.00	%‡*	.44%*	88	%**
Class A
Period from 12/21/2009^ to 8/31/2010	$—	$8.02	(4.30	%)**	$0.3	1.36%*	1.36	%‡*	.58%*	62	%Ø
Class C
Period from 12/21/2009^ to 8/31/2010	$—	$7.97	(4.89	%)**	$0.1	2.12%*	2.12	%‡*	(.18%)*	62	%Ø
Partners Fund
Investor Class
8/31/2010	$—	$22.03	2.21%		$1,189.1	.85%	.85%		.19%	42%
8/31/2009	$—	$21.67	(23.27%)		$1,337.2	.89%	.89	%‡	.85%	35%
8/31/2008	$—	$28.90	(6.22%)		$2,193.1	.81%	.80	%‡	.42%	41%
8/31/2007	$—	$32.10	14.33%		$2,267.6	.81%	.80	%‡	.44%	47%
8/31/2006	$—	$28.71	5.87%		$2,106.7	.82%	.82	%‡	.84%	33%
Trust Class
8/31/2010	$—	$16.90	2.01%		$547.6	1.03%	1.03%		.01%	42%
8/31/2009	$—	$16.67	(23.38%)		$622.6	1.04%	1.04	%‡	.70%	35%
8/31/2008	$—	$22.25	(6.40%)		$1,004.0	.99%	.99	%‡	.23%	41%
8/31/2007	$—	$24.75	14.09%		$1,171.5	1.00%	.99	%‡	.26%	47%
8/31/2006	$—	$22.14	5.70%		$970.5	1.00%	.99	%‡	.66%	33%

202

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Advisor Class
8/31/2010	$14.42	$(0.02)	$0.29	$0.27	$(0.10)	$—	$—	$(0.10)
8/31/2009	$19.27	$0.06	$(4.69)	$(4.63)	$(0.05)	$(0.17)	$—	$(0.22)
8/31/2008	$21.45	$0.02	$(1.35)	$(1.33)	$(0.05)	$(0.80)	$—	$(0.85)
8/31/2007	$19.18	$0.02	$2.65	$2.67	$(0.06)	$(0.34)	$—	$(0.40)
8/31/2006	$19.01	$0.10	$0.94	$1.04	$(0.01)	$(0.86)	$—	$(0.87)
Institutional Class
8/31/2010	$21.79	$0.08	$0.45	$0.53	$(0.17)	$—	$—	$(0.17)
8/31/2009	$29.06	$0.18	$(7.08)	$(6.90)	$(0.12)	$(0.25)	$—	$(0.37)
8/31/2008	$32.28	$0.19	$(2.04)	$(1.85)	$(0.17)	$(1.20)	$—	$(1.37)
8/31/2007	$28.72	$0.19	$3.96	$4.15	$(0.08)	$(0.51)	$—	$(0.59)
Period from 6/7/2006^ to 8/31/2006	$28.12	$0.19	$0.41	$0.60	$—	$—	$—	$—
Class A
Period from 6/21/2010^ to 8/31/2010	$18.36	$0.01	$(1.47)	$(1.46)	$—	$—	$—	$—
Class C
Period from 6/21/2010^ to 8/31/2010	$15.85	$(0.02)	$(1.26)	$(1.28)	$—	$—	$—	$—
Class R3
Period from 6/21/2010^ to 8/31/2010	$15.85	$(0.00)	$(1.27)	$(1.27)	$—	$—	$—	$—
Real Estate Fund
Trust Class
8/31/2010	$7.74	$0.16	$2.53	$2.69	$(0.16)	$—	$(0.04)	$(0.20)
8/31/2009	$10.65	$0.24	$(2.84)	$(2.60)	$(0.24)	$—	$(0.07)	$(0.31)
8/31/2008	$14.21	$0.22	$(1.04)	$(0.82)	$(0.19)	$(2.39)	$(0.16)	$(2.74)
8/31/2007	$15.69	$0.17	$(0.09)	$0.08	$(0.19)	$(1.37)	$—	$(1.56)
8/31/2006	$14.73	$0.20	$3.39	$3.59	$(0.27)	$(2.36)	$—	$(2.63)
Institutional Class
8/31/2010	$7.76	$0.17	$2.53	$2.70	$(0.16)	$—	$(0.05)	$(0.21)
8/31/2009	$10.66	$0.24	$(2.82)	$(2.58)	$(0.23)	$—	$(0.09)	$(0.32)

See Notes to Financial Highlights	203

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Advisor Class
8/31/2010	$—	$14.59	1.83%		$341.5	1.18%	1.18%		(.14%)	42%
8/31/2009	$—	$14.42	(23.47%)		$379.7	1.20%	1.20	%‡	.54%	35%
8/31/2008	$—	$19.27	(6.56%)		$559.0	1.15%	1.14	%‡	.08%	41%
8/31/2007	$—	$21.45	13.94%		$599.0	1.15%	1.14	%‡	.11%	47%
8/31/2006	$—	$19.18	5.56%		$605.0	1.15%	1.14	%‡	.52%	33%
Institutional Class
8/31/2010	$—	$22.15	2.35%		$148.7	.69%	.69	%§	.35%	42%
8/31/2009	$—	$21.79	(23.10%)		$161.3	.70%	.70	%‡	1.01%	35%
8/31/2008	$—	$29.06	(6.08%)		$168.1	.66%	.65	%‡	.59%	41%
8/31/2007	$—	$32.28	14.49%		$133.5	.66%	.65	%‡§	.59%	47%
Period from 6/7/2006^ to 8/31/2006	$—	$28.72	2.13	%**	$130.5	.70%*	.69	%‡*	2.85%*	33	%Ø
Class A
Period from 6/21/2010^ to 8/31/2010	$—	$16.90	(7.95	%)**	$0.0	1.11%*	1.11	%‡*	.16%*	42	%Ø
Class C
Period from 6/21/2010^ to 8/31/2010	$—	$14.57	(8.08	%)**	$0.0	1.86%*	1.86	%‡*	(.60%)*	42	%Ø
Class R3
Period from 6/21/2010^ to 8/31/2010	$—	$14.58	(8.01	%)**	$0.0	1.36%*	1.36	%‡*	(.09%)*	42	%Ø
Real Estate Fund
Trust Class
8/31/2010	$0.00	$10.23	35.09%		$126.7	.99%	.99	%‡	1.73%	70%
8/31/2009	$0.00	$7.74	(23.69%)		$63.0	.99%	.99	%‡	3.61%	181%
8/31/2008	$0.00	$10.65	(5.32%)		$53.0	1.00%	.97	%‡	1.93%	187%
8/31/2007	$0.00	$14.21	(.43%)		$110.4	.99%	.97	%‡	1.06%	99%
8/31/2006	$0.00	$15.69	28.50%		$86.7	1.11%	1.09	%‡	1.39%	97%
Institutional Class
8/31/2010	$0.00	$10.25	35.18%		$22.6	.85%	.85	%‡	1.77%	70%
8/31/2009	$0.00	$7.76	(23.46%)		$3.3	.85%	.85	%‡	3.47%	181%

204

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Period from 6/4/2008^ to 8/31/2008	$10.88	$0.07	$(0.22)	$(0.15)	$(0.04)	$—	$(0.03)	$(0.07)
Class A
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.01	$(0.11)	$(0.10)	$(0.02)	$—	$(0.03)	$(0.05)
Class C
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.01	$(0.12)	$(0.11)	$(0.01)	$—	$(0.02)	$(0.03)
Class R3
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.02	$(0.13)	$(0.11)	$(0.03)	$—	$(0.01)	$(0.04)
Regency Fund
Investor Class
8/31/2010	$11.07	$0.01	$1.26	$1.27	$(0.08)	$—	$—	$(0.08)
8/31/2009	$15.02	$0.07	$(3.47)	$(3.40)	$(0.00)	$(0.55)	$—	$(0.55)
8/31/2008	$18.65	$0.07	$(1.75)	$(1.68)	$(0.14)	$(1.81)	$—	$(1.95)
8/31/2007	$16.52	$0.13	$2.19	$2.32	$(0.10)	$(0.09)	$—	$(0.19)
8/31/2006	$17.37	$0.13	$0.39	$0.52	$(0.06)	$(1.31)	$—	$(1.37)
Trust Class
8/31/2010	$9.66	$0.01	$1.11	$1.12	$(0.10)	$—	$—	$(0.10)
8/31/2009	$13.09	$0.07	$(3.02)	$(2.95)	$(0.00)	$(0.48)	$—	$(0.48)
8/31/2008	$16.26	$0.04	$(1.52)	$(1.48)	$(0.11)	$(1.58)	$—	$(1.69)
8/31/2007	$14.41	$0.08	$1.91	$1.99	$(0.06)	$(0.08)	$—	$(0.14)
8/31/2006	$15.13	$0.09	$0.34	$0.43	$(0.02)	$(1.13)	$—	$(1.15)
Institutional Class
Period from 3/8/2010^ to 8/31/2010	$13.12	$0.03	$(0.87)	$(0.84)	$—	$—	$—	$—
Class A
Period from 6/21/2010^ to 8/31/2010	$11.41	$0.00	$(0.73)	$(0.73)	$—	$—	$—	$—

See Notes to Financial Highlights	205

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Period from 6/4/2008^ to 8/31/2008	$0.00	$10.66	(1.31	%)**	$1.7	.87%*	.86	%‡*	2.76%*	187	%Ø
Class A
Period from 6/21/2010^ to 8/31/2010	$0.00	$10.23	(.98	%)**	$0.5	1.21%*	1.21	%‡*	.68%*	70	%Ø
Class C
Period from 6/21/2010^ to 8/31/2010	$0.00	$10.24	(1.08	%)**	$0.1	1.96%*	1.96	%‡*	.66%*	70	%Ø
Class R3
Period from 6/21/2010^ to 8/31/2010	$0.00	$10.23	(1.04	%)**	$0.0	1.46%*	1.46	%‡*	.93%*	70	%Ø
Regency Fund
Investor Class
8/31/2010	$—	$12.26	11.51%		$55.9	1.22%	1.22	%‡	.10%	51%
8/31/2009	$—	$11.07	(21.04%)		$43.8	1.36%	1.36	%‡	.78%	51%
8/31/2008	$—	$15.02	(9.93%)		$79.1	1.13%	1.11	%‡	.43%	60%
8/31/2007	$—	$18.65	14.10%		$99.9	1.09%	1.08	%‡	.72%	80%
8/31/2006	$—	$16.52	2.94%		$111.1	1.12%	1.11	%‡	.75%	52%
Trust Class
8/31/2010	$—	$10.68	11.55%		$80.5	1.25%	1.25	%‡	.07%	51%
8/31/2009	$—	$9.66	(20.96%)		$26.9	1.25%	1.25	%‡	.89%	51%
8/31/2008	$—	$13.09	(10.03%)		$52.8	1.26%	1.24	%‡	.30%	60%
8/31/2007	$—	$16.26	13.84%		$55.6	1.25%	1.24	%‡	.51%	80%
8/31/2006	$—	$14.41	2.81%		$64.2	1.25%	1.24	%‡	.61%	52%
Institutional Class
Period from 3/8/2010^ to 8/31/2010	$—	$12.28	(6.40	%)**	$0.7	.85%*	.85	%‡*	.48%*	51	%Ø
Class A
Period from 6/21/2010^ to 8/31/2010	$—	$10.68	(6.40	%)**	$0.0	1.21%*	1. 21	%‡*	.04%*	51	%Ø

206

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class C
Period from 6/21/2010^ to 8/31/2010	$11.41	$(0.01)	$(0.74)	$(0.75)	$—	$—	$—	$—
Class R3
Period from 6/21/2010^ to 8/31/2010	$11.41	$(0.00)	$(0.74)	$(0.74)	$—	$—	$—	$—
Select Equities Fund
Institutional Class
8/31/2010	$8.06	$0.06	$(0.01)	$0.05	$(0.05)	$(0.15)	$—	$(0.20)
8/31/2009	$9.20	$0.08	$(1.19)	$(1.11)	$(0.03)	$—	$—	$(0.03)
Period from 12/20/2007^ to 8/31/2008	$10.00	$0.08	$(0.88)	$(0.80)	$—	$—	$—	$—
Class A
8/31/2010	$8.05	$0.03	$(0.03)	$0.00	$(0.02)	$(0.15)	$—	$(0.17)
8/31/2009	$9.18	$0.04	$(1.14)	$(1.10)	$(0.03)	$—	$—	$(0.03)
Period from 12/20/2007^ to 8/31/2008	$10.00	$0.04	$(0.86)	$(0.82)	$—	$—	$—	$—
Class C
8/31/2010	$7.94	$(0.03)	$(0.02)	$(0.05)	$—	$(0.15)	$—	$(0.15)
8/31/2009	$9.12	$(0.02)	$(1.13)	$(1.15)	$(0.03)	$—	$—	$(0.03)
Period from 12/20/2007^ to 8/31/2008	$10.00	$(0.01)	$(0.87)	$(0.88)	$—	$—	$—	$—
Small Cap Growth Fund
Investor Class
8/31/2010	$13.15	$(0.13)	$0.66	$0.53	$—	$—	$—	$—
8/31/2009	$17.92	$(0.11)	$(4.66)	$(4.77)	$—	$—	$—	$—
8/31/2008	$19.15	$(0.18)	$(1.05)	$(1.23)	$—	$—	$—	$—
8/31/2007	$15.01	$(0.18)	$4.32	$4.14	$—	$—	$—	$—
8/31/2006	$14.19	$(0.19)	$1.01	$0.82	$—	$—	$—	$—

See Notes to Financial Highlights	207

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class C
Period from 6/21/2010^ to 8/31/2010	$—	$10.66	(6.57	%)**	$0.0	1.96%*	1.96	%‡*	(.64%)*	51	%Ø
Class R3
Period from 6/21/2010^ to 8/31/2010	$—	$10.67	(6.49	%)**	$0.0	1.46%*	1.46	%‡*	(.22%)*	51	%Ø
Select Equities Fund
Institutional Class
8/31/2010	$—	$7.91	.44%		$17.6	.75%	.75	%‡	.78%	129%
8/31/2009	$—	$8.06	(12.03%)		$6.5	.75%	.75	%‡	1.04%	93%
Period from 12/20/2007^ to 8/31/2008	$—	$9.20	(8.00	%)**	$2.3	.76%*	.76	%‡*	1.17%*	53	%**
Class A
8/31/2010	$—	$7.88	(.11%)		$38.0	1.20%	1.20	%‡	.36%	129%
8/31/2009	$—	$8.05	(11.95%)		$38.3	1.20%	1.20	%‡	.52%	93%
Period from 12/20/2007^ to 8/31/2008	$—	$9.18	(8.20	%)**	$4.9	1.24%*	1.24	%‡*	.63%*	53	%**
Class C
8/31/2010	$—	$7.74	(.75%)		$11.6	1.95%	1.95	%‡	(.41%)	129%
8/31/2009	$—	$7.94	(12.58%)		$7.4	1.95%	1.95	%‡	(.22%)	93%
Period from 12/20/2007^ to 8/31/2008	$—	$9.12	(8.80	%)**	$0.8	1.99%*	1.98	%‡*	(.08%)*	53	%**
Small Cap Growth Fund
Investor Class
8/31/2010	$—	$13.68	4.03%		$75.4	1.15%	1.15	%‡	(.89%)	235%
8/31/2009	$—	$13.15	(26.62%)		$144.1	1.30%	1.30	%‡	(.89%)	292%
8/31/2008	$—	$17.92	(6.42%)		$239.9	1.31%	1.29	%‡	(.93%)	185%
8/31/2007	$—	$19.15	27.58%		$58.1	1.30%	1.27	%‡	(1.01%)	153%
8/31/2006	$—	$15.01	5.78%		$46.9	1.60%	1.57	%‡	(1.21%)	142%

208

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Trust Class
8/31/2010	$14.43	$(0.18)	$0.68	$0.50	$—	$—	$—	$—
8/31/2009	$19.67	$(0.14)	$(5.10)	$(5.24)	$—	$—	$—	$—
8/31/2008	$21.05	$(0.21)	$(1.17)	$(1.38)	$—	$—	$—	$—
8/31/2007	$16.52	$(0.21)	$4.74	$4.53	$—	$—	$—	$—
8/31/2006	$15.62	$(0.22)	$1.12	$0.90	$—	$—	$—	$—
Advisor Class
8/31/2010	$9.61	$(0.14)	$0.45	$0.31	$—	$—	$—	$—
8/31/2009	$13.13	$(0.11)	$(3.41)	$(3.52)	$—	$—	$—	$—
8/31/2008	$14.08	$(0.17)	$(0.78)	$(0.95)	$—	$—	$—	$—
8/31/2007	$11.07	$(0.17)	$3.18	$3.01	$—	$—	$—	$—
8/31/2006	$10.49	$(0.16)	$0.74	$0.58	$—	$—	$—	$—
Institutional Class
8/31/2010	$13.23	$(0.09)	$0.61	$0.52	$—	$—	$—	$—
8/31/2009	$17.95	$(0.06)	$(4.66)	$(4.72)	$—	$—	$—	$—
Period from 4/1/2008^ to 8/31/2008	$17.64	$(0.04)	$0.35	$0.31	$—	$—	$—	$—
Class A
8/31/2010	$14.43	$(0.16)	$0.68	$0.52	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$12.98	$(0.03)	$1.48	$1.45	$—	$—	$—	$—
Class C
8/31/2010	$9.60	$(0.19)	$0.46	$0.27	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$8.65	$(0.04)	$0.99	$0.95	$—	$—	$—	$—
Class R3
8/31/2010	$9.61	$(0.13)	$0.45	$0.32	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$8.65	$(0.02)	$0.98	$0.96	$—	$—	$—	$—

See Notes to Financial Highlights	209

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Trust Class
8/31/2010	$—	$14.93	3.47%	$22.0	1.37%	1.37	%‡	(1.11%)	235%
8/31/2009	$—	$14.43	(26.64%)	$35.2	1.40%	1.40	%‡	(1.00%)	292%
8/31/2008	$—	$19.67	(6.56%)	$42.3	1.41%	1.39	%‡	(1.04%)	185%
8/31/2007	$—	$21.05	27.42%	$8.5	1.40%	1.38	%‡	(1.08%)	153%
8/31/2006	$—	$16.52	5.76%	$2.5	1.66%	1.63	%‡	(1.26%)	142%
Advisor Class
8/31/2010	$—	$9.92	3.23%	$9.7	1.60%	1.60	%‡	(1.34%)	235%
8/31/2009	$—	$9.61	(26.81%)	$11.7	1.60%	1.60	%‡	(1.19%)	292%
8/31/2008	$—	$13.13	(6.75%)	$13.6	1.61%	1.59	%‡	(1.23%)	185%
8/31/2007	$—	$14.08	27.19%	$4.3	1.60%	1.57	%‡	(1.30%)	153%
8/31/2006	$—	$11.07	5.53%	$2.2	1.77%	1.74	%‡	(1.36%)	142%
Institutional Class
8/31/2010	$—	$13.75	3.93%	$82.6	.91%	.91	%‡	(.63%)	235%
8/31/2009	$—	$13.23	(26.30%)	$7.5	.90%	.90	%‡	(.48%)	292%
Period from 4/1/2008^ to 8/31/2008	$—	$17.95	1.76%**	$4.3	.91%*	.90	%‡*	(.55%)*	185	%Ø
Class A
8/31/2010	$—	$14.95	3.60%	$0.5	1.26%	1.26	%‡	(1.01%)	235%
Period from 5/27/2009^ to 8/31/2009	$—	$14.43	11.17%**	$0.1	1.26%*	1.26	%‡*	(.76%)*	292	%Ø
Class C
8/31/2010	$—	$9.87	2.81%	$0.1	2.01%	2.01	%‡	(1.76%)	235%
Period from 5/27/2009^ to 8/31/2009	$—	$9.60	10.98%**	$0.1	2.01%*	2.01	%‡*	(1.47%)*	292	%Ø
Class R3
8/31/2010	$—	$9.93	3.33%	$0.1	1.51%	1.51	%‡	(1.25%)	235%
Period from 5/27/2009^ to 8/31/2009	$—	$9.61	11.10%**	$0.1	1.52%*	1.52	%‡*	(.97%)*	292	%Ø

210

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Socially Responsive Fund
Investor Class
8/31/2010	$18.74	$0.06	$1.84	$1.90	$(0.06)	$—	$—	$(0.06)
8/31/2009	$24.51	$0.09	$(5.52)	$(5.43)	$(0.08)	$(0.26)	$—	$(0.34)
8/31/2008	$27.20	$0.15	$(1.85)	$(1.70)	$(0.13)	$(0.86)	$—	$(0.99)
8/31/2007	$23.88	$0.18	$3.42	$3.60	$(0.04)	$(0.24)	$—	$(0.28)
8/31/2006	$22.91	$0.09	$1.73	$1.82	$(0.14)	$(0.71)	$—	$(0.85)
Trust Class
8/31/2010	$12.88	$0.01	$1.27	$1.28	$(0.05)	$—	$—	$(0.05)
8/31/2009	$16.91	$0.04	$(3.82)	$(3.78)	$(0.07)	$(0.18)	$—	$(0.25)
8/31/2008	$18.81	$0.07	$(1.28)	$(1.21)	$(0.10)	$(0.59)	$—	$(0.69)
8/31/2007	$16.53	$0.08	$2.38	$2.46	$(0.01)	$(0.17)	$—	$(0.18)
8/31/2006	$15.84	$0.03	$1.20	$1.23	$(0.06)	$(0.48)	$—	$(0.54)
Institutional Class
8/31/2010	$18.75	$0.10	$1.84	$1.94	$(0.09)	$—	$—	$(0.09)
8/31/2009	$24.53	$0.12	$(5.53)	$(5.41)	$(0.11)	$(0.26)	$—	$(0.37)
Period from 11/28/2007^ to 8/31/2008	$26.93	$0.16	$(1.57)	$(1.41)	$(0.13)	$(0.86)	$—	$(0.99)
Class A
8/31/2010	$12.88	$0.03	$1.26	$1.29	$(0.09)	$—	$—	$(0.09)
Period from 5/27/2009^ to 8/31/2009	$12.00	$0.00	$0.88	$0.88	$—	$—	$—	$—
Class C
8/31/2010	$12.86	$(0.08)	$1.25	$1.17	$(0.09)	$—	$—	$(0.09)
Period from 5/27/2009^ to 8/31/2009	$12.00	$(0.01)	$0.87	$0.86	$—	$—	$—	$—
Class R3
8/31/2010	$12.87	$(0.02)	$1.27	$1.25	$(0.07)	$—	$—	$(0.07)
Period from 5/27/2009^ to 8/31/2009	$12.00	$0.00	$0.87	$0.87	$—	$—	$—	$—

See Notes to Financial Highlights	211

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Socially Responsive Fund
Investor Class
8/31/2010	$—	$20.58	10.14%		$582.5	.94%	.94%	.27%	41%
8/31/2009	$—	$18.74	(21.83%)		$597.1	.93%	.93%	.51%	36%
8/31/2008	$—	$24.51	(6.49%)		$804.0	.90%	.89%	.57%	35%
8/31/2007	$—	$27.20	15.15%		$786.2	.91%	.90%	.66%	16%
8/31/2006	$—	$23.88	8.08%		$487.5	.95%	.95%	.39%	23%
Trust Class
8/31/2010	$—	$14.11	9.94%		$356.1	1.12%	1.12%	.10%	41%
8/31/2009	$—	$12.88	(22.01%)		$308.2	1.13%	1.13%	.32%	36%
8/31/2008	$—	$16.91	(6.67%)		$361.5	1.09%	1.08%	.38%	35%
8/31/2007	$—	$18.81	14.93%		$355.5	1.10%	1.09%	.45%	16%
8/31/2006	$—	$16.53	7.93%		$239.2	1.13%	1.12%	.21%	23%
Institutional Class
8/31/2010	$—	$20.60	10.36%		$166.9	.75%	.75%‡	.49%	41%
8/31/2009	$—	$18.75	(21.71%)		$77.6	.75%	.75%‡	.70%	36%
Period from 11/28/2007^ to 8/31/2008	$—	$24.53	(5.47	%)**	$71.8	.75%*	.74%‡*	.83%*	35	%Ø
Class A
8/31/2010	$—	$14.08	10.03%		$12.4	1.11%	1.11%‡	.18%	41%
Period from 5/27/2009^ to 8/31/2009	$—	$12.88	7.33	%**	$1.1	1.11%*	1.11%‡*	.11%*	36	%Ø
Class C
8/31/2010	$—	$13.94	9.10%		$3.3	1.86%	1.86%‡	(.57%)	41%
Period from 5/27/2009^ to 8/31/2009	$—	$12.86	7.17	%**	$0.1	1.86%*	1.86%‡*	(.40%)*	36	%Ø
Class R3
8/31/2010	$—	$14.05	9.74%		$0.2	1.36%	1.36%‡	(.11%)	41%
Period from 5/27/2009^ to 8/31/2009	$—	$12.87	7.25	%**	$0.1	1.36%*	1.36%‡*	.12%*	36	%Ø

Notes to Financial Highlights

††	Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested and do not reflect the effect of sales charges. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. For the year ended August 31, 2009, Management reimbursed Emerging Markets Equity and Socially Responsive for losses incurred in connection with a trade error, which had no impact on total return.
‡‡	On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. Because the Trust Class had moderately higher expenses, its performance typically would have been slightly lower than the Institutional Class.
‡‡‡	On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. The Trust Class had equivalent capped expenses and, therefore, typically similar return to the Institutional Class
†††	During the period from November 2, 2006 through June 9, 2008, Equity Income's Trust Class had only one investor, which could have impacted Fund performance. On June 9, 2008, the Fund's Trust Class was converted into the Fund's Institutional Class and the Institutional Class was opened to the public. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.
††††	During the period from November 2, 2006 through December 21, 2009, Multi-Cap Opportunities' Trust Class had only one investor, which could have impacted Fund performance. On December 21, 2009, the Fund's Trust Class was converted into the Fund's Institutional Class and the Institutional Class was opened to the public. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.
#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
‡	After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2010		2009		2008		2007		2006
Climate Change Fund Institutional Class	9.09%		9.85%		25.07	%(10)	—		—
Climate Change Fund Class A	9.44%		9.92%		16.79	%(10)	—		—
Climate Change Fund Class C	10.29%		10.94%		28.56	%(10)	—		—
Emerging Markets Equity Fund Institutional Class	6.65%		14.78	%(13)	—		—		—
Emerging Markets Equity Fund Class A	6.71%		18.97	%(13)	—		—		—
Emerging Markets Equity Fund Class C	7.05%		17.56	%(13)	—		—		—
Emerging Markets Equity Fund Class R3	39.77	%(23)	—		—		—		—
Equity Income Fund Institutional Class	1.01%		1.32%		3.63	%(12)	2.91	%(6)(19)	—
Equity Income Fund Class A	1.36%		2.31%		5.67	%(20)	—		—
Equity Income Fund Class C	2.12%		2.80%		6.94	%(20)	—		—
Equity Income Fund Class R3	36.17	%(23)	—		—		—		—

Notes to Financial Highlights (cont'd)

	Year Ended August 31,
	2010		2009		2008		2007		2006
Focus Fund Investor Class	—		.99%		.89%		.87%		.87%
Focus Fund Trust Class	—		1.24%		1.10%		1.07%		1.06%
Focus Fund Advisor Class	—		1.53%		1.33%		1.28%		1.26%
Focus Fund Institutional Class	36.90	%(3)	—		—		—		—
Focus Fund Class A	37.28	%(3)	—		—		—		—
Focus Fund Class C	38.06	%(3)	—		—		—		—
Genesis Fund Investor Class	—		1.08%		1.03%		1.03%		1.02%
Genesis Fund Trust Class	—		1.12%		1.09%		1.10%		1.09%
Genesis Fund Advisor Class	—		1.38%		1.35%		1.35%		1.35%
Genesis Fund Institutional Class	.87%		.87%		.85%		.85%		.85%
Guardian Fund Investor Class	—		.97%		.89%		.87%		.88%
Guardian Fund Trust Class	—		1.14%		1.06%		1.05%		1.04%
Guardian Fund Advisor Class	2.59%		5.33%		3.44%		2.85%		3.13%
Guardian Fund Institutional Class	0.81%		5.16	%(15)	—		—		—
Guardian Fund Class A	1.22%		2.24	%(15)	—		—		—
Guardian Fund Class C	2.46%		6.27	%(15)	—		—		—
Guardian Fund Class R3	3.12%		5.77	%(15)	—		—		—
International Fund Investor Class	1.41%		1.40%		1.26%		1.24%		1.25%
International Fund Trust Class	—		1.49%		1.35%		1.33%		1.32%
International Large Cap Fund Trust Class	1.53%		1.73%		1.37%		1.48%		37.46	%(1)
International Large Cap Fund Institutional Class	1.12%		1.30%		.97%		.99	%(4)	—
International Large Cap Fund Class A	1.52%		2.17%		1.70	%(7)	—		—
International Large Cap Fund Class C	2.29%		3.94%		4.08	%(7)	—		—
International Large Cap Fund Class R3	3.50%		6.18	%(15)	—		—		—
Intrinsic Value Fund Institutional Class	1.70	%(22)	—		—		—		—
Intrinsic Value Fund Class A	2.11	%(22)	—		—		—		—
Intrinsic Value Fund Class C	3.09	%(22)	—		—		—		—
Large Cap Disciplined Growth Fund Investor Class	1.23%		2.50%		2.53%		2.44%		2.51%
Large Cap Disciplined Growth Fund Institutional Class	.87%		1.57	%(14)	—		—		—
Large Cap Disciplined Growth Fund Class A	1.30%		1.79	%(14)	—		—		—
Large Cap Disciplined Growth Fund Class C	2.01%		2.56	%(14)	—		—		—
Large Cap Disciplined Growth Fund Class R3	3.23%		6.21	%(15)	—		—		—
Mid Cap Growth Fund Investor Class	—		1.11%		1.01%		1.02%		1.04%
Mid Cap Growth Fund Trust Class	—		1.26%		1.25%		1.30%		1.32%
Mid Cap Growth Fund Advisor Class	—		1.86%		2.38%		3.39%		2.85%
Mid Cap Growth Fund Institutional Class	.83%		.87%		.78%		1.03	%(5)	—
Mid Cap Growth Fund Class A	1.28%		4.05	%(15)	—		—		—
Mid Cap Growth Fund Class C	2.64%		6.29	%(15)	—		—		—
Mid Cap Growth Fund Class R3	3.15%		5.78	%(15)	—		—		—
Multi-Cap Opportunities Fund Institutional Class	1.95	%(16)	5.67	%(19)	2.33	%(19)	2.31	%(18)(19)	—
Multi-Cap Opportunities Fund Class A	3.18	%(17)	—		—		—		—

Notes to Financial Highlights (cont'd)

	Year Ended August 31,
	2010		2009		2008		2007	2006
Multi-Cap Opportunities Fund Class C	6.43	%(17)	—		—		—	—
Partners Fund Investor Class	—		.89%		.80%		.80%	.82%
Partners Fund Trust Class	—		1.05%		.99%		.99%	.99%
Partners Fund Advisor Class	—		1.20%		1.14%		1.14%	1.15%
Partners Fund Institutional Class	—		.71%		.65%		.65%	.96	%(2)
Partners Fund Class A	35.72	%(3)	—		—		—	—
Partners Fund Class C	37.45	%(3)	—		—		—	—
Partners Fund Class R3	36.96	%(3)	—		—		—	—
Real Estate Fund Trust Class	1.75%		2.02%		1.83%		1.59%	1.90%
Real Estate Fund Institutional Class	1.39%		2.80%		1.77	%(11)	—	—
Real Estate Fund Class A	12.56	%(3)	—		—		—	—
Real Estate Fund Class C	20.75	%(3)	—		—		—	—
Real Estate Fund Class R3	37.36	%(3)	—		—		—	—
Regency Fund Investor Class	1.24%		1.37%		1.12%		1.08%	1.12%
Regency Fund Trust Class	1.42%		1.59%		1.36%		1.31%	1.32%
Regency Fund Institutional Class	1.03	%(21)	—		—		—	—
Regency Fund Class A	37.23	%(3)	—		—		—	—
Regency Fund Class C	35.88	%(3)	—		—		—	—
Regency Fund Class R3	37.59	%(3)	—		—		—	—
Select Equities Fund Institutional Class	1.22%		2.57%		13.92	%(7)	—	—
Select Equities Fund Class A	1.60%		2.19%		3.99	%(7)	—	—
Select Equities Fund Class C	2.35%		2.91%		7.21	%(7)	—	—
Small Cap Growth Fund Investor Class	1.50%		1.48%		1.42%		1.76%	1.86%
Small Cap Growth Fund Trust Class	1.70%		1.73%		1.64%		2.22%	2.47%
Small Cap Growth Fund Advisor Class	1.90%		1.99%		1.96%		2.58%	3.24%
Small Cap Growth Fund Institutional Class	1.28%		1.69%		1.10	%(9)	—	—
Small Cap Growth Fund Class A	2.05%		5.34	%(15)	—		—	—
Small Cap Growth Fund Class C	3.43%		6.65	%(15)	—		—	—
Small Cap Growth Fund Class R3	4.16%		6.29	%(15)	—		—	—
Socially Responsive Fund Institutional Class	.77%		.78%		.76	%(8)	—	—
Socially Responsive Fund Class A	1.21%		1.70	%(15)	—		—	—
Socially Responsive Fund Class C	1.99%		6.17	%(15)	—		—	—
Socially Responsive Fund Class R3	2.95%		5.76	%(15)	—		—	—

(1)	Period from August 1, 2006 to August 31, 2006.

(2)	Period from June 7, 2006 to August 31, 2006.

(3)	Period from June 21, 2010 to August 31, 2010.

(4)	Period from October 6, 2006 to August 31, 2007.

(5)	Period from April 19, 2007 to August 31, 2007.

(6)	Period from November 2, 2006 to August 31, 2007.

(7)	Period from December 20, 2007 to August 31, 2008.

Notes to Financial Highlights (cont'd)

(8)	Period from November 28, 2007 to August 31, 2008.

(9)	Period from April 1, 2008 to August 31, 2008.

(10)	Period from May 1, 2008 to August 31, 2008.

(11)	Period from June 4, 2008 to August 31, 2008.

(12)
On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

(13)	Period from October 8, 2008 to August 31, 2009. Organization expense, which is an extraordinary non-recurring expense, is included in ratios on a non-annualized basis.

(14)	Period from April 6, 2009 to August 31, 2009.

(15)	Period from May 27, 2009 to August 31, 2009.

(16)
On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

(17)	Period from December 21, 2009 to August 31, 2010.

(18)	Period from November 2, 2006 to August 31, 2007.

(19)	These ratios reflect a reduced fee schedule for certain expenses. If these expenses had not been reduced, the ratios would have been higher.

(20)	Period from June 9, 2008 to August 31, 2008.

(21)	Period from March 8, 2010 to August 31, 2010.

(22)	Period from May 10, 2010 to August 31, 2010. Organization expense, which is an extraordinary non-recurring expense, is included in ratios on a non-annualized basis.

^^
After utilization of the Line of Credit by International Institutional and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, or had the Fund not utilized the Line of Credit, the annualized ratio of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2010	2009	2008	2007	2006
International Institutional Fund Institutional Class	1.24%	1.26%	1.11%	1.12%	1.20%

§
After reimbursement of expenses previously paid by Management and/or waiver of a portion of the investment management fee by Management. Had a Fund not made such reimbursements or had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2010	2009	2008	2007	2006
Focus Fund Advisor Class	1.39%	—	—	—	—
Genesis Fund Institutional Class	—	—	—	—	.84%
International Fund Investor Class	—	—	—	—	1.24%
International Fund Trust Class	—	—	—	—	1.32%
Mid Cap Growth Fund Advisor Class	1.48%	—	—	—	—
Partners Fund Institutional Class	.68%	—	—	.64%	—

Notes to Financial Highlights (cont'd)

^	The date investment operations commenced.

@	Calculated based on the average number of shares outstanding during each fiscal period.

ØØ
Redemption fees are charged on Emerging Markets Equity, International, International Institutional, International Large Cap, and Real Estate. Calculated based on the average number of shares outstanding during each fiscal period.

*	Annualized.

**	Not annualized.

Ø
Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2006 for Partners, for the year ended August 31, 2007 for International Large Cap and Mid Cap Growth, for the period ended August 31, 2008 for Equity Income, International Large Cap, Real Estate, Small Cap Growth, and Socially Responsive, for the year ended August 31, 2009 for Guardian, International Large Cap, Large Cap Disciplined Growth, Mid Cap Growth, Small Cap Growth, and Socially Responsive, and for the year ended August 31, 2010 for Emerging Markets Equity, Equity Income, Focus, Multi-Cap Opportunities, Partners, Real Estate and Regency.

##
On August 15, 2008, Genesis acquired all of the net assets of Neuberger Berman Fasciano Fund pursuant to a Plan of Reorganization and Dissolution. Portfolio turnover excludes purchases and sales of securities by Fasciano (acquired fund) prior to the merger date.

###	Portfolio turnover excludes purchases and sales of securities by Large Cap Disciplined Growth (acquired fund) prior to the merger date (see Note H of Notes to Financial Statements).

@@
Subsequent to August 31, 2007, Genesis received notification that a substantial portion of a special cash dividend received from one of its investments, which was recorded as dividend income in the 2007 financial statements, represented a non-taxable return of capital to Genesis. The reclassification had no impact on the total or per share net assets of Genesis, but resulted in a decrease of $62,516,000 in net investment income (loss), an increase of $2,354,000 in net realized gain (loss) on investments and an increase of $60,162,000 in change in unrealized appreciation (depreciation) of investments, for that year. The financial highlights for each class of shares for the year ended August 31, 2007, have been updated to reflect the revised recharacterization. The impact on the financial highlights for each class was a reclassification of $0.21, $0.32, $0.18 and $0.26 per share for the Investor Class, Trust Class, Advisor Class and Institutional Class, respectively, and a decrease in the Ratio of Net Investment Income (Loss) to Average Net Assets of 0.57%, 0.61%, 0.59% and 0.54% for the Investor Class, Trust Class, Advisor Class and Institutional Class, respectively.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Neuberger Berman Equity Funds and
Shareholders of:
Neuberger Berman Climate Change Fund
Neuberger Berman Emerging Markets Equity Fund
Neuberger Berman Equity Income Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Fund
Neuberger Berman International Institutional Fund
Neuberger Berman International Large Cap Fund
Neuberger Berman Partners Fund
Neuberger Berman Real Estate Fund
Neuberger Berman Select Equities Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Neuberger Berman Climate Change Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, and Neuberger Berman Select Equities Fund, twelve of the series constituting Neuberger Berman Equity Funds (the "Trust"), as of August 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above-mentioned series of Neuberger Berman Equity Funds as of August 31, 2010, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 15, 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Neuberger Berman Equity Funds

We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Regency Fund, Neuberger Berman Small Cap Growth Fund, Neuberger Berman Socially Responsive Fund, Neuberger Berman Multi-Cap Opportunities Fund (Formerly Research Opportunities Fund), and Neuberger Berman Intrinsic Value Fund, each a series of the Neuberger Berman Equity Funds (the "Trust"), including the schedules of investments, as of August 31, 2010, and the related statements of operations for the year then ended (with respect to Neuberger Berman Intrinsic Value Fund, the period May 10, 2010 to August 31, 2010), the statements of changes in net assets for each of the two years in the period then ended (with respect to Neuberger Berman Intrinsic Value Fund, the period May 10, 2010 to August 31, 2010 ), and the financial highlights for each of the five years in the period then ended (with respect to Neuberger Berman Multi-Cap Opportunities Fund (Formerly Research Opportunities Fund), the period November 2, 2006 to August 31, 2010 and with respect to Neuberger Berman Intrinsic Value Fund, the period May 10, 2010 to August 31, 2010). These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Neuberger Berman Equity Funds, as of August 31, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
October 15, 2010

Directory

Investment Manager, Administrator and Distributor
Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser
Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent
State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Investor Class Shareholders
Address correspondence to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C and Class R3 Shareholders:
Please contact your investment provider

For Trust Class, Advisor Class, and Institutional Class Shareholders
Address correspondence to:
Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Support Services
800.366.6264

Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustee and Officer Information

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of the Trust. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee

Independent Fund Trustees

John Cannon (1930)	Trustee since 2000	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	43
Formerly, Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund, 1992 to 2009.

Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	43	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006; ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee

Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	43
Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007.

C. Anne Harvey (1937)	Trustee since 2000	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	43
Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to 2002.

Robert A. Kavesh (1927)	Trustee since 1986	Retired; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	43
Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., (public company), 1972 to 1986.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee

Michael M. Knetter (1960)	Trustee since 2007	Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	43
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1984	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	43
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	43
Manager, Old Mutual Funds of Hedge Funds fund complex (consisting of six funds), since 2006 for four funds and since February 2007 for two funds; formerly, Member NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Edward I. O'Brien (1928)	Trustee since 1993	Retired; formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	43	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee

Cornelius T. Ryan (1931)	Trustee since 1982	General Partner and Adviser, TD2, TD3, and TOF1 Healthcare Venture Capital Partnerships; Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	43
Trustee, Norwalk Hospital Foundation, since 2000; Director, Supply Pro (privately held company), since 2008; formerly, Trustee, Norwalk Hospital, 1995 to 2004; formerly, President and Director, Randolph Computer Corp., 1966 to 1984; formerly, Director of numerous privately held portfolio companies of Oxford Partners and Oxford Bio Science Partners, 1981 to 2005.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc., Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	43
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee

Candace L. Straight (1947)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	43
Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	43	None.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee

Fund Trustees who are "Interested Persons"

Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC ("NBFI") since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
43
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	43	Chairman of the Board, Staten Island Mental Health Society since 2008.

Jack L. Rivkin* (1940)	Trustee since 2002; President from 2002 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
			43
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*
Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates. Mr. Rivkin may be deemed an interested person of the Trust by virtue of the fact that, until August 2008, he was a director of Management and an officer of Neuberger.

 Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)

Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002
Senior Vice President, Neuberger, since 2006; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; Anti-Money Laundering Compliance Officer, eight registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; Executive Vice President, eight registered investment companies for which Management acts as investment manager and administrator (eight since 2008); Secretary, eight registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003 and one since 2006).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
Managing Director, Neuberger, since 2009, and Deputy General Counsel and Assistant Secretary, Neuberger, since 2001; Managing Director, Management, since 2009, and Secretary and General Counsel, Management, since 2004; formerly, Senior Vice President, Neuberger, 2002 to 2009; formerly, Senior Vice President, Management, 2006 to 2009; Executive Vice President, eight registered investment companies for which Management acts as investment manager and administrator (eight since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), eight registered investment companies for which Management acts as investment manager and administrator (seven since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; Assistant Secretary, eight registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, eight registered investment companies for which Management acts as investment manager and administrator (eight since 2008).

Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; Assistant Secretary, eight registered investment companies for which Management acts as investment manager and administrator (seven since 2003 and one since 2006).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, eight registered investment companies for which Management acts as investment manager and administrator (eight since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, eight registered investment companies for which Management acts as investment manager and administrator (seven since 2005 and one since 2006); formerly, Assistant Treasurer, seven registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Andrew Provencher (1965)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2005; formerly, Senior Vice President, Neuberger, 2003 to 2005; Vice President, eight registered investment companies for which Management acts as investment manager and administrator (eight since 2008).

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator (seven since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, eight registered investment companies for which Management acts as investment manager and administrator (eight since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, eight registered investment companies for which Management acts as investment manager and administrator (seven since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders (Unaudited)

Neuberger Berman Emerging Markets Equity Fund hereby designates $75,247 as a capital gain distribution.

For the fiscal year ended August 31, 2010, each fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding each funds distributions during the calendar year 2010 will be reported in conjunction with Form 1099DIV.

Fund	Qualified Dividend Income
Climate Change Fund	$49,056
Emerging Markets Equity Fund	230,216
Equity Income Fund	8,820,928
Focus Fund	9,055,355
Guardian Fund	13,941,795
International Fund	9,499,607
International Institutional Fund	5,286,213
International Large Cap Fund	3,092,479
Intrinsic Value Fund	376,490
Large Cap Disciplined Growth Fund	3,987,183
Multi-Cap Opportunities Fund	492,794
Partners Fund	27,562,533
Regency Fund	1,329,050
Select Equities Fund	1,027,813
Socially Responsive Fund	13,938,167

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Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Intermediary Client Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

H0599 10/10

Large Cap Value Fund Commentary

During the volatile fiscal year ended August 31, 2010, Neuberger Berman Large Cap Value Fund posted a negative return and underperformed its benchmark, the Russell 1000® Value Index.

Within the benchmark index, the best performing sectors included Consumer Discretionary, Materials and Telecommunications stocks. Financials, Information Technology and Health Care underperformed. We had entered this period defensively positioned, which was a drawback as economically sensitive stocks outperformed. Financials provided the most significant setback for the Fund relative to the benchmark index, followed by Utilities.

In Financials, we had several difficulties relative to the index this period. The Fund was underexposed to the sector as it appreciated in early calendar year 2010, and several holdings did not perform as well as we had hoped. State Street and Bank of New York Mellon were two of our larger disappointments, as trust and processing banks generally underperformed given the continued low interest rate environment. Additionally, State Street had some company-specific issues within the period, but we think they are largely resolved. In our opinion, both of these stocks are extremely cheap, are in very strong positions from a credit perspective, and as trust and processing entities, are poised to benefit when interest rates eventually rise. Bank of America and J.P. Morgan Chase were also significant detractors within Financials this period.

Utilities was another area of relative weakness. Here the issue was what the Fund did not own rather than what it did own. Within this sector, the regulated, larger utility companies performed best over the period, but the Fund did not own many of those. On an individual basis, NRG Energy was a detractor from performance. NRG is an independent power producer exposed to gas prices on a longer-term basis.  The stock started the period at an elevated level due to an unsolicited acquisition offer.  It then declined in the face of persistently low natural gas prices (which reduced the price on the power it generates, including from nuclear and coal, which do not benefit from lower input costs of lower gas prices, thus narrowing profit margins). However, the company has substantial cash flows, and with fewer distractions it can now focus on using those cash flows to enhance shareholder value.  We also expect power prices, driven by gas prices, to recover over time, and think this is a great way to realize that value.

Positive areas for the Fund during the period included Industrials. Deere was a large position over the course of the year. The stock was cheap when we originally purchased it, and it did well, but we think the agriculture cycle has more room to run, which should help the company. Rail company Norfolk Southern also performed well. Rail was a favored industry this period—influenced by Warren Buffett’s purchase of Burlington Northern, efficiency gains in rail operations, climate change legislation, the condition of our interstate highways, the relative efficiency of trains over trucks, and the role of trains in transporting imports from ports to distribution hubs.

The Fund benefited from increasing merger-and-acquisition activity as well this period, in both XTO, acquired by Exxon Mobil at a premium, and Pactiv, which we sold prior to an acquisition after the price increased due to takeover speculation.

Looking ahead, we expect continued volatility, but within mildly positive markets. Our view is that the recovery seems to have stalled somewhat, but we are reassured by healthy corporate balance sheets with significant cash, and we think the stock buybacks, increased dividends, and increasing merger-and-acquisition activity we have seen should be positive for the markets if they continue. After a dramatic cutback in capital expenditures, we have started to see a small pickup in capital spending, which we believe is a good sign for the economy and markets. Further, as the new Basel III banking rules get ironed out, we believe some of the uncertainty that these widely-anticipated bank regulation proposals have created will be eliminated.

We think valuations are positive for stocks on a longer-term basis, and that if volatility continues, it will reveal compelling values along the way. Directionally, we are looking to the market for the opportunity to buy the companies we want to own at reasonable prices. With more certainty around Financials, we reduced the Fund’s underweight somewhat. We continue to see potential within Health Care, and have added slightly to Utilities. As always, we think about decisions from an overall portfolio perspective. We remain highly attuned to the interaction among holdings in an attempt to minimize risk and enhance the prospects for healthy returns.

Sincerely,
David Levine
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies with large capitalization are set forth in the prospectus and statement of additional information.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. Large Cap Value Fund is invested in a wide array of stocks, and no single holding makes up a significant portion of the Fund’s total assets.

Sector Allocation
(% of Total Investments)
Consumer Discretionary	9.1%
Consumer Staples	6.9
Energy	13.5
Financials	22.4
Health Care	14.5
Industrials	9.8
Information Technology	7.2
Materials	1.7
Telecommunication Services	3.2
Utilities	5.7
Short-Term	6.0
Total	100.0%

Large Cap Value Fund
PERFORMANCE HIGHLIGHTS1,4,6
		Average Annual Total Return Ended 08/31/2010

	Inception Date	1 Year	Life of Fund 11/2/2006

Institutional Class3	04/19/2010	-0.71%	-2.09%
Russell 1000® Value Index 2,5		4.96%	-6.60%

The performance data includes the performance of the Fund’s oldest share class, Trust Class, from November 2, 2006 through April 19, 2010. See note 6 for information about the effects of the different fees paid by each class.

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results are shown on a “total return” basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, phone 800.877.9700.

As stated in the fund's most recent prospectus, the total annual fund operating expense ratio for fiscal  year 2008 was 2.61% for Trust Class shares (prior to any fee waivers or expense reimbursements). The net expense ratio was 1.04%. Neuberger Berman Management Inc. has contractually agreed to limit certain expenses of the Fund through 8/31/2012 for Trust Class.

COMPARISON OF A $10,000 INVESTMENT 6

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; performance shown for Institutional Class prior to April 19, 2010 is that of the Trust Class.  The Trust Class has moderately higher expenses and typically slightly lower returns than Institutional Class.  The result is compared with a benchmark index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. Neither the Fund’s returns nor the market index shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1
“Total Return” includes reinvestment of all income dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor’s original cost.

2
Please see “Glossary of Indices” on page 7 for a description of the index. Please note that the index does do not take into account any fees and expenses or tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by Neuberger Berman Management LLC (“Management”) and include reinvestment of all income dividends and distributions. The Fund may invest in securities not included in the described index.

3
Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Institutional Class of the Fund through 8/31/2013, so that the total annual operating expenses of that class are limited to 0.75% of average net assets. This undertaking applies to the Fund’s direct expenses and does not cover interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that the Institutional Class will repay Management for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed 0.75% of its average net assets. Any such repayment must be made within three years after the year in which Management incurred the expense. Absent such foregone fees and/or expense reimbursements, the performance of the Fund's Institutional Class would have been lower.

4	The Fund was relatively small during the periods shown. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.
5	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.
6
During the period from November 2, 2006 through April 19, 2010, the Fund’s Trust Class had only one investor, which could have impacted Fund performance. The inception date for the Fund’s Institutional Class was April 19, 2010 and has had only one investor since. Performance shown for Institutional Class prior to that date is that of the Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class and ceased operations on April 19, 2010. The Trust Class had moderately higher expenses and therefore typically slightly lower returns than Institutional Class.

For more complete information on any of the Neuberger Berman Equity Funds, call Management at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

Russell 1000® Value Index:
Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth rates. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization and current index membership). The Russell 1000 Index represents approximately 90% of the U.S. market.

Please note that the index does not take into account any fees and expenses or tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by Management and include reinvestment of all income dividends and distributions. The Fund may invest in securities not included in the index.

Information About Your Fund’s Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended August 31, 2010 and held for the entire period. The table illustrates the fund’s costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund’s actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transactional costs. Therefore, the information under the heading “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information As of 8/31/10 (Unaudited)

Neuberger Berman Equity Funds
	Actual			Hypothetical (5% annual return before expenses) ***
	Beginning Account Value 3/1/10	Ending Account Value 8/31/10	Expenses Paid During the Period** 3/1/10 - 8/31/10	Beginning Account Value 3/1/10	Ending Account Value 8/31/10	Expenses Paid During the Period** 3/1/10 - 8/31/10
Large Cap Value Fund
Institutional Class*	$1,000.00	$930.50	$3.99	$1,000.00	$1,021.07	$4.18

* On April 19, 2010, Large Cap Value Fund's Trust Class was converted into the Fund's Institutional Class.  The financial information of Institutional  Class includes the information of Trust Class shares.

**Expenses are equal to the annualized expense ratio of .82%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

*** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Large Cap Value Fund

TOP TEN EQUITY HOLDINGS
Large Cap Value Fund
1	J.P. Morgan Chase	4.6%
2	Pfizer Inc.	4.6%
3	Occidental Petroleum	4.0%
4	Deere & Co.	3.3%
5	Exxon Mobil	3.1%
6	Bank of America	2.8%
7	Amgen Inc.	2.7%
8	Brinker International	2.6%
9	AT&T Inc.	2.3%
10	Johnson & Johnson	2.3%

	Number of Shares	Value (000's)

Common Stocks (96.7%)

Aerospace & Defense (2.7%)
Boeing Co.	190	$12
Lockheed Martin	295	20
		32
Beverages (1.8%)
Coca-Cola	395	22

Biotechnology (3.7%)
Amgen Inc. *	635	32
Gilead Sciences *	405	13
		45
Capital Markets (3.9%)
State Street	745	26
The Bank of New York Mellon	865	21
		47
Chemicals (0.6%)
Air Products & Chemicals	100	7

Commercial Banks (4.6%)
PNC Financial Services Group	356	18
U.S. Bancorp	665	14
Wells Fargo	1,000	23
		55
Commercial Services & Supplies (0.6%)
Covanta Holding	500	7

Computers & Peripherals (1.8%)
EMC Corp. *	320	6
Hewlett-Packard	420	16
		22
Containers & Packaging (1.2%)
Crown Holdings *	495	14

Diversified Financial Services (7.4%)
Bank of America	2,750	34

	Number of Shares	Value† (000's)

J.P. Morgan Chase	1,515	$55
		89

Diversified Telecommunication Services (3.2%)
AT&T Inc.	1,060	28
Verizon Communications	364	11
		39

Electric Utilities (3.3%)
Entergy Corp.	280	22
NextEra Energy	340	18
		40

Electronic Equipment, Instruments & Components (0.5%)
Corning Inc.	375	6

Energy Equipment & Services (0.5%)
Schlumberger Ltd.	110	6

Food & Staples Retailing (2.4%)
CVS Caremark	215	6
Wal-Mart Stores	455	23
		29
Health Care Equipment & Supplies (1.9%)
Covidien PLC	650	23

Health Care Providers & Services (1.9%)
Laboratory Corp. of America Holdings *	135	10
UnitedHealth Group	420	13
		23
Hotels, Restaurants & Leisure (2.6%)
Brinker International	1,980	31

Household Products (2.1%)
Kimberly-Clark	385	25

Independent Power Producers & Energy Traders (1.6%)
NRG Energy *	970	20

Insurance (7.1%)
Lincoln National	505	11
MetLife, Inc.	715	27
Reinsurance Group of America	545	24
Travelers Cos.	490	24
		86
IT Services (1.4%)
IBM	135	17

Life Science Tools & Services (0.5%)
Charles River Laboratories International *	220	6

Machinery (5.2%)
Deere & Co.	635	40
Ingersoll-Rand PLC	495	16

	Number of Shares	Value† (000's)

WABCO Holdings *	180	$7
		63
Media (4.5%)
Comcast Corp. Class A Special	1,585	26
Omnicom Group	350	12
Time Warner	530	16
		54
Multi-Utilities (0.9%)
CenterPoint Energy	755	11

Multiline Retail (2.4%)
Macy's, Inc.	595	12
Target Corp.	335	17
		29
Office Electronics (1.3%)
Xerox Corp.	1,840	16

Oil, Gas & Consumable Fuels (13.4%)
Apache Corp.	240	22
Cabot Oil & Gas	375	10
Denbury Resources *	1,100	16
EOG Resources	65	6
Exxon Mobil	641	38
Occidental Petroleum	660	48
Range Resources	650	22
		162
Pharmaceuticals (6.9%)
Johnson & Johnson	490	28
Pfizer Inc.	3,425	55
		83
Road & Rail (1.6%)
Norfolk Southern	365	20

Software (2.4%)
Microsoft Corp.	855	20
Symantec Corp. *	650	9
		29
Tobacco (0.8%)
Philip Morris International	190	10

Total Common Stocks (Cost $1,139)		1,168

Short-Term Investments (6.2%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $74)	74,055	74

Total Investments## (102.9%) (Cost $1,213)		1,242

Liabilities, less cash, receivables and other assets [(2.9%)]		(35)

Total Net Assets (100.0%)		$1,207

See Notes to Schedule of Investments

  Notes to Schedule of Investments

†
In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”), all investments held by Neuberger Berman Large Cap Value Fund (the “Fund”) are carried at the value that Neuberger Berman Management LLC (“Management”) believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 – quoted prices in active markets for identical investments
●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s investments in equity securities, for which market quotations are readily available, are generally valued by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted in active markets (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The following is a description of the Level 2 input and related valuation techniques used to value short term investments of the Fund:

Short-Term Investments. Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the Fund’s daily calculated NAV.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

For equity securities, if a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Board of Trustees of Neuberger Berman Equity Funds (the “Board”) has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The Fund’s investments in foreign securities are generally valued using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices are expressed in local currency values and are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of

     See Notes to Financial Statements

  Notes to Schedule of Investments cont’d

Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. These fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of August 31, 2010:

Asset Valuation Inputs (000’s omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$1,168	$—	$—	$1,168
Short-Term Investments	—	74	—	74
Total Investments	$1,168	$74	$—	$1,242

^	The Schedule of Investments provides information on the industry categorization for the portfolio.

##
At August 31, 2010, the cost of investments for U.S. federal income tax purposes was $1,222,000. Gross unrealized appreciation of investments was $73,000 and gross unrealized depreciation of investments was $53,000, resulting in net unrealized appreciation of $20,000 based on cost for U.S. federal income tax purposes.

*	Security did not produce income during the last twelve months.

     See Notes to Financial Statements

Statement of Assets and Liabilities

Neuberger Berman Equity Funds
(000's omitted except per share amounts)
LARGE CAP VALUE FUND

Assets	August 31, 2010

Investments in securities, at value * (Note A)-see Schedule of Investments:
Unaffiliated issuers	$1,242
Dividends and interest receivable	3
Receivable from Management-net (Note B)	26

Total Assets	1,271

Liabilities

Payable to investment manager (Notes A & B)	1
Accrued expenses and other payables	63
Total Liabilities	64

Net Assets at value	$1,207

Net Assets consist of:

Paid-in capital	$2,317
Undistributed net investment income (loss)	11
Accumulated net realized gains (losses) on investments	(1,150)
Net unrealized appreciation (depreciation) in value of investments	29

Net Assets at value	$1,207

Net Assets
Institutional Class	$1,207
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	146
Net Asset Value, offering and redemption price per share
Institutional Class	$8.30

* Cost of Investments:

Unaffiliated issuers	$1,213

See Notes to Financial Statements

Statement of Operations

Neuberger Berman Equity Funds
(000's omitted)

LARGE CAP VALUE FUND
For the Year Ended
August 31, 2010
Investment Income:
Income (Note A):
Dividend income-unaffiliated issuers	$24
Interest income-unaffiliated issuers	—
Total income	$24
Expenses:
Investment management fees (Notes A & B)	7
Administration fees (Note B)	1
Administration fees (Note B):
Trust Class	3
Institutional Class	—
Distribution fees (Note B):
Trust Class	1
Shareholder servicing agent fees:
Trust Class	7
Institutional Class	—
Audit fees	51
Custodian fees (Note B)	9
Legal fees	67
Shareholder reports	8
Trustees' fees and expenses	45
Miscellaneous	1
Total expenses	200
Expenses reimbursed by Management (Note B)	(188)
Total net expenses	12
Net investment income (loss)	$12
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	74
Foreign currency	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(95)
Foreign currency	—
Net gain (loss) on investments	(21)
Net increase (decrease) in net assets resulting from operations	$(9)

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)
	LARGE CAP VALUE FUND

	Year Ended	Year Ended
	August 31,	August 31,
	2010	2009

Increase (Decrease) in Net Assets:

From Operations (Note A):
Net investment income (loss)	$12	$44
Net realized gain (loss) on investments	74	(1,075)
Change in net unrealized appreciation (depreciation) of investments	(95)	(93)
Net increase (decrease) in net assets resulting from operations	(9)	(1,124)
Distributions to Shareholders From (Note A):
Net investment income:
Trust Class	(32)	(42)

From Fund Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions:
Trust Class	32	42
Conversion of Trust Class (Note E)
Trust Class	(1,400)	—
Institutional Class	1,400	—
Payments for shares redeemed:
Trust Class	—	(2,500)
Net increase (decrease) from Fund share transactions	32	(2,458)

Net Increase (Decrease) in Net Assets	(9)	(3,624)

Net Assets:
Beginning of year	1,216	4,840
End of year	$1,207	$1,216
Undistributed net investment income (loss) at end of year	$11	$31

See Notes to Financial Statements

Notes to Financial Statements Equity Funds

Note A – Summary of Significant Accounting Policies:

1
General: Neuberger Berman Equity Funds (the “Trust”) is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of June 24, 2009.  The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and its shares are registered under the Securities Act of 1933, as amended.  The Fund is a separate operating series of the Trust and is diversified. On April 19, 2010 the Trust Class shares converted into the Institutional Class shares of the Fund. The Fund offers Institutional Class shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Fund’s Schedule of Investments.

3
Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars.  Foreign currency amounts are currently translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities.  Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes.  Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends.  Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received.  Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis.  Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

 Income tax information: Each series of the Trust is treated as a separate entity for U.S. federal income tax purposes.  It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders.  Therefore, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2007 - 2009. As of August 31, 2010, the Fund did not have any unrecognized tax benefits.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As determined on August 31, 2010, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses and non-taxable dividend adjustments were reclassified at fiscal year-end.  These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

Notes to Financial Statements Equity Funds cont'd

    The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 were as follows:

Distributions Paid From:
Ordinary Income		Long –Term Capital Gain		Total
2010	2009	2010	2009	2010	2009
$31,594	$41,696	$-	$-	$31,594	$41,696

As of August 31, 2010, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$11,619	$-	$19,205	$(1,140,327)	$(1,109,503)

The differences between book basis and tax basis distributable earnings are primarily due to wash sales, capital loss carryforwards, and non-taxable distributions or adjustments to the prior period accumulated balances.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at August 31, 2010, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2016	2017	2018
$16,897	$298,580	$824,850

Under current law, the use of these losses to offset future gains may be limited.

6	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7
Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

8
Expense allocation:  Certain expenses are applicable to multiple funds.  Expenses directly attributable to the Fund are charged to the Fund.  Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly.  Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9
Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy.  Each repurchase agreement is recorded at cost.  The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement.  The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

10
Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.  These additional risks include the possibility of

Notes to Financial Statements Equity Funds cont'd

adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11
Derivative instruments: During the fiscal period ended August 31, 2010, the Fund did not hold any derivative instruments. The Fund has adopted ASC 815 “Derivatives and Hedging” (“ASC 815”). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. While the Fund may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered “derivative instruments” under ASC 815.

12
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B – Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund’s average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement.  The Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement.  In addition, the Fund’s Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets under this agreement.   Prior to April 19, 2010, the Fund’s Trust class paid Management an administration fee at the annual rate of 0.34% of its average daily net assets. Additionally, Management retains State Street Bank and Trust Company (“State Street”) as its sub-administrator under a Sub-Administration Agreement.  Management pays State Street a fee for all services received under the agreement.

Prior to April 19, 2010, for the Fund’s Trust Class, Management acted as agent in arranging for the sale of class shares without commission and bore advertising and promotion expenses. The Board had adopted a distribution plan (the “Plan”) with respect to this class, pursuant to Rule 12b-1 under the 1940 Act.  The Plan provided that, as compensation for administrative and other services provided to this class, Management’s activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management received from this class a fee at the annual rate of 0.10% of the Trust Class’ average daily net assets. Management received this amount to provide distribution and shareholder servicing for this class and paid a portion of it to institutions that provided such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing.  The amount of fees paid by this class during any year could have been more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust’s Plan complied with those rules.

Notes to Financial Statements Equity Funds cont'd

Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Institutional Class of the Fund so that the total annual operating expenses of that class do not exceed the expense limitation as detailed in the following table. This undertaking applies to the Fund’s direct expenses and does not cover interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that the Institutional Class will repay Management for fees and expenses forgone or reimbursed for that class (including fees and expenses forgone or reimbursed for Trust Class prior to April 19, 2010) provided that repayment does not cause its annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended August 31, 2010, there was no reimbursement to Management under this agreement. At August 31, 2010, contingent liabilities to Management under the agreement were as follows:

		Expenses Deferred In Fiscal Period Ending August 31,

		2008	2009	2010
		Subject to Repayment until August 31,
Contractual Expense Limitation(1)	Expiration

		2011	2012	2013

.75%(2)	8/31/13	$110,529	$258,534	$187,742(3)

(1)	Expense limitation per annum of the class’ average daily net assets.
(2)	Prior to April 19, 2010, the contractual expense limitation was 1.00% for Trust Class.
(3)
On April 19, 2010, the Fund’s Trust Class was converted into the Fund’s Institutional Class. The financial information of the Fund’s Institutional Class includes the financial information of Trust Class shares. From the period September 1, 2009 to April 18, 2010, there was $107,991 of expenses deferred by the Trust Class.  From April 19, 2010 to August 31, 2010 there was $79,751 of expenses deferred by the Institutional Class.

Neuberger Berman LLC (“Neuberger”) is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

On May 4, 2009, NBSH Acquisition, LLC (“NBSH”), an entity organized by key members of Neuberger Berman’s senior management, acquired a majority interest in Neuberger Berman’s business and the fixed income and certain alternative asset management businesses of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division (together with Neuberger Berman, the “Acquired Businesses”) (the “Acquisition”). Prior to that date, the predecessor of Management and Neuberger were wholly owned subsidiaries of LBHI. On September 15, 2008, LBHI filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code, and on December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder in a public auction.

The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman’s management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by LBHI and certain affiliates of LBHI. The closing of the Acquisition resulted in an “assignment” of the Fund’s Management Agreement and Sub-Advisory Agreement. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing, the Board, including the Trustees who are not “interested persons” of the Fund’s investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and a new Sub-Advisory Agreement for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund’s shareholders.

These events have not had a material impact on the Fund or its operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser, respectively of the Fund.

Notes to Financial Statements Equity Funds cont'd

Prior to April 19, 2010, the Fund’s Trust Class had a distribution agreement with Management. Management received no commissions for sales or redemptions of shares of beneficial interest of that share class, but received fees from the Trust Class under the Trust Class’ Plan, as described above. Under the Institutional Class distribution agreement, Management receives no commissions for sales or redemptions of beneficial interest of that share class.

The Fund has an expense offset arrangement in connection with its custodian contract.  For the year ended August 31, 2010, there was no reduction of expenses under this arrangement.

Note C – Securities Transactions:

During the year ended August 31, 2010, there were purchase and sale transactions (excluding short-term securities) of $647,361 and $655,063, respectively.

            During the year ended August 31, 2010, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D – Fund Share Transactions:

Share activity for the years ended August 31, 2010 and August 31, 2009 was as follows:

For the Year Ended August 31, 2010
(000’s omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Conversion of Trust Class Shares	Shares Redeemed	Total
Trust Class	—	4	(146)	—	(142)
Institutional Class	—	—	146	—	146

For the Year Ended August 31, 2009
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Conversion of Trust Class Shares	Shares Redeemed	Total
Trust Class	—	5	—	(345)	(340)

Note E – Share Class Conversion:

On April 19, 2010, Trust Class shares of Large Cap Value converted into Institutional Class shares of Large Cap Value pursuant to a share class conversion (“Conversion”). The Conversion was accomplished by a tax-free conversion of 145,505 Trust Class shares of Large Cap Value (valued at $1,400,420) into 145,505 Institutional Class shares of Large Cap Value. The number of Institutional Class shares of Large Cap Value outstanding immediately after the Conversion was 145,505. The net assets of Institutional Class shares of Large Cap Value immediately after the Conversion were $1,400,420.

Financial Highlights

Large Cap Value Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Institutional Class‡‡

	Year Ended August 31,			Period from November 2, 2006ˆ to August 31,
	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$8.57	$10.04	$10.93	$10.00

Income From Investment Operations:
Net Investment Income (Loss)@	.08	.19	.24	.21
Net Gains or Losses on Securities (both realized and unrealized)	(.13)	(1.52)	(.62)	.88

Total From Investment Operations	(.05)	(1.33)	(.38)	1.09

Less Distributions From:
Net Investment Income	(.22)	(.14)	(.24)	(.16)
Net Capital Gains	—	—	(.27)	—
Total Distributions	(.22)	(.14)	(.51)	(.16)

Net Asset Value, End of Period	$8.30	$8.57	$10.04	$10.93

Total Return††	(.71%)§	(13.01%)	(3.68%)	10.87%	**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$1.2	$1.2	$4.8	$7.1
Ratio of Gross Expenses to Average Net Assets#	.92%	1.03%	1.01%	1.00%	*
Ratio of Net Expenses to Average Net Assets‡	.92%	1.03%	1.01%	1.00%	*
Ratio of Net Investment Income (Loss) to Average Net Assets	.93%	2.39%	2.24%	2.37%	*
Portfolio Turnover Rate	52%	94%	53%	42%	**

See Notes to Financial Highlights

Notes to Financial Highlights Equity Funds

††
Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested.  Results represent past performance and do not guarantee future results.  Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost.  Total return would have been lower if Management had not reimbursed and/or waived certain expenses.

‡‡
On April 19, 2010, the Fund’s Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund’s Institutional Class includes the financial information of Trust Class shares. Because the Trust Class had moderately higher expenses, its performance typically would have been slightly lower than the Institutional Class.

§
During the period from September 1, 2009 through April 19, 2010, the Fund’s Trust Class had only one investor, which could have impacted Fund performance. On April 19, 2010, the Fund’s Trust Class was converted into the Fund’s Institutional Class and the Fund had only one Institutional Class investor, which could have impacted performance. The total return of the Fund’s Institutional Class includes the performance of the former Trust Class.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡
After reimbursement of expenses and/or waiver of the investment management fees by Management.  Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

Year Ended August 31,			Period Ended August 31,
2010(2)	2009(2)	2008(2)	2007(2)
15.47%(3)	15.05%	2.58%	2.54%(1)

(1)	Period from November 2, 2006 to August 31, 2007.
(2)	These ratios reflect a reduced fee schedule for certain expenses. If these expenses had not been reduced, the ratios would have been higher.
(3)
On April 19, 2010, the Fund’s Trust Class was converted into the Fund’s Institutional Class. The financial information of the Fund’s Institutional Class includes the financial information of Trust Class shares.

^	The date investment operations commenced.

@	Calculated based on the average number of shares outstanding during each fiscal period.

*	Annualized.

**	Not annualized.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Neuberger Berman Equity Funds and
Shareholders of Neuberger Berman Large Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman Large Cap Value Fund, a series of Neuberger Berman Equity Funds (the “Trust”), as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Trust’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Large Cap Value Fund as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 14, 2010

Directory

	Investment Manager, Administrator and Distributor	For Institutional Class Shareholders
	Neuberger Berman Management LLC	Address correspondence to:
	605 Third Avenue, 2nd Floor	Neuberger Berman Management LLC
	New York, NY 10158-0180	605 Third Avenue, Mail Drop 2-7
	800.877.9700 or 212.476.8800	New York, NY 10158-0180
	Intermediary Client Services 800.366.6264	Attn: Intermediary Support Services
800.366.6264
Sub-Adviser
	Neuberger Berman LLC	Legal Counsel
	605 Third Avenue	K&L Gates LLP
	New York, NY 10158-3698	1601 K Street, NW
Washington, DC 20006-1600
Custodian and Shareholder Servicing Agent
	State Street Bank and Trust Company	Independent Registered Public Accounting Firm
	2 Avenue de Lafayette	Ernst & Young LLP
	Boston, MA 02111	200 Clarendon Street
Boston, MA 02116

Trustee and Officer Information

The following tables set forth information concerning the trustees (“Trustees”) and officers (“Officers”) of the Trust. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Independent Fund Trustees
John Cannon (1930)	Trustee since 2000	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	43
Formerly, Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund, 1992 to 2009.

Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	43	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006; ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	43
Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007.

C. Anne Harvey (1937)	Trustee since 2000	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	43
Formerly, President, Board of Associates to The National Rehabilitation Hospital’s Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to 2002.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Robert A. Kavesh (1927)	Trustee since 1986	Retired; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	43
Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., (public company), 1972 to 1986.

Michael M. Knetter (1960)	Trustee since 2007	Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	43
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1984	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	43
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	43
Manager, Old Mutual Funds of Hedge Funds fund complex (consisting of six funds), since 2006 for four funds and since February 2007 for two funds; formerly, Member NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Edward I. O’Brien (1928)	Trustee since 1993	Retired; formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association (“SIA”) (securities industry’s representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	43	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.
Cornelius T. Ryan (1931)	Trustee since 1982	General Partner and Adviser, TD2, TD3, and TOF1 Healthcare Venture Capital Partnerships; Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	43
Trustee, Norwalk Hospital Foundation, since 2000; Director, Supply Pro (privately held company), since 2008; formerly, Trustee, Norwalk Hospital, 1995 to 2004; formerly, President and Director, Randolph Computer Corp., 1966 to 1984; formerly, Director of numerous privately held portfolio companies of Oxford Partners and Oxford Bio Science Partners, 1981 to 2005.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc., Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	43
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Candace L. Straight (1947)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	43
Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	43	None.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Fund Trustees who are “Interested Persons”
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC (“NBFI”) since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
			43
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	43	Chairman of the Board, Staten Island Mental Health Society since 2008.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Jack L. Rivkin* (1940)	Trustee since 2002; President from 2002 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
43
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the Trust’s Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*
Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.  Mr. Rivkin may be deemed an interested person of the Trust by virtue of the fact that, until August 2008, he was a director of Management and an officer of Neuberger.

Information about the Officers of the Trust

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002
Senior Vice President, Neuberger, since 2006; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; Anti-Money Laundering Compliance Officer, eight registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; Executive Vice President, eight registered investment companies for which Management acts as investment manager and administrator (eight since 2008); Secretary, eight registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003 and one since 2006).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
Managing Director, Neuberger, since 2009, and Deputy General Counsel and Assistant Secretary, Neuberger, since 2001; Managing Director, Management, since 2009, and Secretary and General Counsel, Management, since 2004; formerly, Senior Vice President, Neuberger, 2002 to 2009; formerly, Senior Vice President, Management, 2006 to 2009; Executive Vice President, eight registered investment companies for which Management acts as investment manager and administrator (eight since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), eight registered investment companies for which Management acts as investment manager and administrator (seven since 2005 and one since 2006).

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; Assistant Secretary, eight registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, eight registered investment companies for which Management acts as investment manager and administrator (eight since 2008).

Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; Assistant Secretary, eight registered investment companies for which Management acts as investment manager and administrator (seven since 2003 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, eight registered investment companies for which Management acts as investment manager and administrator (eight since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, eight registered investment companies for which Management acts as investment manager and administrator (seven since 2005 and one since 2006); formerly, Assistant Treasurer, seven registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Andrew Provencher (1965)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2005; formerly, Senior Vice President, Neuberger, 2003 to 2005; Vice President, eight registered investment companies for which Management acts as investment manager and administrator (eight since 2008).

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator (seven since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, eight registered investment companies for which Management acts as investment manager and administrator (eight since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, eight registered investment companies for which Management acts as investment manager and administrator (seven since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders (Unaudited)

For the fiscal year ended August 31, 2010, the Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates.  These lower rates range from 5% to 15% depending upon an individual’s tax bracket.  Complete information regarding each Fund’s distributions during the calendar year 2010 will be reported in conjunction with Form 1099DIV.

Fund	Qualified Dividend Income
Large Cap Value Fund	$23,124

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-00582 (filed May 8, 2006).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Martha Goss, George Morriss and Candace Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent trustees as defined by Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to the Neuberger Berman Climate Change, Emerging Markets Equity, Equity Income, Focus, Genesis, Guardian, International, International Institutional, International Large Cap, Large Cap Value, Partners, Real Estate and Select Equities Funds.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to the Neuberger Berman Intrinsic Value, Large Cap Disciplined Growth, Mid Cap Growth, Multi-Cap Opportunities, Regency, Small Cap Growth, and Socially Responsive Funds.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $527,000 and $591,500 for the fiscal years ended 2009 and 2010, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $119,000 and $133,000 for the fiscal years ended 2009 and 2010, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2009 and 2010, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2009 and 2010, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2009 and 2010, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2009 and 2010, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.   The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2009 and 2010, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.   The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2009 and 2010, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $124,800 and $141,500 for the fiscal years ended 2009 and 2010, respectively.  The nature of the services provided were tax compliance, tax advice, and tax planning.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2009 and 2010, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2009 and 2010, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2009 and 2010, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $20,500 and $26,000 for the fiscal years ended 2009 and 2010, respectively.  The nature of the services provided were tax compliance, tax advice, and tax planning.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2009 and 2010, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2009 and 2010, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2009 and 2010, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2009 and 2010, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2009 and 2010, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2009 and 2010, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2009 and 2010, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $124,800 and $141,500 for the fiscal years ended 2009 and 2010, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $334,450 and $0 for the fiscal years ended 2009 and 2010, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $20,500 and $26,000 for the fiscal years ended 2009 and 2010, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-00582 (filed May 8, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: October 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: October 26, 2010

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: October 26, 2010